                                                               EXHIBIT 10.3.1

================================================================================

                            MEZZANINE LOAN AGREEMENT

                             DATED NOVEMBER 25, 2002

                                     BETWEEN

                        IMPAC HOTEL GROUP MEZZANINE, LLC
                       SERVICO OPERATIONS MEZZANINE, LLC
                        LODGIAN FINANCING MEZZANINE, LLC
                         ISLAND MOTEL ENTERPRISES, INC.
                                 PENMOCO, INC.
                                  AS BORROWERS

                                       AND

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                    AS LENDER

                      ------------------------------------

================================================================================

                                TABLE OF CONTENTS

                                                                                                 PAGE
ARTICLE I DEFINITIONS .......................................................................      1

      Section 1.1      Certain Defined Terms ................................................      1
      Section 1.2      Accounting Terms .....................................................     25
      Section 1.3      Other Definitional Provisions ........................................     25

ARTICLE II TERMS OF THE LOAN ................................................................     25

      Section 2.1      Loan .................................................................     25
      Section 2.2      Interest .............................................................     26
      Section 2.3      Interest Rate Cap Agreement ..........................................     27
      Section 2.4      Payments .............................................................     28
      Section 2.5      Maturity .............................................................     30
      Section 2.6      Prepayment ...........................................................     32
      Section 2.7      Outstanding Balance ..................................................     33
      Section 2.8      Taxes ................................................................     34
      Section 2.9      Reasonableness of Charges ............................................     34
      Section 2.10     Funding Losses/Change in Law Etc .....................................     34
      Section 2.11     Servicing/Special Servicing ..........................................     35
      Section 2.12     Mortgage Loan Event of Default .......................................     36
      Section 2.13     Mezzanine Lender Approvals ...........................................     36

ARTICLE III CONDITIONS TO LOAN ..............................................................     37

      Section 3.1      Conditions to Funding of the Loan on the Closing Date ................     37

ARTICLE IV REPRESENTATIONS AND WARRANTIES ...................................................     42

      Section 4.1      Organization, Powers, Capitalization, Good Standing, Business ........     42
      Section 4.2      Authorization of Borrowing, etc ......................................     42
      Section 4.3      Financial Statements .................................................     43
      Section 4.4      Indebtedness and Contingent Obligations ..............................     43
      Section 4.5      Title to the Properties and Collateral ...............................     43
      Section 4.6      Zoning; Compliance with Laws .........................................     44
      Section 4.7      Leases; Agreements ...................................................     44
      Section 4.8      Condition of the Jekyll Island Property ..............................     46
      Section 4.9      Representations and Warranties of the Mortgage Borrowers .............     46
      Section 4.10     Payment of Taxes .....................................................     46
      Section 4.11     Adverse Contracts ....................................................     47
      Section 4.12     Performance of Agreements ............................................     47
      Section 4.13     Governmental Regulation ..............................................     47
      Section 4.14     Employee Benefit Plans ...............................................     47
      Section 4.15     Broker's Fees ........................................................     47
      Section 4.16     Intentionally Deleted ................................................     47

      Section 4.17     Solvency .............................................................     47
      Section 4.18     Disclosure ...........................................................     48
      Section 4.19     Use of Proceeds and Margin Security ..................................     48
      Section 4.20     Insurance ............................................................     48
      Section 4.21     Separate Tax Lots ....................................................     48
      Section 4.22     Security Interests ...................................................     48
      Section 4.23     Investments ..........................................................     48
      Section 4.24     Defaults .............................................................     48
      Section 4.25     No Plan Assets .......................................................     49
      Section 4.26     Governmental Plan ....................................................     49
      Section 4.27     Not Foreign Person ...................................................     49
      Section 4.28     No Collective Bargaining Agreements ..................................     49
      Section 4.29     Pre-Petition Tax Liabilities .........................................     49
      Section 4.30     Jekyll Island Ground Lease ...........................................     49

ARTICLE V COVENANTS OF BORROWER PARTIES .....................................................     50

      Section 5.1      Financial Statements and Other Reports ...............................     50
      Section 5.2      Existence; Qualification .............................................     55
      Section 5.3      Payment of Impositions and Claims ....................................     55
      Section 5.4      Maintenance of Insurance .............................................     56
      Section 5.5      Operation and Maintenance of the Properties; Casualty ................     57
      Section 5.6      Inspection ...........................................................     59
      Section 5.7      O&M Plan .............................................................     59
      Section 5.8      Intentionally Deleted ................................................     59
      Section 5.9      Compliance with Laws and Contractual Obligations .....................     59
      Section 5.10     Further Assurances ...................................................     59
      Section 5.11     Performance of Agreements and Leases .................................     59
      Section 5.12     Leases ...............................................................     59
      Section 5.13     Management; Franchise Agreement ......................................     60
      Section 5.14     Material Agreements ..................................................     63
      Section 5.15     Deposits; Application of Receipts ....................................     63
      Section 5.16     Estoppel Certificates ................................................     63
      Section 5.17     Indebtedness .........................................................     63
      Section 5.18     No Liens .............................................................     64
      Section 5.19     Contingent Obligations ...............................................     64
      Section 5.20     Restriction on Fundamental Changes ...................................     64
      Section 5.21     Transactions with Related Persons ....................................     64
      Section 5.22     Bankruptcy, Receivers, Similar Matters ...............................     65
      Section 5.23     ERISA ................................................................     65
      Section 5.24     Press Release ........................................................     66
      Section 5.25     Ground Leases ........................................................     66
      Section 5.26     Mortgaged Condominium Property .......................................     69
      Section 5.27     Lender's Expenses ....................................................     71
      Section 5.28     Distributions ........................................................     71
      Section 5.29     Completion of Required Capital Improvements ..........................     71
      Section 5.30     Compliance with Plan of Reorganization ...............................     71

      Section 5.31    Cancellation of Indebtedness; Settlement of Claims ...................      71
      Section 5.32    Modification of Mortgage Documents ...................................      71

ARTICLE VI RESERVES ........................................................................      72

      Section 6.1     Security Interest in Reserves; Other Matters Pertaining to Reserves ..      72
      Section 6.2     Funds Deposited with Lender/Special Jekyll Island Reserves ...........      72
      Section 6.3     FF&E Reserve .........................................................      73
      Section 6.4     Capital Improvement Reserve; Required Capital Improvements ...........      74
      Section 6.5     Hazardous Materials Remediation Reserve ..............................      75
      Section 6.6     Conditions to Disbursements from Hazardous Materials Remediation
                      Reserve, Capital Improvement Reserve and the Jekyll Island Special
                      Reserves; Performance of Work ........................................      75
      Section 6.7     Cash Trap Reserve ....................................................      77
      Section 6.8     Substitute Cash Management Agreement .................................      77

ARTICLE VII LOCK BOX; CASH MANAGEMENT ......................................................      78

      Section 7.1     Establishment of Deposit Account and Lock Box Account ................      78
      Section 7.2     Application of Funds in Lock Box Account .............................      80
      Section 7.3     Application of Funds After Event of Default ..........................      80
      Section 7.4     Mortgage Loan Lock Box ...............................................      80

ARTICLE VIII DEFAULT, RIGHTS AND REMEDIES ..................................................      80

      Section 8.1     Event of Default .....................................................      80
      Section 8.2     Acceleration and Remedies ............................................      83
      Section 8.3     Performance by Lender ................................................      85
      Section 8.4     Evidence of Compliance ...............................................      86

ARTICLE IX SINGLE-PURPOSE, BANKRUPTCY-REMOTE REPRESENTATIONS, WARRANTIES AND COVENANTS .....      86

      Section 9.1     Applicable to all Borrowers ..........................................      86
      Section 9.2     Applicable to the Borrowers and Member ...............................      88

ARTICLE X RESTRUCTURING LOAN, SECONDARY MARKET TRANSACTIONS ................................      89

      Section 10.1    Secondary Market Transactions Generally ..............................      89
      Section 10.2    Cooperation; Limitations .............................................      90
      Section 10.3    Information ..........................................................      90
      Section 10.4    Additional Provisions ................................................      92

ARTICLE XI RESTRICTIONS ON LIENS, TRANSFERS; ASSUMABILITY; RELEASE OF PROPERTIES ...........      92

      Section 11.1    Restrictions on Transfer and Encumbrance .............................      92
      Section 11.2    Transfers of Beneficial Interests in the Borrowers ...................      92

      Section 11.3    Assumability .........................................................      93
      Section 11.4    Release of Collateral ................................................      94
      Section 11.5    Release of the Jekyll Island Property ................................      95
      Section 11.6    Sale of Building Equipment ...........................................      97
      Section 11.7    Immaterial Transfers and Easements, etc ..............................      97

ARTICLE XII RECOURSE; LIMITATIONS ON RECOURSE ..............................................      97

      Section 12.1    Limitations on Recourse ..............................................      97
      Section 12.2    Partial Recourse .....................................................      97
      Section 12.3    Miscellaneous ........................................................      98

ARTICLE XIII WAIVERS OF DEFENSES OF GUARANTORS AND SURETIES ................................      98

      Section 13.1    Waivers ..............................................................      98

ARTICLE XIV MISCELLANEOUS ..................................................................     100

      Section 14.1    Expenses and Attorneys' Fees .........................................     100
      Section 14.2    Indemnity ............................................................     101
      Section 14.3    Amendments and Waivers ...............................................     102
      Section 14.4    Retention of the Borrowers' Documents ................................     102
      Section 14.5    Notices ..............................................................     102
      Section 14.6    Survival of Warranties and Certain Agreements ........................     103
      Section 14.7    Failure of Indulgence Not Waiver; Remedies Cumulative ................     103
      Section 14.8    Marshaling; Payments Set Aside .......................................     104
      Section 14.9    Severability .........................................................     104
      Section 14.10   Headings .............................................................     104
      Section 14.11   APPLICABLE LAW .......................................................     104
      Section 14.12   Successors and Assigns ...............................................     104
      Section 14.13   Sophisticated Parties, Reasonable Terms, No Fiduciary Relationship ...     104
      Section 14.14   Reasonableness of Determinations .....................................     105
      Section 14.15   Limitation of Liability ..............................................     105
      Section 14.16   No Duty ..............................................................     105
      Section 14.17   Entire Agreement .....................................................     105
      Section 14.18   Construction; Supremacy of Loan Agreement ............................     106
      Section 14.19   Consent to Jurisdiction ..............................................     106
      Section 14.20   Waiver of Jury Trial .................................................     106
      Section 14.21   Counterparts; Effectiveness ..........................................     107
      Section 14.22   Servicer .............................................................     107
      Section 14.23   Obligations of Borrower Parties ......................................     107
      Section 14.24   Additional Inspections; Reports ......................................     107

                         LIST OF EXHIBITS AND SCHEDULES

Exhibit A         -   Allocated Loan Amount/Aggregate Allocated Loan Amount
Exhibit B         -   Management Agreements
Exhibit C         -   Properties
Exhibit D         -   Property Improvement Plan
Exhibit E         -   Ground Lessor Estoppels
Exhibit F         -   Acceptable Franchisors
Exhibit G         -   [Reserved]
Exhibit H         -   Capital Improvement Plan
Exhibit I         -   Franchise Agreements

Schedule 3.1 (A)  -   List of Loan Documents
Schedule 4.1 (C)  -   Organizational Chart for Borrower Parties
Schedule 4.2      -   Consents
Schedule 4.4      -   Contingent Obligations
Schedule 4.6      -   Zoning
Schedule 4.7 (B)  -   Rent Roll
Schedule 4.7 (E)  -   Material Defaults under Jekyll Island Franchise Agreement
Schedule 4.9      -   Litigation
Schedule 4.10     -   Pre-Petition Tax Liabilities
Schedule 4.20     -   Insurance
Schedule 4.28     -   Collective Bargaining Agreements
Schedule 4.30     -   Ground Lease Amendments
Schedule 5.14     -   Material Agreements

                               List of Schedules

                            MEZZANINE LOAN AGREEMENT

         This MEZZANINE LOAN AGREEMENT (this "LOAN AGREEMENT") is dated as of November 25, 2002 and entered into by and between IMPAC HOTEL GROUP MEZZANINE, LLC, SERVICO OPERATIONS MEZZANINE, LLC, AND LODGIAN FINANCING MEZZANINE, LLC, ISLAND MOTEL ENTERPRISES, INC. AND PENMOCO, INC. (collectively, "BORROWERS", and individually, each a "BORROWER"), and MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (together with its successors and assigns, "LENDER").

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrowers and Lender agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.1 CERTAIN DEFINED TERMS. The terms defined below are used in this Loan Agreement as so defined. Terms defined in the preamble and recitals to this Loan Agreement are used in this Loan Agreement as so defined. All terms not otherwise defined herein shall have the meaning given such terms in the Mortgage Loan Agreement.

       "ACCEPTABLE FRANCHISOR" and "ACCEPTABLE FRANCHISE NAME" means the franchisors identified on EXHIBIT F.

       "ACCEPTABLE MANAGER" means Lodgian Management Corp. or any other Affiliate of the Mortgage Borrowers and, upon receipt of a Rating Confirmation, another reputable hotel management company with at least five (5) years experience managing hotel properties similar to the Properties and which at the time of its engagement is managing at least 5,000 hotel rooms (exclusive of the Properties).

       "ACCEPTABLE REPLACEMENT CAP" has the meaning set forth in Section 2.3.

        "ACCOUNT COLLATERAL" means all of the Borrowers' right, title and interest in and to the Accounts, the Reserves, all monies and amounts which may from time to time be on deposit therein, all monies, checks, notes, instruments, documents, deposits, and credits from time to time in the possession of Lender representing or evidencing such Accounts and Reserves, if any, and all earnings and investments held therein and proceeds thereof.

        "ACCOUNTS" means, collectively, the Deposit Account, the Lock Box Account, the Jekyll Island Lock Box Account, all accounts maintained by or for the benefit of Mortgage Lender pursuant to the terms of the Mortgage Loan Documents and any other accounts pledged to Lender pursuant this Loan Agreement or any other Loan Document.

        "AFFILIATE" means in relation to any Person, any other Person: (i) directly or indirectly controlling, controlled by, or under common control with, the first Person; (ii) directly or indirectly owning or holding fifty percent (50%) or more of any equity interest in the first

Person; or (iii) fifty percent (50%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by the first Person. In addition, the Affiliates of each Borrower Party include, without limitation, all other Borrower Parties, irrespective of whether they now or hereafter satisfy the foregoing criteria. For purposes of this definition, "CONTROL" (including with correlative meanings, the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Where expressions such as "[name of party] or any Affiliate" are used, the same shall refer to the named party and any Affiliate of the named party. Further, the Affiliates of any Person that is an entity shall include all natural persons who are officers, agents, directors, members, partners, or employees of the entity Person.

        "AGGREGATE ALLOCATED LOAN AMOUNT" shall mean the aggregate portion of the Mortgage Loan and the Loan allocated to each Property as set forth on EXHIBIT A".

        "AGGREGATE OUTSTANDING PRINCIPAL BALANCE" means, at the time of determination, the aggregate outstanding principal balance of the Loan and the Mortgage Loan.

        "ALLOCATED LOAN AMOUNT" shall mean the portion of the Loan allocated to each Property as set forth on EXHIBIT A.

        "AMORTIZATION DEFICIENCY" shall mean, as of the date of determination, (x) the aggregate of all monthly Scheduled Mezzanine Principal Payments through the date of determination minus (y) the actual principal payments made to Lender pursuant to Section 2.4(A)(ii) and Section 2.4(A)(iv) of this Loan Agreement through the date immediately preceding the date of determination.

         "APPLICABLE SPREAD" means 9.0000%; provided, however, if the Borrowers have not made the Reserve Principal Payment prior to the Payment Date in November 2003, the "APPLICABLE SPREAD" shall mean 9.5772% throughout the remainder of the term of the Loan, including any Extension Terms.

        "APPROVAL PROCEDURES" has the meaning set forth in Section 2.13(A).

        "APPROVED ACCOUNTING FIRM" means Ernst and Young,
PricewaterhouseCoopers, Deloitte & Touche or KPMG Peat Marwick or any successor entity.

         "ASSIGNMENT OF LEASES" shall mean that certain Assignment of Leases and Rents dated the date hereof given by the Jekyll Island Borrowers to Lender.

         "ASSIGNMENT OF RATE CAP" means that certain Collateral Assignment of Interest Rate Protection Agreement of even date herewith from the Borrowers to Lender, constituting an assignment of the Cap and proceeds therefrom as Collateral for the Loan, as same may be amended or modified from time to time.

         "ASSUMPTION" has the meaning set forth in Section 11.3.

         "BANKRUPTCY CODE" means Title 11 of the United States Code, as amended from time to time, and all rules and regulations promulgated thereunder.

         "BEVERAGE COMPANY" shall mean any Person (other than the Borrowers and the Mortgage Borrowers) holding, or entitled to any proceeds from, any liquor license or other beverage permit for the sale of alcoholic beverages at any Property and at the Jekyll Island Property.

         "BOARD OF MANAGERS" means the board of managers, or similar governing entity, established for the governance of the condominium association established pursuant to the terms of the Mortgaged Condominium Property Documents.

         "BORROWER" and "BORROWERS" have the meanings set forth in the preamble, provided that, following a Release, "BORROWERS" shall mean each of the Borrowers remaining as a party to the Loan Documents, and whose Collateral remain encumbered by the Pledge Agreement (or, with respect to the Jekyll Island Borrowers, whose property remains subject to the Jekyll Island Mortgage) and "BORROWER" shall mean any of such remaining parties.

         "BORROWER PARTY" and "BORROWER PARTIES" means, individually or collectively, the Borrowers, Member and Guarantor.

         "BORROWER PARTY SECRETARY" has the meaning set forth in Section 3.1.

         "BUSINESS DAY" means any day excluding (i) Saturday, (ii) Sunday, (iii) any day which is a legal holiday under the laws of the State of New York, the state or states where the servicing offices of the Servicer, and, if the Loan becomes a "specially serviced loan" pursuant to the terms of any trust and servicing agreement entered into in connection with any Securitization backed in whole or in part by the Loan, the special servicer, are located or the state in which the corporate trust office of the trustee in connection with any such Securitization is located, and (iv) any day on which banking institutions located in such state are generally not open for the conduct of regular business.

         "CALCULATION DATE means (x) prior to the occurrence of a Cash Trap Event, the last day of each calendar quarter, and (y) during the continuance of a Cash Trap Event, the last day of each calendar month.

         "CAP" has the meaning set forth in Section 2.3.

         "CAPEX/FF&E BUDGET" means the expenditures for Replacements and other expenditures for FF&E and Capital Expenditures set forth in an annual budget approved by Lender in writing (such approval not to be unreasonably withheld or delayed as long as the budget is consistent with the form of the CapEx/FF&E Budget provided to Lender prior to Closing), covering the planned FF&E expenditures and Capital Expenditures for the period covered by such budget, as same may be amended pursuant to Section 5.1(D) hereof.

         "CAPITAL EXPENDITURES" means expenditures for Capital Improvements.

         "CAPITAL IMPROVEMENTS" means capital improvements, repairs or alterations, furnishings, fixtures, equipment and other capital items (whether paid in cash or property or accrued as liabilities) made by the Mortgage Borrowers or, with respect to the Jekyll Island Property, made by the Jekyll Island Borrowers, that, in conformity with GAAP, would not be included in the Mortgage Borrowers' or the Jekyll Island Borrowers' annual financial statements as an Operating Expense of the Properties.

         "CAPITAL IMPROVEMENT PLAN" means the Mortgage Borrowers' and the Jekyll Island Borrowers' current plan and budget for certain ongoing multi-phased capital improvements to the respective Properties, including each of the items set forth in the applicable Property Improvement Plan, if any, as more fully described in the Franchisor Letters, all as more particularly described on EXHIBIT H.

         "CAP PROVIDER" has the meaning set forth in Section 2.3.

         "CAP RESERVE" has the meaning set forth in Section 2.3.

         "CAP THRESHOLD RATE" has the meaning set forth in Section 2.3.

         "CASH MANAGEMENT AGREEMENT" means the Mezzanine Cash Management Agreement of even date herewith among the Borrowers, Lender, Manager, and Lock Box Account Bank.

         "CATEGORY" means the applicable Tier 1 Hotel, the Tier 2 Hotel or the Tier 3 Hotel category.

         "CLAIMS" has the meaning set forth in Section 5.3.

         "CLOSING" means the funding of the Loan and the consummation of the other transactions contemplated by this Loan Agreement.

         "CLOSING DATE" means the date on which the Closing occurs.

         " COLLATERAL" means rights, interests, and property of every kind, real and personal, tangible and intangible, which is granted, pledged, liened, or encumbered as security for the Loan or any of the other Obligations under this Loan Agreement, the Pledge Agreement, the Jekyll Island Mortgage, the Cash Management Agreement, the Jekyll Island Cash Management Agreement or the other Loan Documents, including the Account Collateral.

         "COLLATERAL RELEASE" has the meaning set forth in Section 11.4.

         "COLLATERAL RELEASE PRICE" has the meaning set forth in Section 11.4.

         "COMPLIANCE CERTIFICATE" has the meaning set forth in Section 5.1.

         "CONDOMINIUM MORTGAGE BORROWER" has the meaning set forth in the Mortgage Loan Agreement.

         "CONDOMINIUM DEFAULT" has the meaning set forth in the Mortgage Loan Agreement.

         "CONTINGENT OBLIGATION", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person: (A) with respect to any indebtedness, lease, dividend or other obligation of another if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (B) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (C) under any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect against fluctuations in interest rates; or (D) under any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect that Person against fluctuations in currency values. Contingent Obligations shall include (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making (other than the Loan), discounting with recourse or sale with recourse by such Person of the obligation of another, (ii) the obligation to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, and (iii) any liability of such Person for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed.

         "CONTRACTUAL OBLIGATION", as applied to any Person, means any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, other than the Loan Documents.

         "CREDIT CARD COMPANIES" has the meaning set forth in Section 7.1.

         "CREDIT CARD RECEIVABLES PAYMENT DIRECTION LETTER" has the meaning set forth in Section 7.1.

         "DEBT SERVICE COVERAGE RATIO" OR "DSCR" means, at any time of determination, Net Cash Flow for the trailing 12-month period divided by the amount of interest (assuming an interest rate equal to the Test Rate) that the Borrowers and the Mortgage Borrowers will be required to pay over the succeeding 12 months on the Loan and the Mortgage Loan plus, in the case of any determination after the first anniversary of the Closing Date, principal amortization of the Loan and the Mortgage Loan that would be required in respect of the then outstanding principal amount of the Loan and the Mortgage Loan over the first 12 months of 25-year amortization schedule, calculated using the Test Rate.

         "DEBT SERVICE SUB-ACCOUNT" has the meaning set forth in Section 7.1.

         "DEBT YIELD" means, at any time of determination, Net Cash Flow for the trailing 12-month period divided by the then outstanding principal balance of the Loan and the Mortgage Loan.

         "DEEDS OF TRUST" means, collectively, (i) those certain Fee/Leasehold Deeds of Trust, Assignments of Leases and Security Agreements, (ii) those certain Fee/Leasehold Mortgages, Assignments of Leases and Security Agreements, and (iii) those certain Deeds to Secure Debt, Assignment of Leases and Security. Agreements of even date herewith from the applicable Mortgage Borrowers to Mortgage Lender (or deed trustee on behalf of Mortgage Lender, as applicable), constituting Liens on their respective Properties as collateral for the Mortgage Loan as same may be modified or amended from time to time.

         "DEFAULT" means any breach or default under any of the Loan Documents, whether or not the same is an Event of Default, and also any condition or event that, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

         "DEFAULT RATE" has the meaning set forth in Section 2.2.

         "DEPOSIT ACCOUNT" has the meaning set forth in Section 7.1.

         "DEPOSIT ACCOUNT AGREEMENT" has the meaning set forth in Section 7.1.

         "DEPOSIT BANK" has the meaning set forth in Section 7.1.

         "DETERMINATION DATE" means the day which is two (2) Eurodollar Business Days prior to the first day of an Interest Accrual Period; provided that the first Determination Date shall be two (2) Eurodollar Business Days prior to the Closing Date or, if such date is not a Eurodollar Business Day, the immediately preceding Eurodollar Business Day. The LIBO Rate set on each Determination Date shall be in effect for the Interest Accrual Period immediately following such Determination Date.

         "DISCLOSURE DOCUMENTS" has the meaning set forth in Section 10.3.

         "DISPROPORTIONATE PAYDOWN" has the meaning set forth in Section 2.4(D).

         "DOLLAR EQUIVALENTS" means (a) commercial paper rated P-1 or better by Moody's or A-1 or better by S&P or similarly rated by any successor to either of such rating services, (b) obligations of the United States government or any agency thereof which are backed by the full faith and credit of the United States, or (c) deposits, including certificates of deposit, in any commercial bank or trust company (i) which is registered to do business in any state of the United States, (ii) which has capital and surplus in excess of $100,000,000 and
(iii) the short-term debt of which is rated A-1 or better by S&P or P-1 or better by Moody's or is similarly rated by any successor thereof, provided that each such item of commercial paper, each such obligation, and each such time deposit has a maturity date not later than thirty days after the date of purchase thereof.

         "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

         "DOTHAN HOTEL" has the meaning set forth in Section 5.13.

         "ELIGIBLE ACCOUNT" shall mean a separate and identifiable account from all other funds held by the holding institution, which account is either (i) an account maintained with an Eligible Bank or (ii) a segregated trust account maintained by a corporate trust department of a federal depository institution or a state chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity or is otherwise acceptable to the Rating Agencies.

         "ELIGIBLE BANK" shall mean a bank that satisfies the Rating Criteria.

         "EMPLOYEE BENEFIT PLAN" means any employee benefit plan within the meaning of Section 3(3) of ERISA (including any Multiemployer Plan) (i) which is maintained for employees of any Borrower or any ERISA Affiliate, (ii) which has at any time within the preceding six (6) years been maintained for the employees of any Borrower or any current or former ERISA Affiliate or (iii) for which any Borrower or any ERISA Affiliate has any liability, including contingent liability.

         "ENVIRONMENTAL INDEMNITY" means the Environmental Indemnity of even date herewith from the Borrowers and Guarantor to Lender, as same may be amended or modified from time to time.

         "ENVIRONMENTAL LAW" shall have the meaning given such term in the Mortgage Loan Agreement.

         "ENVIRONMENTAL REPORTS" shall mean that certain environmental report of the Jekyll Island Property delivered to Lender prior to the date hereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and all rules and regulations promulgated thereunder.

         "ERISA AFFILIATE" means, in relation to any Person, any other Person under common control with the first Person, within the meaning of Section 4001(a)(14) of ERISA.

         "EURODOLLAR BUSINESS DAY" means any day on which banks in the City of London, England are generally open for interbank or foreign exchange transactions and which is also a Business Day.

         "EVENT OF DEFAULT" has the meaning set forth in Section 8.1.

         "EXCESS CASH FLOW" has the meaning set forth in the Mortgage Loan Cash Management Agreement.

         "EXCESS INTEREST" has the meaning set forth in Section 2.2.

         "EXCULPATED PARTIES" has the meaning set forth in Section 12.2.

         "EXTENSION CAP THRESHOLD RATE" has the meaning set forth in Section
2.5.

         "EXTENSION NOTICE" has the meaning set forth in Section 2.5.

         "EXTENSION TERMS" has the meaning set forth in Section 2.5.

         "EXTRAORDINARY RECEIPTS SUB-ACCOUNT" has the meaning set forth in the Cash Management Agreement.

         "FF&E" means all machinery, furniture, furnishings, equipment, fixtures (including, without limitation, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), inventory and articles of personal property and accessions, renewals and replacements thereof and substitutions therefor (including, without limitation, beds, bureaus, chiffonniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stool, sofas, chinaware, linens, pillows, blankets, glassware, foodcarts, cookware, dry cleaning facilities, dining room wagons, tools, keys or other entry systems, bars, bar fixtures, liquor and drink dispensers, ice makers, radios, clock radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washer and dryers), other customary hotel equipment and other tangible property of every kind and nature whatsoever owned by the Mortgage Borrowers or the Jekyll Island Borrowers, or in which the Mortgage Borrowers or the Jekyll Island Borrowers have or shall have an interest, now or hereafter located at the Properties, or appurtenant thereto, and useable in connection with the present or future operation and occupancy of the Properties and all building equipment, material and supplies of any nature whatsoever owned by the Mortgage Borrowers or the Jekyll Island Borrowers, or in which Mortgage Borrowers or the Jekyll Island Borrowers have or shall have an interest, now or hereafter located at the Properties, or appurtenant thereto, and useable in connection with the present or future operation, enjoyment and occupancy of the Properties.

         "FF&E RESERVE" means the reserve established pursuant to Section 6.4 of the Mortgage Loan Agreement.

         "FINANCIAL STATEMENTS" means statements of operations and retained earnings, statements of cash flow and balance sheets.

         "FINANCING STATEMENTS" means the Uniform Commercial Code Financing Statements naming the applicable Borrower Parties as debtor, and Lender as secured party, required under applicable state law to perfect the security interests created hereunder or under the other Loan Documents.

         "FIRST EXTENSION TERM" has the meaning set forth in Section 2.5.

         "FITCH" means Fitch, Inc.

         "FORCE MAJEURE" means acts of god, governmental restrictions, stays, judgments, orders, decrees, enemy actions, civil commotion, fire, casualty, strikes or work stoppages which are industry-wide and not aimed at the Borrowers or their Affiliates, or other causes beyond the reasonable control of the Borrowers and/or their Affiliates, but the Borrowers' lack of funds in and of itself shall not be deemed a cause beyond the control of the Borrowers.

         "FRANCHISE AGREEMENTS" means, collectively, those certain agreements described in EXHIBIT I and any replacement franchise agreement which may hereafter be entered into in accordance with the terms and conditions hereof by any of the Mortgage Borrowers or the Jekyll Island Borrowers, as the case may be, as franchisee, pursuant to which the Mortgage Borrowers or the Jekyll Island Borrowers, as the case may be, have the right to operate the Properties under names and hotel systems controlled by the applicable Franchisor.

         "FRANCHISOR" means the current hotel franchisor or licensor with respect to any of the Properties or any other successors franchisor or licensor permitted pursuant to Section 5.13.

         "FRANCHISOR LETTER" shall mean, with respect to each Property, a comfort letter(s), and/or similar instrument(s) from the related Franchisor to Mortgage Lender and Lender acknowledging the Loan and providing certain assurances, reasonably satisfactory to Lender, with respect thereto.

         "FUNDING LOSSES" has the meaning set forth in Section 2.10.

         "FUNDING PARTY" means any bank or other entity, if any, which is indirectly or directly funding Lender with respect to the Loan, in whole or in part, including, without limitation, any direct or indirect assignee of, or participant in, the Loan.

         "GAAP" means generally accepted accounting principles as set forth in Statement on Auditing Standards No. 69 entitled "The Meaning of Presenting Fairly in Conformity with Generally Accepted Accounting Principles in the Independent Auditor's Report" issued by the Auditing Standards Board of the Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board to the extent such principles are applicable to the facts and circumstances as of the date of determination.

         "GOVERNMENTAL AUTHORITY" means, with respect to any Person, any federal or state government or other political subdivision thereof and any entity, including any regulatory or administrative authority or court, exercising executive, legislative, judicial, regulatory or administrative or quasi-administrative functions of or pertaining to government, and any arbitration board or tribunal in each case having jurisdiction over such applicable Person or such Person's property, and any stock exchange on which shares of capital stock of such Person are listed or admitted for trading.

         "GROUND LEASE DEFAULT" has the meaning given such term in the Mortgage Loan Agreement, but for purposes of this Loan Agreement, shall include the Jekyll Island Property.

         "GROUND LEASED PROPERTIES" has the meaning given such term in the Mortgage Loan Agreement.

         "GROUND LEASES" has the meaning given such term in the Mortgage Loan Agreement, but, for purposes of this Loan Agreement, shall include the Jekyll Island Ground Lease.

         "GROUND LESSOR" means each of the lessors under the Ground Leases.

         "GUARANTOR" means Lodgian, Inc., a Delaware corporation.

         "GUARANTY" means the Guaranty of Recourse Obligations and the Environmental Indemnity, each of even date herewith executed by Guarantor in favor of Lender, as same may be amended or modified from time to time.

         "HAZARDOUS MATERIALS REMEDIATION RESERVE" means the Reserve established pursuant to Section 6.5 of the Mortgage Loan Agreement.

         "IMPOSITIONS" means (i) all real estate and personal property taxes, and vault charges and all other taxes, levies, assessments and other similar charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of every kind and nature whatsoever (including any payments in lieu of taxes), which at any time prior to, at or after the execution hereof may be assessed, levied or imposed by, in each case, a governmental authority upon any of the Properties or the rents relating thereto or upon the ownership, use, occupancy or enjoyment thereof, and any interest, cost or penalties imposed by such governmental authority with respect to any of the foregoing and (ii) all rent and other amounts payable by the Mortgage Borrowers or by the Jekyll Island Borrowers under each of the Ground Leases or under the Jekyll Island Ground Lease and under the Mortgaged Condominium Property Documents. Impositions shall not include (x) any sales or use taxes payable by the Mortgage Borrowers or by the Jekyll Island Borrowers, (y) taxes payable by tenants or guests occupying any portions of the Properties, or (z) taxes or other charges payable by any Manager or Franchisor unless such taxes are being paid on behalf of the Mortgage Borrowers or the Jekyll Island Borrowers.

         "IMPOSITIONS AND INSURANCE RESERVE" means the reserve established pursuant to Section 6.3 of the Mortgage Loan Agreement and the reserve established pursuant to Section 6.2(C) of this Loan Agreement.

         "IMPROVEMENTS" means all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements of every kind and nature now or hereafter located on the Properties and on the Jekyll Island Property.

         "INDEBTEDNESS" or "INDEBTEDNESS", shall mean, for any Person, without duplication: (i) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (ii) all unfunded amounts under a loan agreement, letter of credit (unless secured in full by Dollars), or other credit facility for which such Person would be liable if such amounts were advanced thereunder, (iii) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests but not any preferred return or special dividend paid solely from, and to the extent of, excess cash flow after the payment of all operating expenses, capital improvements and debt service on all Indebtedness, (iv) all obligations under leases that constitute capital leases for which such Person is liable, (v) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss, and
(vi) invoices for goods and services provided to the Mortgage Borrowers and the Jekyll Island Borrowers which are not paid within thirty (30) days of invoice.

         "INDEMNIFIED LIABILITIES" has the meaning set forth in Section 14.2.

         "INDEMNITEES" has the meaning set forth in Section 14.2.

         "INDEPENDENT DIRECTOR" means an individual who shall not have been at the time of such individual's appointment or at any time while serving as a director of Member, the Borrowers, the Mortgage Borrowers or any of their respective Affiliates, and may not have been at any time during the preceding five years (i) a stockholder, director (other than as an independent director/member), officer, employee, partner, attorney or counsel of Member, Guarantor, the Borrowers, the Mortgage Borrowers or any Affiliate of any of them (except that such individual may be an independent director of any other Affiliate of the foregoing), (ii) a customer, supplier or other Person who derives any of its purchases or revenues from its activities with Member, Guarantor, the Borrowers, the Mortgage Borrowers or any Affiliate of any of them (other than a company that provides professional independent directors and which also may provide other ancillary corporate, partnership, company or trust services to Member, the Borrowers, the Mortgage Borrowers or their Affiliates in the ordinary course of business (for example, The Corporation Trust Company)),
(iii) a Person or other entity controlling or under common control with any such stockholder, partner, customer, supplier or other Person, or (iv) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.

         "INITIAL TERM" means the period from the Closing Date to the Scheduled Maturity Date.

         "INSURANCE POLICIES" has the meaning set forth in Section 5.4.

         "INSURANCE PREMIUMS" means the annual insurance premiums for the insurance policies required to be maintained by the Mortgage Borrowers and the Jekyll Island Borrowers pursuant to Section 5.4.

         "INTEREST ACCRUAL PERIOD" means a period commencing on the first Business Day of a calendar month and ending on the day immediately prior to the first Business Day of the next calendar month; provided that the first Interest Accrual Period shall mean the period from and including the Closing Date and including the day immediately prior to the first Business Day of the next calendar month.

         "INTERESTED PARTIES" has the meaning set forth in Section 10.3.

         "INTEREST RATE" has the meaning set forth in Section 2.2.

         "INVOLUNTARY BORROWER BANKRUPTCY" has the meaning set forth in Section 5.22.

         "IRC" means the Internal Revenue Code of 1986, and any rule or regulation promulgated thereunder from time to time, in each case as amended from time to time.

         "IRS" means the Internal Revenue Service or any successor thereto.

         "JEKYLL ISLAND ASSIGNMENT OF LEASES AND RENTS" means that certain assignment of leases and rents given by the Jekyll Island Borrowers to Lender.

         "JEKYLL ISLAND BORROWERS" means, collectively, Island Motel Enterprises, Inc. and Penmoco, Inc.

         "JEKYLL ISLAND CAPITAL IMPROVEMENT RESERVE" has the meaning set forth in Section 6.4.

         "JEKYLL ISLAND CASH MANAGEMENT AGREEMENT" means that certain cash management agreement dated as of the date hereof among the Jekyll Island Borrowers, Lender, the Lock Box Account Bank and Manager.

         "JEKYLL ISLAND FF&E RESERVE" has the meaning given in Section 6.3(B).

         "JEKYLL ISLAND GROUND LEASE" means that certain Lease Agreement, dated as of October 23, 1972, made by and between the Jekyll Island-State Park Authority, a body corporate and politic created by the General Assembly of the State of Georgia, as lessor, and Penmoco, Inc., as lessee, as modified, extended and amended by various instruments, including a "Modification Agreement" dated October 8, 1973, a "Modification Agreement" dated October 3, 1974, an "Assignment, Assumption and Agreement" dated October 26, 1976, and a "Modification of Warranty Deed to Secure Debt" dated April 4, 1978.

         "JEKYLL ISLAND GROUND LEASE DEFAULT" has the meaning given in Section 4.30.

         "JEKYLL ISLAND GROUND LEASED PROPERTY" means the real property covered by the Jekyll Island Ground Lease.

         "JEKYLL ISLAND IMPOSITIONS AND INSURANCE RESERVE" has the meaning given in Section 7.1.

         "JEKYLL ISLAND LOCK BOX ACCOUNT" has the meaning given in Section 7.1.

         "JEKYLL ISLAND MONTHLY FF&E PAYMENT" has the meaning given in Section 6.3.

         "JEKYLL ISLAND MORTGAGE" means that certain Leasehold Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement given by the Jekyll Island Borrowers to Lender covering the Jekyll Island Property.

         "JEKYLL ISLAND PROPERTY" means the Holiday Inn, 200 S, Beachview Drive, Glynn County, Jekyll Island, Georgia.

         "JEKYLL ISLAND RELEASE" has the meaning given in Section 11.5.

         "JEKYLL ISLAND RELEASE DATE" has the meaning given in Section 11.5.

         "JEKYLL ISLAND RELEASE PRICE" has the meaning given in Section 11.5.

         "JEKYLL ISLAND REQUIRED CAPITAL IMPROVEMENTS" has the meaning given in
Section 6.4.

         "JEKYLL ISLAND RESERVES" means the Jekyll Island Capital Improvement Reserve, the Jekyll Island FF&E Reserve and the Jekyll Island Impositions and Insurance Reserve.

         "JEKYLL ISLAND SUPPLEMENTAL INSURANCE RESERVE PAYMENT" means $31,957.

         "KNOWLEDGE": whenever in this Loan Agreement or any of the Loan Documents, or in any document or certificate executed on behalf of any Borrower Party pursuant to this Loan Agreement or any of the Loan Documents, reference is made to the knowledge of the Borrowers or any other Borrower Party (whether by use of the words "knowledge" or "known", or other words of similar meaning, and whether or not the same are capitalized), such shall be deemed to refer to the knowledge (without independent investigation unless otherwise specified) of (i) the individuals who have significant responsibility for any policy making, major decisions or financial affairs of the applicable entity; (ii) the general manager for the applicable Property; (iii) the regional vice president of operations for Guarantor, the president of each Borrower and Member, with respect to operational issues of any of the Mortgage Borrowers, any of the Properties, or any of the Borrowers; (iv) the chief operating officer of Guarantor, with respect to representations regarding Guarantor; and (v) also to the knowledge of the person signing such document or certificate.

         "LEASE" means any lease, tenancy, license, assignment and/or other rental or occupancy agreement or other agreement or arrangement (including, without limitation, any and all guaranties of any of the foregoing) heretofore or hereafter entered into affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Properties or any portion thereof, including any extensions, renewals, modifications or amendments thereof.

         "LENDER" is defined in the preamble.

         "LENDER'S CONSULTANT" has the meaning set forth in Section 6.6.

         "LETTER OF CREDIT" shall mean an irrevocable, unconditional, transferable, clean sight draft letter of credit (either an evergreen letter of credit or one which does not expire until at least thirty (30) days after the Maturity Date (the "LC EXPIRATION DATE")), in favor of Lender, entitling Lender to draw thereon in New York, New York based solely on a statement executed by an officer or authorized signatory of Lender, in form and substance reasonably acceptable to Lender and issued by an Eligible Bank. If at any time (a) the institution issuing any such Letter of Credit shall cease to be an Eligible Bank, or (b) if the Letter of Credit is due to expire prior to the LC Expiration Date, Lender shall have the right immediately to draw down the same in full and hold the proceeds thereof in accordance with the provisions of this Loan Agreement, unless the Borrowers shall deliver a replacement Letter of Credit from an Eligible Bank within (i) as to (a) above, twenty (20) days after Lender delivers written notice to the Borrowers that the institution issuing the Letter of Credit has ceased to be an Eligible Bank, or
(ii) as to (b) above, within twenty (20) days prior to the expiration date of said Letter of Credit.

         "LIBO RATE" means the applicable London interbank offered rate (rounded upwards, if necessary, to the nearest one sixteenth (1/16th) of one percent (1%)) expressed as a percentage per annum for deposits in U.S. dollars appearing on Telerate Page 3750 as of 11:00 a.m. (London time) two business days prior to the first day of the applicable Interest Accrual Period and having a maturity equal to the duration of such Interest Accrual Period, provided that, (1) if Telerate Page 3750 is not available for any reason, LIBO Rate for the relevant Interest Accrual Period shall instead be the applicable London interbank offered rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two business days prior to the first day of such Interest Accrual Period, and having a remaining term to maturity equal to such Interest Accrual Period, and (2) if no such report is available, LIBO Rate for the relevant interest period shall instead be the rate determined by the Lender to be the rate at which it offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two business days prior to the first day of such Interest Accrual Period, in the approximate amount of its portion of the relevant loan and having a maturity equal to such Interest Accrual Period. LIBO Rate shall be adjusted for Federal Reserve Board reserve requirements.

         "LIEN" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind, whether voluntary or involuntary, (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

         "LLC INTERESTS" has the meaning set forth in the Pledge Agreement.

         "LOAN" has the meaning set forth in Section 2.1.

         "LOAN AGREEMENT" means this Mezzanine Loan Agreement, as same may be amended, modified or restated from time to time (including all schedules, exhibits, annexes and appendices hereto).

         "LOAN DOCUMENTS" means this Loan Agreement, the Note, the Pledge Agreement, the Jekyll Island Mortgage, the Guaranty, the Environmental Indemnity, the Assignment of Rate Cap, the Financing Statements, the Cash Management Agreement, the Jekyll Island Cash Management Agreement, the Jekyll Island Assignment of Leases and Rents and any and all other documents and agreements from any of the Borrowers, Member, Guarantor or Manager and accepted by Lender for the purposes of evidencing and/or securing the Loan, excluding the Mortgage Loan Documents.

         "LOCK BOX ACCOUNT" and "LOCK BOX ACCOUNT BANK" are defined in Section 7.1.

         "LP INTERESTS" has the meaning set forth in the Pledge Agreement.

         "MANAGEMENT AGREEMENTS" means those certain Management Agreements described in EXHIBIT B, between each Mortgage Borrower or the Jekyll Island Borrowers, and the applicable Manager described therein, the Memphis Interim Agreement and any management agreement which may hereafter be entered into in accordance with the terms and conditions hereof, pursuant to which any subsequent Manager may hereafter manage one or more of the Properties.

         "MANAGEMENT FEE" means the fees earned by all Managers pursuant to the terms of the Management Agreements.

         "MANAGERS" means the managers described in EXHIBIT B or an Acceptable Manager as may hereafter be charged with management of one or more of the Properties in accordance with the terms and conditions hereof.

         "MATERIAL ADVERSE EFFECT" means, as determined by Lender in its reasonable discretion, (A) a material adverse effect (which may include economic or political events) upon the business, operations properties, assets or condition (financial or otherwise) of any of the Borrowers, the Mortgage Borrowers or Guarantor, or (B) the impairment of the ability of any of the Borrowers, the Mortgage Borrowers or Guarantor to perform its obligations under any Loan Documents, or (C) the impairment of the ability of Lender to enforce or collect any of the Obligations as such Obligations become due or of Mortgage Lender to enforce or collect any of the obligations under the Mortgage Loan Documents as such obligations become due. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then occurring events and existing conditions would result in a Material Adverse Effect.

         "MATERIAL AGREEMENT" means any contract or agreement relating to the ownership, management, development, use, operation, leasing, maintenance, repair or improvement of the Properties under which there is an obligation of the Mortgage Borrowers or the Jekyll Island Borrowers, in the aggregate, to pay, or under which any Mortgage Borrower or the Jekyll Island Borrowers receives in compensation, more than $1,000,000 per annum, other than (i) the Management Agreements, (ii) any Franchise Agreements, and (iii) any agreement under which
(x) there is an obligation of the Mortgage Borrowers or the Jekyll Island Borrowers, in the aggregate, to pay, or under which any Mortgage Borrower or the Jekyll Island Borrowers (or all of the Mortgage Borrowers and the Jekyll Island Borrowers, in the aggregate) receives in compensation, not more than $5,000,000 per annum and which (y) is terminable by the Mortgage Borrowers or the Jekyll Island Borrowers on not more than sixty (60) days prior written notice without any fee or penalty.

         "MATERIAL ALTERATION" means any improvement or alteration to any Property (other than decorative work such as painting, wallpapering and carpeting), the cost of which exceeds the greater of (x) five percent (5%) of the Aggregate Allocated Loan Amount of such Property or (y) $250,000, or is not otherwise already approved by Lender as part of the CapEx/FF&E Budget or Capital Improvement Plan then in effect or which otherwise does not constitute Work.

         "MATERIAL LEASE" means any Lease of space in a Property (other than Leases for space in the office building located at the West Palm Beach Property) or in the Jekyll Island Property which (i) is with an Affiliate of the Mortgage Borrowers or the Jekyll Island Borrowers, (ii)(a) either provides for annual rent or other payments in an amount equal to or greater than $100,000, or has a term (including all extensions and renewals which are unilaterally exercisable by the tenant thereunder) or more than (10) years, and (b) may not be cancelled by either party thereto on thirty (30) days' notice without payment of a termination fee, penalty or other cancellation fee, (iii) demises in excess of 2000 square feet of space, (iv) is for any establishment the primary purpose of which is the service of food and/or beverages or for any use not currently in effect at the Property or the Jekyll Island Property, or (v) obligates the Mortgage Borrowers or the Jekyll Island Borrowers to make any improvements to the Property or the Jekyll Island Property either directly or through cash allowances (including, without limitation, free rent, tenant improvement allowances, or landlord's construction work) to the applicable tenant in excess of $25,000. For purposes of this definition only, in determining the square footage demised under any Lease, all space in the applicable Property or the Jekyll Island Property which may in the future be demised to the tenant under such Lease by reason of such tenant exercising any right or option contained in such Lease shall be included in the calculation of the square footage demised under such Lease.

         "MATURITY DATE" shall mean the Scheduled Maturity Date, as same may be extended for the First Extension Term, the Second Extension Term, or the Third Extension Term (subject to the terms and conditions of Section 2.5(B)), or such other date on which the final payment of principal of the Note becomes due and payable as herein provided, whether at such stated maturity date, by acceleration, or otherwise.

         "MAXIMUM RATE" has the meaning set forth in Section 2.2.

         "MEMBER" shall mean, individually or collectively, any entity (other than the sole member of any Borrower) which is now or hereafter becomes the managing member of any of the Borrowers under such Borrower's limited liability company operating agreement.

         "MEMBERSHIP CERTIFICATES" has the meaning set forth in the Pledge Agreement.

         "MEMPHIS INTERIM AGREEMENT" as defined in the Mortgage Loan Agreement.

         "MERRILL LYNCH" has the meaning set forth in Section 10.3.

         "MEZZANINE LENDER'S PERCENTAGE" shall mean, if the Mortgage Loan remains outstanding at the time of determination, the ratio, expressed as a percentage, that the then outstanding principal balance of the Mezzanine Loan bears to the Aggregate Outstanding Principal Balance, and following satisfaction of the Mortgage Loan, 100%. As of the date hereof Mezzanine Lender's Percentage is 25.99%.

         "MINIMUM DEBT YIELD" means (i) prior to the first (1st) anniversary of the Closing Date, 12.75%, (ii) from the first (1st) anniversary of the Closing Date but prior to the second (2nd) anniversary of the Closing Date, 13.25%,
(iii) during the First Extension Term, 13.50%, (iv) during the Second Extension Term, 13.75%, and (v) during the Third Extension Term, 14.00%.

         "MINIMUM DSCR" means 1.20:1.0.

         "MOODY'S" means Moody's Investors Service.

         "MORTGAGE BORROWERS" means, collectively, each of the entities identified as owners of Properties set forth on Schedule 4.1(C), provided that, following a Property Release, "MORTGAGE BORROWERS" shall mean each of the Mortgage Borrowers remaining as a party to the Mortgage Loan Agreement and whose Property remains subject to the Deeds of Trust (as defined in the Mortgage Loan Agreement).

         "MORTGAGE LENDER" means Merrill Lynch Mortgage Lender, Inc., its successors and assigns, as lender under the Mortgage Loan Documents.

         "MORTGAGE LENDER'S PERCENTAGE" shall mean, at the time of determination, the ratio, expressed as a percentage, that the outstanding principal balance of the Mortgage Loan bears to the Aggregate Outstanding Principal Balance. As of the date hereof, Mortgage Lender's Percentage is 74.01%

         "MORTGAGE LOAN" means that certain loan in the amount of $224,036,325 from Mortgage Lender to the Mortgage Borrowers.

         "MORTGAGE LOAN AGREEMENT" means the Loan and Security Agreement between the Mortgage Borrowers and Mortgage Lender.

         "MORTGAGE LOAN CASH MANAGEMENT AGREEMENT" means the Cash Management Agreement of even date herewith among Mortgage Borrowers, Mortgage Lender, Manager, and Lock Box Account Bank and any replacement thereof entered into with a successor Agent in accordance with the terms thereof.

         "MORTGAGE LOAN DOCUMENTS" means the documents executed and delivered by the Mortgage Borrowers and certain Affiliates thereof to Mortgage Lender in connection with the Mortgage Loan.

         "MORTGAGE LOAN LOCK BOX ACCOUNT" means the Lock Box Account established pursuant to the terms of the Mortgage Loan Cash Management Agreement.

         "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 3(37) or Section 4001 (a)(3) of ERISA to which any of the Borrowers or any Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years, or for which any of the Borrowers or any Affiliate has any liability, including contingent liability.

         "NET CASH FLOW" means Net Operating Income for any period less (i) a base management fee equal to the greater of (A) the actual base management fee for such period and (B) 4.0% of Operating Revenues for such period, (ii) a reserve for FF&E equal to 4.0% of Operating Revenues for such period, and (iii) fees due to all Franchisors for such period.

         "NET OPERATING INCOME" OR "NOI" has the meaning given such term in the Mortgage Loan Agreement, but for purposes of this Loan Agreement, shall include Net Operating Income from the Jekyll Island Property as if the Jekyll Island Property were a "Property" under the Mortgage Loan Agreement.

         "NON-FLAGGED PROPERTIES" means the Properties located at 9700 Bluegrass Highway, Louisville, Kentucky and 2144 Madison Avenue, Memphis, Tennessee, prior to such Properties becoming subject to a Franchise Agreement.

         "NOTE" has the meaning set forth in Section 2.1.

         "OBLIGATIONS" means the Loan and all obligations, liabilities and indebtedness of every nature to be paid or performed by the Borrowers under the Loan Documents, including the principal amount of the Loan, interest accrued thereon and all fees, costs and expenses, and other sums now or hereafter owing, due or payable and whether before or after the filing of a proceeding under the Bankruptcy Code by or against any of the Borrowers, and the performance of all other terms, conditions and covenants under the Loan documents.

         "OPERATING BUDGET" means, for any period, the Mortgage Borrowers' and the Jekyll Island Borrower's budget setting forth the Mortgage Borrowers' and the Jekyll Island Borrowers' best estimate, after due consideration, of all Operating Revenues and Operating Expenses and any other revenues, costs and expenses for each of the Properties or for the Jekyll Island Property, as the case may be, for such period, which budget has been approved by Lender in accordance herewith, as same may be amended pursuant to Section 5.1(D) hereof.

         "OPERATING EXPENSES" has the meaning given such term in the Mortgage Loan Agreement, but, for purposes of this Loan Agreement, shall include Operating Expenses from the Jekyll Island Property as if the Jekyll Island Property were a "Property" under the Mortgage Loan Agreement.

         "OPERATING REVENUES" has the meaning given such term in the Mortgage Loan Agreement, but, for purposes of this Loan Agreement, shall include Operating Revenues from the Jekyll Island Property as if the Jekyll Island Property were a "Property" under the Mortgage Loan Agreement.

         "OSI DEFAULTS" means defaults under the Crowne Plaza Franchise Agreements resulting from the failure to achieve or maintain an Overall Service Index Level (as such term is defined in the applicable standards manual in effect for the Crowne Plaza Franchise Agreements) of 80, or such other default standard as may be set forth in the applicable standards manual after the Closing Date at the following Properties: (i) the West Palm Beach Property; (ii) 350 1(st) Avenue N.E., Cedar Rapids, Iowa; (iii) 91 State Street,
Albany, New York and (iv) 2801 NW Freeway, Houston, Texas.

         "OWNERSHIP INTERESTS" has the meaning set forth in Section 9.1.

         "PAYMENT DATE" means the date that is the last day of each calendar month occurring during the term of the Loan (or if such last day is not a Business Day, the immediately preceding Business Day).

         "PERMITTED ASSUMPTION" has the meaning set forth in Section 11.3.

         "PERMITTED ENCUMBRANCES" shall have the meaning given such term in the Mortgage Loan Agreement but, for purposes of this Loan Agreement, shall include
(i) the Jekyll Island

Mortgage and the other Liens of the Loan Documents relating to the Jekyll Island Property in favor of Lender, (ii) the items shown in Schedule B to the Title Policy relating to the Jekyll Island Property as of Closing, (iii) Liens for Impositions relating to the Jekyll Island Property not yet due and payable or Liens arising after the date hereof which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted in accordance with Section 5.3(D) hereof; (iv) in the case of Liens relating to the Jekyll Island Property arising after the date hereof, statutory Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens arising by operation of law, which are incurred in the ordinary course of business and discharged by the Borrowers by payment, bonding or otherwise within forty-five
(45) days after the filing thereof or which are being contested in good faith in accordance with Section 5.3(D) hereof; (v) Liens relating to the Jekyll Island Property arising from reasonable and customary purchase money financing of personal property and equipment leasing to the extent the same are created in the ordinary course of business in accordance with Section 5.17(C) hereof; (vi) all easements, rights-of-way, restrictions and other similar charges or non-monetary encumbrances against the Jekyll Island Property which do not materially adversely affect (A) the ability of the Borrowers to pay any of their obligations to any Person as and when due, (B) the marketability of title to the Jekyll Island Property, (C) the fair market value of the Jekyll Island Property, or (D) the use or operation of the Jekyll Island Property as of the Closing Date and thereafter; (vii) rights of existing and future tenants, as tenants only, pursuant to the Leases relating to the Jekyll Island Property; and (viii) any other Lien to which Lender may expressly consent in writing.

         "PERMITTED INDEBTEDNESS" has the meaning set forth in Section 5.17.

         "PERMITTED INVESTMENTS" has the meaning set forth in the Cash Management Agreement.

         "PERMITTED OWNERSHIP INTEREST TRANSFERS" has the meaning set forth in
Section 11.2.

         "PERMITTED TRANSFEREE" means any Person (provided such Person satisfies the requirements of Article IX hereof) controlled by, and more than 51% of which is owned by, one of the following:

         (i) a pension fund, pension trust or pension account that (a) has total real estate assets of at least $2.5 Billion and (b) is managed by a Person who controls real estate equity assets (not including the Properties) having a fair market value of at least $1.25 Billion; or

         (ii) a pension fund advisor who (a) immediately prior to such transfer, controls at least $1 Billion of real estate equity assets and (b) is acting on behalf of one or more pension funds that, in the aggregate, satisfy the requirements of clause (i) of this definition; or

         (iii) an insurance company which is subject to supervision by the insurance commissioner, or a similar official or agency, of a state or territory of the United States (including the District of Columbia) (a) with a net worth, as of the date immediately prior to the date of the transfer, of at least $1 Billion and (b) who, immediately prior to such transfer, controls real estate equity assets (not including the Properties) having a fair market value of at least $2.5 Billion; or

         (iv) a corporation organized under the banking laws of the United States or any state or territory of the United States (including the District of Columbia) (a) with a combined capital and surplus of at least $1 Billion and (b) who, immediately prior to such transfer, controls real estate equity assets (not including the Properties) having a fair market value of at least $5 Billion; or

         (v) any other Person (a) with a long-term unsecured debt rating from the Rating Agencies of at least investment grade and (b) that owns or operates at least 15,000 hotel rooms, (ii) has a net worth, as of the date immediately prior to the date of such transfer, of at least $750 Million and
(iii) immediately prior to such transfer, controls real estate equity assets (not including the Properties) having a fair market value of at least $1.5 Billion.

         "PERSON" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and their respective permitted successors and assigns (or in the case of a governmental Person, the successor functional equivalent of such Person).

         "PLAN OF REORGANIZATION" means the Joint Plan of Reorganization of Lodgian, Inc., et al., together with the Official Committee of Unsecured Creditors under Chapter 11 of the Bankruptcy Code, as approved pursuant to the terms of the Bankruptcy Code, together with any confirmation and/or amendments thereto entered in accordance with the Bankruptcy Code.

         "PLEDGE AGREEMENT" means, that certain Pledge and Security Agreement dated as of the date hereof given by the Borrowers (excluding the Jekyll Island Borrowers), as pledgors, in favor of Lender, as secured party, with respect to 100% of the LLC Interests, 100% of the LP Interests (other than those LP Interests in Servico Centre Associates, Ltd. consisting of limited partnership interests that are held by individuals) and 100% of the Stock Interests.

         "PREPAYMENT CONSIDERATION" has the meaning set forth in Section 2.6.

         "PRE-PETITION TAX LIABILITIES" means those certain outstanding taxes (together with accrued interest and penalties thereon) in the amounts set forth on SCHEDULE 4.10 which have been deferred and are required to be paid pursuant to the terms of the Plan of Reorganization, less the amount of any such deferred amounts actually paid by the Borrowers in accordance with the Plan of Reorganization after the date hereof.

         "PROPERTIES" and "PROPERTY" means, collectively or individually, the properties (including land and Improvements) described in EXHIBIT C, together with all Improvements now or hereafter located thereon and all related facilities, amenities and FF&E owned by the applicable Mortgage Borrowers and which shall be encumbered by and are more particularly described in the respective Deeds of Trust; provided that, following a Property Release, "PROPERTIES" and "PROPERTY" shall mean each of the Properties or the Property, as applicable, that remain encumbered by the Deeds of Trust as Collateral for the Mortgage Loan.

         "PROPERTY CONDITION REPORT" has the meaning set forth in Section 3.1.

         "PROPERTY IMPROVEMENT PLAN" means, collectively, those certain property improvement plans for the Properties attached as EXHIBIT D and any future Property Improvement Plans required to be implemented by the applicable Franchisor.

         "PROPERTY RELEASE" has the meaning given such term in the Mortgage Loan Agreement but, as used in this Loan Agreement, shall include a Jekyll Island Release.

         "RATING AGENCY" shall mean, prior to a securitization, any of S&P, Moody's and Fitch or any other nationally-recognized statistical rating organization designated by Lender in its sole discretion, and, after a Securitization, each Rating Agency which has rated the Securities that are the subject of the Securitization.

         "RATING CONFIRMATION" with respect to the transaction or matter in question, shall mean: (i) if all or any portion of the Loan, by itself or together with other loans, has been the subject of a Securitization, then each applicable Rating Agency shall have confirmed in writing that such transaction or matter shall not result in a downgrade, qualification, or withdrawal of any rating then in effect for any certificate or other securities issued in connection with such Securitization; and (ii) if all of the Loan has not been the subject of a Securitization, then Lender shall have determined in its reasonable discretion (taking into consideration such factors as Lender may in good faith determine, including the attributes of the loan pool in which the Loan might reasonably be expected to be securitized) that no rating for any certificate or other securities that would be issued in connection with a Securitization of such portion of the Loan will be downgraded, qualified, or withheld by reason of such transaction or matter.

         "RATING CRITERIA" with respect to any Person, shall mean that (i) the short-term unsecured debt obligations of such Person are rated at least "A-1" by S&P, "P-1" by Moody's and "F-1" by Fitch, if deposits are held by such Person for a period of less than one month, or (ii) the long-term unsecured debt obligations of such Person are rated at least "AA-" by S&P (or "A" if the short-term unsecured debt obligations of such Person are rated at least "A-1"), "Aa2" by Moody's and "A" by Fitch, if deposits are held by such Person for a period of one month or more.

         "RECEIPTS" shall mean all revenues, receipts and other payments of every kind arising from ownership or operation of the Properties and the Jekyll Island Property, including without limitation, all warrants, stock options, or equity interests in any tenant, licensee or other Person occupying space at, or providing services related to or for the benefit of, the Properties and the Jekyll Island Property, received by the Mortgage Borrowers, the Jekyll Island Borrowers or any Related Person of the Mortgage Borrowers or the Jekyll Island Borrowers in lieu of rent or other payment.

         "RELATED PERSON" means any Person in which any of the Borrowers or the Guarantor holds greater than a ten percent (10%) equity interest.

         "RELEASE PRICE" has the meaning given such term in the Mortgage Loan Agreement.

         "RELEASE PRICE EXCESS" means the amount by which any Release Price exceeds the Aggregate Allocated Loan Amount of the Property being released; provided, however, Property Release Price Excess shall exclude any portion of a Release Price paid in connection with (x) a

Property Release necessary to prevent an Uncured Franchise Default, or (y) a Property Release necessary to enable the Mortgage Borrowers and the Jekyll Island Borrowers to comply with the restrictions set forth in Section 5.13(D).

         "RENT ROLL" has the meaning set forth in Section 3.1.

         "RENTS" has the meaning set forth in the Granting Clauses of the Deeds of Trust and in the Granting Clauses of the Jekyll Island Mortgage.

         "REPLACEMENTS" has the meaning set forth in Section 6.3.

         "RESERVE PRINCIPAL PAYMENT" means $9,000,000.

         "RESERVE SUB-ACCOUNTS" has the meaning set forth in Section 7.1 of the Mortgage Loan Agreement.

         "RESERVES" means the reserves established by or on behalf of Mortgage Lender pursuant to the Mortgage Loan Documents including the reserves established pursuant to Section 5.4 and Article VI of the Mortgage Loan Agreement, and the reserves held by or on behalf of Lender pursuant to this Loan Agreement or the other Loan Documents, including the Jekyll Island Reserves.

         "RESTORATION" has the meaning set forth in the Mortgage Loan Agreement.

         "REVPAR" means average room revenues per available room per day.

         "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "SCHEDULED MATURITY DATE" shall mean November 30, 2004.

         "SCHEDULED MEZZANINE PRINCIPAL PAYMENTS" shall mean (x) $64,975.00 through and including the Payment Date in November 2003, (y) $97,462.50 following the Payment Date in November 2003, through and including the Payment Date in November 2004, and (z) $129,950.00 thereafter through the Maturity Date.

         "SCHEDULED MORTGAGE PRINCIPAL PAYMENTS" shall mean (x) $185,025.00 through and including the Payment Date in November 2003, (y) $277,537.50 following the Payment Date in November 2003, through and including the Payment Date in November 2004, and (z) $370,050.00 thereafter through the Maturity Date.

         "SECOND EXTENSION TERM" has the meaning set forth in Section 2.5(B).

         "SECONDARY MARKET TRANSACTION" has the meaning set forth in Section
10.1.

         "SECURITIES" (whether or not capitalized) means any stock, shares, voting trust certificates, bonds, debentures, options, warrants, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

         "SECURITIZATION" shall mean a rated offering of securities representing direct or indirect interests in the Loan or the right to receive income therefrom.

         "SERVICER" means a servicer or servicers selected by Lender from time to time in its sole discretion to service the Loan.

         "SERVICING FEES" has the meaning set forth in Section 2.11.

         "SPECIFIED APPROVAL" shall mean any request for Lender approval required to be submitted by the Borrower under Section 5.1(D) [Budgets]; Section 5.5(A) [Material Alterations]; Section 5.12 [Leases]; Section 5.13 [Management/Franchise Agreements]; Section 11.1 [Transfers]; or Section 11.3 [Assumptions].

         "STOCK INTERESTS" has the meaning set forth in the Pledge Agreement.

         "SUB-ACCOUNTS" has the meaning set forth in Section 7.1.

         "SUPPLEMENTAL FINANCIAL INFORMATION" means (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior calendar year or corresponding calendar quarter for such prior year, (ii) a calculation of the average daily rate, RevPAR and average occupancy statistics for the Properties for the applicable period and (iii) such other financial reports as the subject entity shall routinely and regularly prepare.

         "SURVEY" has the meaning set forth in Section 3.1.

         "TAX LIABILITIES" has the meaning set forth in Section 2.9.

         "TEST RATE" means an interest rate equal to the greater of (x) the then current yield on the 10-year United States Treasury Note plus the Test Rate Spread and (y) the then current LIBO Rate plus the Test Rate Spread.

         "TEST RATE SPREAD" means 4.0%, provided, however, if the Borrowers have not made the Reserve Principal Payment on or prior to the Payment Date occurring in November 2003, the "TEST RATE SPREAD" shall mean 4.15% throughout the remainder of the term of the Loan, including any Extension Terms.

         "THIRD EXTENSION TERM" has the meaning set forth in Section 2.5(B).

         "TIER 1 HOTEL" means any of the Properties or the Jekyll Island Property subject to a Franchise Agreement with an Acceptable Franchisor, or under a Franchisor brand, as applicable, identified in the "Tier 1" category on EXHIBIT F.

         "TIER 2 HOTEL" means any of the Properties or the Jekyll Island Property subject to a Franchise Agreement with an Acceptable Franchisor, or under a Franchisor brand, identified in the "Tier 2" category on EXHIBIT F.

         "TIER 3 HOTEL" means any of the Properties or the Jekyll Island Property subject to a Franchise Agreement with an Acceptable Franchisor, or under a Franchisor brand, identified in the "Tier 3" category on EXHIBIT F.

         "TITLE COMPANIES" means First American Title Insurance Company, Fidelity National Title Company of New York and such other national title insurance company as may be acceptable to Lender.

         "TITLE POLICIES" means the Eagle 9 title insurance policy, or similar title insurance policy and the mortgage loan title insurance policy issued by Fidelity National Title Company of New York insuring the Jekyll Island Mortgage, issued by the Title Companies to Lender in connection with the Closing.

         "TRANSFER" has the meaning set forth in Section 11.2.

         "TRANSFEREE BORROWER" has the meaning set forth in Section 11.3.

         "UNCURED FRANCHISE DEFAULT" means (x) the voluntary or involuntary termination of any Franchise Agreement, or (y) the occurrence of one or more breaches or defaults (other than OSI Defaults) which do not result from the failure of the Mortgage Borrowers or the Jekyll Island Borrowers to pay to the Franchisors amounts due under the applicable Franchise Agreement, and the continuance thereof beyond all applicable notice and grace periods, if any, under Franchise Agreements (or such other cure periods as may be provided by Franchisor in writing covering Properties with Aggregate Allocated Loan Amounts of ten percent (10%) or more of the outstanding principal balance of the Loan and the Mortgage Loan; provided, however, no Uncured Franchise Default shall be deemed to have occurred following the voluntary or involuntary termination of any Franchise Agreement if (a) within ten (10) Business Days of the termination of the applicable Franchise Agreement (and at the time of delivery of each report pursuant to Section 5.1(A)(v)) the Borrowers deliver to Lender evidence reasonably satisfactory to Lender that the Mortgage Borrowers or the Jekyll Island Borrowers, as the case may be, are diligently pursuing a Franchise Agreement with an Acceptable Franchisor for the applicable Property and shall thereafter diligently and continuously pursue such Franchise Agreement, (b) at the time of such termination not more than the lesser of (i) four (4) Properties, or (ii) Properties with Aggregate Allocated Loan Amounts of five percent (5%) of the outstanding principal balance of the Loan and the Mortgage Loan, in either case excluding the Non-Flagged Properties, shall be in operation without being subject to Franchise Agreements, and (c) no Property (other than the Non-Flagged Properties) shall be without a Franchise Agreement in place for a period in excess of six (6) months from the termination of the applicable Franchise Agreement.

         "UNIFORM SYSTEM" means the Uniform System of Accounts for the Lodging Industry promulgated by the American Hotel and Motel Association, as in effect from time to time.

         "WAIVING PARTY" has the meaning set forth in Section 13.1.

         "WEST PALM BEACH PROPERTY" means the Property located at 1601 Belvedere Boulevard, West Palm Beach, Florida.

         "WORK RESERVES" has the meaning set forth in Section 6.7 of the Mortgage Loan Agreement, but, for purposes of this Loan Agreement, shall include the Jekyll Island Capital Improvement Reserve.

SECTION 1.2       ACCOUNTING TERMS.

         For purpose of this Loan Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP or the Uniform System, as the case may be.

SECTION 1.3       OTHER DEFINITIONAL PROVISIONS.

         References to "ARTICLES", "SECTIONS", "SUBSECTIONS", "EXHIBITS" and "SCHEDULES" shall be to Articles, Sections, Subsections, Exhibits and Schedules, respectively, of this Loan Agreement unless otherwise specifically provide. Any of the terms defined in Section 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Loan Agreement, "HEREOF", "HEREIN", "HERETO", "HEREUNDER" and the like mean and refer to this Loan Agreement as a whole and not merely to the specific article, section, subsection, paragraph or clause in which the respective word appears; words importing any gender include the other genders; references to "WRITING" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "INCLUDING", "INCLUDES" and "INCLUDE" shall be deemed to be followed by the words "without limitation"; and any reference to any statute or regulation may include any amendments of same and any successor statutes and regulations. Further, (i) any reference to any agreement or other document may include subsequent amendments, assignments, and other modifications thereto, and (ii) any reference to any Person may include such Person's respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons.

                                   ARTICLE II
                               TERMS OF THE LOAN

SECTION 2.1       LOAN.

         (A) LOAN. Subject to the terms and conditions of this Loan Agreement and in reliance upon the representations and warranties of the Borrowers contained herein, Lender agrees to lend to the Borrowers, and the Borrowers agree to borrow from Lender, a loan in the original principal amount of $78,671,201 (such loan and the obligation of the Borrowers to repay the same together with all interest and other amounts from time to time owing hereunder may be referred to as the "LOAN").

         (B) NOTE. On the Closing Date, the Borrowers shall execute and deliver to Lender a Mezzanine Note, dated of even date herewith (as amended, modified or restated, and any replacement or substitute notes therefor, by means of multiple notes or otherwise, collectively, the "NOTE"), made by the Borrowers to the order of Lender, in the original principal amount of $78,671,201.

         (C) USE OF PROCEEDS. The proceeds of the Loan funded at Closing may be used to (i) refinance existing indebtedness; (ii) pay pre-petition real estate taxes, all recording and filing fees and taxes, title insurance premiums, the reasonable out-of-pocket costs and expenses incurred by Lender and Mortgage Lender, including reasonable legal fees and expenses of counsel to Lender and Mortgage Lender, and other costs and expenses approved by Lender (which approval will not be unreasonably withheld) related to the Loan; (iii) establish the Reserves required hereunder; (iv) fund cash collateral requirements under certain letters of credit; and (v) provide for general corporate purposes including, without limitation, payment of transaction costs and expenses incurred by the Borrowers and capital contributions to the Mortgage Borrowers. The remaining proceeds of the Loan, if any, shall be disbursed to or as otherwise directed by the Borrowers.

SECTION 2.2       INTEREST.

         (A) RATE OF INTEREST. The outstanding principal balance of the Loan shall bear interest at a rate per annum equal to the Interest Rate in effect for each Interest Accrual Period during the term hereof. The "INTEREST RATE" for any Interest Accrual Period shall be the rate of interest per annum equal to the sum of (i) the Applicable Spread plus (ii) the LIBO Rate in effect for such Interest Accrual Period; provided that such interest rate shall be subject to adjustment under the circumstances set forth in Section 2.4(D) of this Loan Agreement.

         (B) DEFAULT RATE. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default and in any event from and after the Maturity Date of the Loan and until the Loan and all other Obligations are satisfied in full, the outstanding principal balance of the Loan and all other Obligations shall bear interest until paid in full at a rate per annum that is five percent (5.0%) in excess of the Interest Rate otherwise applicable under this Loan Agreement and the Note (the "DEFAULT Rate").

         (C) COMPUTATION OF INTEREST. Interest on the Loan and all other Obligations owing to Lender shall be computed on the basis of a 360-day year, and shall be charged for the actual number of days elapsed during any month or other accrual period. Interest shall be payable in arrears (except with respect to the number of days from the Payment Date in any Interest Accrual Period to the last day of such Interest Accrual Period as to which interest shall be payable in advance).

         (D) INTEREST LAWS. Notwithstanding any provision to the contrary contained in this Loan Agreement or the other Loan Documents, the Borrowers shall not be required to pay, and Lender shall not be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by law ("EXCESS INTEREST"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Loan Agreement or in any of the other Loan Documents, then in such event: (1) the provisions of this subsection shall govern and control; (2) the Borrowers shall not be obligated to pay any Excess Interest; (3) any Excess Interest that Lender may have received hereunder shall be, at Lender's option, (a) applied as a credit against either or both of the outstanding principal balance of the

Loan or accrued and unpaid interest thereunder (not to exceed the maximum amount permitted by law), (b) refunded to the payor thereof, or (c) any combination of the foregoing; (4) the interest rate(s) provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the "MAXIMUM RATE"), and this Loan Agreement and the other Loan Documents shall be deemed to have been and shall be, reformed and modified to reflect such reduction; and (5) the Borrowers shall not have any action against Lender for any damages arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any Obligation is calculated at the Maximum Rate rather than the applicable rate under this Loan Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Obligations shall, to the extent permitted by law, remain at the Maximum Rate until Lender shall have received or accrued the amount of interest which Lender would have received or accrued during such period on Obligations had the rate of interest not been limited to the Maximum Rate during such period. If the Default Rate shall be finally determined to be unlawful, then the Interest Rate shall be applicable during any time when the Default Rate would have been applicable hereunder, provided however that if the Maximum Rate is greater or lesser than the Interest Rate, then the foregoing provisions of this paragraph shall apply.

         (E) LATE CHARGES. If an Event of Default regarding non-payment of principal, interest or other sums due hereunder or under any of the other Loan Documents shall occur, then the Borrowers shall pay to Lender, in addition to all sums otherwise due and payable, a late fee in an amount equal to five percent (5.0%) of such principal, interest or other sums due hereunder or under any other Loan Document, such late charge to be immediately due and payable without demand by Lender.

SECTION 2.3       INTEREST RATE CAP AGREEMENT.

         (A) As a condition to Closing, the Borrowers shall purchase and pledge and deliver to Lender an interest rate cap agreement satisfying the criteria set forth below (the "CAP"), and the Borrowers shall maintain such Cap in the possession of Lender, in full force and effect until all Obligations are fully and finally repaid. The Cap (i) shall have a notional amount equal to the outstanding principal balance of the Loan calculated based upon the declining principal balance of the Loan scheduled to be outstanding over the term of such Cap taking into account scheduled principal amortization hereunder, (ii) shall provide that to the extent that the LIBO Rate exceeds six and one half percent (6.5%) per annum (the "CAP THRESHOLD RATE"), then the Cap Provider shall pay to Lender, on behalf of the Borrowers, not less than the amount of interest that would accrue on the Loan at a per annum rate equal to the difference between the LIBO Rate and the Cap Threshold Rate, (iii) shall be in form and substance reasonably satisfactory to Lender, (iv) shall have a term equal to the Initial Term of the Loan (or the applicable Extension Term), and (v) shall be issued by a financial institution (the "CAP PROVIDER") having a financial rating by S&P of at least "AA" (and at least an equivalent rating from each of the other Rating Agencies).

         (B) If at any time the financial rating assigned to any Cap Provider by S&P shall fall below AA- (or the equivalent rating for any other Rating Agency), the Borrowers shall be required to deliver a replacement Cap in substantially the form of the Cap delivered at Closing issued by a Cap Provider meeting the rating requirements for a Cap Provider under Section

2.3(A)(v), providing for a cap "strike price" not greater than the Cap Threshold Rate (a replacement Cap meeting all of the foregoing conditions, an "ACCEPTABLE REPLACEMENT CAP") within twenty (20) Business Days after receipt of notice from Lender or Servicer of such downgrade of the Cap Provider, together with an assignment of such Cap substantially in the form of the Assignment of Rate Cap and such Financing Statements and opinions of in-house or outside counsel to the Cap Provider as Lender may reasonably require each in form and substance acceptable to Lender. Notwithstanding the foregoing to the contrary, under no circumstances shall the Cap be terminated by the Borrowers prior to delivery of an Acceptable Replacement Cap, together with the required documentation with respect thereto, to Lender. If, for any reason, the Borrowers are unable to deliver a replacement Cap when required hereunder, then at or prior to the time when the replacement Cap is due hereunder, the Borrowers shall deliver to Lender cash security (such cash security together with any interest thereon, the "CAP RESERVE") in an amount sufficient to cover the amount of additional interest which Lender reasonably estimates may be incurred during the remaining term of the Loan (or remaining Extension Term then in effect) as a results of the LIBO Rate exceeding the Cap Threshold Rate, which Cap Reserve shall be held by Lender and applied to the Obligations in accordance with Section 6.1. Upon delivery of an Acceptable Replacement Cap reasonably acceptable to Lender, the remaining balance of the Cap Reserve shall be promptly returned to the Borrowers.

         (C) All payments made by the Cap Provider under the Cap shall be deposited directly by the Cap Provider into the Lock Box Account and applied in accordance with the Cash Management Agreement.

SECTION 2.4       PAYMENTS.

         (A) PAYMENTS OF INTEREST AND PRINCIPAL. The Borrowers shall make payments of interest and principal on the Note as follows:

                  (i) The Borrowers shall make a payment to Lender of interest only on the Closing Date for the first Interest Accrual Period;

                  (ii) On each Payment Date commencing with the Payment Date in December 2002, and on each Payment Date thereafter through but not including the Payment Date in December 2003, the Borrowers shall make a payment of interest on the Loan for the Interest Accrual Period immediately preceding each such Payment Date, and in addition shall make a payment of principal on the Loan in an amount equal to the lesser of (x) the Scheduled Mezzanine Principal Payment or (y) Mezzanine Lender's Percentage of all Excess Cash Flow, provided that the Mezzanine Lender's Percentage of the amount of any Release Price Excess for any Property released during such period shall be deemed applied (without duplication) in reduction of each of the Scheduled Mezzanine Principal Payments next becoming due and payable under this clause (ii) and under clause (iii) of this Section 2.4(A) through the Scheduled Maturity Date (but not beyond) in an amount equal to (x) the Mezzanine Lender's Percentage of such Release Price Excess divided by (y) the number of such Scheduled Mezzanine Principal Payments remaining through the Scheduled Maturity Date; and

                  (iii) On each Payment Date commencing with the Payment Date in December 2003, and on each Payment Date thereafter through the Maturity Date, the Borrowers shall make

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

a payment of interest on the Loan for the Interest Accrual Period immediately preceding each such Payment Date, and in addition shall make a payment of principal on the Loan in an amount equal to the Scheduled Mezzanine Principal Payment; provided that the Mezzanine Lender's Percentage of the amount of any Release Price Excess for any Property released during such period shall be deemed applied (without duplication) in reduction of each of Scheduled Mezzanine Principal Payments next becoming due and payable under this Section 2.4(A)(iii) through the Scheduled Maturity Date (but not beyond), or, if the subject Release occurs during an Extension Term, through the last Scheduled Mezzanine Principal Payment to be made during that Extension Term (but not beyond) in an amount equal to (x) the Mezzanine Lender's Percentage of such Release Price Excess divided by (y) the number of such Scheduled Mezzanine Principal Payments remaining through the current Maturity Date; and

                  (iv) On each Payment Date prior to the Payment Date in November 2003, if the Mezzanine Lender's Percentage of Excess Cash Flow in any month exceeds the Scheduled Mezzanine Principal Payment for such month, the Mezzanine Lender's Percentage of such excess amount shall be paid to Lender and applied to principal on the Loan until the amount of any Amortization Deficiency has been reduced to zero, and any remainder Excess Cash Flow thereafter shall be distributed in accordance with the terms of the Mortgage Loan Cash Management Agreement or the Cash Management Agreement; and

                  (v) At any time the then Aggregate Outstanding Principal Balance is less than $90,812,257,80, the Mezzanine Lender's Percentage of Excess Cash Flow shall be paid to Lender and applied on each Payment Date in reduction of the principal balance of the Loan (which payment shall be made without the imposition of any Prepayment Consideration).

         (B) DATE AND TIME OF PAYMENT. The Borrowers shall receive credit for payments on the Loan which are transferred to the account of Lender as provided below (i) on the day that such funds are received by Lender if such receipt occurs by 2:00 p.m. (New York time) on such day, or (ii) on the next succeeding Business Day after such funds are received by Lender if such receipt occurs after 2:00 p.m. (New York time). Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day.

         (C) MANNER OF PAYMENT; APPLICATION OF PAYMENTS. The Borrowers promise to pay all of the Obligations relating to the Loan as such amounts become due or are declared due pursuant to the terms of this Loan Agreement. All payments by the Borrowers on the Loan shall be made without deduction, defense, set off or counterclaim and in immediately available funds delivered to Lender by wire transfer to such accounts at such banks as Lender may from time to time designate. Prior to an Event of Default, each payment shall be applied first to pay late charges and the charges and expenses of Lender, Servicer and any special servicer as provided hereunder, second to accrued and unpaid interest, and the balance to principal. Prior to an Event of Default, to the extent sufficient funds are contained in the Lock Box Account, or an Account or a Sub-Account thereof, or the Jekyll Island Lock Box Account, or an Account or Sub-Account thereof, to make the required monthly payments to the applicable Reserves and Sub-Account, if any, on such Payment Date, the Borrowers shall be deemed to have satisfied its obligation to make such payments. Upon the occurrence and during the continuance of an Event of Default, payments shall be applied to the Obligations in such order as Lender shall determine in its sole and absolute discretion.

         (D) DISPROPORTIONATE PAYDOWNS. Under certain circumstances, payments of principal on the Mortgage Loan and on the Loan that would have been distributed pro-rata to the Mortgage Lender and to Lender under the Mortgage Loan Cash Management Agreement may, at Mortgage Lender's option, be applied only to reduce the outstanding principal balance and other sums due and owing under the Mortgage Loan (such event, a "DISPROPORTIONATE PAYDOWN"). If a Disproportionate Paydown occurs then, notwithstanding anything to the contrary contained herein or in the other Loan Documents, as a consequence of the fact that the interest rate on the Mortgage Loan is lower than the Interest Rate on the Loan, the weighted average interest rate payable by both the Mortgage Borrowers under the Mortgage Loan Documents and by the Borrowers under the Loan Documents on the Aggregate Outstanding Principal Balance, absent agreement to the contrary, would increase. Notwithstanding anything to the contrary herein, Lender agrees that, for the period following any Disproportionate Paydown, the Interest Rate shall be reduced (but not below zero) so that any interest payments on the Loan thereafter shall result in the Borrowers paying an amount of interest that, when added to the interest payments required to be made under the Mortgage Loan, would result in the weighted average interest rate paid by the Mortgage Borrowers and the Borrowers on the Aggregate Outstanding Principal Balance remaining the same as the weighted average interest rate that would have applied had such Disproportionate Paydown not occurred.

SECTION 2.5       Maturity.

         (A) SCHEDULED MATURITY DATE. To the extent not sooner due and payable in accordance with the Loan Documents (and unless the Borrowers shall extend the term of the Loan for the First Extension Term, the Second Extension Term, or the Third Extension Term upon the terms and subject to the conditions of Section 2.5(B) below), the then outstanding principal balance of the Loan, all accrued and unpaid interest thereon (and including interest through the end of the Interest Accrual Period then in effect), and all other sums then owing to Lender hereunder and under the Note, the Pledge Agreement, the Jekyll Island Mortgage and the other Loan Documents, shall be due and payable on (i) the Scheduled Maturity Date or (ii) if the Borrowers shall have extended the term of the Loan for the First Extension Term, the Second Extension Term, or the Third Extension Term, upon the terms and subject to the conditions of Section 2.5(B) below, the applicable Maturity Date.

         (B) EXTENSION TERMS: The Borrowers may extend the term of the Loan for three extension terms of one year each (each, an "EXTENSION TERM", and, collectively the "EXTENSION TERMS"); (i) the first Extension Term (the "FIRST EXTENSION TERM") commencing on the day immediately following the Scheduled Maturity Date and ending (unless sooner terminated in accordance with the Loan Documents) on the first (1st) anniversary of the Scheduled Maturity Date, (ii) the second Extension Term (the "SECOND EXTENSION TERM") commencing on the day immediately following the last day of the First Extension Term and ending (unless sooner terminated in accordance with the Loan Documents) on the second (2nd) anniversary of the Scheduled Maturity Date and (iii) the third Extension Term (the "THIRD EXTENSION TERM") commencing on the day immediately following the last day of the Second Extension Term and ending (unless sooner terminated in accordance with the Loan Documents) on the third (3rd) anniversary of the Scheduled Maturity Date; subject to the following terms and conditions, provided that subsections (iii) and (iv) shall not be conditions to the exercise of the First Extension Term:

                  (i) The Borrowers shall give Lender notice (an "EXTENSION NOTICE") of their request to extend the term of the Loan for the First Extension Term at any time not later than forty-five (45) days prior to the Scheduled Maturity Date and for the Second Extension Term and the Third Extension Term, at least forty-five (45) days but not more than one hundred twenty (120) days prior to the expiration of the First Extension Term, or expiration of the Second Extension Term, as the case may be;

                  (ii) With respect to the First Extension Term, (x) no Event of Default under Sections 8.1 (A) or (B) shall have occurred and be continuing and (y) all Pre-Petition Tax Liabilities then due and payable have been paid, as of the first (1st) day of the First Extension Term, and, with respect to the Second Extension Term and the Third Extension Term, no Event of Default shall have occurred and be continuing as of the date the Borrowers deliver the applicable Extension Notice or as of the expiration of the First Extension Term, or expiration of the Second Extension Term, as the case may be;

                  (iii) The Debt Service Coverage Ratio for the trailing twelve (12) month period ended on the last day of the immediately preceding calendar quarter prior to the expiration of the First Extension Term, or expiration of the Second Extension Term, as the case may be, is at least equal to the Minimum DSCR, and the Debt Yield for the twelve (12) month period ended the last day of the immediately preceding calendar quarter prior to the expiration of the First Extension Term, or expiration of the Second Extension Term, as the case may be, is not less than 13.25%; provided however, if the Debt Service Coverage Ratio and/or the Debt Yield fail to satisfy such requirements, the Borrowers shall be entitled to make a principal prepayment of a portion of the Aggregate Outstanding Principal Balance (to be applied in accordance with the terms of the Mortgage Loan Cash Management Agreement or the Cash Management Agreement, as applicable), on the then current Maturity Date in an amount, as reasonably determined by Lender, sufficient to cause the Debt Service Coverage Ratio and/or the Debt Yield, as applicable, to satisfy such requirements based upon a recalculation thereof assuming that the prepayment amount were applied to reduce the principal amount of the Loan and the Mortgage Loan as of the last day of the immediately preceding calendar quarter (and provided that the Prepayment Consideration shall be payable in connection with such prepayment);

                  (iv) Prior to the date the applicable Extension Term commences, the Borrowers shall deliver to Lender an extension fee equal to one quarter of one percent (.25%) of the outstanding principal balance of the Loan as of

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

                           the date the applicable Extension Term commences for each of the Second Extension Term and the Third Extension Term;

                  (v) All of the conditions required to be satisfied for the extension of the Mortgage Loan have been satisfied and the Mortgage Loan will be extended for the applicable Extension Term;

                  (vi) The Borrowers shall execute all such documents and other agreements as Lender shall reasonably request;

                  (vii) The Borrowers shall deliver to Lender an extension of the Cap or a replacement Cap in form substantially the same as the Cap delivered at Closing covering the term of the applicable Extension Term, providing for a cap "strike price" (such "strike price", the "EXTENSION CAP THRESHOLD RATE") not greater than six and one-half percent (6.5%) per annum (it being acknowledged that the Borrowers may purchase an extension or replacement Cap for the applicable Extension Term with an Extension Cap Threshold Rate lower than such rate in order to satisfy the Debt Service Coverage Ratio requirement under Section 2.5(B)(iii) above) and otherwise satisfying the requirments of Section 2.3 together with an assignment of such replacement Cap substantially in the form of the Assignment of Rate Cap and such Financing Statements and opinions of counsel to the Cap Provider as Lender may reasonably require each in form and substance reasonably acceptable to Lender. The Borrowers shall be required to pay any and all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Lender (and by any Servicer and trustee in connection with any Securitization backed in whole or in part by the
                           Loan) in connection with delivery of such extension or replacement Cap and all related documentation and opinions required above; and

                  (viii) The Mortgage Borrowers and the Jekyll Island Borrowers shall be in possession of all material licenses and permits required for the operation of not less than ninety percent (90%) of the hotel rooms located at the Properties in substantially the same manner as operated at Closing.

SECTION 2.6       PREPAYMENT.

         (A) LIMITATION ON PREPAYMENT; PREPAYMENT CONSIDERATION DUE ON ACCELERATION. The Borrowers shall have no right to prepay the Loan in whole or part, except as expressly set forth in this Loan Agreement or the other Loan Documents. The Borrowers may prepay the Loan in whole, or, to the extent expressly provided herein, in part, at any time, provided that (i) the Borrowers shall provide to Lender not less than fifteen (15) days prior written notice of such prepayment, (ii) together with such prepayment the Borrowers also shall pay all accrued and unpaid interest and all other Obligations then due and owing and
(iii) if such prepayment occurs on any day other than a Payment Date, then together therewith the Borrowers also shall pay to

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

Lender the amount of interest that would have accrued on the amount being prepaid from and including the date of such prepayment to the end of such Interest Accrual Period.

         (B) PREPAYMENT CONSIDERATION DUE. If any prepayment of all or any portion of the Loan shall occur on account of acceleration of the Loan (whether or not due to an Event of Default), or otherwise, then except only as expressly provided in this Loan Agreement or the other Loan Documents to the contrary, the Borrowers shall pay the Prepayment Consideration on the amount prepaid to Lender together with such prepayment, as liquidated damages and compensation for costs incurred, and in addition to all other amounts due and owing to Lender. Notwithstanding the foregoing, no Prepayment Consideration will be due as to a prepayment of the Loan in connection with (i) application of insurance or condemnation proceeds required by Lender pursuant to this Agreement in the absence of an Event of Default, (ii) amortization payments made in accordance with Section 2.4(A), (iii) in connection with the first $36,324,903.12 of prepayments made in connection with one or more Property Releases and Collateral Releases (it being agreed that the Prepayment Consideration will be due with respect to all, or any portion of, a prepayment made in connection with a Property Release and Collateral Release after the point that the aggregate amount of all prepayments made in connection with Property Releases and Collateral Releases (other than Collateral Releases effectuated pursuant to
Section 5.5(B)) exceeds $36,324,903.12),(iv) in connection with the Reserve Principal Payment, or (v) upon prepayment of the Loan in full, on any date on or after the Payment Date occurring in October 2004, through the Scheduled Maturity Date (provided the amount of interest that would have accrued on the amount being prepaid from and including the date of such prepayment through the following Payment Date shall be payable with such prepayment). The foregoing designation of any amount of Prepayment Consideration in this Agreement shall not create a right to prepay at any time or in any circumstances where this Agreement does not expressly state that such a right exists. "PREPAYMENT CONSIDERATION" shall mean an amount equal to (i) prior to the Payment Date in December 2003, three percent (3%) of the Loan balance at the time of prepayment, and (ii) on and after the Payment Date in December 2003, but prior to the Payment Date in May 2004, two percent (2%) of the Loan balance at the time of prepayment, and (iii) thereafter through the Scheduled Maturity Date one percent (1%) of the Loan balance at the time of prepayment.

         (C) RESERVE PRINCIPAL PAYMENT. The Borrowers may prepay a portion of the outstanding principal balance of the Loan in an amount not to exceed the Reserve Principal Payment prior to the Payment Date in November 2003, without payment of the Prepayment Consideration, provided, however, any such payment shall be (i) accompanied by the other amounts required to be paid as required in
Section 2.6(A) above, and (ii) paid form money of the Borrowers (as opposed to the Mortgage Loan Borrowers). No portion of any release consideration paid to Lender in accordance with Section 11.4 of this Loan Agreement shall be deemed to be a payment of the Reserve Principal Payment.

SECTION 2.7 OUTSTANDING BALANCE. The balance on Lender's books and records shall be presumptive evidence (absent manifest error) of the amounts owing to Lender by the Borrowers; provided that any failure to record any transaction affecting such balance or any error in so recording shall not limit or otherwise affect the Borrowers' obligation to pay the Obligations.

SECTION 2.8 TAXES. Any and all payments or reimbursements made hereunder or under the Note shall be made free and clear of and without deduction for any and all taxes, withholding taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto arising out of or in connection with the transactions contemplated by the Loan Documents (all such taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto (excluding taxes imposed on net income in accordance with the following sentence) herein "TAX LIABILITIES"). Notwithstanding the foregoing, the Borrowers shall not be liable for taxes imposed on the net income of Lender by the jurisdiction under the laws of which Lender is organized or doing business or any political subdivision thereof and taxes imposed on its net income by the jurisdiction of Lender's applicable lending office or any political subdivision thereof. If the Borrowers shall be required by law to deduct any such Tax Liabilities (or amounts in estimation or reimbursement for the same) from or in respect of any sum payable hereunder to Lender, then the sum payable hereunder shall be increased as may be necessary so that, after making all required deductions, Lender receives an amount equal to the sum it would have received had no such deductions been made.

SECTION 2.9       REASONABLENESS OF CHARGES. The Borrower Parties agree that
(i) the actual costs and damages that Lender would suffer by reason of an Event of Default (exclusive of the attorneys' fees and other costs incurred in connection with enforcement of Lender's rights under the Loan Documents) or a prepayment would be difficult and needlessly expensive to calculate and establish, and (ii) the amounts of the Default Rate, the late charges, and the Prepayment Consideration are reasonable, taking into consideration the circumstances known to the parties at this time, and (iii) such Default Rate and late charges and Lender's reasonable attorneys' fees and other costs and expenses incurred in connection with enforcement of Lender's rights under the Loan Documents shall be due and payable as provided herein, and (iv) such interest at the Default Rate, late charges, Prepayment Consideration, and the obligation to pay Lender's reasonable attorneys' fees and other enforcement costs do not, individually or collectively, constitute a penalty.

SECTION 2.10      FUNDING LOSSES/CHANGE IN LAW ETC.

         (A) The Borrowers hereby agree to pay to Lender any amount necessary to compensate Lender and any Funding Party for any losses or costs (including, without limitation, the costs of breaking any "LIBOR" contract, if applicable, or funding losses determined on the basis of Lender's or such Funding Party's reinvestment rate and the interest rate on the Loan) (collectively, "FUNDING LOSSES") sustained by Lender or any Funding Party: (i) if the Note, or any portion thereof, is repaid for any reason whatsoever on any date other than a Payment Date (including, without limitation, from condemnation or insurance proceeds), or (ii) as a consequence of (x) any increased cost of funds that Lender or any Funding Party may sustain in maintaining the borrowing evidenced hereby or (y) the reduction of any amounts received or receivable from the Borrowers, in either case, due to the introduction of, or any change in, law or applicable regulation or treaty adopted after the date hereof (including the administration or interpretation thereof), whether or not having the force of law, or due to the compliance by Lender or the Funding Party, as the case may be, with any directive, whether or not having the force of law, or request from any central bank or domestic or foreign governmental authority, agency or instrumentality having jurisdiction made as of the date hereof, to the extent Lender reasonably determines that such Funding Losses are allocable to the Loan.

         (B) If Lender or any Funding Party shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption of any other law, rule, regulation or guideline (including but not limited to any United States law, rule, regulation or guideline) regarding capital adequacy, or any change becoming effective in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any court or any domestic or foreign governmental authority, central bank or comparable agency charged with the enforcement or interpretation or administration thereof, or compliance by Lender or its holding company or a Funding Party or its holding company, as the case may be, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency made after the date hereof, has or would have the effect of reducing the rate of return on the capital of Lender or its holding company, or of the Funding Party's or its holding company, as the case may be, then, upon demand by Lender, the Borrowers shall pay to Lender, from time to time, such additional amount or amounts as will compensate Lender or such Funding Party for any such reduction suffered.

         (C) Any amount payable by the Borrowers under Section 2.10(A) or 2.10(B) shall be paid to Lender within fifteen (15) Business Days after receipt by the Borrowers of a certificate signed by an officer of Lender setting forth the amount due and the basis for the determination of such amount in reasonable detail and the computations made by Lender to determine the amount due, which statement shall be conclusive and binding upon the Borrowers, absent manifest error Failure on the part of Lender to demand payment from the Borrowers for any such amount attributable to any particular period shall not constitute a waiver of Lender's right to demand payment of such amount for any subsequent or prior period. Lender shall use reasonable efforts to deliver to the Borrowers prompt notice of any event described in Sections 2.10(A) or 2.10(B) above and of the amount to be paid as a result thereof, provided, however, any failure by Lender to so notify the Borrowers shall not affect the Borrowers' obligation to make the payments to be made under this Section as a result thereof. All amounts which may become due and payable by the Borrowers in accordance with the provisions of this Section shall constitute additional interest under the Loan and shall be secured by the Pledge Agreement, the Jekyll Island Mortgage and the other Loan Documents.

         (D) If Lender or any Funding Party requests compensation for any losses or costs to be reimbursed pursuant to any one or more of the provisions of clause (ii) of Sections 2.10(A) or 2.10(B), then, upon request of the Borrowers, Lender or such Funding Party shall use reasonable efforts in a manner consistent with such institution's practice in connection with loans like the Loan to eliminate, mitigate or reduce amounts that would otherwise be payable by the Borrowers under the foregoing provisions, provided that such action would not be otherwise prejudicial to Lender or such Funding Party, including, without limitation, by designating another of Lender's or such Funding Party's offices, branches or affiliates; the Borrowers hereby agreeing to pay all reasonably incurred costs and expenses incurred by Lender or any Funding Party in connection with any such action.

SECTION 2.11 SERVICING/SPECIAL SERVICING. Lender may change the Servicer from time to time without the consent of the Borrowers, on prior written notice to the Borrowers. The Borrowers expressly acknowledge and agree that the Servicer's fees (the "SERVICING FEE"), which shall in no event exceed .05% per annum on the outstanding principal balance of the Loan, payable in monthly installments, and if the Loan becomes a specially serviced loan, any fees of the special servicer, shall be payable by the Borrowers and shall constitute a portion of the Obligations; provided, however, that at no time shall the Borrowers be liable for Servicing Fees or special servicing fees in excess of those fees charged to Lender by the Servicer or any special servicer.

SECTION 2.12 MORTGAGE LOAN EVENT OF DEFAULT. Notwithstanding anything to the contrary contained herein or the other Loan Documents, if compliance by Borrower or Mortgage Borrower with the provisions of this Loan Agreement would cause an Event of Default (as such term is defined in the Mortgage Loan Agreement) to occur, after the giving of notice or passage of any grace periods provided for in the Mortgage Loan Agreement, Borrower shall notify the Lender in writing and Borrower shall not be in default hereunder or under the other Loan Documents by reason of its failure to comply with such provisions. Lender reserves the right to modify any such provisions to prevent the occurrence of an Event of Default under the Mortgage Loan Agreement, in which case failure to comply with such modified provisions shall not be excused hereby. Furthermore, Borrower acknowledges and agrees that this Section 2.12 shall in no way relieve Borrower from the obligation to perform any obligation under the Loan Agreement or the other Loan Documents that may be performed by the payment of a sum of money.

SECTION 2.13 MEZZANINE LENDER APPROVALS. (A) Lender and Borrowers acknowledge and agree that both Mortgage Lender and Lender have certain approval rights with respect to the operation of the Properties (other than the Jekyll Island Property) and other matters pursuant to the Mortgage Loan Documents and the Loan Documents, including approval of Managers, Franchisors, Leases, alterations and annual budgets. Notwithstanding anything to the contrary contained herein or in the other Loan Documents, until such time as the Mortgage Loan has been satisfied, and to the extent Lender and Mortgage Lender shall have approval rights covering the same matters, the Borrowers shall submit such requests for approval in the following manner and shall be subject to the following procedures (the "APPROVAL PROCEDURES"): (i) the Borrowers shall (x) With respect to any Specified Approval, deliver to Lender only all such requests for any Specified Approval at least fifteen (15) days prior to the date a corresponding request for approval shall be submitted by the Mortgage Borrowers to the Mortgage Lenders under the Mortgage Loan Agreement (it being agreed that the Borrowers shall not permit the Mortgage Borrowers to submit a corresponding request for Approval to the Mortgage Lenders until such 15-day period has expired), and (y) with respect to all other requests for approval, shall deliver such requests simultaneously to both Lender and Mortgage Lender, (ii) following the initial submission requesting any Specified Approval to Lender, the Borrowers shall cooperate with Lender during such 15-day period and respond to any comments or suggested changes recommended by Lender prior to the Mortgage Borrowers submitting a corresponding request for approval to Mortgage Lender,
(iii) if the Borrowers or the Mortgage Borrowers intend to submit a request for approval to the Mortgage Lender that differs in any respect from the matters as approved (or disapproved) by Lender, the Borrowers shall, or shall cause the Mortgage Borrowers to, submit to Mortgage Lender with any such request, a copy of all correspondence and materials from Lender relating to Lender's approval or disapproval of the request for the Specified Approval, and (iv) provided the Borrowers comply, and cause the Mortgage Borrowers to comply, with the foregoing, the Borrowers shall be entitled to rely on the approval or requirements given by the Mortgage Lender in accordance with the terms of the Mortgage Loan Documents.

         (B) Until such time as the Mortgage Loan has been satisfied, if and to the extent the consent or approval of the Mortgage Lender is required in order for the Borrowers to perform their obligations under the Loan Documents without violating the provisions of the Mortgage Loan Documents, the Borrowers shall not be deemed in default hereunder, but shall seek all consents and approvals of the Lender in accordance with the terms and provisions of this Loan Agreement and the other Loan Documents and shall seek all required consents or approvals of the Mortgage Lender under the Mortgage Loan Documents to permit the Borrowers to comply with their obligations under the Loan Documents; and the Borrowers shall not be in default if Mortgage Lender does not grant such approval or consent.

                                  ARTICLE III
                               CONDITIONS TO LOAN

SECTION 3.1 CONDITIONS TO FUNDING OF THE LOAN ON THE CLOSING DATE. The obligations of Lender to fund the Loan are subject to the prior or concurrent satisfaction or waiver of the conditions set forth below, and to satisfaction of any other conditions specified herein or elsewhere in the Loan Documents. With respect to facts and circumstances actually known to Lender at Closing, by funding the Loan Lender shall be deemed to have acknowledged that each of the conditions set forth below has been satisfied or waived (except as otherwise set forth in any other agreement in writing between the Borrowers and Lender). Where in this Section any documents, instruments or information are to be delivered to Lender, then the condition shall not be satisfied unless (i) the same shall be in form and substance satisfactory to Lender, and (ii) if so required by Lender, the Borrowers shall deliver to Lender a certificate duly executed by the Borrowers stating that the applicable document, instrument or information is true and complete and does not omit to state any information without which the same might reasonably be deemed materially misleading.

         (A) LOAN DOCUMENTS. On or before the Closing Date, the Borrowers shall execute and deliver and cause to be executed and delivered to Lender all of the Loan Documents specified in SCHEDULE 3.1(A) to which it is a party, together with such other Loan Documents as may be reasonably required by Lender, each, unless otherwise noted, of even date herewith, duly executed, in form and substance satisfactory to Lender and in quantities designated by Lender (except for the Note, of which only one shall be signed), which Loan Documents shall become effective upon the Closing.

         (B) DEPOSITS. The deposits required pursuant to the terms of the Mortgage Loan Agreement and this Loan Agreement, including without limitation the initial deposits into the Reserves and Accounts, shall have been made (and at the Borrowers' option, the same may be made from the proceeds of the Loan).

         (C) PERFORMANCE OF AGREEMENTS, TRUTH OF REPRESENTATIONS AND WARRANTIES. Each Borrower and all other Persons executing any agreement on behalf of any Borrower shall have performed in all material respects all agreements which this Loan Agreement provides shall be performed on or before the Closing Date. The representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the Closing Date.

         (D) CLOSING CERTIFICATE. On or before the Closing Date, Lender shall have received certificates of even date herewith executed on behalf of each Borrower by the chief financial officer (or similar officer of the applicable Borrower) stating that: (i) on such date, to the Borrowers' Knowledge no Default exists; (ii) no material adverse change in the financial condition or operations of the business of the Borrowers, Mortgage Borrowers or the projected cash flow of either of them or of the Properties has occurred since the delivery to Lender of any financial statements, budgets, proformas, or similar materials (or if there has been any change, specifying such change in detail), and that, to the Borrowers' Knowledge after due inquiry, such financial materials fairly present the financial condition and results of operation of the Borrowers, the Mortgage Borrowers, and the Properties, and all other materials delivered to Lender are complete and accurate in all material respects; and (iii) the representations and warranties set forth in this Loan Agreement are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date (or if any such representations or warranties require qualification, specifying such qualification in detail) and (iv) to the Borrowers' Knowledge after due inquiry, there are no material facts or conditions concerning the Properties or any Borrower Party that have not been disclosed to Lender which could have a Material Adverse Effect.

         (E) OPINIONS OF COUNSEL. On or before the Closing Date, Lender shall have received from Cadwalader, Wickersham & Taft or other legal counsel for the Borrowers satisfactory to Lender, written legal opinions, each in form and substance acceptable to Lender, as to such matters as Lender shall request, including opinions to the effect that (i) each of the Borrower Parties is duly formed, validly existing, and in good standing in its state of organization,
(ii) this Loan Agreement and the Loan Documents have been duly authorized, executed and delivered and are enforceable in accordance with their terms subject to customary qualifications for bankruptcy, general equitable principles, and other customary assumptions and qualifications; (iii) the Cash Management Agreement has been duly authorized, executed and delivered by the Borrowers and is enforceable in accordance with its terms and the security interests in favor of Lender in the Account Collateral have been validly created and perfected; and (iv) none of the Borrowers, nor Member would be consolidated in any bankruptcy proceeding affecting Guarantor or certain other Affiliates of the Borrower Parties specified by Lender. Also on or before the Closing Date, Lender shall have received the following legal opinions, each in form and substance acceptable to Lender: (a) an opinion of the Borrowers' counsel as to the enforceability of, and the creation and perfection of Liens under, the Pledge Agreement and the Jekyll Island Mortgage and such other matters as Lender may reasonably request; (b) an opinion of counsel to the Cap Provider that the Cap has been duly authorized, executed and delivered by the Cap Provider and is enforceable in accordance with its terms and such other matters as Lender may reasonably request; (c) opinions of Richards, Layton & Finger or other Delaware legal counsel, acceptable to Lender, for each Borrower that is a single member limited liability company formed under the laws of the State of Delaware that, among other matters, (1) under Delaware law (x) the prior unanimous written consent of Member (and the unanimous written consent of the board of directors of Member including the Independent Directors) would be required for a voluntary bankruptcy filing by each such Borrower, (y) the prior unanimous written consent of the board of directors of Member (including the Independent Directors), or the unanimous prior written consent of the board of managers' of each Borrower, including the Independent Directors' would be required for a voluntary bankruptcy filing by Member, (z) such unanimous consent requirements are enforceable against Member in accordance with their terms; (2) under Delaware law the bankruptcy or dissolution of Member would not cause the dissolution of any of the Borrowers and the bankruptcy or dissolution of Guarantor would not cause the dissolution of Member; (3) under Delaware law, creditors of Member shall have no legal or equitable remedies with respect to the assets of any of the Borrowers and creditors of Guarantor shall have no legal or equitable remedies with respect to the assets of Member; and (4) a federal bankruptcy court would hold that Delaware law governs the determination of what Persons have authority to file a voluntary bankruptcy petition on behalf of each Borrower and Member; and (d) such other legal opinions as Lender may reasonably request.

         (F) TITLE POLICIES. On or before the Closing Date, Lender shall have received the Title Policies. The Title Policies shall be in form and substance reasonably satisfactory to Lender.

         (G) SURVEY. Lender shall have received a survey of the Jekyll Island Property, certified to Lender and its successors, assigns and designees and to each Title Company by a surveyor reasonably satisfactory to Lender (the "SURVEY"). The Survey shall contain the minimum detail for land surveys as most recently adopted by ALTA/ASCM, shall comply with Lender's survey requirements and shall contain Lender's standard form certification, and shall show no state of facts or conditions reasonably objectionable to Lender.

         (H) ZONING. On or before the Closing Date, Lender shall have received evidence reasonably satisfactory to Lender as to the zoning and subdivision compliance of the Jekyll Island Property.

         (I) CERTIFICATES OF FORMATION AND GOOD STANDING. On or before the Closing Date, Lender shall have received copies of the organizational documents and filings of each Borrower Party, together with good standing certificates (or similar documentation) (including verification of tax status) from the state of its formation and from all states in which the laws thereof require such Person to be qualified and/or licensed to do business. Each such certificate shall be dated not more than 30 days prior to the Closing Date, as applicable, and certified by the applicable Secretary of State or other authorized governmental entity. In addition, on or before the Closing Date the secretary or corresponding officer of each Borrower Party, or the secretary or corresponding officer of the partner, trustee, or other Person as required by such Borrower Party's organizational documents (as the case may be, the "BORROWER PARTY SECRETARY") shall have delivered to Lender a certificate stating that the copies of the organizational documents as delivered to Lender are true and complete and are in full force and effect, and that the same have not been amended except by such amendments as have been so delivered to Lender.

         (J) CERTIFICATES OF INCUMBENCY AND RESOLUTIONS. On or before the Closing Date, Lender shall have received certificates of incumbency and resolutions of each Borrower Party and its constituents as requested by Lender, approving and authorizing the Loan and the execution, delivery and performance of the Loan Documents, certified as of the Closing Date by the Borrower Party Secretary as being in full force and effect without modification or amendment.

         (K) FINANCIAL STATEMENTS. On or before the Closing Date, Lender shall have received such financial statements and other financial information as shall be satisfactory to Lender for each Borrower, for each Guarantor and for the Properties. If any such statements are not available for the Properties, then the Borrowers shall cause the Mortgage Borrowers to provide such financial reports as are available. All such financial statements shall be certified to Lender by the applicable Borrower Party (through its chief financial officer or other officer charged with similar duties), which certification shall be in form and substance reasonably satisfactory to Lender.

         (L) OPERATING AND CAPEX/FF&E BUDGETS; CAPITAL IMPROVEMENT PLAN. On or before the Closing Date, Lender shall have received and approved the Operating Budget and CapEx/FF&E Budget for the Properties for the remainder of the current calendar year and the Capital Improvement Plan for the Properties.

         (M) AGREEMENTS. On or before the Closing Date, Lender shall have received a list of all Material Agreements and, to the extent requested by Lender, copies thereof.

         (N) MANAGEMENT AGREEMENT; FRANCHISE AGREEMENT. On or before the Closing Date, Lender shall have received copies of the Management Agreements and any leasing brokerage agreements pertaining to the Properties and the Assignments of Management Agreements, duly executed by each Manager and the applicable Mortgage Borrower or the Jekyll Island Borrowers. On or before the Closing Date, Lender shall have received copies of the existing Franchise Agreements and each Franchisor Letter (including any Property Improvement Plan) duly executed by the applicable Franchisor and, if applicable, such additional Franchise Agreement (or commitment to issue such Franchise Agreement), together with Franchisor Letters (including any Property Improvement Plan) duly executed by the Franchisors.

         (O) RENT ROLL. Prior to the Closing, Lender shall have received from the Borrowers a rent roll for the Jekyll Island Property (the "RENT ROLL") with respect to Material Leases, if any, certified by the Jekyll Island Borrowers, and in form and substance satisfactory to Lender. The Rent Roll shall constitute a true, correct, and complete list of each and every Material Lease at the Jekyll Island Property, together with all extensions and amendments thereof, and shall accurately and completely disclose all annual and monthly rents payable by all tenants, including all percentage rents, if any, and expiration dates of such Material Leases at the Jekyll Island Property, and the amount of security deposit being held by the Borrowers under each Material Lease at the Jekyll Island Property, if any.

         (P) MATERIAL LEASES. Prior to the Closing, Lender shall have received true, correct and complete copies of the Material Leases at the Jekyll Island Property, as amended.

         (Q) LICENSES, PERMITS AND APPROVALS. On or before Closing Date, Lender shall have received copies of the final, unconditional certificates of occupancy issued with respect to the Jekyll Island Property, together with all other applicable licenses (including, without limitation, each liquor license and beer permit), permits and approvals required for the Jekyll Island Borrowers to own, use, occupy, operate and maintain the Jekyll Island Property as a hotel.

         (R) INSURANCE POLICIES AND ENDORSEMENTS. On or before the Closing Date, Lender shall have received copies of certificates of insurance (dated not more than 20 days prior to the Closing Date) regarding insurance required to be maintained under this Loan Agreement and the other Loan Documents by the Jekyll Island Borrowers, together with endorsements satisfactory to Lender naming Lender as an additional insured and loss payee, as required by this Loan Agreement, under such policies. In addition, as to any insurance matters arising under Environmental Laws or pertaining to any environmental insurance that any of the Borrowers has with respect to the Jekyll Island Property, the same shall be endorsed to Lender as required by this Loan Agreement and shall name Lender as an insured, additional insured and/or loss payee, as applicable.

         (S) ENVIRONMENTAL ASSESSMENT. Lender shall have received the Environmental Reports relating to the Jekyll Island Property, together with a letter from each preparer thereof entitling Lender and its successors and assigns to rely upon said Environmental Report.

         (T) PROPERTY CONDITION REPORT. On or before the Closing Date, Lender shall have received a property condition report for the Jekyll Island Property, which shall be prepared by an engineer or other consultant satisfactory to Lender and otherwise shall be in form and substance satisfactory to Lender in its sole discretion (the "PROPERTY CONDITION REPORT"). Such report shall set forth any items of deferred maintenance at the Jekyll Island Property.

         (U) APPRAISAL. On or before the Closing Date, Lender shall have received an independent appraisal of the Jekyll Island Property from a state certified appraiser engaged by Lender. Each such appraisal shall conform in all respects to the criteria for appraisals set forth in the Financial Institutions Reform and Recovery Act of 1989 and the regulations promulgated thereunder (as if Lender were an institution under the jurisdiction thereof) and the Uniform Standards of Professional Appraisal Practices of the Appraisal Foundation.

         (V) SEARCHES. Prior to the Closing Date, Lender shall have received copies of Uniform Commercial Code, judgment, lien, bankruptcy and litigation search reports with respect to the Borrowers, Guarantor and Member, all dated not more than thirty (30) days prior to the Closing Date.

         (W) LEGAL FEES; CLOSING EXPENSES. The Borrowers shall have paid any and all reasonable legal fees and expenses of counsel to Lender, together with all recording fees and taxes, title insurance premiums, and other reasonable costs and expenses related to the Closing.

         (X) COMMITMENT CONDITIONS. If a commitment letter or similar agreement shall have been issued by Lender for the Loan, such additional conditions as shall be specified in such commitment shall have been satisfied.

         (Y) OTHER REVIEW. Lender shall have completed all other review of the Borrowers, the Guarantors, the Properties, and such other items as it reasonably determines relevant, and shall have determined based upon such review to fund the Loan. The Borrowers shall have satisfied such other reasonable criteria as Lender may reasonably specify.

         (Z) GROUND LEASES; GROUND LESSOR ESTOPPELS. On or before the Closing Date, Lender shall have received (i) true and complete copies of each of the Ground Leases, certified by the Borrowers, and (ii) estoppels and agreements substantially in the form of EXHIBIT E, or otherwise reasonably acceptable to Lender, duly executed by each Ground Lessor.

         (AA) MORTGAGED CONDOMINIUM PROPERTY AGREEMENTS. On or before the Closing Date, Lender shall have received an estoppel and agreement of the Board of Mangers in form and substance reasonably acceptable to Lender.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         In order to induce Lender to enter into this Loan Agreement and to make the Loan, each of the Borrowers represents and warrants to Lender that the statements set forth in this Article IV, after giving effect to the Closing, will be, true, correct and complete in all material respects as of the Closing Date.

SECTION 4.1       ORGANIZATION, POWERS, CAPITALIZATION, GOOD STANDING, BUSINESS.

         (A) ORGANIZATION AND POWERS. Each Borrower Party is duly organized, validly existing and in good standing under the laws of the state of its formation. Each Borrower Party has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, and to enter into each Loan Document to which it is a party and to perform the terms thereof.

         (B) QUALIFICATION. Each Borrower Party is duly qualified and in good standing in the state of its formation. In addition, each Borrower Party is duly qualified and in good standing in each state where necessary to carry on its present business and operations, except in jurisdictions in which the failure to be qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.

         (C) ORGANIZATION. The organizational chart set forth as SCHEDULE 4.1(C) accurately sets forth the direct and indirect ownership structure of the Borrowers, Mortgage Borrowers and Members. The Borrowers (excluding the Jekyll Island Borrowers), individually or together own all direct and indirect interests in the Mortgage Borrowers (other than, with respect to Servico Centre Associates, Ltd., the interests held by the individual limited partners consisting of 50% of the ownership interests in Servico Centre Associates, Ltd.) and have the power and authority to control the actions of the Mortgage Borrowers.

SECTION 4.2       AUTHORIZATION OF BORROWING, ETC.

         (A) AUTHORIZATION OF BORROWING. The Borrowers have the power and authority to incur the Indebtedness evidenced by the Note. The execution, delivery and performance by each Borrower of each of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary limited liability company, partnership, trustee, corporate or other action, as the case may be.

         (B) NO CONFLICT. The execution, delivery and performance by each Borrower of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not: (1) violate (x) any provision of law applicable to any Borrower;

(y) the partnership agreement, certificate of limited partnership, certificate of incorporation, bylaws, declaration of trust, operating agreement or other organizational documents, as the case may be, of each Borrower; or (z) any order, judgment or decree of any Governmental Authority binding on any Borrower or any of its Affiliates; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Affiliates (except where such breach will not cause a Material Adverse Effect); (3) result in or require the creation or imposition of any material Lien (other than the Lien of the Loan Documents) upon the Collateral or assets of any Borrower; or (4) except as set forth on
SCHEDULE 4.2, require any approval or consent of any Person under any material Contractual Obligation of any Borrower, which approvals or consents have been obtained on or before the dates required under such material Contractual Obligation, but in no event later than the Closing Date.

         (C) GOVERNMENTAL CONSENTS. The execution and delivery by each Borrower Party of the Loan Documents to which it is a party, and the consummation of the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority.

         (D) BINDING OBLIGATIONS. This Loan Agreement is, and the Loan Documents, including the Note, when executed and delivered will be, the legally valid and binding obligations of each Borrower that is a party thereto, enforceable against each of the Borrowers, as applicable, in accordance with their respective terms, subject to bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditor's rights. No Borrower has any defense or offset to any of its obligations under the Loan Documents to which it is a party. No Borrower has any claim against Lender or any Affiliate of Lender.

SECTION 4.3 FINANCIAL STATEMENTS. To the Borrowers' Knowledge after due inquiry, all financial statements concerning any of the Borrowers, their Affiliates, the Mortgage Borrowers and the Properties which have been furnished by or on behalf of the Borrowers or the Mortgage Borrowers to Lender pursuant to this Loan Agreement have been prepared in accordance with GAAP consistently applied (except as disclosed therein) and present fairly the financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. Since the date of the financial statements delivered to Lender, there has been no material adverse change in the financial condition, operations or business of the Borrowers or the Properties from that set forth in said financial statements.

SECTION 4.4 INDEBTEDNESS AND CONTINGENT OBLIGATIONS. As of the Closing, except as previously disclosed to and approved by Lender in writing and set forth on SCHEDULE 4.4, neither the Borrowers nor the Mortgage Borrowers shall have any outstanding Indebtedness or Contingent Obligations other than the Obligations or any other Permitted Indebtedness.

SECTION 4.5 TITLE TO THE PROPERTIES AND COLLATERAL. Each of the Mortgage Borrowers and the Jekyll Island Borrowers had good and marketable fee simple title (or, in the case of the Ground Leased Properties, leasehold title) to its Property, free and clear of all Liens except for the Permitted Encumbrances. The Mortgage Borrowers or the Jekyll Island Borrowers own and will own at all times all FF&E relating to the Properties (other than personal property which is either owned by tenants of such Property, not used or necessary for the operation of the applicable

Property, or leased by the Mortgage Borrowers or the Jekyll Island Borrowers as permitted hereunder), subject only to Permitted Encumbrances. The Borrowers are the record and beneficial owners and own good and indefeasible title to the Collateral, free and clear of all Liens. There are no outstanding options to purchase or rights of first refusal affecting the Collateral. To the Borrowers' Knowledge, there are no proceedings in condemnation or eminent domain affecting any of the Properties, and to the actual knowledge of the Borrowers, none is threatened. No Person has any option or other right to purchase all or any portion of any of the Properties or any interest therein. To the Borrowers' Knowledge, there are no mechanic's, materialman's or other similar liens or claims which have been filed for work, labor or materials affecting the Properties. None of the Permitted Encumbrances, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Pledge Agreement, the Jekyll Island Mortgage and this Loan Agreement, materially and adversely affect the value of any of the Collateral or impair the Borrowers' ability to pay its obligations in a timely manner.

SECTION 4.6 ZONING; COMPLIANCE WITH LAWS. Except as set forth on SCHEDULE 4.6, to the Borrower's Knowledge, the Jekyll Island Property and the use thereof comply in all material respects with all applicable zoning, subdivision and land use laws, regulations and ordinances, all applicable health, fire, building codes, parking laws and all other laws, statutes, codes, ordinances, rules and regulations applicable to the Jekyll Island Property, including without limitation the Americans with Disabilities Act. To the Borrowers' Knowledge, there are no illegal activities relating to controlled substances on the Jekyll Island Property. All material permits, licenses and certificates for the lawful use, occupancy and operation of each component of the Jekyll Island Property in the manner in which it is currently being used, occupied and operated, including, but not limited to liquor licenses and certificates of occupancy, or the equivalent, have been obtained and are current and in full force and effect. To the Borrower's Knowledge, except as disclosed on Schedule 4.6, in the event that all or any part of the Improvements located on the Jekyll Island Property is destroyed or damaged, said Improvements can be legally reconstructed to their condition prior to such damage or destruction, and thereafter exist for the same use without violating any zoning or other ordinances applicable thereto and without the necessity of obtaining any variances or special permits, other than customary demolition, building and other construction related permits. To the Borrowers' Knowledge, no legal proceedings are pending or threatened with respect to the zoning of the Jekyll Island Property. To the Borrowers' Knowledge, except as set forth in the Title Policies and/or the Survey, neither the zoning nor any other right to construct, use or operate the Jekyll Island Property is in any way dependent upon or related to any real estate other than the Jekyll Island Property. No tract map, parcel map, condominium plan, condominium declaration, or plat of subdivision will be recorded by the Jekyll Island Borrowers with respect to the Jekyll Island Property without Lender's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

SECTION 4.7       LEASES; AGREEMENTS.

         (A) LEASES; AGREEMENTS. To the Borrowers' Knowledge, it has delivered to Lender true and complete copies (in all material respects) of all
(i) Leases, if any, and (ii) Material Agreements affecting the operation and management of the Jekyll Island Property, and such Leases and Material Agreements have not been modified or amended except pursuant to

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amendments or modifications delivered to Lender. Except for the rights of the current Manager pursuant to the existing Management Agreement at the Jekyll Island Property, no Person has any right or obligation to manage the Jekyll Island Property or to receive compensation in connection with such management. Except for the parties to any leasing brokerage agreement that has been delivered to Lender, no Person has any right or obligation to lease or solicit tenants for the Jekyll Island Property, or (except for cooperating outside brokers) to receive compensation in connection with such leasing.

         (B) RENT ROLL, DISCLOSURE. A true and correct copy of the Rent Roll is attached hereto as SCHEDULE 4.7(B) and, except for the Material Leases described in the Rent Roll, if any, the Jekyll Island Property is not subject to any Material Leases. Except only as specified in the Rent Roll, or as otherwise disclosed to Lender in the estoppel certificates delivered to Lender at Closing, to the Borrowers' Knowledge, (i) the Material Leases, if any, are in full force and effect; (ii) the Borrowers have not given any notice of default to any tenant under any Lease which remains uncured; (iii) no tenant has any set off, claim or defense to the enforcement of any Lease; (iv) no tenant is in arrears in the payment of rent, additional rent or any other charges whatsoever due under any Material Lease, or is materially in default in the performance of any other obligations under such Material Lease; (v) the Borrowers have completed all work or alterations required of the landlord or lessor under each Material Lease, and all of the other obligations of landlord or lessor under the Material Leases have been performed; and (vi) there are no rent concessions (whether in form of cash contributions, work agreements, assumption of an existing tenant's other obligations, or otherwise) or extensions of time whatsoever not reflected in such Rent Roll. There are no legal proceedings commenced (or, to the Knowledge of the Borrowers, threatened) against the Borrowers by any tenant or former tenant. No rental in excess of one month's rent has been prepaid under any of the Material Leases. To the Borrowers' Knowledge, each of the Material Leases is valid and binding on the parties thereto in accordance with its terms.

         (C) NO RESIDENTIAL UNITS. There are no residential units in the Jekyll Island Property and, to each Borrowers' Knowledge, no person (other than a site manager employed by Manager) occupies any part of the Jekyll Island Property for dwelling purposes other than on a transient basis.

         (D) MANAGEMENT AGREEMENT. The Borrowers have delivered to Lender a true and complete copy of the Management Agreement relating to the Jekyll Island Property to which the Jekyll Island Borrowers are a party that will be in effect on the Closing Date, and such Management Agreement has not been modified or amended except pursuant to amendments or modifications delivered to Lender. Such Management Agreement is in full force and effect and no default by the Jekyll Island Borrowers or Manager exists thereunder.

         (E) FRANCHISE AGREEMENT. The Borrowers have delivered to Lender a true and complete copy of the Franchise Agreement relating to the Jekyll Island Property to which the Jekyll Island Borrowers are a party, and such Franchise Agreement has not been modified or amended except pursuant to amendments or modifications delivered to Lender. To the Borrowers' Knowledge, (i) the Franchise Agreement relating to the Jekyll Island Property is in full force and effect and (ii) except as set forth on Schedule 4.7(E), no material default by the Jekyll Island Borrowers, Manager or the applicable Franchisor exists thereunder.

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SECTION 4.8       CONDITION OF THE JEKYLL ISLAND PROPERTY. To each Borrower's
Knowledge, except as set forth in the property condition report for the Jekyll Island Property delivered to Lender, all Improvements including, without limitation, the roof and all structural components, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior doors, parking facilities, sidewalks and landscaping are in working condition and repair. Except as disclosed in the Property Condition Report, (i) the Borrowers are not aware of any latent or patent structural or other material defect or deficiency in the Jekyll Island Property and, (ii) to the Borrower's Knowledge, city water supply, storm and sanitary sewers, and electrical, gas (if applicable) and telephone facilities are available to the Jekyll Island Property within the boundary lines of the Jekyll Island Property (except as may be shown on the applicable Survey), are fully connected to the Improvements and are fully operational, are sufficient to meet the reasonable needs of the Jekyll Island Property as now used or presently contemplated to be used, and no other utility facilities are necessary to meet the reasonable needs of the Jekyll Island Property as now used or presently contemplated. Except as may be shown on the Survey, to the Borrowers' Knowledge no part of the Jekyll Island Property is within a flood plain and none of the Improvements create encroachment over, across or upon the Jekyll Island Property's boundary lines, rights of way or easements, and no building or other improvements on adjoining land create such an encroachment which could reasonably be expected to have a Material Adverse Effect. All public roads and streets necessary for service of and access to the Jekyll Island Property for the current and contemplated uses thereof have been completed and are serviceable and are physically and legally open for use by the public. To the Borrowers' Knowledge after due inquiry, and except as disclosed in the Property Condition Report, any septic system located at the Jekyll Island Property is in good and safe condition and repair and in compliance with all applicable law.

SECTION 4.9       (A)      REPRESENTATIONS AND WARRANTIES OF THE MORTGAGE
BORROWERS. All of the representations and warranties of the Mortgage Borrowers or any Affiliate of the Mortgage Borrowers made under the Mortgage Loan Documents are true, complete and correct in all material respects.

                  (B)      LITIGATION; ADVERSE FACTS. Except as set forth on
SCHEDULE 4.9, to the Borrowers' Knowledge after due inquiry, there are no judgments outstanding against any Borrower or any Mortgage Borrower, or affecting any of the Collateral or any property of the Borrowers or of the Mortgage Borrowers, nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or threatened against any Borrower or any Mortgage Borrower, that could reasonably be expected to result in a Material Adverse Effect. To the Borrowers' Knowledge after due inquiry, the actions, charges, claims, demand, suits, proceedings, petitions, investigations and arbitrations set forth on SCHEDULE 4.9 are not reasonably expected to result, either individually or in the aggregate, in any Material Adverse Effect.

SECTION 4.10 PAYMENT OF TAXES. All federal, state and local tax returns and reports of each Borrower required to be filed have been timely filed (or each Borrower has timely filed for an extension and the applicable extension has not expired), and all taxes, assessments, fees and other governmental charges (including any payments in lieu of taxes) upon such Person and upon its properties, assets, income and franchises which are due and payable have been paid. To the

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

Borrowers' Knowledge, except as set forth on SCHEDULE 4.10, no taxes remain unpaid and no claims are being asserted with respect to any such taxes.

SECTION 4.11 ADVERSE CONTRACTS. Except for the Loan Documents, none of the Borrowers are a party to or bound by, nor is any property of such Person subject to or bound by, any contract or other agreement which restricts such Person's ability to conduct its business in the ordinary course as currently conducted that, either individually or in the aggregate, has a Material Adverse Effect or could reasonably be expected to have a Material Adverse Effect.

SECTION 4.12 PERFORMANCE OF AGREEMENTS. To the Borrowers' Knowledge, the Borrowers are not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation of any such Person which could reasonably be expected to have a Material Adverse Effect, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default which could reasonably be expected to have a Material Adverse Effect.

SECTION 4.13 GOVERNMENTAL REGULATION. The Borrowers are not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

SECTION 4.14 EMPLOYEE BENEFIT PLANS. The Borrowers do not maintain or contribute to, or have any obligation (including a contingent obligation) under, any Employee Benefit Plans.

SECTION 4.15 BROKER'S FEES. No broker's or finder's fee, commission or similar compensation will be payable by or pursuant to any contract or other obligation of any Borrower Party with respect to the making of the Loan or any of the other transactions contemplated hereby or by any of the Loan Documents. The Borrowers shall indemnify, defend, protect, pay and hold Lender harmless from any and all broker's or finder's fees claimed to be due in connection with the making of the Loan arising from any Borrower Parties' actions.

SECTION 4.16      INTENTIONALLY DELETED.

SECTION 4.17 SOLVENCY. The Borrowers (a) have not entered into the transaction or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the Loan, the fair saleable value of each Borrower's assets exceed and will, immediately following the making of the Loan, exceed such Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and Contingent Obligations. The fair saleable value of each Borrower's assets is and will, immediately following the making of the Loan, be greater than such Borrower's probable liabilities, including the maximum amount of its Contingent Obligations on its debts as such debts become absolute and matured. Each Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. The Borrowers do not intend to, and do not believe that they will, incur Indebtedness and liabilities (including Contingent Obligations and other commitments) beyond its ability to pay such Indebtedness and liabilities as they mature (taking into account the timing and amounts of

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

cash to be received by the Borrowers and the amounts to be payable on or in respect of obligations of the Borrowers).

SECTION 4.18 DISCLOSURE. No financial statements furnished to Lender by or on behalf of any Borrower Party contains any untrue representation, warranty or statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein not misleading. No Loan Document or any other document, certificate or written statement for use in connection with the Loan and prepared by any Borrower Party, or any information provided by any Borrower Party and contained in, or used in preparation of, any document or certificate for use in connection with the Loan, contains any untrue representation, warranty or statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein not misleading. There is no material fact actually known to the Borrowers that has had or will have a Material Adverse Effect and that has not been disclosed in writing to Lender by the Borrowers.

SECTION 4.19 USE OF PROCEEDS AND MARGIN SECURITY. The Borrowers shall use the proceeds of the Loan only for the purposes set forth herein and consistent with all applicable laws, statutes, rules and regulations. No portion of the proceeds of the Loan shall be used by the Borrowers or any Person in any manner that might cause the borrowing or the application of such proceeds to violate Regulation T, Regulation U or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System.

SECTION 4.20 INSURANCE Set forth on SCHEDULE 4.20 is a complete and accurate description of all policies of insurance for the Jekyll Island Borrowers that are in effect as of the Closing Date. No notice of cancellation has been received with respect to such policies, and, to each Borrower's Knowledge, the Jekyll Island Borrowers are in compliance with all conditions contained in such policies.

SECTION 4.21 SEPARATE TAX LOTS. The Jekyll Island Property is comprised of one (1) or more parcels which constitute separate tax lots. No part of the Jekyll Island Property is included or assessed under or as part of another tax lot or parcel, and no part of any other property is included or assessed under or as part of the tax lots or parcels comprising any of the Properties.

SECTION 4.22 SECURITY INTERESTS. Upon execution and delivery of the Pledge Agreement, delivery to Lender of the certificates representing the LLC Interests, the LP Interests and the Stock Interests, the recording of the Jekyll Island Mortgage and the filing of the Financing Statements with the Secretaries of State of the state of, Delaware, Lender shall have a first priority perfected security interest in the Collateral, subject to the Permitted Encumbrances.

SECTION 4.23 INVESTMENTS. Each Borrower has no (i) direct or indirect interest in, including without limitation stock, partnership interest or other securities of, any other Person, not pledged to Lender pursuant to the terms of the Pledge Agreement, or (ii) direct or indirect loan, advance or capital contribution to any other Person, including all indebtedness and accounts receivable from that other Person.

SECTION 4.24 DEFAULTS. To the Borrower's Knowledge, except as disclosed to Lender in writing, no Default exists.

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

SECTION 4.25 NO PLAN ASSETS. No Borrower is or will be (i) an employee benefit plan as defined in Section 3(3) of ERISA which is subject to ERISA,
(ii) a plan as defined in Section 4975(e)(1) of the IRC which is subject to
Section 4975 of the IRC, or (iii) an entity whose underlying assets constitute "plan assets" of any such employee benefit plan or plan for purposes of Title I of ERISA of Section 4975 of the IRC; provided that, in making such representation, the Borrowers have assumed that (i) no portion of the Loan shall be funded with plan assets of any employee benefit plan that is subject to Title I of ERISA or any plan that is covered by Section 4975 of the Code unless the Lender is eligible to apply one or more exemptions such that the Loan will not constitute a nonexempt prohibited transaction under Section 406 of ERISA or that could subject a Borrower Party or its Affiliates to an excise tax under Section 4975 of the IRC; and (ii) such assumption in the preceding clause is true and correct with respect to any party to which Lender transfers or assigns any portion of the Loan.

SECTION 4.26 GOVERNMENTAL PLAN. No Borrower is or will be a "governmental plan" within the meaning of Section 3(32) of ERISA and transactions by or with the Borrowers are not and will not be subject to state statutes applicable to the Borrowers' regulating investments of and fiduciary obligations with obligations with respect to governmental plans.

SECTION 4.27 NOT FOREIGN PERSON. No Borrower is a "foreign person" within the meaning of Section 1445(f)(3) of the IRC.

SECTION 4.28      NO COLLECTIVE BARGAINING AGREEMENTS. Except as set forth on
SCHEDULE 4.28, no Borrower is a party to any collective bargaining agreement.

SECTION 4.29 PRE-PETITION TAX LIABILITIES. Attached hereto as SCHEDULE 4.10 is a full and complete schedule of all unpaid tax liabilities of the Mortgage Borrowers through December 21, 2001, together with accrued interest and penalties thereon through November 15, 2002 and pursuant to the Plan of Reorganization, such tax liabilities remain obligations of the applicable Borrower or the applicable Mortgage Borrower and are not secured by Liens on the Properties or the Collateral.

SECTION 4.30      JEKYLL ISLAND GROUND LEASE.

         (A) The Jekyll Island Ground Lease contains the entire agreement of the Ground Lessor and the Jekyll Island Borrowers pertaining to the Jekyll Island Ground Leased Property covered thereby. The Jekyll Island Borrowers have no estate, right, title or interest in or to the Jekyll Island Ground Leased Property except under and pursuant to the Jekyll Island Ground Lease. The Jekyll Island Borrowers have delivered true and correct copies of the Jekyll Island Ground Lease to Lender and the Jekyll Island Ground Lease has not been modified, amended or assigned except as set forth on SCHEDULE 4.30.

         (B) To the Knowledge of the Borrowers, the Ground Lessor under the Jekyll Island Ground Lease is the exclusive fee simple owner of the Jekyll Island Ground Leased Property, subject only to the Jekyll Island Ground Lease and the Permitted Encumbrances, and the Jekyll Island Ground Lessor is the sole owner of the lessor's interest in the Jekyll Island Ground Lease.

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

         (C) There are no rights to terminate the Jekyll Island Ground Lease other than the Jekyll Island Ground Lessor's right to terminate by reason of default, casualty, condemnation or other reasons, in each case as expressly set forth in the Jekyll Island Ground Lease.

         (D) The Jekyll Island Ground Lease is in full force and effect and to the Borrowers' Knowledge, and except as may have been disclosed in the estoppel certificate given to Lender at Closing, no breach or default or event that with the giving of notice or passage of time would constitute a breach or default under the Jekyll Island Ground Lease (a "JEKYLL ISLAND GROUND LEASE DEFAULT") exists or has occurred on the part of the Jekyll Island Borrowers or on the part of the Jekyll Island Ground Lessor under the Jekyll Island Ground Lease. The Jekyll Island Borrowers have not received any written notice that a Jekyll Island Ground Lease Default has occurred or exists, or that the Jekyll Island Ground Lessor or any third party alleges the same to have occurred or exist.

         (E) The Jekyll Island Borrowers are the exclusive owners of the lessee's interest under and pursuant to the Jekyll Island Ground Lease and have assigned, transferred, or encumbered its interest in, to, or under the Jekyll Island Ground Lease (other than assignments that will terminate on or prior to Closing), except in favor of Lender pursuant to this Loan Agreement and the other Loan Documents.

                                   ARTICLE V
                         COVENANTS OF BORROWER PARTIES

         Each of the Borrowers covenants and agrees that until payment in full of the Loan, all accrued and unpaid interest and all other Obligations, the Borrowers shall perform and comply with all covenants in this Article V applicable to such Person.

SECTION 5.1       FINANCIAL STATEMENTS AND OTHER REPORTS.

         (A)      FINANCIAL STATEMENTS.

                  (i) ANNUAL REPORTING. Within one hundred twenty (120) days after the end of each calendar year, the Borrowers shall, and shall cause Mortgage Borrowers (on a consolidated basis) to, provide true and complete copies of their Financial Statements for such year to Lender, and within ninety
(90) days after the end of each calendar year, Guarantor shall provide true and complete copies of its Financial Statements for such year to Lender. All such Financial Statements (other than those with respect to the Jekyll Island Borrowers, which may be unaudited) shall be audited by an Approved Accounting Firm or by other independent certified public accountants reasonably acceptable to Lender, and shall bear the unqualified certification of such accountants that such Financial Statements present fairly in all material respects the financial position of the subject company. The annual Financial Statements shall be accompanied by Supplemental Financial Information of such calendar year. Such annual Financial Statements shall be accompanied by a certification executed by the entity's chief executive officer or chief financial officer (or other officer with similar duties), satisfying the criteria set forth in Section 5.1(A)(viii) below, and a Compliance Certificate (as defined below).

                  (ii) QUARTERLY REPORTING - THE BORROWERS. Within forty-five (45) days after the end of each calendar quarter, the Borrowers shall provide copies of their Financial

Statements for such quarter to Lender (including the Financial Statements of Mortgage Borrowers), together with a certification executed on behalf of such Borrower by its chief executive officer or chief financial officer (or other officer with similar duties) in accordance with the criteria set forth in
Section 5.1(A)(viii) below. Such quarterly Financial Statements shall be accompanied by Supplemental Financial Information and a Compliance Certificate for such quarter.

                  (iii)    QUARTERLY REPORTING - GUARANTOR. Within forty-five
(45) days after the end of each calendar quarter, Guarantor shall provide copies of its Financial Statements for such quarter to Lender, together with a certification executed on behalf of Guarantor by its chief executive officer or chief financial officer (or other officer with similar duties) in accordance with the criteria set forth in Section 5.1(A)(viii) below.

                  (iv) LEASING REPORTS. Within forty-five (45) days after each calendar quarter, the Borrowers shall provide or cause the Mortgage Borrowers to provide to Lender a certified rent roll and a schedule of security deposits held under Material Leases, each in form and substance reasonably acceptable to Lender. Within forty-five (45) days after each calendar quarter, the Borrowers shall also provide or cause the Mortgage Borrowers to provide to Lender (a) a schedule of any retail Material Leases that expired during such calendar quarter and a schedule of retail Material Leases scheduled to expire within the next twelve (12) months and (b) to the extent the Mortgage Borrowers received notice thereof, a list of any retail tenants under Material Leases that filed bankruptcy, insolvency or reorganization proceedings during such calendar quarter. Within ninety (90) days after the end of each calendar year, the Borrowers shall provide or cause the Mortgage Borrowers to provide to Lender a statement of income and expenses for all retail space at each of the Properties and sales reports for retail tenants for such year.

                  (v) MONTHLY REPORTING. Within thirty (30) days after the end of each calendar month, each of the Borrowers shall provide, or cause Manger or the Mortgage Borrowers to provide, to Lender the following items determined on an accrual basis: (a) a calculation of the average daily rate, RevPAR and occupancy calculations and statistics for the Properties for the subject month;
(b) Smith Travel Research "STAR" reports then available; (c) monthly and year to date operating statements prepared for such calendar month, noting Net Operating Income, Net Cash Flow and including budgeted and last year results for the same year-to-date period and other information necessary and sufficient under GAAP to fairly represent the results of operation of the Properties during such calendar month, all in form reasonably satisfactory to Lender; (d) reports for FF&E and Capital Expenditure projects completed during such calendar month (including a detailed explanation for any material deviations from budget); (e) monthly and year to date detailed reports of Operating Expenses, including supporting documentation satisfactory to Lender in its sole discretion for each item of Extraordinary Expense (as such term is defined in the Cash Management Agreement or in the Jekyll Island Cash Management Agreement, as applicable) for which Lender has approved a disbursement from the Cash Trap Reserve pursuant to the terms of Section 3.3(a)(viii) of the Cash Management Agreement; (f) most recently available "QFI", or similar quality index, scores; and (g) a report setting forth (i) the date of termination by Property for each Franchise Agreement that has been terminated after the Closing Date and not replaced with an Approved Franchisor, (ii) the number of Properties for which a default has occurred and has continued

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

beyond applicable notice and grace periods under the applicable Franchise Agreement (including the percentage of the Aggregate Outstanding Principal Balance represented by such Properties), (iii) a summary report establishing whether the Borrowers are diligently continuing to pursue reflagging efforts with respect to each such Property, and (iv) a summary report including (a) the aggregate number of Properties for which the Mortgage Borrowers or the Jekyll Island Borrowers have entered into new Franchise Agreements as permitted by Sections 5.13(D)(i) and 5.13(D)(iv) together with the resulting Category of each such Property, and (b) the aggregate number of Properties for which any replacement (and, if more than one replacement has occurred to a single Property, the number of replacements with respect to such Property) of the applicable Franchise Agreements has occurred pursuant to the terms of Sections 5.13(D)(ii) and 5.13(D)(iii) together with the percentage of the Aggregate Outstanding Principal Balance represented by such Properties and including the resulting Category of each such Property. Along with such operating statements, each Borrower shall deliver to Lender a Compliance Certificate of such Borrower's chief executive officer or chief financial officer (or other officer with similar duties) satisfying the criteria set forth in Section 5.1(A)(viii) below.

                  (vi) ADDITIONAL REPORTING. In addition to the foregoing, the Borrowers shall, and shall cause the Mortgage Borrowers, Guarantor and Manager to, promptly provide to Lender such further documents and information concerning its operations, properties, ownership, and finances as Lender shall from time to time reasonably request upon prior written notice.

                  (vii) GAAP; UNIFORM SYSTEM. The Borrowers will, and will cause the Mortgage Borrowers, Guarantor and Manager to, maintain systems of accounting established and administered in accordance with sound business practices and sufficient in all respects to permit preparation of Financial Statements in conformity with GAAP and the Uniform System. All Financial Statements shall be prepared in accordance with GAAP and the Uniform System, consistently applied; provided, however, in the event of a conflict between the Uniform System and GAAP, GAAP will be followed.

                  (viii) CERTIFICATIONS OF FINANCIAL STATEMENTS AND OTHER DOCUMENTS, COMPLIANCE CERTIFICATE. Together with the Financial Statements and other documents and information provided to Lender a certification shall be delivered to Lender, executed on behalf of the applicable Person by its chief executive officer or chief financial officer (or other officer with similar duties), stating that to their Knowledge after due inquiry such quarterly and annual Financial Statements and information fairly present the financial condition and results of operations of such Person for the period(s) covered thereby, and do not omit to state any material information without which the same might reasonably be misleading, and all other non-financial documents submitted to Lender (whether monthly, quarterly or annually) are true, correct, accurate and complete in all material respects. In addition, where this Loan Agreement requires a "COMPLIANCE CERTIFICATE", the Person required to submit the same shall deliver a certificate duly executed on behalf of such Person by its chief executive officer or chief financial officer (or other officer with similar duties) stating that, to their Knowledge after due inquiry, there does not exist any Default or Event of Default under the Loan Documents (or if any exists, specifying the same in detail).

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

                  (ix) FISCAL YEAR. The Borrowers', Guarantor's, and the Mortgage Borrowers' fiscal years each end on December 31, and no change shall be permitted with respect to any such fiscal year.

         (B) ACCOUNTANTS' REPORTS. Promptly upon receipt thereof, the Borrowers will deliver copies of all material reports submitted by independent public accountants in connection with each annual, interim or special audit of the Financial Statements or other business operations of the Borrowers or the Mortgage Borrowers made by such accountants, including the comment letter submitted by such accountants to management in connection with the annual audit.

         (C) TAX RETURNS. Within thirty (30) days after filing the same, the Borrowers shall deliver, and shall cause the Mortgage Borrowers to deliver, to Lender a copy of their Federal income tax returns (or the return of the applicable Person into which the Borrowers' and/or the Mortgage Borrowers' Federal income tax returns are consolidated) certified on its behalf by its chief financial officer (or similar position) to be true and correct.

         (D) ANNUAL OPERATING BUDGET, CAPEX/FF&E BUDGETS AND CAPITAL IMPROVEMENTS PLAN. Prior to February 1 of each calendar year, the Borrowers shall deliver or cause the Mortgage Borrowers to deliver to Lender for its review for the Properties and for the Jekyll Island Property a proposed Operating Budget, Capital Improvements Plan and CapEx/FF&E Budget (in each case presented on a monthly and annual basis) for such calendar year. Each Operating Budget, CapEx/FF&E Budget and, so long as any funds remain in the Capital Improvement Reserve or Required Capital Improvements remain to be performed, each Capital Improvements Plan shall be subject to Lender's approval which shall not be unreasonably withheld, conditioned or delayed. The Borrowers may allow changes to be made to the Operating Budget and the CapEx/FF&E Budget from time to time as deemed reasonably necessary by the Mortgage Borrowers or the Jekyll Island Borrowers, as applicable, provided no such modification shall alter any single line item (or the applicable Budget as a whole) by more than ten percent (10%) without Lender's prior written approval, which approval shall not be unreasonably withheld. Notice of any modifications to an Operating Budget and an CapEx/FF&E Budget shall be delivered to Lender at the time of delivery of the next financial reporting required pursuant to Section 5.1(A)(v). Lender acknowledges that it has approved the annual Operating Budget for the 2002 calendar year, and the CapEx/FF&E Budget and Capital Improvements Plan for the 2002 and 2003 calendar years. The proposed Operating Budget shall identify and set forth the Mortgage Borrowers' or the Jekyll Island Borrowers' reasonable estimate, after due consideration, of all revenue, costs, and expenses, and shall specify Operating Revenues and Operating Expenses on a line-item basis consistent with the form of Operating Budget delivered to Lender prior to Closing. If any of said budgets or plans requiring Lender's approval is not in form and substance reasonably satisfactory to Lender, Lender may disapprove the same and specify the reasons therefor in writing, and such budget or plan, as applicable, shall promptly be amended and resubmitted for approval, making such changes as are necessary to comply with the reasonable requirements of Lender. If any such budget or plan requiring Lender's approval is not approved or deemed approved by the beginning of the calendar year covered thereby, subject to the terms of the Mortgage Loan Documents or the Loan Documents with respect to the budgets or plans for the Jekyll Island Property, the applicable budget or plan for the previous year shall remain in effect until the new budget or plan is approved or deemed

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approved. Lender's consent to any budget, plan or amendments thereto shall be deemed given, if the first correspondence from the Borrowers to Lender requesting such approval is in an envelope marked "PRIORITY" and contains a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR TO EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN FIFTEEN (15) DAYS, YOUR APPROVAL SHALL BE DEEMED GIVEN", and is accompanied by the information and documents required above and any other information reasonably requested by Lender in writing prior to the expiration of such fifteen (15) day period in order to adequately review the same has been delivered and, if Lender fails to respond or to expressly deny such request for approval in writing within the fifteen (15) day period.

         (E)      MATERIAL NOTICES.

                  (i) The Borrowers shall promptly deliver, or cause to be delivered, copies of all notices given or received with respect to a default under any term or condition related to any Permitted Indebtedness of the Borrowers, and shall notify Lender within five (5) Business Days of any potential or actual event of default with respect to any such Permitted Indebtedness.

                  (ii) The Borrowers shall promptly deliver to Lender copies of any and all material notices (including without limitation any notice alleging any default or breach which is reasonably expected to result in a termination) received with respect to any Material Agreement or any Lease, including, without limitation, any inspection report and any progress reports related to any Property Improvement Plans received from any of the Franchisors related to any of the Mortgage Borrowers' Properties or the Jekyll Island Property.

         (F) EVENTS OF DEFAULT, ETC. Promptly upon any of the Borrowers obtaining knowledge of any of the following events or conditions, such Borrower shall deliver a certificate executed on its behalf by its chief financial officer or similar officer specifying the nature and period of existence of such condition or event and what action such Borrower or any Affiliate thereof has taken, is taking and proposes to take with respect thereto: (i) any condition or event that constitutes an Event of Default; (ii) any Material Adverse Effect; or
(iii) any actual or alleged breach or default or assertion of (or written threat to assert) remedies under any Management Agreement, Franchise Agreement or Ground Lease.

         (G) LITIGATION. Promptly upon any of the Borrowers obtaining knowledge of (1) the institution of any action, suit, proceeding, governmental investigation or arbitration against the Borrowers, any of the Properties, or the Collateral not previously disclosed in writing by the Borrowers to Lender which would be reasonably likely to have a Material Adverse Effect or is not covered by insurance or (2) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting the Borrowers, or the Mortgage Borrowers, or the Properties which, in each case, if adversely determined would reasonably be expected to have a Material Adverse Effect, the Borrowers will give notice thereof to Lender and, upon request from Lender, provide such other information as may be reasonably available to them to enable Lender and its counsel to evaluate such matter.

         (H) INSURANCE. At least five (5) Business Days prior to the end of each insurance policy period of the Mortgage Borrowers or the Jekyll Island Borrowers, the Borrowers shall

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cause to be delivered to Lender certificates, reports, and/or other information
(all in form and substance reasonably satisfactory to Lender), (i) outlining all material insurance coverage maintained as of the date thereof by the Mortgage Borrowers or the Jekyll Island Borrowers, and all material insurance coverage planned to be maintained by the Mortgage Borrowers or the Jekyll Island Borrowers in the subsequent insurance policy period and (ii) evidencing payment in full of the premiums for such insurance policies.

         (I) OTHER INFORMATION. With reasonable promptness, the Borrowers will deliver such other information and data with respect to such Person, the Mortgage Borrowers, their Affiliates, and the Properties as from time to time may be reasonably requested by Lender.

SECTION 5.2 EXISTENCE; QUALIFICATION. The Borrowers will at all times preserve and keep in full force and effect its existence as a limited partnership, limited liability company, or corporation, as the case may be, and all rights and franchises material to its business, including its qualification to do business in each state where it is required by law to so qualify. Without limitation of the foregoing, the Borrowers and Member, shall at all times be qualified to do business in each of the states where such qualification is required to continue the business of the Borrowers as in effect on the Closing Date.

SECTION 5.3       PAYMENT OF IMPOSITIONS AND CLAIMS.

         (A) The Borrowers will pay, or cause to be paid, all federal, state and local income taxes, sales taxes, excise taxes and all other taxes and assessments of the Borrowers on their business, income or assets; in each instance before any penalty or fine is incurred with respect thereto.

         (B) The Borrowers shall cause the Mortgage Borrowers to pay, discharge or remove any Imposition or Claim relating to the Properties owned by such Mortgage Borrowers in accordance with the terms of the Mortgage Loan Agreement.

         (C)      Except for those matters being contested pursuant to clause
(D) below, the Jekyll Island Borrowers will pay, to the extent such items relate to the Jekyll Island Property, (i) all Impositions; (ii) all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets (hereinafter referred to as the "CLAIMS"); and
(iii) all federal, state and local income taxes, sales taxes, excise taxes and all other taxes and assessments of the Jekyll Island Borrowers on their business, income or assets; in each instance before any penalty or fine is incurred with respect thereto.

         (D) The Jekyll Island Borrowers shall not be required to pay, discharge or remove any Imposition or Claim relating to the Jekyll Island Property so long as the Jekyll Island Borrowers contest in good faith such Imposition, Claim or the validity, applicability or amount thereof by an appropriate legal proceeding which operates to prevent the collection of such amounts and the sale of the Jekyll Island Property or any portion thereof, so long as: (i) no Event of Default shall have occurred and be continuing, (ii) prior to the date on which such Imposition or Claim would otherwise have become delinquent, the Jekyll Island Borrowers shall have given Lender prior written notice of their intent to contest said Imposition or Claim; (iii) prior to the date on which

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

such Imposition or Claim would otherwise have become delinquent, the Jekyll Island Borrowers shall have deposited with Lender (or with a court of competent jurisdiction or other appropriate body reasonably approved by Lender) such additional amounts as are necessary to keep on deposit at all times, an amount by way of cash, Dollar Equivalents, or a Letter of Credit, equal to at least one hundred twenty-five percent (125%) (or such higher amount as may be required by applicable law) of the total of (x) the balance of such Imposition or Claim then remaining unpaid, and (y) all interest, penalties, costs and charges accrued or accumulated thereon; (iv) no risk of sale, forfeiture or loss of any interest in the Jekyll Island Property or any part thereof arises, in Lender's reasonable judgment, during the pendency of such contest; (v) such contest does not, in Lender's reasonable determination, have a Material Adverse Effect; and (vi) such contest is based on bona fide, material, and reasonable claims or defenses. Any such contest shall be prosecuted with due diligence, and the Jekyll Island Borrowers shall promptly pay the amount of such Imposition or Claim as finally determined, together with all interest and penalties payable in connection therewith. Lender shall have full power and authority, but no obligation, to apply any amount deposited with Lender under this subsection to the payment of any unpaid Imposition or Claim to prevent the sale or forfeiture of the Jekyll Island Property for non-payment thereof, if Lender reasonably believes that such sale or forfeiture is threatened. Any surplus retained by Lender after payment of the Imposition or Claim for which a deposit was made shall be promptly repaid to the Jekyll Island Borrowers unless an Event of Default shall have occurred, in which case said surplus may be retained by Lender to be applied to the Obligations. Notwithstanding any provision of this Section to the contrary, the Jekyll Island Borrowers shall pay any Imposition or Claim which they might otherwise be entitled to contest if an Event of Default shall occur and be continuing, or if, in the reasonable determination of Lender, the Jekyll Island Property is in danger of being forfeited or foreclosed. If the Jekyll Island Borrowers refuse to pay any such Imposition or Claim, Lender may (but shall not be obligated to) make such payment and the Jekyll Island Borrowers shall reimburse Lender on demand for all such advances.

SECTION 5.4       MAINTENANCE OF INSURANCE.

         The Borrowers shall cause the Mortgage Borrowers to continuously maintain the policies of insurance and the Jekyll Island Borrowers shall continuously maintain the policies of insurance (all such policies, the "INSURANCE POLICIES") required pursuant to the terms of Section 5.4 of the Mortgage Loan Agreement, including meeting all insurer requirements thereunder (it being agreed that, with respect to the obligations of the Jekyll Island Borrowers hereunder, insurance shall be maintained as required pursuant to the terms of Section 5.4 of the Mortgage Loan Agreement as if the Jekyll Island Borrowers were a "Mortgage Borrower" thereunder, and, following satisfaction of the Mortgage Loan, the requirements of Section 5.4 of the Mortgage Loan Agreement shall be deemed to be the continuing obligations of the Borrowers and the Mortgage Borrowers hereunder).

         The provisions of Section 5.4 of the Mortgage Loan Agreement are incorporated herein by reference. The Lender shall be named as an additional named insured or loss payee under such policies to the extent that Mortgage Lender is required to be named as such under the Mortgage Loan Agreement. Upon request from Lender, Lender shall be entitled to receive copies of any insurance policies obtained by Mortgage Lender to the extent and at the time such policies are delivered to the Mortgage Lender by Mortgage Borrower. All Insurance Policies

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

shall provide that the coverage shall not be modified without (30) days' advance written notice to Lender and shall provide that no claims shall be paid thereunder to a Person other than Mortgage Lender or Lender without ten (10) days' advance written notice to Lender. The Borrowers shall furnish Lender receipts for the payment of premiums on such Insurance Policies or other evidence of such payment reasonably satisfactory to Lender in the event that such premiums have not been paid by Lender pursuant to the Loan Agreement.

SECTION 5.5        OPERATION AND MAINTENANCE OF THE PROPERTIES; CASUALTY.

         (A) The Borrowers shall and shall cause the Mortgage Borrowers to operate and maintain the Properties as is necessary to maintain hotel standards at least as high as those that currently apply to each Property, subject to ordinary wear and tear, as reasonably determined by the Mortgage Borrowers or the Jekyll Island Borrowers, as applicable, and otherwise in compliance with the standards under the applicable Franchise Agreement and shall maintain or cause to be maintained in good repair, working order and condition all material property used in the business of each of the Mortgage Borrowers or the Jekyll Island Borrowers, as applicable, including the applicable Property, and will make or cause to be made all appropriate repairs, renewals and replacements thereof. Without limitation of the foregoing, the Borrowers shall and shall cause the Mortgage Borrowers to operate and maintain the Properties substantially in accordance with the applicable Operating Budget (including with respect to Capital Improvements) and the CapEx/FF&E Budget. All work required or permitted under this Loan Agreement shall be performed in a workmanlike manner and in compliance with all applicable laws.

         So long as no Event of Default has occurred and is continuing, the Borrowers may and may permit the Mortgage Borrowers to, without Lender's consent, perform alterations to the Properties which do not constitute a Material Alteration. The Mortgage Borrowers and the Jekyll Island Borrowers shall not be permitted to perform any Material Alteration without Lender's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Lender may, in its sole and absolute discretion, withhold consent to any Material Alteration which is likely to result in a decrease of Net Operating Income (taking into consideration all Material Alterations being undertaken at the properties at such time) by 5% or more below that which was in effect prior to the commencement of the first such Material Alteration being undertaken at the time of determination for a period of sixty (60) days or longer; provided, further, however, the Mortgage Borrowers and the Jekyll Island Borrowers may be permitted to perform a Material Alteration without Lender's consent if (i) the delay caused by obtaining Lender's prior consent may result in injury or death at, or further destruction or deterioration of, the applicable Property, (ii) such Material Alteration is necessary to prevent the likelihood of injury or death at, or further destruction or deterioration of, the applicable Property, and (iii) the Borrowers cause notice thereof to be delivered to Lender within two (2) Business Days of commencement of such Material Alteration together with such supporting documentation as Lender may require with respect to such Material Alteration. Lender may, as a condition to giving its consent to a Material Alteration, require that the Borrowers deliver to Lender evidence reasonably satisfactory to Lender that the Mortgage Borrowers or the Jekyll Island Borrowers have cash available for payment of the cost of such material alteration or, if the Borrowers fail to deliver such evidence, cash, Dollar Equivalents or a Letter of Credit in an amount equal to 125% of the cost of such Material Alteration as

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

reasonably estimated by Lender, unless such amounts have previously been deposited with Mortgage Lender pursuant to the terms of the Mortgage Loan Documents. Cash deposited by the Borrowers with Lender in connection with any Material Alteration pursuant to the foregoing sentence shall be held by Lender in a Sub-Account of the Lock Box Account and disbursed to the Borrowers to pay for the cost of such Material Alteration as such work progresses subject to satisfaction of the conditions for disbursement of amounts from the FF&E reserve under section 6.4 (including the requirements set forth under section 6.7) or, with respect to the Jekyll Island Property, from the Jekyll Island FF&E reserve under section 6.3(B). Upon completion of the Material Alteration, the Borrowers shall provide evidence reasonably satisfactory to Lender that (i) the Material Alteration was constructed in accordance with all material applicable laws and substantially in accordance with plans and specifications approved by Lender (which approval shall not be unreasonably withheld or delayed), (ii) all contractors, subcontractors, materialmen and professionals who provided work, materials or services in connection with the Material Alteration have been paid in full and have delivered unconditional releases of lien and (iii) all material licenses necessary for the use, operation and occupancy of the Material Alteration (other than those which depend on the performance of tenant improvement work) have been issued. The Borrowers shall reimburse Lender upon demand for all reasonable out-of-pocket costs and expenses (including the reasonable fees of any architect, engineer or other professional engaged by Lender) incurred by Lender in reviewing plans and specifications or in making any determinations necessary to implement the provisions of this Section 5.5(A).

         (B) In the event of casualty or loss at any of the Properties, the Borrowers shall give or shall cause the Mortgage Borrowers to give immediate written notice of the same to the insurance carrier and to Lender. The terms of the Mortgage Loan Documents will govern the application and distribution of insurance and condemnation proceeds until the Mortgage Loan has been paid in full (provided that, with respect to the Jekyll Island Property, such Property shall be deemed to be a "Property" under the Mortgage Loan Documents, the Jekyll Island Mortgage shall be deemed to be a "Deed of Trust" under the Mortgage Loan Agreement and the Lender (rather than the Mortgage Lender) shall be deemed to be the "Lender" under the Mortgage Loan Documents). Any insurance and/or condemnation proceeds (other than with respect to the Jekyll Island Property, in which case such proceeds shall be applied and distributed pursuant to this Loan Agreement and the Jekyll Island Cash Management Agreement) shall be paid directly to Mortgage Lender pursuant to the terms of the Mortgage Loan Documents until the Mortgage Loan has been paid in full and, thereafter, shall be paid to Lender pursuant to this Loan Agreement and the Cash Management Agreement. Upon application of any casualty or condemnation proceeds by Mortgage Lender and repayment in full of the Mortgage Loan if the Mezzanine Loan remains outstanding, any remaining insurance or condemnation proceeds shall be disbursed into the Cash Management Agreement and, at Lender's election, applied to prepay the Loan without the imposition of any Prepayment Consideration on the Payment Date immediately following such election. If Lender elects to apply all of such insurance proceeds toward the repayment of the Obligations, the Borrowers shall (subject to compliance with clauses (A), (B), (D) and (F) of section 11.4) be entitled to obtain from Lender a Collateral Release (without representation or warranty) relating to such Property, provided that the Borrowers pay to Lender the amount, if any, by which the Collateral Release Price for such Collateral exceeds the insurance proceeds received by Lender and applied to repayment of the Obligations.

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SECTION 5.6       INSPECTION. The Borrowers shall and shall cause the Mortgage
Borrowers to permit any authorized representatives designated by Lender to visit and inspect during normal business hours the Properties and its business, including its financial and accounting records, and to make copies and take extracts therefrom and to discuss its affairs, finances and business with its officers and independent public accountants (with the Borrowers' representative(s) present), at such reasonable times during normal business hours and as often as may be reasonably requested. Unless an Event of Default has occurred and is continuing, Lender shall provide advance written notice to the Borrower or the Mortgage Borrower of at least three (3) Business Days prior to visiting or inspecting any of the Properties or the Borrowers' offices.

SECTION 5.7 O&M PLAN. The Borrowers shall cause the Mortgage Borrowers to, and the Jekyll Island Borrowers shall comply fully with the O&M Plans pursuant to the terms of the Mortgage Loan Agreement and this Loan Agreement.

SECTION 5.8       INTENTIONALLY DELETED.

SECTION 5.9 COMPLIANCE WITH LAWS AND CONTRACTUAL OBLIGATIONS. The Borrowers will, and will cause the Mortgage Borrowers to, (A) comply with the requirements of all present and future applicable laws, rules, regulations and orders of any governmental authority in all jurisdictions in which it is now doing business or may hereafter be doing business, other than those laws, rules, regulations and orders the noncompliance with which would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (B) maintain all licenses and permits now held or hereafter acquired by the Borrowers and the Mortgage Borrowers, the loss, suspension, or revocation of which, or failure to renew, could have a Material Adverse Effect and (C) perform, observe, comply and fulfill all of its material obligations, covenants and conditions contained in any Contractual Obligation.

SECTION 5.10 FURTHER ASSURANCES. The Borrowers shall, from time to time, execute and/or deliver such documents, instruments, agreements, financing statements, and perform such acts as Lender at any time may reasonably request to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the Obligations and/or to better and more effectively carry out the purposes of this Loan Agreement and the other Loan Documents.

SECTION 5.11 PERFORMANCE OF AGREEMENTS AND LEASES. The Borrowers shall, and shall cause the Mortgage Borrowers to, duly and punctually perform, observe and comply in all material respects with all of the terms, provisions, conditions, covenants and agreements on its or their part to be performed, observed and complied with (i) hereunder and under the other Loan Documents to which it is a party, (ii) under all Material Agreements and Leases and (iii) all other agreements entered into or assumed by such Person in connection with the Properties, and will not suffer or permit any material default or event of default (giving effect to any applicable notice requirements and cure periods) to exist under any of the foregoing except where the failure to perform, observe or comply with any agreement referred to in this clause (iii) would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.12 LEASES. (A) Without the prior written consent of Lender, which shall not be unreasonably withheld or delayed, the Borrowers shall not and shall not permit the Mortgage Borrowers, nor shall the Borrowers authorize the Mortgage Borrower or any other Person to,

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

(i) enter into any Material Lease; (ii) cancel or terminate any Material Lease (except to enforce any such Lease after a default thereunder); (iii) amend or modify any Material Lease (except for minor modifications and amendments entered into in the ordinary course of business, consistent with prudent property management practices, not materially and adversely affecting the economic terms of the Lease); (iv) approve any assignment, sublease or underlease of any Material Lease (except as required pursuant to the express terms of any existing Lease or Lease hereafter approved by Lender); or (v) cancel or modify any guaranty, or release any security deposit, letter of credit, or other item constituting security pertaining to any Material Lease (except as required pursuant to the express terms of any existing Lease or Lease hereafter approved by Lender).

         (B) Any request for approval of any Material Lease or assignment, termination, amendment or modification of any Material Lease shall be made to Lender in writing and together with such request the Borrowers shall or shall cause the Mortgage Borrowers to furnish to Lender: (i) such biographical and financial information about the proposed tenant as Lender may reasonably require in conjunction with its review, (ii) a copy of the proposed form of Lease (or amendment or modification), and (iii) a summary of the material terms of such proposed Lease (or amendment or modification) including, without limitation, rental terms and the term of the proposed Lease and any options. Lender's approval of any Material Lease or assignment, termination, amendment or modification of any Material Lease, shall be deemed given, if the first correspondence from the Borrowers to Lender requesting such approval is in an envelope marked "PRIORITY" and contains a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR TO EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN FIFTEEN (15) DAYS, YOUR APPROVAL SHALL BE DEEMED GIVEN", and is accompanied by the information and documents required above and any other information reasonably requested by Lender in writing prior to the expiration of such fifteen (15) day period in order to adequately review the same has been delivered and, if Lender fails to respond or to expressly deny such request for approval in writing within the fifteen (15) day period.

         Except for security deposits, no Material Lease executed after the Closing Date shall provide for payment of rent more than one month in advance, and the Mortgage Borrowers and the Jekyll Island Borrowers shall not under any circumstances be permitted to collect any such rent more than one month in advance. The Borrowers, at Lender's request, shall furnish Lender with executed copies of all Material Leases hereafter made.

SECTION 5.13      MANAGEMENT; FRANCHISE AGREEMENT.

         (A) The Borrowers shall cause the Properties and the Jekyll Island Property to be managed in accordance with the Management Agreements including, without limitation, maintaining inventory in amounts and types customary for hotels comparable to each Property and the Jekyll Island Property. The Borrowers shall and shall cause the Mortgage Borrowers to (i) perform and observe all of the material terms, covenants and conditions of the Management Agreement on the part of the Mortgage Borrowers or the Jekyll Island Borrowers to be performed and observed, and (ii) promptly notify Lender of any notice of any material default under the Management Agreement of which it is aware. If any Mortgage Borrower or the Jekyll Island Borrowers shall default in the performance or observance of any material term, covenant

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or condition of the applicable Management Agreement on the part of such Mortgage
Borrower or the Jekyll Island Borrowers to be performed or observed, then, without limiting Lender's other rights or remedies under this Agreement or the other Loan Documents, and without waiving or releasing the Borrowers or the Mortgage Borrowers from any of their obligations hereunder or under the applicable Management Agreement, Lender shall have the right, upon prior written notice to the Borrowers, but shall be under no obligation, to pay any sums and to perform any act as may be reasonably appropriate to cause such conditions of the applicable Management Agreement on the part of such Mortgage Borrower or the Jekyll Island Borrowers to be performed or observed.

         (B) The Borrowers shall not, and shall not permit the Mortgage Borrowers to, surrender, terminate, cancel, modify (other than non-material changes), renew or extend the Management Agreement, or enter into any other Management Agreement with Manager or any new Manager (other than an Acceptable Manager), or consent to the assignment by the Manager (other than as an Acceptable Manager) of its interest under the Management Agreement, in each case without (i) prior to a Securitization, the express consent of Lender, which consent shall not be unreasonably withheld, or (ii) after a Securitization, delivery of Rating Confirmations from each of the Rating Agencies. Notwithstanding the foregoing, the Borrowers may allow the Mortgage Borrowers to terminate the Memphis Interim Agreement pursuant to the term of the Mortgage Loan Agreement.

         (C) Lender shall have the right, subject to the rights of Mortgage Lender under the terms of the Mortgage Loan Agreement, to require the replacement of any Manager with a Person chosen by the Borrowers and reasonably acceptable to Lender (unless such proposed Manager is an Acceptable Manager) and the applicable Franchisor (to the extent the applicable Franchisor has consent rights), upon the earliest to occur of any one or more of the following events:
(i) upon the occurrence and during the continuance of an Event of Default; (ii) thirty (30) days after notice from Lender to the Borrowers if Manager has engaged in fraud, gross negligence or willful misconduct arising from or in connection with its performance under the applicable Management Agreement; or
(iii) upon a change of control of the current Manager.

         (D) The Borrowers shall not and shall not permit the Mortgage Borrowers to terminate or enter into any Franchise Agreement without Lender's prior written consent, which may be granted or withheld in Lender's sole discretion. Notwithstanding the foregoing, the following changes to Franchise Agreements shall be permitted without Lender's prior written consent:

                  (i) Replacement of any Franchise Agreement with a new Franchise Agreement in form substantially similar to a form previously approved by Lender with any Franchisor that would cause a Tier 3 Hotel to become either a Tier 2 Hotel or a Tier 1 Hotel, or that would cause a Tier 2 Hotel to become a Tier 1 Hotel;

                  (ii) Replacement of any Franchise Agreement with a new Franchise Agreement in form substantially similar to a form previously approved by Lender with a Franchisor that would cause the Property to remain within the same Category, provided no such replacement shall occur (in the aggregate) with respect to more than the lesser of (x) five (5)

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

Properties, or (y) Properties with Aggregate Allocated Loan Amounts (in the aggregate) of ten percent (10%) of the Aggregate Outstanding Principal Balance;

                  (iii) Replacement of any Franchise Agreement at a Tier 2 Hotel with a new Franchise Agreement in form substantially similar to a form previously approved by Lender for Tier 3 Hotels, provided no such replacements shall occur (in the aggregate) with respect to more than the lesser of (x) three
(3) Properties, or (y) Properties with Aggregate Allocated Loan Amounts (in the aggregate) of two percent (2%) of the Aggregate Outstanding Principal Balance; and

                  (iv) Entering into a new Franchise Agreement in form substantially similar to a form previously approved by Lender with an Approved Franchisor (or with respect to the Property located at 3071 Ross Clark Circle, Dothan, Alabama (the "DOTHAN HOTEL"), La Quinta Corporation under the La Quinta brand) for any of the Non-Flagged Hotels, the Dothan Hotel, and the Property located at 7330 Plantation Road, Pensacola, Florida, at which time the applicable Property shall be deemed to be within the Category determined by the applicable Franchise Agreement; provided that the La Quinta brand shall be deemed to be within the Tier 3 Hotel category solely for the purpose of determining the Dothan Hotel's Category.

                  In connection with the replacement of any Franchisors permitted hereunder, the Borrowers shall cause the applicable Mortgage Borrower or the Jekyll Island Borrowers to, within ten (10) Business Days of the execution of such Franchise Agreement, deliver to Lender a Franchisor Letter from any replacement Franchisor in form and substance reasonably acceptable to Lender. In all cases, each Borrower shall (a) cause the hotel located on the applicable Property to be operated pursuant to the applicable Franchise Agreement; (b) promptly perform and observe in all material respects all of the covenants required to be performed and observed by it under the applicable Franchise Agreement (including the requirements of any Property Improvement
Plan); (c) promptly notify Lender of any material default under the applicable Franchise Agreement of which it is aware; and (d) promptly enforce in a commercially reasonable manner the performance and observance of all of the material covenants required to be performed and observed by the Franchisor under the Franchise Agreement. In addition, the Borrowers shall not, and shall not permit any Mortgage Borrower to, without Lender's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed: (x) increase or consent to the increase of the aggregate amount of any fees under any Franchise Agreement; or (y) otherwise materially modify, change, supplement, alter or amend, or waive or release any of its material rights and remedies under, any Franchise Agreement.

                  Lender's consent to any replacement of any Franchise Agreement, or the termination, renewal, extension or modification of an existing Franchise Agreement, shall be deemed given, if the first correspondence from the Borrowers to Lender requesting such consent is in an envelope marked "PRIORITY" and contains a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR TO EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN FIFTEEN (15) DAYS, YOUR APPROVAL SHALL BE DEEMED GIVEN", and is accompanied by the information and documents required above and any other information reasonably requested by Lender in writing prior to the expiration of such fifteen (15) day period in order to adequately review the

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same has been delivered and, if Lender fails to respond or to expressly deny such request for approval in writing within the fifteen (15) day period.

SECTION 5.14 MATERIAL AGREEMENTS. The Borrowers shall not, and shall not permit the Mortgage Borrowers to, enter into or become obligated under any Material Agreement pertaining to any Property, including without limitation brokerage agreements, without Lender's prior written approval, which approval shall not be unreasonably withheld or conditioned; except that the following Material Agreements shall not require Lender approval: (i) Leases complying with the Loan Documents, (ii) the Management Agreement, (iii) the existing Material Agreements described on SCHEDULE 5.14 attached hereto, (iv) any Franchise Agreement complying with the provisions of Section 5.13 (E) or (v) any other agreement that may be terminated without cause and without payment of a penalty or premium, or not more than thirty (30) days' prior written notice.

SECTION 5.15 DEPOSITS; APPLICATION OF RECEIPTS. The Borrowers will cause all Receipts from the Properties and the Jekyll Island Property to be deposited into, and shall otherwise comply with, the applicable Accounts established from time to time under either the Mortgage Loan Cash Management Agreement, the Cash Management Agreement or the Jekyll Island Cash Management Agreement. Subject to
Article VII hereof, the Cash Management Agreement and the Jekyll Island Cash Management Agreement, the Borrowers shall promptly apply all Receipts to the payment of all current and past due Operating Expenses, and to the repayment of all sums currently due or past due under the Loan Documents, including all payments into the Reserves.

SECTION 5.16      ESTOPPEL CERTIFICATES.

         (A) Within ten (10) Business Days following a request by Lender, the Borrowers shall provide to Lender a duly acknowledged written statement confirming (i) the amount of the outstanding principal balance of the Loan, (ii) the terms of payment and maturity date of the Note, (iii) the date to which interest has been paid, (iv) whether any offsets or defenses exist against the Obligations, and if any such offsets or defenses are alleged to exist, the nature thereof shall be set forth in detail and (v) that this Loan Agreement, the Note, the Pledge Agreement, the Jekyll Island Mortgage and the other Loan Documents are legal, valid and binding obligations of the Borrowers and have not been modified or amended, or if modified or amended, describing such modification or amendments.

         (B) Within ten (10) Business Days following a written request by the Borrowers, Lender shall provide to the Borrowers a duly acknowledged written statement setting forth the amount of the outstanding principal balance of the Loan, the date to which interest has been paid, and whether Lender has provided the Borrowers with written notice of any Event of Default. Compliance by Lender with the requirements of this Section shall be for informational purposes only and shall not be deemed to be a waiver of any rights or remedies of Lender hereunder or under any other Loan Document.

SECTION 5.17 INDEBTEDNESS. The Borrowers will not, and will not permit the Mortgage Borrowers to, directly or indirectly create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except for the following (collectively, "PERMITTED INDEBTEDNESS"):

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         (A)      The Obligations;

         (B)      The Mortgage Loan;

         (C) (i) Unsecured trade payables not evidenced by a note and arising out of purchases of goods or services in the ordinary course of business and (ii) Indebtedness incurred in the financing of equipment or other personal property used at the Properties in the ordinary course of business, provided that (a) each such trade payable is payable not later than ninety (90) days after the original invoice date and is not overdue by more than thirty (30) days and (b) the aggregate amount of such trade payables and Indebtedness relating to financing of equipment and personal property referred to in clauses (i) and (ii) above outstanding does not, at any time, exceed five percent (5%) of the outstanding principal balance of the Loan; and

         (D) That certain unsecured loan in the original principal amount of $17,686,292, evidenced by a certain replacement promissory note dated as of November 15, 2002 given by Servico Center Associates, Ltd., to Servico Palm Beach General Partner SPE, Inc. the outstanding principal balance of which on the Closing Date is $17,686,292.

                  In no event shall any Indebtedness other than the Mortgage Loan (and, with respect to the Jekyll Island Property only, the Loan) be secured, in whole or in part, by the Properties or any portion thereof or interest therein, nor shall any Indebtedness other than the Loan be secured, in whole or in part, by the Collateral or any portion thereof or interest therein.

SECTION 5.18 NO LIENS. The obligations of the Borrowers under this Section are in addition to and not in limitation of its obligations under Article XI herein. The Borrowers shall not, and shall not permit the Mortgage Borrowers to, create, incur, assume or permit to exist any Lien on or with respect to the Properties, any Collateral or any direct or indirect ownership interest in any Borrower or any Mortgage Loan Borrower, except Permitted Encumbrances.

SECTION 5.19 CONTINGENT OBLIGATIONS. Other than Permitted Indebtedness, no Borrower or Member shall directly or indirectly create or become or be liable with respect to any Contingent Obligation except Contingent Obligations existing on the Closing Date and described in SCHEDULE 4.4.

SECTION 5.20 RESTRICTION ON FUNDAMENTAL CHANGES. Except as otherwise expressly permitted under this Loan Agreement, no Borrower or Member shall, or shall permit any other Person to, (i) amend, modify or waive any term or provision of such Borrower's or Member's partnership agreement, certificate of limited partnership, articles of incorporation, by-laws, articles of organization, operating agreement or other organizational documents so as to violate or permit the violation of the single-purpose entity provisions set forth in Article IX, unless required by law; or (ii) liquidate, wind-up or dissolve such Borrower or Member.

SECTION 5.21 TRANSACTIONS WITH RELATED PERSONS. The Borrowers shall not, and shall not permit the Mortgage Borrowers to, directly or indirectly enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Related Person of any of the Borrowers or with any director, officer or employee of any Borrower Party, except transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Borrowers and upon fair and reasonable terms

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and are no less favorable to any of the Borrowers than would be obtained in a comparable arm's length transaction with a Person that is not a Related Person of any of the Borrowers. The Borrowers shall not make any payment or permit any payment to be made to any Related Person of any of the Borrowers when or as to any time when any Event of Default shall exist.

SECTION 5.22      BANKRUPTCY, RECEIVERS, SIMILAR MATTERS.

         (A) VOLUNTARY CASES. The Borrower Parties shall not commence any voluntary case under the Bankruptcy Code or under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect.

         (B) INVOLUNTARY CASES, RECEIVERS, ETC. No Borrower Party shall apply for, consent to, or aid, solicit, support, or otherwise act, cooperate or collude to cause the appointment of or taking possession by, a receiver, trustee or other custodian for all or a substantial part of the assets of any of the Borrower Parties. As used in this Loan Agreement, an "INVOLUNTARY BORROWER BANKRUPTCY" shall mean any involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, in which any Borrower Party is a debtor or any portion of the Properties is property of the estate therein. No Borrower Party shall file a petition for, consent to the filing of a petition for, or aid, solicit, support, or otherwise act, cooperate or collude to cause the filing of a petition for an Involuntary Borrower Bankruptcy. In any Involuntary Borrower Bankruptcy, no Borrower Party shall, without the prior written consent of Lender, consent to the entry of any order, file any motion, or support any motion (irrespective of the subject of the motion), and no Borrower Party shall file or support any plan of reorganization. Each Borrower Party having any interest in any Involuntary Borrower Bankruptcy shall do all things reasonably requested by Lender to assist Lender in obtaining such relief as Lender shall seek, and shall in all events vote as directed by Lender. Without limitation of the foregoing, each such Borrower Party shall do all things reasonably requested by Lender to support any motion for relief from stay or plan of reorganization proposed or supported by Lender.

SECTION 5.23      ERISA.

         (A) NO ERISA PLANS. None of the Borrowers or Members will establish any Employee Benefit Plan, Pension Plan or Multiemployer Plan, or will commence making contributions to (or become obligated to make contributions to) any Employee Benefit Plan, Pension Plan or Multiemployer Plan.

         (B) COMPLIANCE WITH ERISA. The Borrowers shall not: (i) engage in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the IRC; or (ii) except as may be necessary to comply with applicable laws, establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to the Borrowers or any ERISA Affiliate or increase the obligation of the Borrowers, provided that, the Borrowers shall not be in default of this covenant if, in either case, any portion of the Loan has been, or will be, funded with plan assets of any employee benefit plan that either (x) is subject to Title I of ERISA or any plan that is covered by Section 4975 of the Code (unless the Lender is eligible to apply for one or more exemptions such that the Loan will not constitute a nonexempt prohibited

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transaction under Section 406 of ERISA) or (y) could subject a Borrower or its
Affiliates to an excise tax under Section 4975 of the IRC.

         (C) NO PLAN ASSETS. The Borrowers shall not at any time during the term of this Loan Agreement become (1) an employee benefit plan defined in
Section 3(3) of ERISA which is subject to ERISA, (2) a plan as defined in
Section 4975(e)(1) of the IRC which is subject to Section 4975 of the IRC, (3) a "governmental plan" within the meaning of Section 3(32) of ERISA or (4) an entity any of whose underlying assets constitute "plan assets" of any such employee benefit plan, plan or governmental plan for purposes of Title I or ERISA, Section 4975 of the IRC or any state statutes applicable to the Borrowers regulating investments of governmental plans.

SECTION 5.24 PRESS RELEASE. The Borrowers shall not, and shall not permit any other Person within its control to, disclose the name of Lender or terms of this Loan Agreement or the Loan Documents in any press release without the prior written consent of Lender, which shall not be unreasonably withheld. Notwithstanding the foregoing, the Borrowers shall be permitted to make such filings and disclosures with respect to the Loan as are required by law.

SECTION 5.25      GROUND LEASES.

         (A) NO MODIFICATION. The Borrowers shall not permit any party to modify or amend any material or economic terms of, or terminate or surrender any Ground Lease, in each case without the prior written consent of Lender, which consent may be withheld by Lender in its sole and absolute discretion. Any attempted or purported material modification, amendment, or any surrender or termination of any Ground Lease without Lender's prior written consent shall be null and void and of no force or effect.

         (B) PERFORMANCE OF GROUND LEASES. The Borrowers shall cause the Ground Lease Borrowers to (i) fully perform as and when due each and all of its obligations under each Ground Lease in accordance with the terms of such Ground Lease, and shall not cause or suffer to occur any material breach or default in any of such obligations, (ii) keep and maintain each Ground Lease in full force and effect, and (iii) exercise any option to renew or extend any Ground Lease and give written confirmation thereof to Lender within thirty (30) days after such option is exercised.

         (C) NOTICE OF DEFAULT. If the Borrowers or any of the Mortgage Borrowers shall receive any written notice that any Ground Lease Default or Jekyll Island Ground Lease Default has occurred, then such Borrower immediately shall notify Lender in writing of the same and immediately deliver to Lender a true and complete copy of each such notice. Further, the Borrowers shall provide and shall cause the Mortgage Borrowers to provide, such documents and information as Lender shall reasonably request concerning the Ground Lease Default or the Jekyll Island Ground Lease Default.

         (D) LENDER'S RIGHT TO CURE. If any Ground Lease Default or any Jekyll Island Ground Lease Default shall occur and be continuing, or if any Ground Lessor asserts that a Ground Lease Default or any Jekyll Island Ground Lease Default has occurred (whether or not the Borrowers question or deny such assertion), then, subject to the terms and conditions of the

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applicable Ground Lease, Lender, upon five (5) Business Days' prior written notice to the Borrowers, unless Lender reasonably determines that a shorter period (or no period) of notice is necessary to protect Lender's interest in the Ground Lease, may (but shall not be obligated to) take any action that Lender deems reasonably necessary, including, without limitation, (i) performance or attempted performance of the Ground Lease Borrowers' obligations under the applicable Ground Lease, (ii) curing or attempting to cure any actual or purported Ground Lease Default or purported Jekyll Island Ground Lease Default, (iii) mitigating or attempting to mitigate any damages or consequences of the same and (iv) entry upon the applicable Ground Leased Property for any or all of such purposes. Upon Lender's request, the Borrowers shall submit satisfactory evidence of payment or performance of any of its obligations under each Ground Lease. Lender may pay and expend such sums of money as Lender in its sole discretion deems necessary or desirable for any such purpose, and the Borrowers shall pay to Lender within five (5) Business Days of the written demand of Lender all such sums so paid or expended by Lender, together with interest thereon from the date of expenditure at the Default Rate.

         (E) LEGAL ACTION. The Borrowers shall not commence, or permit the Ground Lease Borrowers to commence, any action or proceeding against any Ground Lessor or affecting or potentially affecting any Ground Lease or the Ground Lease Borrowers' or Lender's interest therein, the effect of which could cause an event of default or termination of any such Ground Lease, without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed. The Borrowers shall notify Lender immediately if any action or proceeding shall be commenced between any Ground Lessor and the Ground Lease Borrowers, or affecting or potentially affecting any Ground Lease or the Ground Lease Borrowers' or Lender's interest therein (including, without limitation, any case commenced by or against any Ground Lessor under the Bankruptcy Code). Lender shall have the option, exercisable upon notice from Lender to the Borrowers, to participate in any such action or proceeding with counsel of Lender's choice. The Borrowers shall cause the Ground Lease Borrowers to cooperate with Lender, comply with the reasonable instructions of Lender, execute any and all powers, authorizations, consents or other documents reasonably required by Lender in connection therewith, and shall not settle any such action or proceeding without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

         (F) ESTOPPEL CERTIFICATE. Subject to the terms and conditions of the applicable Ground Lease, the Borrowers shall or shall cause the Ground Lease Borrowers to use commercially reasonable efforts to obtain and deliver to Lender within the time period required under the applicable Ground Lease, an estoppel certificate from each Ground Lessor setting forth (A) (i) the identities of the original lessor and lessee under the applicable Ground Lease and each of their respective successors, (ii) that the Ground Lease has not been modified or, if it has been modified, the date of each modification (together with copies of each such modification), (iii) the rent payable under the Ground Lease, (iv) the dates to which all rent and other charges have been paid, (v) whether there are any alleged Ground Lease Defaults or alleged Jekyll Island Ground Lease Defaults and, if so, setting forth the nature thereof in reasonable detail, and (vi) such other matters as Lender may reasonably request or (B) the matters required to be certified by the Ground Lessor under the applicable Ground Lease. The Borrowers shall not be required to request an estoppel from any Ground Lessor more than two (2) times in any calendar year.

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         (G)      BANKRUPTCY.

                  (i) If the Jekyll Island Ground Lessor shall reject the Jekyll Island Ground Lease under or pursuant to Section 365 of Title 11 of the Bankruptcy Code, the Jekyll Island Borrowers shall not elect to treat the Jekyll Island Ground Lease as terminated but shall elect to remain in possession of the Ground Leased Property and the leasehold estate under the Jekyll Island Ground Lease. The lien of the Jekyll Island Mortgage covering the Jekyll Island Property does and shall encumber and attach to all of the Jekyll Island Borrowers' right and remedies at any time arising under or pursuant to Section 365 of the Bankruptcy Code, including without limitation, all of the Jekyll Island Borrowers' rights to remain in possession of the Jekyll Island Property and the leasehold estate.

                  (ii) The Jekyll Island Borrowers acknowledge and agree that in any case commenced by or against the Jekyll Island Borrowers under the Bankruptcy Code, Lender by reason of the liens and rights granted under the Jekyll Island Mortgage covering the Jekyll Island Property and the Loan Documents shall have a substantial and material interest in the treatment and preservation of the Jekyll Island Borrwers' rights and obligations under the Jekyll Island Ground Lease, and that such Jekyll Island Borrowers shall, in any such bankruptcy case, provide to Lender immediate and continuous reasonably adequate protection of such interests. The Jekyll Island Borrowers and Lender agree that such adequate protection shall include but shall not necessarily be limited to the following:

                           (a)      Lender shall be deemed a party to the Jekyll
Island Ground Lease (but shall not have any obligations thereunder) for purposes of Section 365 of the Bankruptcy Code, and shall, provided that, prior to an Event of Default, no such action by Lender would adversely and materially affect the Jekyll Island Borrowers' ability to prosecute, or defend, any such claims asserted therein, have standing to appear and act as a party in interest in relation to any matter arising out of or related to the Jekyll Island Ground Lease or the Jekyll Island Property.

                           (b)      The Jekyll Island Borrowers shall serve
Lender with copies of all notices, pleadings and other documents relating to or affecting the Jekyll Island Ground Lease or the Jekyll Island Property. Any notice, pleading or document served by the Jekyll Island Borrowers on any other party in the bankruptcy case shall be contemporaneously served by the Jekyll Island Borrowers on Lender, and any notice, pleading or document served upon or received by the Jekyll Island Borrowers from any other party in the bankruptcy case shall be served by the Jekyll Island Borrowers on Lender promptly upon receipt by the Jekyll Island Borrowers.

                           (c)      Upon written request of Lender, the Jekyll
Island Borrowers shall assume the Jekyll Island Ground Lease, and shall take such steps as are necessary to preserve the Jekyll Island Borrowers' right to assume the Jekyll Island Ground Lease, including without limitation using commercially reasonable efforts to obtain extensions of time to assume or reject the Jekyll Island Ground Lease under Subsection 365(d) of the Bankruptcy Code to the extent it is applicable.

         (H) If the Jekyll Island Borrowers or the applicable Ground Lessor seeks to reject the Jekyll Island Ground Lease or have the Ground Lease deemed rejected, then prior to the hearing

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on such rejection Lender shall, subject to applicable law, be given no less than twenty (20) days' notice and opportunity to elect in lieu of rejection to have the Jekyll Island Ground Lease assumed and assigned to a nominee of Lender. If Lender shall so elect to assume and assign the Jekyll Island Ground Lease, then the Jekyll Island Borrowers shall, subject to applicable law, continue any request to reject the Jekyll Island Ground Lease until after the motion to assume and assign has been heard. If Lender shall not elect to assume and assign the Jekyll Island Ground Lease, then Lender may, subject to applicable law, obtain in connection with the rejection of the Jekyll Island Ground Lease a determination that the applicable Ground Lessor, at Lender's option, shall (1) agree to terminate the Jekyll Island Ground Lease and enter into a new lease with Lender on the same terms and conditions as the Jekyll Island Ground Lease, for the remaining term of the Jekyll Island Ground Lease, or (2) treat the Jekyll Island Ground Lease as breached and provide Lender with the rights to cure defaults under the Jekyll Island Ground Lease and to assume the rights and benefits of the Jekyll Island Ground Lease.

                  The Jekyll Island Borrowers shall join with and support any request by Lender to grant and approve the foregoing as necessary for adequate protection of Lender's interests. Notwithstanding the foregoing, Lender may seek additional terms and conditions, including such economic and monetary protections as it deems reasonably appropriate to adequately protect its interests, and any request for such additional terms or conditions shall not delay or limit Lender's right to receive the specific elements of adequate protection set forth herein.

                  The Jekyll Island Borrowers hereby appoint Lender as its attorney in fact to act on behalf of Lender in connection with all matters relating to or arising out of the assumption or rejection of the Jekyll Island Ground Lease, in which the other party to the lease is a debtor in a case under the Bankruptcy Code. This grant of power of attorney is present, unconditional, irrevocable, durable and coupled with an interest.

SECTION 5.26      MORTGAGED CONDOMINIUM PROPERTY.

         (A) NO MODIFICATION. The Borrowers shall not permit the Condominium Mortgage Borrowers to modify or amend any material terms of, or terminate or amend any of the Mortgaged Condominium Property Documents, in each case, without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

         (B) PERFORMANCE OF MORTGAGED CONDOMINIUM PROPERTY DOCUMENTS. The Borrowers shall cause the Condominium Mortgage Borrowers to fully and faithfully pay when due and payable all assessments, common charges and other charges payable by Condominium Mortgage Borrowers under the Mortgaged Condominium Property Documents and shall perform as and when due each of its material obligations under the Mortgaged Condominium Property Documents in substantial accordance with their respective terms, and shall not cause or suffer to occur any breach or default in any of such obligations. The Borrowers shall cause the Condominium Mortgage Borrowers to keep and maintain each of the Mortgaged Condominium Property Documents in full force and effect.

         (C) NOTICE OF DEFAULT. If the Borrowers of the Condominium Borrowers shall receive any written notice of any Condominium Default, the Borrowers immediately shall notify Lender of same and deliver to Lender a true and complete copy of each such notice, and provide such

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documents and information as Lender may reasonably request concerning such
Condominium Default.

         (D) LENDER'S RIGHT TO CURE. If any Condominium Default shall occur and be continuing, or if any party to any Mortgaged Condominium Property Document asserts that a Condominium Default has occurred (whether or not the Borrowers question or deny such assertion), then, subject to the terms and conditions of the applicable Mortgaged Condominium Property Documents, after notice to the Borrowers, Lender, upon five (5) Business Days' prior written notice to the Borrowers, unless Lender reasonably determines that a shorter period (or no period) of notice is necessary to protect Lender's interest in the Ground Lease, may (but shall not be obligated to) take any action that Lender deems reasonably necessary to cure such Condominium Default, including, without limitation, (i) performance or attempted performance of the applicable Condominium Mortgage Borrower's obligations under the applicable Mortgaged Condominium Property Documents, (ii) curing or attempting to cure any actual or purported Condominium Default, (iii) mitigating or attempting to mitigate any damages or consequences of the same and (iv) entry upon the Mortgaged Condominium Property for any or all of such purposes. Upon Lender's request, the Borrowers shall submit satisfactory evidence of payment or performance of any of its obligations under each of the Mortgaged Condominium Property Documents. Lender may pay and expend such sums of money as Lender in its sole discretion deems necessary or desirable for any such purpose, and the Borrowers shall pay to Lender within five (5) Business Days of the written demand of Lender all such sums so paid or expended by Lender pursuant to this Section 5.26, together with interest thereon from the date of expenditure at the Default Rate.

         (E) PRESERVATION OF CONDOMINIUM. The Borrowers will do, and will cause the Condominium Mortgage Borrowers to do, all things necessary to preserve and to keep unimpaired its material rights, powers and privileges under the Mortgaged Condominium Property Documents and to prevent the termination or expiration of the Mortgaged Condominium property Documents, or the withdrawal of the Mortgaged Condominium Property from a condominium form of ownership under applicable law, to the end that the Condominium Mortgage Borrowers may enjoy all of the material rights granted to it as a part to the Mortgaged Condominium Property Documents.

         (F) STATEMENTS, NOTICES. The Borrowers will, within twenty (20) days after demand from Lender (which shall not be required more than two (2) times in any calendar year), obtain, or cause the Condominium Mortgage Borrowers to obtain, if and to the extent that Condominium Mortgage Borrower is entitled to the same under the Mortgaged Condominium Property Documents, and otherwise request from and make good faith efforts to obtain, from the Board of Managers and deliver to Lender a duly signed and acknowledged certificate (signed also by the Condominium Mortgage Borrowers) that the Mortgaged Condominium Property Documents are unmodified and in full force and effect (or, if the same have been modified in compliance with this Loan Agreement, that the Mortgaged Condominium Property Documents are in full force and effect as to modified and that there have been no other modifications), stating the dates to which the assessments, common charges and other charges payable under the Mortgaged Condominium Property Documents have been paid and stating whether to the certifying party's and the Condominium Mortgage Borrower's knowledge is in compliance with the Mortgaged Condominium Property Documents, or, if not, specifying each default or failure of compliance of

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which the certifying party has knowledge. The Borrowers will, promptly upon receipt thereof by Condominium Mortgage Borrower, furnish Lender with a copy of all notices and statements, however characterized, issued by the Board of Managers or relating to the Mortgaged Condominium Property Documents including without limitation, financial statements and projected budgets.

SECTION 5.27 LENDER'S EXPENSES. The Borrowers shall pay, on demand by Lender, all reasonable out-of-pocket expenses, charges, costs and fees (including reasonable attorneys' fees and expenses) in connection with the negotiation, documentation, closing, administration, servicing, enforcement interpretation, and collection of the Loan and the Loan Documents, and in the preservation and protection of Lender's rights hereunder and thereunder. Without limitation the Borrowers shall pay all costs and expenses, including reasonable attorneys' fees, incurred by Lender in any case or proceeding under the Bankruptcy Code (or any law succeeding or replacing any of the same). At the Closing, Lender is authorized to pay directly from the proceeds of the Loan any or all of the foregoing expenses then or theretofore incurred and approved by the Borrowers.

SECTION 5.28 DISTRIBUTIONS. During the continuance of any Event of Default, and at any time that a Cash Trap Event is in effect, the Borrowers shall not make any distributions of cash or other property to any Borrower Party, or make any payments in lieu thereof, without Lender's prior written approval, which may be granted or withheld in Lender's sole discretion.

SECTION 5.29 COMPLETION OF REQUIRED CAPITAL IMPROVEMENTS. The Borrowers shall commence and shall cause the Mortgage Borrowers to commence the Required Capital Improvements promptly following the Closing and to complete the Required Capital Improvements in accordance with Section 6.5 of the Mortgage Loan Agreement and, with respect to the Jekyll Island Property, the Jekyll Island Required Capital Improvements in accordance with Section 6.4(B) of this Loan Agreement.

SECTION 5.30 COMPLIANCE WITH PLAN OF REORGANIZATION. The Borrowers shall comply, and shall cause all other parties under the control of Borrower, Guarantor or any Affiliates thereof to comply, in all material respects with the Plan of Reorganization.

SECTION 5.31 CANCELLATION OF INDEBTEDNESS; SETTLEMENT OF CLAIMS. Unless otherwise specifically provided herein to the contrary, no Borrower shall cancel any indebtedness from any Person owing to any Borrower, or settle any claims without Lender's prior written consent which shall not be unreasonably withheld.

SECTION 5.32 MODIFICATION OF MORTGAGE DOCUMENTS. The Borrowers shall not consent to, nor permit the Mortgage Borrowers to agree to, any material amendment, modification, waiver or restatement of any of the Mortgage Loan Documents without Lender's prior written consent, which will not be unreasonably withheld.

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                                   ARTICLE VI
                                    RESERVES

SECTION 6.1       SECURITY INTEREST IN RESERVES; OTHER MATTERS PERTAINING TO
RESERVES.

         (A) The Borrowers hereby pledge, assign and grant to Lender a security interest in and to all of the Borrowers' right, title and interest in and to the Account Collateral, including the Reserves, as security for payment and performance of all of the Obligations hereunder and under the Note and the other Loan Documents, subject, in each case to the interests of the Mortgage Lender, if any, in the Account Collateral. The Reserves constitute Account Collateral and are subject to the security interest in favor of Lender created herein and all provisions of this Loan Agreement and the other Loan Documents pertaining to Account Collateral.

         (B) In addition to the rights and remedies provided in Article VII and elsewhere herein, upon the occurrence and during the continuance of any Event of Default, Lender shall have all rights and remedies pertaining to the Reserves as are provided for in any of the Loan Documents or under any applicable law. Without limiting the foregoing, upon and at all times after the occurrence and during the continuance of an Event of Default, Lender in its sole and absolute discretion, may use the Reserves (or any portion thereof) for any purpose, including but not limited to any combination of the following: (i) payment of any of the Obligations including the Prepayment Consideration (if any) applicable upon such payment in such order as Lender may determine in its sole discretion; provided, however, that such application of funds shall not cure or be deemed to cure any default; (ii) reimbursement of Lender for any actual losses or expenses (including, without limitation, reasonable legal fees) suffered or incurred as a result of such Event of Default; (iii) payment for the work or obligation for which such Reserves were reserved or were required to be reserved; and (iv) application of the Reserves in connection with the exercise of any and all rights and remedies available to Lender at law or in equity or under this Loan Agreement or pursuant to any of the other Loan Documents. Nothing contained in this Loan Agreement shall obligate Lender to apply all or any portion of the funds contained in the Reserves during the continuance of an Event of Default to payment of the Loan or in any specific order of priority.

SECTION 6.2 FUNDS DEPOSITED WITH LENDER/JEKYLL ISLAND RESERVES. (A) Except only as expressly provided otherwise herein, all funds of the Borrowers which are deposited with Lock Box Account Bank as Reserves hereunder shall be held by Lock Box Account Bank in one or more Permitted Investments, such Permitted Investments, prior to an Event of Default, to be as directed by Borrower. All interest which accrues on the Reserves shall be taxable to the Borrowers and shall be added to and disbursed in the same manner and under the same conditions as the principal sum on which said interest accrued. Additional provisions pertaining to investments are set forth in Article VII. After repayment of all of the Obligations, all funds held as Reserves will be promptly returned to the Borrowers.

                  (B) The Borrowers shall cause the Mortgage Borrowers to deposit with Mortgage Lender the amounts necessary to fund each of the Reserves as set forth in the Mortgage Loan Agreement and the Mortgage Loan Cash Management Agreement. The Borrowers shall deposit with Lender the amounts necessary to fund each of the Jekyll Island Reserves as set forth below. Deposits into the Jekyll Island Reserves at Closing may occur by

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deduction from the amount of the Loan that otherwise would be disbursed to the
Borrowers, followed by deposit of the same into the applicable Sub-Account or Account of the Jekyll Island Lock Box Account in accordance with the Jekyll Island Cash Management Agreement on the Closing Date. Notwithstanding such deductions, the Loan shall be deemed for all purposes to be fully disbursed at Closing.

                  (C) JEKYLL ISLAND IMPOSITIONS AND INSURANCE RESERVE. On the Closing Date, the Borrowers shall deposit with Lock Box Account Bank $96,310.32 and, pursuant to the Jekyll Island Cash Management Agreement, the Borrowers shall deposit monthly, on each Payment Date commencing on the Payment Date in December 2002, 1/12th of the annual charges (as reasonably estimated by Lender) for all Impositions and all insurance premiums (other than for D&O Insurance) payable with respect to the Jekyll Island Property hereunder (said funds, together with any interest thereon and additions thereto, the "JEKYLL ISLAND IMPOSITIONS AND INSURANCE RESERVE"). The initial amount of the monthly deposit to be made to the Jekyll Island Impositions and Insurance Reserve from and after the date hereof is $12,518. The Borrowers shall also deposit with Lock Box Account Bank within ten (10) Business Days of the written demand by Lender, to be added to and included within such reserve, a sum of money which Lender reasonably estimates, together with such monthly deposits, will be sufficient to make the payment of each such charge at least ten (10) Business Days prior to the date initially due. The Borrowers shall provide Lender with bills and all other documents necessary for the payment of the foregoing charges at least thirty (30) days prior to the date on which each payment shall first become subject to penalty or interest if not paid. So long as (i) no Event of Default has occurred and is continuing, (ii) the Borrowers have provided Lender with the foregoing bills and other documents in a timely manner, and (iii) sufficient funds are held by Lender for the payment of the Impositions and insurance premiums relating to the Jekyll Island Property, as applicable, Lender shall pay said items or disburse to the Borrowers from such Reserve an amount sufficient to pay said items. Interest shall accrue in favor of the Borrowers on funds in the Jekyll Island Impositions and Insurance Reserve. In addition to (and not in lieu of) the aforementioned reserves, at Closing, the Borrowers shall deposit with Lock Box Account Bank the Jekyll Island Supplemental Insurance Reserve Payment to be held in the Impositions and Insurance Reserve. Lender shall be under no obligation to cause any portion of the Jekyll Island Supplemental Insurance Reserve Payment to be released to the Borrowers for the payment of any Impositions. Notwithstanding the foregoing to the contrary, provided no Event of Default has occurred and is then continuing, Lender shall cause the remainder, if any, of the Jekyll Island Supplemental Insurance Reserve Payment to be disbursed to the Borrowers within five (5) Business Days of the delivery by the Borrowers or the Mortgage Loan Borrowers to Lender of each of the Insurance Policies required pursuant to the terms of Section 5.4 hereof providing coverage for a period of one (1) year, together with evidence of the payment in full of the annual premiums payable for such Insurance Policies.

SECTION 6.3       (A)      FF&E RESERVE. Funds held in the FF&E Reserve may be
withdrawn by the Borrowers or the Mortgage Borrowers, subject in all instances to the terms of the Mortgage Loan Cash Management Agreement, only in accordance with the approved CapEx/FF&E Budget relating to the Properties (excluding the Jekyll Island Property). Upon and at all times after the occurrence and during the continuance of an Event of Default, no draws will be permitted from the FF&E Reserve other than for normal repairs, replacements, maintenance expenses, and otherwise in accordance with the terms of the Management Agreement, subject, in each instance,

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to Manager's compliance with the FF&E reporting requirements set forth in
Section 5.1(A)(v)(e).

                  (B) JEKYLL ISLAND FF&E RESERVE. On or prior to the Closing Date, Lender or Servicer on behalf of Lender shall establish and maintain with the Lock Box Account Bank an account, for the purpose of creating a reserve for replacements of the furniture, fixtures and equipment at or in, or used in connection with, the Jekyll Island Property (the "REPLACEMENTS") in accordance with the applicable CapEx/FF&E Budget approved by Lender (said funds, together with any interest thereon and additions thereto, the "JEKYLL ISLAND FF&E RESERVE") which account shall be an Eligible Account entitled "Jekyll Island FF&E Reserve Account for the benefit Merrill Lynch Mortgage Lending, Inc., as secured party" and shall be under the sole dominion and control of Lender, subject to the terms of the Jekyll Island Cash Management Agreement. Pursuant to the Jekyll Island Cash Management Agreement, the Borrowers shall deposit with Lock Box Account Bank at the Closing the sum of $6,540.91 and thereafter monthly, on each Payment Date commencing with the Payment Date in December 2002, an amount equal to 4.0% of the Operating Revenues generated from the Jekyll Island Property for the prior calendar month (such amount, the "JEKYLL ISLAND MONTHLY FF&E PAYMENT"). Funds held in the Jekyll Island FF&E Reserve may be withdrawn by the Borrowers, subject in all instances to the terms of the Jekyll Island Cash Management Agreement, only in accordance with the approved CapEx/FF&E Budget, and no funds held in the Jekyll Island FF&E Reserve shall be used in connection with the Jekyll Island Required Capital Improvements. Upon and at all times after the occurrence and during the continuance of an Event of Default, no draws will be permitted from the Jekyll Island FF&E Reserve other than for normal repairs, replacements, maintenance expenses, and otherwise in accordance with the terms of the Jekyll Island Cash Management Agreement, subject, in each instance, to Manager's compliance with the FF&E reporting requirements set forth in Section 5.1 (A)(v)(d).

SECTION 6.4       (A)      CAPITAL IMPROVEMENT RESERVE; REQUIRED CAPITAL
IMPROVEMENTS. The Borrowers shall cause the Mortgage Borrowers to promptly commence and diligently prosecute to completion the Required Capital Improvements within the time periods for each Required Capital Improvement set forth on EXHIBIT H to the Mortgage Loan Agreement. Funds held in the Capital Improvement Reserve shall be disbursed only in accordance with Section 6.7 of the Mortgage Loan Agreement.

                  (B) JEKYLL ISLAND CAPITAL IMPROVEMENT RESERVE. At Closing, the Borrowers shall reserve from the proceeds of the Loan and shall deposit with Lock Box Account Bank $3,125.00 (said funds, together with any interest thereon, the "JEKYLL ISLAND CAPITAL IMPROVEMENT RESERVE"), which funds shall be made available to the Borrowers solely for payment of certain Capital Improvements required to be made to the Jekyll Island Property and designated as "Required Capital Improvements" on the Capital Improvement Plan attached hereto as EXHIBIT H (the "JEKYLL ISLAND REQUIRED CAPITAL IMPROVEMENTS") and shall not be used by the Borrowers for purposes for which any other Reserve is established or for any other purpose other than completion of the Jekyll Island Required Capital Improvements. The Borrowers shall promptly commence and diligently prosecute to completion, subject to Force Majeure, the Jekyll Island Required Capital Improvements within the time periods for each Jekyll Island Required Capital Improvement set forth on EXHIBIT H. Funds held in the Jekyll Island Capital Improvement Reserve shall be disbursed in accordance with Section 6.6. Subject

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to the foregoing conditions, the Borrowers shall be entitled to draw any remaining balance in the Jekyll Island Capital Improvement Reserve when all Jekyll Island Required Capital Improvements are complete, and paid for, in accordance with the terms hereof.

SECTION 6.5 HAZARDOUS MATERIALS REMEDIATION RESERVE. The funds contained in the Hazardous Materials Remediation Reserve shall be utilized by the Borrowers and the Mortgage Borrowers solely for performance of the Environmental Work in accordance with the Environmental Reports, and shall not be used by the Borrowers and the Mortgage Borrowers for purposes for which any other Reserve is established. Subject to the Mortgage Borrowers' satisfaction of the applicable conditions of Section 6.7 of the Mortgage Loan Agreement, the Borrowers and the Mortgage Borrowers shall be entitled to draw upon the Hazardous Materials Remediation Reserve to pay for costs that have been incurred by the Borrowers, or the Mortgage Borrowers, for such Environmental Work, provided that the Borrowers deliver to Lender such evidence as may be reasonably satisfactory to Lender that, after payment of such draw, the funds remaining in the Hazardous Materials Remediation Reserve shall be sufficient to pay for the remainder of such Environmental Work. Subject to the foregoing conditions, the Borrowers or the Mortgage Borrowers shall be entitled to draw any remaining balance in the Hazardous Materials Remediation Reserve when all such Environmental Work is complete, and is paid for, to Lender's reasonable satisfaction.

SECTION 6.6 CONDITIONS TO DISBURSEMENTS FROM HAZARDOUS MATERIALS REMEDIATION RESERVE, CAPITAL IMPROVEMENT RESERVE AND THE JEKYLL ISLAND CAPITAL IMPROVEMENT RESERVE; PERFORMANCE OF WORK.

         (A) Lender reserves the right, at its option and as a condition to any disbursement from a Work Reserve, to approve (which shall not be unreasonably withheld, delayed or conditioned) (i) all drawings and plans and specifications, if any, for any Work which require aggregate payments in amounts exceeding the greater of (x) five percent (5%) of the Aggregate Allocated Loan Amount with respect to the applicable Property or (y) $250,000 and (ii) all contracts and work orders with materialmen, mechanics, suppliers, subcontractors, contractors and other parties providing labor or materials in connection with any Work which require aggregate payments in amounts exceeding the greater of (x) five percent (5%) of the Aggregate Allocated Loan Amount with respect to the applicable Property or (y) $250,000. Upon Lender's reasonable request, the Borrowers shall cause the Mortgage Borrowers to assign, or cause to be assigned, (to the extent assignable) any drawings, plans and specifications, contracts or subcontracts to Lender. Drawings, plans and specifications, contracts and work orders approved by Lender shall not be changed in any material respect without Lender's prior written consent, which shall not be unreasonably withheld, delayed or conditioned. The Borrowers shall have delivered a certificate to Lender from an Architect certifying that the Work has been completed in a good and workmanlike manner in accordance with all applicable laws for any item in excess of the greater of (x) five percent (5%) of the Aggregate Allocated Loan Amount with respect to the applicable Property or (y) $250,000. Lender may retain its own architect or engineer ("LENDER'S CONSULTANT") to review any plans and specifications for any item in excess of the greater of (x) five percent (5%) of the Aggregate Allocated Loan Amount with respect to the applicable Property or (y) $250,000, and to periodically inspect any Work, in each case at the Borrowers' sole cost and expense.

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         (B)      Funds in the Jekyll Island Capital Replacement Improvement
Reserves shall be disbursed in the same manner as the disbursements from reserves pursuant to Section 6.7 of the Mortgage Loan Agreement (which Section is incorporated herein by reference) and as if the Jekyll Island Borrowers were "Mortgage Borrowers", the Jekyll Island Capital Improvement Reserves were "Work Reserves" and the Lender is the "Lender" under the Mortgage Loan Agreement.

         (C) PERFORMANCE OF WORK. If Lender determines in its reasonable discretion that any Work is not being performed in a workmanlike or timely manner or that any Work has not been completed in a workmanlike manner, Lender shall have the option to withhold disbursement for such unsatisfactory work and so notify the Borrowers with reasonable detail regarding the basis for Lender's dissatisfaction and, after the expiration of forty-five (45) days from the giving of such notice by Lender to the Borrowers of such unsatisfactory work without the cure thereof (or, if such unsatisfactory work is susceptible of a cure but cannot reasonably be cured within said forty-five (45) day period and provided that the Borrowers shall have commenced to cure such unsatisfactory work within said forty-five (45) day period and thereafter diligently and expeditiously proceeds to cure the same, after the expiration of such longer period as is reasonably necessary for the Borrowers in the exercise of due diligence to cure such unsatisfactory work, up to a maximum of an additional sixty (60) days subject to Force Majeure, without the cure thereof), Lender may proceed under existing contracts or contract with third parties to complete such Work, as the case may be, and apply amounts contained in the applicable Work Reserve toward the labor and materials necessary to complete the same, without providing any additional prior notice to the Borrowers, and exercise any and all other remedies available to Lender upon and during the continuance of an Event of Default hereunder.

                  In order to facilitate Lender's completion or making of any Work pursuant to this Section 6.7(C), the Borrowers shall cause the Mortgage Borrowers to grant Lender the right to enter onto each Property during normal business hours after the expiration of the notice specified above and perform, subject to the rights of tenants, any and all work and labor necessary to complete the applicable Work and/or employ watchmen to protect the Property from damage. All sums so expended by Lender shall be deemed to have been advanced under the Loan to the Borrowers and secured by the Pledge Agreement. For this purpose, the Borrowers constitute and appoint Lender their true and lawful attorney-in-fact with full power of substitution to complete or undertake the applicable Work in the name of the Borrowers pursuant to Section 6.7(B)(ii) above. Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked. Upon the occurrence and during the continuance of an Event of Default, the Borrowers empower said attorney-in-fact as follows:
(i) to use any funds in the applicable Work Reserve for the purpose of making or completing any Work; (ii) to make such additions, changes and corrections to any Work as shall be reasonably necessary or desirable to complete the same; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iv) to pay, settle or compromise all existing bills and claims which are or may become Liens against any Property, or as may be necessary or desirable for the completion of any Work, or for clearance of title; (v) to execute all applications and certificates in the name of the applicable Mortgage Borrower which may be required by any of the contract documents; (vi) in its reasonable discretion, to prosecute and defend all actions or proceedings in connection with any Property or the rehabilitation and repair of such Property; and (vii) to do any

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and every act which the Borrowers might do in their own behalf to fulfill the terms of this Loan Agreement.

                  Nothing in this Section shall: (i) make Lender responsible for making or completing any Work; (ii) require Lender to expend funds in addition to the amounts on deposit in the applicable Work Reserve to make or complete any Work; (iii) obligate Lender to proceed with any Work; or (iv) obligate Lender to demand from the Borrowers additional sums to make or complete any Work.

                  The Borrowers shall and shall cause the Mortgage Borrowers to permit Lender and Lender's agents and representatives (including, without limitation, Lender's engineer, architect or inspector) or third parties performing any Work pursuant to this Section 6.7 to enter onto any Property during normal business hours upon reasonable notice (subject to the rights of tenants under their Leases) to inspect the progress of any Work and all materials being used in connection therewith, to examine all plans and shop drawings relating thereto which are or may be kept at any Property, and to complete any Work made pursuant to Section 6.7(B)(ii). The Borrowers shall, and shall cause the Mortgage Borrowers to, use commercially reasonable efforts to cause all contractors and subcontractors to cooperate with Lender or Lender's representatives or such other persons described above in connection with inspections described in this Section 6.7(B) or the completion of the Work pursuant to this Section 6.7(B).

         (D) INDEMNIFICATION. The Borrowers shall indemnify Lender and hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations, out-of-pocket costs and expenses (including, without limitation, litigation costs and reasonable attorneys fees and expenses) arising from or in any way connected with the performance of the Work, except to the extent caused by the bad faith, willful misconduct or gross negligence of Lender. The Borrowers shall assign, and shall cause to be assigned, to Lender all rights and claims the Mortgage Borrowers or the Jekyll Island Borrowers may have against all Persons supplying labor or materials in connection with the Work; provided, however, that Lender may not pursue any such right or claim or pursue any other action with respect to such rights and claims unless an Event of Default has occurred and remains uncured.

SECTION 6.7 CASH TRAP RESERVE. (i) If, at any time prior to the repayment of the Obligations (as defined in the Mortgage Loan Agreement) in full, a Cash Trap Event shall occur, then, from and after the occurrence of such Cash Trap Event and for so long as such Cash Trap Event continues to exist, all Excess Cash Flow (except as otherwise expressly provided below) shall be deposited with Mortgage Lender (or its Servicer or agent) and held by Mortgage Lender in accordance with the Mortgage Loan Cash Management Agreement or, if not so held by Mortgage Lender, shall be deposited with Lender and held in the Lock Box Account and, in each case disbursed in accordance with the terms of the Mortgage Loan Cash Management Agreement.

SECTION 6.8 SUBSTITUTE CASH MANAGEMENT AGREEMENT. If the Mortgage Loan shall have been satisfied prior to the payment in full of the Loan, the Borrowers shall, and shall cause the Mortgage Borrowers to enter into a substitute Cash Management Agreement and related lockbox agreements and pledge agreements with substantially the same terms as the agreements entered into as of the date hereof in connection with the Mortgage Loan (including, the provisions in the

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Mortgage Loan Agreement relating to all Reserves and Collateral Accounts,
Section 5.4, Article VI and Article VII of the Mortgage Loan Agreement) within five (5) days after the satisfaction of such Mortgage Loan, all of which agreements shall be for the benefit of Lender rather than Mortgage Lender. Such substitute agreements shall provide that all Receipts shall be deposited directly into the Deposit Account for disbursement in accordance with the terms of such substitute Cash Management Agreement and this Agreement. Notwithstanding the foregoing, the substitute Cash Management Agreement shall provide that the aggregate amortization payments that were being made prior to the satisfaction of the Mortgage Loan shall continue to be paid and 100% of such payments shall be distributed to Lender.

                                  ARTICLE VII
                           LOCK BOX; CASH MANAGEMENT

SECTION 7.1       ESTABLISHMENT OF DEPOSIT ACCOUNT AND LOCK BOX ACCOUNT.

         (A)      (i)   DEPOSIT ACCOUNT. On or before the Closing Date, one
or more deposit accounts shall be established at the Borrowers' sole cost and expense in the name of Lender, as secured party hereunder (said accounts, and any accounts replacing same in accordance with this Loan Agreement and the Deposit Account Agreement, collectively, the "DEPOSIT ACCOUNT") with one or more financial institutions reasonably approved by Lender (collectively, the "DEPOSIT BANK"), pursuant to one or more agreements (collectively, the "DEPOSIT ACCOUNT AGREEMENT") substantially similar to Lender's form or otherwise in form and substance reasonably acceptable to Lender, executed and delivered by the Borrowers and the Deposit Bank. The Deposit Account shall be under the sole dominion and control of Lender (which dominion and control may be exercised by Servicer). Among other things, the Deposit Account Agreement shall provide that the Borrowers shall have no access to or control over the Deposit Account, that all available funds on deposit in the Deposit Account shall be transferred by wire transfer (or transfer via the ACH System) on each Business Day by the Deposit Bank into the Lock Box Account, for application in accordance with the Cash Management Agreement. The Deposit Bank and the Lock Box Account Bank shall be directed to deliver to the Borrowers copies of bank statements and other information made available by the Deposit Bank and the Lock Box Account Bank concerning the Deposit Account and the Lock Box Account. Notwithstanding the forgoing to the contrary, the requirement to establish the Deposit Accounts pursuant to this Section shall be deemed to be satisfied to the extent that, and for so long as, one or more accounts meeting the requirements for the Deposit Accounts set forth above are established and maintained pursuant to the terms of the Mortgage Loan Documents for the benefit of Mortgage Lender.

                  (ii)     Upon establishing the Jekyll Island Deposit Account,
(1) the Borrowers shall cause any and all Operating Revenues from the Jekyll Island Property, including distributions or other payments made directly or indirectly to the Jekyll Island Borrowers, Manager, or any of their respective Affiliates, from any Beverage Company, to be deposited promptly into the Jekyll Island Deposit Account and in no event later than two (2) Business Days after the same are paid to or for the benefit of the Borrowers, and (2) the Borrowers shall each obtain an agreement (each, a "Credit Card Receivables Payment Direction Letter") from each of the Persons paying or disbursing credit card receivables (the "Credit Card Companies"), substantially similar to Lender's form or otherwise in form and substance reasonably acceptable

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to Lender, pursuant to which the Credit Card Companies agree to pay all credit card receivables into the Jekyll Island Lock Box Account, and acknowledge and agree that Lender shall have a first priority perfected security interest in such credit card receivables. To the extent that the Borrowers or any Person on the Borrowers' behalf holds any Receipts, whether in accordance with this Loan Agreement or otherwise, the Borrowers shall be deemed to hold the same in trust for Lender for the protection of the interests of Lender hereunder and under the Loan Documents. The Borrowers represent and warrant that, as of the date hereof, the only Credit Card Companies paying or disbursing credit card receivables with respect to the Jekyll Island Property are Chase Merchant Services, American Express, Discover Financial Service, Diners Club, JCB (Japanese Credit Bureau), and, if the Jekyll Island Borrowers shall hereafter enter into an agreement with any other Credit Card Company pursuant to which such Credit Card Company shall pay credit card receivables with respect to the Jekyll Island Property, such Jekyll Island Borrowers shall promptly obtain a Credit Card Receivables Payment Direction Letter in form and substance reasonably acceptable to Lender from such Credit Card Company.

                  (iii) The Borrowers shall pay all reasonable out-of-pocket costs and expenses incurred by Lender in connection with the transactions and other matters contemplated by this Section 7.1, including but not limited to, Lender's reasonable attorneys fees and expenses, and all reasonable fees and expenses of the Deposit Bank and the Lock Box Account Bank, including without limitation their reasonable attorneys fees and expenses.

         (B) LOCK BOX ACCOUNTS. On or before the Closing Date pursuant to the terms of the Cash Management Agreement and the Jekyll Island Cash Management Agreement, as applicable, Eligible Accounts shall be established in the name of Lender, as secured party hereunder, to serve as (i) the "Lock Box Account" (said account, and any account replacing the same in accordance with this Loan Agreement and the Cash Management Agreement, the "LOCK BOX ACCOUNT"); and (ii) the "Jekyll Island Lock Box Account" (said account, and any account replacing the same in accordance with this Loan Agreement and the Jekyll Island Cash Management Agreement, the "JEKYLL ISLAND LOCK BOX ACCOUNT"), and the depositary institution in which the Lock Box Account and the Jekyll Island Lock Box Account are maintained, the "LOCK BOX ACCOUNT BANK"). The Lock Box Account and the Jekyll Island Lock Box Account shall be under the sole dominion and control of Lender (which dominion and control may be exercised by Servicer); and except as expressly provided hereunder and/or in the Cash Management Agreement and/or in the Jekyll Island Cash Management Agreement, the Borrowers shall not have any right to control or direct the investment or payment of funds therein during the continuance of an Event of Default. Lender may elect to change any financial institution in which the Lock Box Account and the Jekyll Island Lock Box Account shall be maintained if such institution is no longer an Eligible Bank, upon not less than five (5) Business Days' notice to the Borrowers. The Lock Box Account and the Jekyll Island Lock Box Account shall be deemed to contain such sub-accounts as Lender may designate ("SUB-ACCOUNTS"), which may be maintained as separate ledger accounts and need not be separate Eligible Accounts. The Sub-Accounts shall include the following as more particularly described in the Cash Management Agreement and the Jekyll Island Cash Management Agreement.

                  (i) "DEBT SERVICE SUB-ACCOUNT" shall mean the Sub-Account of the Lock Box Account established for the purposes of reserving for payments of principal and interest and

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other amounts due under the Loan Documents (but without duplication of amounts covered under item (ii) below); and

                  (ii) "RESERVE SUB-ACCOUNTS" shall mean the Sub-Accounts of the Lock Box Account and of the Jekyll Island Lock Box Account established for the purpose of holding funds in the Reserves including: (a) the "Imposition and Insurance Reserve Sub-Account", (b) the "Hazardous Materials Remediation Reserve Sub-Account" (c) the "Capital Improvement Reserve Sub-Account"; (d) the "Cash Trap Reserve Sub-Account", (e) the "Jekyll Island Imposition and Insurance Reserve Sub-Account"; and (f) the "Jekyll Island Capital Improvement Reserve Sub-Account".

SECTION 7.2 APPLICATION OF FUNDS IN LOCK BOX ACCOUNT. Funds in the Lock Box Account shall be allocated to the Sub-Accounts or the other Accounts, if any, (or paid, as the case may be) in accordance with the Cash Management Agreement, and funds in the Jekyll Island Lock Box Account shall be allocated to Sub Accounts or the other Accounts, if any (or paid, as the case may be) in accordance with the Jekyll Island Cash Management Agreement.

SECTION 7.3 APPLICATION OF FUNDS AFTER EVENT OF DEFAULT. If any Event of Default shall occur and be continuing, then notwithstanding anything to the contrary in this Section or elsewhere, Lender shall have all rights and remedies available under applicable law and under the Loan Documents. Without limitation of the foregoing, for so long as an Event of Default exists, Lender may apply any and all funds in the Deposit Account, the Lock Box Account, the Jekyll Island Lock Box Account, and/or any Sub-Accounts against all or any portion of any of the Obligations, in any order.

SECTION 7.4 MORTGAGE LOAN LOCK BOX. If the lock box and cash management arrangements under the Mortgage Loan Documents in effect as of the Closing Date are terminated, or if the Mortgage Loan shall be repaid in full, while any portion of the Obligations remain outstanding, the Borrowers will immediately cause the Mortgage Borrowers to comply with the requirements of Section 6.8 and
Section 7.1 hereof. In addition, the Borrowers shall cause the Mortgage Borrowers to direct the Mortgage Lender to release all funds held in the Mortgage Loan Lock Box or any of the reserves established pursuant to the Mortgage Loan Cash Management Agreement, or the Mortgage Loan Documents, to be deposited with Lock Box Account Bank to be held in the applicable Reserves in accordance with the terms hereof and the Cash Management Agreement.

                                  ARTICLE VIII
                          DEFAULT, RIGHTS AND REMEDIES

SECTION 8.1       EVENT OF DEFAULT.

         "EVENT OF DEFAULT" shall mean the occurrence or existence of any one or more of the following:

         (A) SCHEDULED PAYMENTS. Failure of the Borrowers to pay any scheduled payment amount when the same is due under this Loan Agreement, the Note, or any other Loan Documents (whether such amount is interest, principal, Reserves, or otherwise), or to pay for any Insurance Policies required pursuant to Section 5.4 hereof; or

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         (B)      OTHER PAYMENTS. Failure of the Borrowers to pay any amount from time to time owing under this Loan Agreement, the Note, or any other Loan Documents (other than amounts subject to the preceding paragraph) within ten
(10) days after written notice to the Borrowers; or

         (C) BREACH OF REPORTING PROVISIONS. Failure of any Borrower Party to perform or comply with any term or condition contained in Section 5.1 which continues for a period of ten (10) days after written notice to the Borrowers (except that no notice or grace period shall be granted for any breach under Section 5.1(H)); or

         (D) BREACH OF PROVISIONS REGARDING INSURANCE, TRANSFERS, LIENS, SINGLE PURPOSE. Breach or default under any of Section 5.4, 5.12, 5.17, 5.18, 5.19, 5.20, Article IX, or Section 11.1 (provided that in the case of an involuntary Lien under Section 5.18 or 11.1, the same shall not constitute an Event of Default if within thirty (30) days after the filing thereof, the Borrowers shall either (i) cause the same to be removed of record, or (ii) provide to Lender security for the same in an amount and pursuant to terms both satisfactory to Lender in Lender's sole discretion; provided however that if (x) the default under Section 5.18 or 11.1 is capable of cure but with diligence cannot be cured within such period of thirty (30) days, (y) the Borrowers (or the applicable Borrower Party) has commenced the cure within such thirty (30) day period and has pursued such cure diligently, and (z) each Borrower delivers to Lender promptly following written demand (which demand may be made from time to time by Lender) evidence reasonably satisfactory to Lender of the foregoing, then such period shall be extended for so long as is reasonably necessary for the Borrowers in the exercise of due diligence to cure such default, but in no event beyond ninety (90) days after the original notice of default)); or

         (E) BREACH OF WARRANTY. Any representation, warranty, certification or other statement made by any Borrower, Guarantor or any Affiliate thereof in any Loan Document or in any statement or certificate at any time given in writing pursuant to or in connection with any Loan Document is false in any material respect as of the date made; or

         (F) OTHER DEFAULTS UNDER LOAN DOCUMENTS. A default shall occur in the performance of or compliance with any term contained in this Loan Agreement or the other Loan Documents and such default is not fully cured within thirty
(30) days after receipt by the Borrowers of written notice from Lender of such default (other than occurrences described in other provisions of this Section
8.1 for which a different grace or cure period is specified or which constitute immediate Events of Default); provided however that if (i) the default is capable of cure but with diligence cannot be cured within such period of thirty
(30) days, (ii) the Borrowers (or the applicable Borrower Party) has commenced the cure within such thirty (30) day period and has pursued such cure diligently, and (iii) each Borrower delivers to Lender promptly following written demand (which demand may be made from time to time by Lender) evidence reasonably satisfactory to Lender of the foregoing, then such period shall be extended for so long as is reasonably necessary for the Borrowers in the exercise of due diligence to cure such default, but in no event beyond one hundred and twenty (120) days after the original notice of default; or

         (G) INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (i) A court enters a decree or order for relief with respect to any Borrower Party, in an Involuntary Borrower Bankruptcy, which decree or order is not stayed or other similar relief is not granted under any

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applicable federal or state law unless dismissed within ninety (90) days; (ii)
the occurrence and continuance of any of the following events for ninety (90) days unless dismissed or discharged within such time: (x) an Involuntary Borrower Bankruptcy is commenced, (y) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Borrower Party or over all or a substantial part of its property, is entered, or (z) an interim receiver, trustee or other custodian is appointed without the consent of any Borrower Party, for all or a substantial part of the property of such Person; or

         (H) VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (i) An order for relief is entered with respect to any Borrower Party, or any such Person commences a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for any Borrower Party or for all or a substantial part of the property of any Borrower Party; (ii) any Borrower Party makes any assignment for the benefit of creditors; or (iii) the Board of Directors or other governing body of any Borrower Party adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this subsection 8.1(H); or

         (I) BANKRUPTCY INVOLVING OWNERSHIP INTERESTS OR PROPERTIES. Other than as described in either of Subsections 8.1(G) or 8.1(H), all or any portion of the Collateral becomes property of the estate or subject to the automatic stay in any case or proceeding under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect (provided that if the same occurs in the context of an involuntary proceedings, it shall not constitute an Event of Default if it is dismissed or discharged within ninety (90) days following its occurrence); or

         (J) SOLVENCY. Any Borrower Party ceases to be solvent or admits in writing its present or prospective inability to pay its debts as they become due; or

         (K) JUDGMENT AND ATTACHMENTS. Any lien, money judgment, writ or warrant of attachment, or similar process is entered or filed against any Borrower Party or any of its assets, which claim is not fully covered by insurance (other than with respect to the amount of commercially reasonable deductibles permitted hereunder), would have a Material Adverse Effect and remains undischarged, unvacated, unbonded or unstayed for a period of forty-five
(45) days; or

         (L) INJUNCTION. The Borrowers are enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of their business and such order continues for more than thirty (30) days; or

         (M) INVALIDITY OF LOAN DOCUMENTS. This Loan Agreement, any Pledge Agreement or any of the Loan Documents for any reason ceases to be in full force and effect or ceases to be a legally valid, binding and enforceable obligation of the Borrowers or any Lien securing the Obligations shall, in whole or in part, cease to be a perfected first priority Lien, subject to the Permitted Encumbrances (except in any of the foregoing cases in accordance with the terms hereof or under any other Loan Document) and the Borrowers do not take all actions requested

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by Lender to correct such defect within ten (10) days after the written request by Lender to take such action, or any Person under the control of the Borrowers or Guarantor who is a party thereto, other than Lender, denies that it has any further liability (as distinguished from denial of the existence of a Default or Event of Default) under any Loan Documents to which it is party, or gives notice to such effect; or

         (N) CROSS-DEFAULT WITH OTHER LOAN DOCUMENTS. A default beyond any applicable grace periods shall occur under any of the other Loan Documents; or

         (O)      DEFAULT UNDER MANAGEMENT AGREEMENTS OR FRANCHISE AGREEMENTS.
(i) An Uncured Franchise Default occurs; or (ii) any breach or default shall occur in the material obligations of the Mortgage Borrowers under any of the Management Agreements, and such breach or default either is of such a nature or continues for such a period of time beyond applicable notice and cure periods, if any, the Manager shall have the right to exercise material remedies as a consequence thereof; or

         (P) GROUND LEASE/MORTGAGED CONDOMINIUM PROPERTY. Any default by any of the Mortgage Borrowers beyond any applicable grace period shall occur under any Ground Lease or any Mortgaged Condominium Property Document or any actual or attempted surrender, termination, modification or amendment of any Ground Lease or any Mortgaged Condominium Property Document without Lender's prior written consent;

         (Q) MORTGAGE LOAN DOCUMENTS. Any "Event of Default" (as defined in the Mortgage Loan Agreement) or any other default beyond any applicable notice and grace period under the Mortgage Loan Documents shall occur, or

         (R) PRE-PETITION TAX LIABILITIES. Any failure of the Borrowers or the Mortgage Borrowers to pay the Pre-Petition Tax Liabilities as and when due and payable.

                  If more than one of the foregoing paragraphs shall describe the same condition or event, then Lender shall have the right to select which paragraph or paragraphs shall apply. In any such case, Lender shall have the right (but not the obligation) to designate the paragraph or paragraphs which provide for non-written notice (or for no notice) or for a shorter time to cure (or for no time to cure).

SECTION 8.2       ACCELERATION AND REMEDIES.

         (A) Upon the occurrence and during the continuance of any Event of Default described in any of Subsections 8.1(G), 8.1(H), or 8.1(I), the unpaid principal amount of and accrued interest and fees on the Loan and all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other requirements of any kind, all of which are hereby expressly waived by each Borrower Party. Upon and at any time after the occurrence of any other Event of Default, at the option of Lender, which may be exercised without notice or demand to anyone, all or any portion of the Loan and other Obligations shall immediately become due and payable.

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         (B)      Upon the occurrence and during the continuance of an Event of
Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against the Borrowers under this Loan Agreement or any of the other Loan Documents, or at law or in equity, may be exercised by Lender at any time and from time to time, whether or not all or any of the Obligations shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to the Properties. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, if an Event of Default is continuing (i) to the fullest extent permitted by law, Lender shall not be subject to any "one action" or "election of remedies" law or rule, and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Collateral and the Pledge Agreement have been foreclosed, sold and/or otherwise realized upon in satisfaction of the Obligations or the Obligations have been paid in full.

         (C) Lender shall have the right from time to time to partially foreclose upon the Collateral in any manner and for any amounts secured by the Collateral then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances: (i) in the event the Borrowers default beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose upon the Collateral to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose upon the Collateral to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by the Collateral as Lender may elect. Notwithstanding one or more partial foreclosures, the Collateral shall remain subject to the Pledge Agreement to secure payment of sums secured by the Collateral and not previously recovered.

         (D) During the continuance of an Event of Default, Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. The Borrowers shall execute and deliver to Lender from time to time, within ten (10) days after the request of Lender, a severance agreement and such other documents as Lender shall reasonably request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. The Borrowers hereby absolutely and irrevocably appoint Lender as their true and lawful attorney, coupled with an interest, in their name and stead to make and execute all documents reasonably necessary to effect the aforesaid severance if the Borrowers fail to do so within ten (10) days of Lender's written request, the Borrowers ratifying all that their said attorney shall do by virtue thereof.

         (E) Any amounts recovered from the Properties or any other collateral for the Loan after an Event of Default may be applied by Lender toward the payment of any interest and/or

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principal of the Loan and/or any other amounts due under the Loan Documents in such order, priority and proportions as Lender in its sole discretion shall determine.

         (F) The rights, powers and remedies of Lender under this Loan Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against the Borrowers pursuant to this Loan Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to the Borrowers shall not be construed to be a waiver of any subsequent Default or Event of Default by the Borrowers or to impair any remedy, right or power consequent thereon.

SECTION 8.3       PERFORMANCE BY LENDER.

         (A) Upon the occurrence and during the continuance of an Event of Default, if the Borrowers shall fail to perform, or cause to be performed, any material covenant, duty or agreement contained in any of the Loan Documents (subject to applicable notice and cure periods), Lender may perform or attempt to perform such covenant, duty or agreement on behalf of the Borrowers including making protective advances on behalf of any of the Borrowers, or, in its sole discretion, causing the obligations of any of the Borrowers to be satisfied with the proceeds of any Reserve. In such event, the Borrowers shall, at the request of Lender, promptly pay to Lender, or reimburse, as applicable, any of the Reserves, any actual amount reasonably expended or disbursed by Lender in such performance or attempted performance, together with interest thereon at the Default Rate (including reimbursement of any applicable Reserves), from the date of such expenditure or disbursement, until paid. Any amounts advanced or expended by Lender to perform or attempt to perform any such matter shall be added to and included within the indebtedness evidenced by the applicable Note and shall be secured by all of the Collateral securing the applicable Loan. Notwithstanding the foregoing, it is expressly agreed that Lender shall not have any liability or responsibility for the performance of any obligation of the Borrowers under this Loan Agreement or any other Loan Document, and it is further expressly agreed that no such performance by Lender shall cure any Event of Default hereunder.

         (B) The Borrowers, on behalf of the Mortgage Borrowers, hereby agree that Lender shall have the right to cure defaults by the Mortgage Borrowers under the Mortgage Loan Documents whenever, in Lender's reasonable judgment (after taking into consideration all cure periods provided to Lender under any intercreditor agreement with Mortgage Lender), the existence of such default by the Mortgage Borrowers is reasonably likely to have a material adverse affect on any Borrower, any Mortgage Borrower, the Collateral or any Property. Lender shall endeavor, in good faith, to notify the Borrowers prior to taking any such cure action, but shall have no liability to the Borrowers or the Mortgage Borrowers for failing to do so. From and after the occurrence of a default under the Mortgage Loan Documents, the Borrowers shall cooperate in all commercially reasonable respects with, and shall cause the Mortgage Borrowers to cooperate in all commercially reasonable respects with (and not to impede or interfere with in any respect), Lender's efforts to cure (or cause the cure of) all monetary and non-monetary

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defaults under the Mortgage Loan Documents, including, without limitation, causing the payment, removal or bonding over of all Liens, claims or judgments, or entering upon the Properties (or any portion thereof) to cure (or cause the cure of) any non-monetary default under the Mortgage Loan Documents. In addition, after the occurrence of a default under the Mortgage Loan Documents, the Borrowers agree that they will cause the Mortgage Borrowers to coordinate with Lender with respect to all communications (written or oral) with the Mortgage Lender (or any person or entity servicing the Mortgage Loan).

         (C) Any funds expended by or on behalf of Lender to effect a cure of the Mortgage Loan as contemplated in this Section shall constitute protective advances under the Loan. If Lender so elects to cure (or attempt to cure) any default under the Mortgage Loan, the amount of such expenditures made by or on behalf of Lender shall be added to the Obligations, shall accrue interest at the Default Rate, and shall be secured by the Collateral.

         (D) Lender may cease or suspend any and all performance required of Lender under the Loan Documents upon and at any time after the occurrence and during the continuance of any Event of Default.

SECTION 8.4 EVIDENCE OF COMPLIANCE. Promptly following request by Lender, the Borrowers shall provide such documents and instruments as shall be reasonably satisfactory to Lender to evidence compliance with any material provision of the Loan Documents applicable to the Borrowers.

                                   ARTICLE IX
               SINGLE-PURPOSE, BANKRUPTCY-REMOTE REPRESENTATIONS,
                            WARRANTIES AND COVENANTS

SECTION 9.1 APPLICABLE TO ALL BORROWERS. The Borrowers hereby represent, warrant and covenant as of the Closing Date and until such time as all Obligations are paid in full, that absent express advance written waiver from Lender, which may be withheld in Lender's sole discretion, that each Borrower:

         (A) does not own and will not own any assets other than, in the case of the Jekyll Island Borrowers, the Jekyll Island Property, and in the case of the other Borrowers, the Collateral (including incidental personal property necessary for the operation thereof and proceeds therefrom) or direct or indirect ownership interests in the Borrowers, and such other wholly owned subsidiaries of the Borrowers established solely for the purpose of holding liquor licenses with respect to one or more of the Properties or such incidental assets as are necessary to enable it to discharge its obligations with respect to the Borrowers (the "OWNERSHIP INTERESTS");

         (B) is not engaged and will not engage in any business, directly or indirectly, other than the ownership, management and operation of the Collateral, or the Ownership Interests;

         (C) will not enter into any contract or agreement with any partner, member, shareholder, trustee, beneficiary, principal or Affiliate of any Borrower or Member except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than such Affiliate;

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         (D)      has not incurred any debt that remains outstanding as of
Closing and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Obligations and (ii) Permitted Indebtedness;

         (E) has not made any loans or advances to any Person that remains outstanding as of Closing and will not make any loan or advances to any Person (including any of its Affiliates), and has not acquired and will not acquire obligations or securities of any of its Affiliates other than the other Borrower Parties;

         (F) is and reasonably expects to remain solvent and pay its own liabilities, indebtedness, and obligations of any kind from its own separate assets as the same shall become due other than the other Borrower Parties;

         (G) has done or caused to be done and will do all things necessary to preserve its existence, and will not, nor will any partner, member, shareholder, trustee, beneficiary, or principal amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, by-laws, articles of organization, operating agreement, or other organizational documents in any manner with respect to the matters set forth in this Article IX;

         (H) shall continuously maintain its existence and be qualified to do business in all states necessary to carry on its business;

         (I) will conduct and operate its business as presently contemplated with respect to the ownership of the Collateral;

         (J) will maintain books and records and bank accounts (other than bank accounts established hereunder) separate from those of its partners, members, shareholders, trustees, beneficiaries, principals, Affiliates, and any other Person and will maintain separate financial statements except that it may also be included in consolidated financial statements of its Affiliates;

         (K) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other Person (including any of its partners, members, shareholders, trustees, beneficiaries, principals and Affiliates, and any Affiliates of any of the same), and not as a department or division of any Person and will correct any known misunderstandings regarding its existence as a separate legal entity;

         (L)      will pay the salaries of its own employees, if any;

         (M) will allocate fairly and reasonably any overhead for shared office space;

         (N)      will use stationery, invoices and checks;

         (O) will file its own tax returns with respect to itself (or consolidated tax returns, if applicable) as may be required under applicable law;

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         (P)      reasonably expects to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

         (Q) will not seek, acquiesce in, or suffer or permit its liquidation, dissolution or winding up, in whole or in part;

         (R) will not enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock or beneficial ownership of, any Person;

         (S) will not commingle or permit to be commingled its funds or other assets with those of any other Person (other than, with respect to the Borrowers, each other Borrower);

         (T) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

         (U) does not and will not hold itself out to be responsible for the debts or obligations (other than the Obligations) of any other Person;

         (V) has not guaranteed or otherwise become liable in connection with any obligation of any other Person that remains outstanding, and will not guarantee or otherwise become liable on or in connection with any obligation (other than the Obligations) of any other Person that remains outstanding;

         (W) except for funds deposited into the Accounts in accordance with the Loan Documents, shall not hold title to its assets other than in its name; and

         (X) shall comply with all of the assumptions, statements, certifications, representations, warranties and covenants regarding or made by it contained in or appended to the nonconsolidation opinion delivered pursuant hereto.

SECTION 9.2 APPLICABLE TO THE BORROWERS AND MEMBER. In addition to their respective obligations under Section 9.1, each of the Borrowers and Member hereby represent, warrant and covenant as of the Closing Date and until such time as all Obligations are paid in full, that absent express advance written waiver from Lender, which may be withheld in Lender's sole discretion:

         (A) Each Member shall at all times act only as the sole member of the Borrowers with all of the rights, powers, obligations and liabilities thereof under the limited liability company operating agreement of such Borrower and shall take any and all actions and do any and all things necessary or appropriate to the accomplishment of the same and will engage in no other business;

         (B) No Borrower that is a limited liability company shall, without the prior written consent of Member (including the unanimous written consent of Member's board of directors including the Independent Directors or the unanimous written consent of such Borrower's board of managers including the Independent Directors), institute proceedings for itself to be adjudicated bankrupt or insolvent; consent to the institution of bankruptcy or insolvency

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proceedings against itself; file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for itself or a substantial part of its property; make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due;

         (C) Member shall not, without the unanimous vote of its board of directors including its Independent Directors, institute proceedings for itself or any Borrower, to be adjudicated bankrupt or insolvent; consent to the institution of a bankruptcy or insolvency proceeding against it or any Borrower; file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for itself or any Borrower; or a substantial part of its or the Borrowers' property; make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due;

         (D) Each Member that is a corporation shall each promptly elect and at all times maintain at least two (2) Independent Directors on its board of directors, who shall be selected by Member. Each Borrower that is a single member limited liability company shall promptly appoint and at all times maintain at least two (2) Independent Directors on its board of managers, who shall be selected by such Borrower;

         (E) The Borrowers that are corporations shall, without the prior unanimous written consent of its board of directors, including its two (2) Independent Directors (if required to have Independent Directors), institute proceedings for itself to be adjudicated bankrupt or insolvent; consent to the institution of bankruptcy or insolvency proceedings against it; file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for itself or a substantial part of its property; make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due; and

         (F) Each Borrower that is a corporation shall promptly elect and at all times maintain at least two (2) Independent Directors on its board of directors, who shall be selected by such Borrower.

                                   ARTICLE X
               RESTRUCTURING LOAN, SECONDARY MARKET TRANSACTIONS

SECTION 10.1 SECONDARY MARKET TRANSACTIONS GENERALLY. Lender shall have the right to engage in one or more Secondary Market Transactions with respect to the Loan, and to structure and restructure all or any part of the Loan, including without limitation in multiple tranches, as a wraparound loan, or for inclusion in a REMIC or other Securitization. Without limitation, Lender shall have the right, at Lender's sole cost (other than the Borrowers' internal costs and expenses and the costs and expenses of the Borrowers' counsel), to cause the Note and any Pledge Agreement to be split into one or more loans evidenced by multiple notes and secured by multiple pledge agreements in whatever proportion Lender determines, and thereafter to engage in Secondary Market Transactions with respect to all or any part of the indebtedness and loan

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documentation. Each of the Borrower Parties further acknowledge that additional structural modifications may be required to satisfy issues raised by any Rating Agencies. As used herein, "SECONDARY MARKET TRANSACTION" means any of (i) the sale, assignment, or other transfer of all or any portion of the Obligations or the Loan Documents or any interest therein to one or more investors, (ii) the sale, assignment, or other transfer of one or more participation interests in the Obligations or Loan Documents to one or more investors, (iii) the transfer or deposit of all or any portion of the Obligations or Loan Documents to or with one or more trusts or other entities which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or the right to receive income or proceeds therefrom or (iv) any other Securitization backed in whole or in part by the Loan or any interest therein.

SECTION 10.2 COOPERATION; LIMITATIONS. The Borrower Parties shall use all reasonable efforts and cooperate reasonably and in good faith with Lender in effecting up to three (3) such restructuring or Secondary Market Transactions at Lender's sole cost (other than, with respect to the first successful Secondary Market Transaction only, each Borrower's internal costs and expenses and the costs and expenses of the Borrowers' counsel). Such cooperation shall include without limitation, executing and delivering such reasonable amendments to the Loan Documents and the organizational documents of each Borrower as Lender or any Interested Party (as defined below) may request, provided however that, no such amendment shall modify (i) the weighted average interest rate payable under the Note (or notes); (ii) the stated maturity date of the Note, (iii) the amortization of the principal amount of the Note, (iv) any other material economic terms of the Obligations, (v) the non-recourse provisions of the Loan or (vi) any provision, the effect of which would increase the Borrowers' obligations or decrease the Borrowers' rights under the Loan Documents except to a de minimis extent. The Borrower Parties shall not be required to provide additional collateral to effect any such restructuring or Secondary Market Transaction after the Closing Date. The Borrower Parties shall not be required to pay any third party (other than with respect to the first successful Secondary Market Transaction only, the costs and expenses of the Borrowers' counsel) costs and expenses incurred by Lender in connection with any such Secondary Market Transaction unless otherwise expressly payable by the Borrower Parties under this Loan Agreement or the other Loan Documents.

SECTION 10.3 INFORMATION. The Borrower Parties, at Lender's cost and expense (other than each Borrower's internal costs and, with respect to the first successful Secondary Market Transaction only, expenses and the costs and expenses of the Borrowers' counsel), shall provide such access to personnel and such information and documents relating to the Borrower Parties, Manager, the Properties and Collateral and the business and operations of all of the foregoing and access to such opinions of counsel (including nonconsolidation opinions) as any Rating Agency may request or as Lender or any other Interested Party may reasonably request in connection with any such Secondary Market Transaction including, without limitation, updated financial information, appraisals, market studies, environmental reviews (Phase I's and, if appropriate, Phase II's), mold inspection, property condition reports and other due diligence investigations together with appropriate verification of such updated information and reports through letters of auditors and consultants and, as of the closing date of the Secondary Market Transaction, updated representations and warranties made in the Loan Documents and such additional representations and warranties as any Rating Agency may request or any purchaser, transferee, assignee, trustee, servicer or potential investor (the Rating Agencies and all of the

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foregoing parties, collectively, "INTERESTED PARTIES") may reasonably request, to the extent such updated representations and warranties are true. On or prior to the date of closing of any Secondary Market Transaction, the Borrowers, at Lender's cost and expense (other than each Borrower's internal costs and expenses and, with respect to the first successful Secondary Market Transaction only, the costs and expenses of the Borrowers' counsel), shall, if required by any Rating Agency or reasonably required by Lender, provide revisions or "bringdowns" to any opinions delivered at Closing (including nonconsolidation opinions), or if required by the Rating Agencies, new versions of such opinions, which opinions shall be consistent, in substance, with the opinions covered by the original opinions addressed to Lender, any trustee under any Securitization backed in whole or in part by the Loan, any Rating Agency that assigns a rating to any securities in connection therewith and any investor purchasing securities therein. Lender shall be permitted to share all such information with the investment banking firms, Rating Agencies, accounting firms, law firms, other third party advisory firms, potential investors, servicers and other service providers and other parties directly involved in any proposed Secondary Market Transaction. The Borrowers understand that any such information may be incorporated into any offering circular, prospectus, prospectus supplement, private placement memorandum or other offering documents for any Secondary Market Transaction. Lender and the Rating Agencies shall be entitled to rely upon such information. Without limiting the foregoing, the Borrowers and Guarantor shall each provide in connection with each of (i) a preliminary and a final private placement memorandum or (ii) a preliminary and final prospectus or prospectus supplement, as applicable (the documents referred to in the foregoing clauses (i) and (ii), collectively, the "DISCLOSURE DOCUMENTS"), an agreement reasonably satisfactory to the Borrowers and Guarantor certifying that the Borrowers and Guarantor have examined such Disclosure Documents specified by Lender and that the sections of such Disclosure Document describing the Borrowers, Guarantor, the Properties and Manager do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not materially misleading. The Borrowers and Guarantor shall each indemnify, defend, protect and hold harmless Lender, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MERRILL LYNCH"), and their respective Affiliates, directors, employees, agents and each Person, if any, who controls Lender, Merrill Lynch or any such Affiliate within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934, and any other placement agent or underwriter with respect to any Securitization or Secondary Market Transaction from and against any losses, claims, damages and liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Disclosure Document as to the Borrowers, Guarantor, Manager and the Properties or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such information or necessary in order to make the statements in such information not materially misleading; provided, however, the Borrowers shall not be required to indemnify Merrill Lynch for any liabilities arising out of untrue statements or omissions that were identified to Lender in writing or are set forth in any third party report not prepared by the Borrowers or their Affiliates unless such reports are caused to be incorrect or misleading based upon information provided by the Borrowers or their Affiliates. Lender may publicize the existence of the Obligations in connection with Lender's Secondary Market Transaction activities or otherwise.

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SECTION 10.4      ADDITIONAL PROVISIONS. In any Secondary Market Transaction,
Lender may transfer its obligations under this Loan Agreement and under the other Loan Documents (or may transfer the portion thereof corresponding to the transferred portion of the Obligations), and thereafter Lender shall be relieved of any obligations hereunder and under the other Loan Documents arising after the date of said transfer with respect to the transferred interest. Each transferee investor shall become a "Lender" hereunder.

                                   ARTICLE XI
           RESTRICTIONS ON LINES, TRANSFERS; ASSUMABILITY; RELEASE OF
                                   PROPERTIES

SECTION 11.1 RESTRICTIONS ON TRANSFER AND ENCUMBRANCE. Except for a Transfer or a Permitted Assumption expressly permitted under this Article XI, the Borrowers shall not cause or suffer to occur or exist, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, any sale, transfer, mortgage, pledge, Lien or encumbrance of (i) all or any part of the Collateral, the Jekyll Island Property, the Properties or any interest therein, or (ii) any direct or indirect ownership or beneficial interest in the Borrowers or the Mortgage Borrowers, irrespective of the number of tiers of ownership without Lender's consent.

SECTION 11.2      TRANSFERS OF BENEFICIAL INTERESTS IN THE BORROWERS.

         The following voluntary or involuntary sales, encumbrances, conveyances, transfers and pledges (each, a "TRANSFER") of a direct, indirect or beneficial interest in any Borrower shall be permitted without Lender's consent ("PERMITTED OWNERSHIP INTEREST TRANSFERS"):

         (A) A Transfer of no more than forty-nine percent (49%) of the direct or indirect ownership interests in such Borrower (in the aggregate), provided that, following such Transfer, Guarantor maintains control of such Borrower.

         (B) A Transfer or a series of Transfers that result in the proposed transferee, together with Affiliates of such transferee, owning in the aggregate (directly or indirectly) more than forty-nine percent (49%) of the economic and beneficial interests in such Borrower (where, prior to such Transfer, such proposed transferee and its Affiliates owned in the aggregate (directly or indirectly) forty-nine percent (49%) or less of such interests in that Borrower) and, provided that such Transfer shall not be a Permitted Ownership Interest Transfer unless Lender receives, prior to such Transfer, both
(x) evidence reasonably satisfactory to Lender (which shall include a legal non-consolidation opinion reasonably acceptable to Lender and the Rating Agencies) that the single purpose nature and bankruptcy remoteness of such Borrower (and its members and general partners, as applicable) following such Transfer or Transfers will be the same as prior to such Transfer or Transfers and (y) a Rating Agency Confirmation.

         (C) For so long as Guarantor's (or its successor's) stock is traded through the "over-the-counter market" or through any recognized stock exchange, any Transfer of all or any portion of the issued and outstanding capital stock of Guarantor, or the issuance of additional capital stock of Guarantor (including common or preferred shares) through the "over-the-counter market" or through any recognized stock exchange.

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                  For purposes of this Section 11.2, "control" shall have the meaning given thereto in the definition of "Affiliate" in Section 1.1 and a "change of control" of any Person shall include the Transfer of legal or equitable ownership interests in such Person which after giving effect to such Transfer results in any transferee or pledgee of such interests holding more than a 49% legal or equitable ownership interest or security interest in such Person.

SECTION 11.3      ASSUMABILITY.

         (A) The Borrowers shall have the right to request that Lender consent to (i) a transfer of all of the Collateral to another Person (the "TRANSFEREE BORROWER") and the assumption by the Transferee Borrower of all of the Borrowers' obligations under the Loan Documents, (ii) replacement of Guarantor with new guarantors and indemnitors who shall assume all of the obligations of the Guarantors arising from and after such date and release of the Borrowers and Guarantor from obligations arising after such date and (iii) the replacement of the Mortgage Borrowers with new owners of the Properties, all in connection with an assumption completed in accordance with Section 11.3 of the Mortgage Loan Agreement (collectively, an "ASSUMPTION"), subject to the conditions set forth in paragraph (C) and (D) of this Section. Together with such written application, the Borrowers will pay to Lender the reasonable review fee of $10,000. The Borrowers also shall pay on demand all of the reasonable out-of-pocket costs and expenses incurred by Lender, including reasonable attorneys' fees and expenses, and the fees and expenses of Rating Agencies, if any, and other outside entities, in connection with considering any proposed Transfer and Assumption, whether or not the same is permitted or occurs.

         (B) Lender shall not withhold its consent to an Assumption (any such Assumption consented to by Lender, a "PERMITTED ASSUMPTION" provided and upon the conditions that:

                  (i) No Event of Default shall have occurred and be continuing at the time of such Assumption;

                  (ii) The Borrowers shall have submitted to Lender true, correct and complete copies of any and all information and documents reasonably requested by Lender concerning the Transferee Borrower, replacement guarantors and indemnitors and all of such information and documents shall be reasonably acceptable to Lender;

                  (iii) Evidence reasonably satisfactory to Lender shall have been provided showing that the Transferee Borrower and such of its Affiliates as shall reasonably be designated by Lender comply and will comply with Article IX, as those provisions may be modified by Lender taking into account the ownership structure of Transferee Borrower and its Affiliates;

                  (iv) The Borrowers shall have obtained (and delivered to Lender) a Rating Confirmation with respect to the Assumption, the Transferee Borrower, the new guarantors and indemnitors and all related transactions;

                  (v) The Borrowers shall have paid all of Lender's reasonable out-of-pocket costs and expenses in connection with considering the Assumption, and shall have paid the amount reasonably requested by Lender as a deposit against Lender's reasonable costs and expenses in connection with effecting the Assumption;

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                  (vi)     The Borrowers, the Transferee Borrower, and the
replacement guarantors and indemnitors shall have indicated in writing in form and substance reasonably satisfactory to Lender their readiness and ability to satisfy the conditions set forth in Subsection (C) below;

                  (vii) (a) The Transferee Borrower shall be a Permitted Transferee or an Affiliate of a Permitted Transferee or (b) the identity, experience and financial condition of the Transferee Borrower shall otherwise be satisfactory to Lender in its sole discretion; and

                  (viii) The identity and financial condition of the replacement guarantors and indemnitors shall be satisfactory to Lender.

         (C) If Lender consents to the proposed Assumption, the Transferee Borrower and/or the Borrowers, as the case may be, shall promptly and as a condition to the Assumption deliver the following to Lender:

                  (i) The Borrowers, Transferee Borrower, the original and replacement guarantors and indemnitors shall execute and deliver any and all documents reasonably required by Lender to evidence the Transfer and Assumption of the Loan, in form and substance reasonably required by Lender and similar to those received at Closing;

                  (ii) Counsel to the Transferee Borrower and replacement guarantors and indemnitors shall deliver to Lender opinions in form and substance reasonably satisfactory to Lender as to such matters as Lender shall reasonably require in connection with such Assumption, which may include opinions as to substantially the same matters as were required in connection with the origination of the Loan including, without limitation, bankruptcy non-consolidation opinion;

                  (iii) The Borrowers shall cause to be delivered to Lender, an endorsement (relating to the change in the identity of the Borrowers and execution and delivery of the Assumption documents) to Lender's policy of title insurance in form and substance acceptable to Lender, in Lender's reasonable discretion; and

         (D) The Borrowers shall deliver to Lender a payment in the amount of all remaining unpaid reasonable costs incurred by Lender in connection with the Assumption, including but not limited to, Lender's reasonable attorneys' fees and expenses, all recording fees, and all fees payable to the title company in connection with the Transfer and Assumption.

SECTION 11.4 RELEASE OF COLLATERAL. On one or more occasions, Lender shall permit the Borrowers to cause the Mortgage Borrowers to transfer a Property and the Borrowers may obtain the release of a portion of the Collateral, other than the Jekyll Island Mortgage (each, a "COLLATERAL RELEASE") relating only to the Borrowers' direct or indirect interest in the Property that is the subject of a Property Release completed in accordance with Section 11.4 of the Mortgage Loan Agreement, simultaneous with such Property Release subject to the satisfaction of the following conditions:

         (A)      Lender shall have received from the Borrowers at least fifteen
(15) days prior written notice of the date proposed for such release (the "RELEASE DATE") which notice is revocable;

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         (B)      No Event of Default shall have occurred and be continuing as of the date of such notice and the Release Date;

         (C) Lender shall have received on the date proposed for such Collateral Release the Mezzanine Lender's Percentage of the Release Price for the Property that is the subject of the Property Release (the " COLLATERAL RELEASE PRICE") it being agreed that, following satisfaction of the Mortgage Loan the entire Release Price shall be paid to Lender and applied to the payment of the Obligations.

         (D) The Borrowers at their sole cost and expense, shall have delivered to Lender, one or more endorsements to the Title Policies insuring that, after giving effect to such Collateral Release, (i) the Liens insured under the Title Policies are first priority Liens on the remaining Collateral, and (ii) that the Title Policies remain in full force and effect and unaffected by such Collateral Release;

         (E) Immediately following any Collateral Release both the Debt Service Coverage Ratio and the Debt Yield (based upon a trailing twelve (12) month period) shall be equal to or greater than the Debt Service Coverage Ratio and the Debt Yield in effect immediately prior to the Collateral Release (based upon a trailing twelve (12) month period); and

         (F) The Borrowers shall pay all reasonable out-of-pocket costs and expenses (including, without limitation, title search costs and endorsement premiums and reasonable attorney's fees and disbursements) incurred by Lender, Servicer, and any custodian employed by Lender or Servicer, in connection with the Collateral Release.

Upon satisfaction of the above conditions, Lender shall effectuate the following: the security interest of Lender in and to that portion of the Collateral and the other Loan Documents relating to the Released Property shall be released and Lender will execute and deliver any agreements reasonably requested by the Borrowers to effectuate such release. The Borrowers each acknowledge that they have, in most cases, pledged equity interests in multiple Mortgage Borrowers and that, in several cases, the Mortgage Borrowers own more than one Property. Accordingly, the Borrowers acknowledge that, until such time as all Properties owned by a particular Mortgage Borrower have been released, the Collateral relating to such Mortgage Borrower shall not be released and, notwithstanding that no Collateral Release shall have occurred (until the last Property owned by such Mortgage Borrower is being released), a condition to the Borrower permitting any Mortgage Borrower to obtain any Property Release shall be the payment to Lender of the applicable Collateral Release Price and satisfaction of the other conditions set forth in this Section 11.4.

         (G) CONVERSION/RELEASE. Provided no Event of Default shall have occurred and be continuing, the Borrowers may allow a Conversion (as such term is defined in the Mortgage Loan Agreement) pursuant to the terms of Section 11.5 of the Mortgage Loan Agreement.

SECTION 11.5 RELEASE OF THE JEKYLL ISLAND PROPERTY. The Borrowers may obtain the release (a "JEKYLL ISLAND RELEASE") of the Jekyll Island Property from the Lien of the Jekyll Island Mortgage in connection with (x) a sale of the Jekyll Island Property to one or more Persons which are not Related Persons of the Borrowers or Guarantor, (y) a Release necessary to prevent

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an Uncured Franchise Default, or (z) a Release necessary to enable the Borrowers to comply with the restrictions set forth in Section 5.13(D), and prepayment of all or a portion of the Loan subject to the conditions of the Note and subject to the satisfaction of the following conditions:

         (A)      Lender shall have received from the Borrowers at least fifteen
(15) days prior written notice of the date proposed for such release (the "JEKYLL ISLAND RELEASE DATE") which notice is revocable;

         (B) No Event of Default shall have occurred and be continuing as of the date of such notice and the Jekyll Island Release Date;

         (C) Lender shall have received from the Borrowers on the date proposed for such Release, a Release Price calculated in accordance with the definition of Release Price in the Mortgage Loan Agreement as if the Jekyll Island Property were a "Property" under the Mortgage Loan Agreement (the "JEKYLL ISLAND RELEASE PRICE"), for deposit into the Jekyll Island Lock Box Account and disbursement in accordance with the terms of the Jekyll Island Cash Management Agreement;

         (D) Immediately following such Jekyll Island Release both the Debt Service Coverage Ratio and the Debt Yield (based upon a trailing twelve (12) month period) shall be equal to or greater than the Debt Service Coverage Ratio and the Debt Yield in effect immediately prior to the Jekyll Island Release (based upon a trailing twelve (12) month period);

         (E) The Borrowers shall pay all reasonable out-of-pocket costs and expenses (including, without limitation, title search costs and endorsement premiums and reasonable attorney's fees and disbursements) incurred by Lender, Servicer, and any custodian employed by Lender or Servicer, in connection with the Jekyll Island Release; and

         (F) Immediately following such Jekyll Island Release, the Jekyll Island Property will be owned by a Person other than the Borrowers or Related Persons of the Borrowers or Guarantors.

Upon satisfaction of the above conditions, Lender shall effectuate the following: the security interest of Lender under the Jekyll Island Mortgage and other Loan Documents relating to the Jekyll Island Property shall be released and Lender will execute and deliver any agreements reasonably requested by the Borrowers to release and terminate or reassign, at the Borrowers' option, the Jekyll Island Mortgage, the applicable Assignment of Leases, and financing statements as to the Jekyll Island Property; provided, that such release and termination or reassignment shall be without recourse to Lender and without any representation or warranty except that Lender shall be deemed to have represented that such release and termination or reassignment has been duly authorized and that it has not assigned or encumbered the Jekyll Island Mortgage or the other Loan Documents relating to the Jekyll Island Property (except as contemplated hereby) and Lender shall return the originals of any Loan Documents that relate solely to the Jekyll Island Property to the Borrowers; provided, further, that upon the release and termination or reassignment of Lender's security interest in the Jekyll Island Mortgage, all references herein to the Jekyll Island Mortgage shall be deemed deleted, except as otherwise provided herein with respect to indemnities.

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SECTION 11.6      SALE OF BUILDING EQUIPMENT. Notwithstanding anything to the contrary contained herein, provided no Event of Default exists, the Borrowers may permit the Mortgage Borrowers to and the Jekyll Island Borrower may transfer or dispose of building equipment which is being replaced or which is no longer necessary in connection with the operation of the Properties, provided that such transfer or disposal will not have a Material Adverse Effect on the value of any individual Property or on the Properties taken as a whole, will not materially impair the utility of any individual Property or on the Properties, taken as a whole, and will not result in a reduction or abatement of, or right of offset against, the rents payable under any Lease, in either case as a result thereof.

SECTION 11.7 IMMATERIAL TRANSFERS AND EASEMENTS, ETC. Notwithstanding anything to the contrary contained herein, provided no Event of Default exists, the Borrowers may permit the Mortgage Borrowers to and the Jekyll Island Borrower may, without the consent of Lender, (i) make immaterial transfers of portions of the Properties to Governmental Authorities for dedication for public use, and (ii) grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for access, water and sewer lines, telephone and telegraph lines, electric lines or other utilities or for other similar purposes, provided that no such transfer, conveyance or encumbrance set forth in the foregoing clauses (i) and (ii) shall materially impair the utility and operation of the Properties or have a Material Adverse Effect on the value of the Properties taken as a whole.

                                   ARTICLE XII
                        RECOURSE; LIMITATIONS ON RECOURSE

SECTION 12.1 LIMITATIONS ON RECOURSE. Subject to the provisions of this Article, and notwithstanding any provision of the Loan Documents other than this Article, the personal liability of the Borrowers to pay any and all Obligations including but not limited to the principal of and interest on the debt evidenced by the Note and any other agreement evidencing the Borrowers' obligations under the Note shall be limited to (i) the Collateral and (ii) the rents, profits, issues, products and income of the Collateral, received or collected by or on behalf of the Borrowers or any Borrower Party after an Event of Default.

Notwithstanding anything to the contrary in this Loan Agreement, the Pledge Agreement or any of the Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the file amount of the Obligations secured by the Collateral or to require that all collateral shall continue to secure a of the Obligations owing to Lender in accordance with the Loan Documents.

SECTION 12.2 PARTIAL RECOURSE. Notwithstanding Section 12.1, the Borrowers (but not their members, partners, employees, shareholders agents, directors or officers (the "EXCULPATED PARTIES")) and Guarantor shall be personally liable to the extent of any liability, loss, damage, cost or expense (including, without limitation, attorneys' fees and expenses) suffered or incurred by Lender resulting from any and all of the following: (i) fraud of any of the Borrower Parties or their agents or employees; (ii) any material misrepresentation made by the Borrowers or any Borrower Party in this Loan Agreement or any other Loan Document; (iii) insurance proceeds, condemnation awards, or other sums or payments attributable to the Properties which are not

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applied in accordance with the provisions of the Loan Documents; (iv) all rents, profits, issues, products and income of the Properties and the Jekyll Island Property received or collected by or on behalf of the Borrowers or any Borrower Party or Manager and not deposited into the Deposit Account in accordance with
Article VII and the Cash Management Agreement or the Jekyll Island Cash Management Agreement; (v) failure to turn over to Lender or Mortgage Lender, after an Event of Default, or misappropriation of any tenant security deposits or rents collected in advance (other than by Mortgage Lender, the servicer of the Mortgage Loan, Lender or Servicer); (vi) failure to notify Lender of any change in the principal place of business address of the Borrowers or of any change in the name of any Borrower or if any Borrower takes any other action which could make the information set forth in the Financing Statements relating to the Loan materially misleading; (vii) failure by any Borrower, any general partner or managing member of such Borrower, or any indemnitor or guarantor to comply with the covenants, obligations, liabilities, warranties and representations contained in the Environmental Indemnity or otherwise pertaining to environmental matters; (viii) material waste; (ix) all liabilities and expenses under the indemnification provisions of Section 10.3; (x) any uncured default under Section 11.1; (xi) any material uncured default under Article IX; and (xii) any distributions made in violation of Section 5.28 (to the extent of any such distribution) including amounts improperly paid or distributed, directly or indirectly, by Manager in circumvention of such restrictions. Notwithstanding the preceding sentence, the Loan shall be fully recourse to the Borrowers and Guarantor (but, with respect to Guarantor only, not in excess of ten percent (10%) of the original principal balance of the Loan) upon the happening of any of the following: (i) any Borrower Party's defense of any such collection efforts following maturity of the Loan or acceleration of the Loan on account of an Event of Default under Section 8.1(A), or any other defense of any collection efforts without a good faith basis following any other Event of Default), and (ii) any condition or event described in any of Subsections
8.1(G), 8.1(H), or 8.1(I) (except that the Borrowers and Guarantor shall not be liable under this Section 12.2 in connection with any Involuntary Borrower Bankruptcy unless such involuntary proceeding is solicited, procured, consented to or acquiesced in by any Borrower, Guarantor or any Related Person of either of them.

SECTION 12.3 MISCELLANEOUS. No provision of this Article shall (i) affect the enforcement of the Environmental Indemnity, the Guaranty or any guaranty or similar agreement executed in connection with the Loan, (ii) release or reduce the debt evidenced by the Note, (iii) impair the lien of any of the Pledge Agreement or any other security document, (iv) impair the rights of Lender to enforce any provisions of the Loan Documents, or (v) limit Lender's ability to obtain a deficiency judgment or judgment on the Note or otherwise against any Borrower Party but not any Exculpated Party to the extent necessary to obtain any amount for which such Borrower Party may be liable in accordance with this Article or any other Loan Document.

                                  ARTICLE XIII
                 WAIVERS OF DEFENSES OF GUARANTORS AND SURETIES

SECTION 13.1 WAIVERS. To the extent that any Borrower (in this Article, a "WAIVING PARTY") is deemed for any reason to be a guarantor or surety of or for any other Borrower Party or Affiliate or to have rights or obligations in the nature of the rights or obligations of a guarantor or surety (whether by reason of execution of a guaranty, provision of security for the obligations of another, or otherwise) then this Article shall apply. This Article shall not affect the rights of the

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Waiving Party other than to waive or limit rights and defenses that Waiving
Party would have (i) in its capacity as a guarantor or surety or (ii) in its capacity as one having rights or obligations in the nature of a guarantor or surety.

         Waiving Party hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of any of the other Borrower Parties, protest or notice with respect to any of the obligations of any of the other Borrower Parties, setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance, the benefits of all statutes of limitation, and all other demands whatsoever (and shall not require that the same be made on any of the other Borrower Parties as a condition precedent to the obligations of Waiving Party), and covenants that the Loan Documents will not be discharged, except by complete payment and performance of the obligations evidenced and secured thereby, except only as limited by the express contractual provisions of the Loan Documents. Waiving Party further waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the obligations of any of the other Borrower Parties to Lender is due, notices of any and all proceedings to collect from any of the other Borrower Parties or any endorser or any other guarantor of all or any part of their obligations, or from any other person or entity, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Lender to secure payment of all or any part of the obligations of any of the other Borrower Parties.

         Except only to the extent provided otherwise in the express contractual provisions of the Loan Documents, Waiving Party hereby agrees that all of its obligations under the Loan Documents shall remain in full force and effect, without defense, offset or counterclaim of any kind, notwithstanding that any right of Waiving Party against any of the other Borrower Parties or defense of Waiving Party against Lender may be impaired, destroyed, or otherwise affected by reason of any action or inaction on the part of Lender. Waiving Party waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, may have destroyed the Waiving Party's rights of subrogation and reimbursement against the other Borrower Parties.

         Lender is hereby authorized, without notice or demand, from time to time, (a) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the obligations of any of the other Borrower Parties; (b) to accept partial payments on all or any part of the obligations of any of the other Borrower Parties; (c) to take and hold security or collateral for the payment of all or any part of the obligations of any of the other Borrower Parties; (d) to exchange, enforce, waive and release any such security or collateral for such obligations; (e) to apply such security or collateral and direct the order or manner of sale thereof as in its discretion it may determine; (f) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of such obligations and any security or collateral for such obligations. Any of the foregoing may be done in any manner, and Waiving Party agrees that the same shall not affect or impair the obligations of Waiving Party under the Loan Documents.

         Waiving Party hereby assumes responsibility for keeping itself informed of the financial condition of all of the other Borrower Parties and any and all endorsers and/or other guarantors of all or any part of the obligations of the other Borrower Parties, and of all other circumstances bearing upon the risk of nonpayment of such obligations, and Waiving Party hereby agrees that Lender shall have no duty to advise Waiving Party of information known to it regarding such condition or any such circumstances.

         Waiving Party agrees that neither Lender nor any person or entity acting for or on behalf of Lender shall be under any obligation to marshal any assets in favor of Waiving Party or against or in payment of any or all of the obligations secured hereby. Waiving Party further agrees that, to the extent that any of the other Borrower Parties or any other guarantor of all or any part of the obligations of the other Borrower Parties makes a payment or payments to Lender, or Lender receives any proceeds of collateral for any of the obligations of the other Borrower Parties, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid or refunded, then, to the extent of such payment or repayment, the part of such obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

         Waiving Party (i) shall have no right of subrogation with respect to the obligations of the other Borrower Parties; (ii) waives any right to enforce any remedy that Lender now has or may hereafter have against any of the other Borrower Parties any endorser or any guarantor of all or any part of such obligations or any other person; and (iii) waives any benefit of, and any right to participate in, any security or collateral given to Lender to secure the payment or performance of all or any part of such obligations or any other liability of the other parties to Lender.

         Waiving Party agrees that any and all claims that it may have against any of the other Borrower Parties, any endorser or any other guarantor of all or any part of the obligations of the other Borrower Parties, or against any of their respective properties, shall be subordinate and subject in right of payment to the prior payment in full of all obligations secured hereby. Notwithstanding any right of any of the Waiving Party to ask, demand, sue for, take or receive any payment from the other Borrower Parties, all rights, liens and security interests of Waiving Party, whether now or hereafter arising and howsoever existing, in any assets of any of the other Borrower Parties (whether constituting part of the security or collateral given to Lender to secure payment of all or any part of the obligations of the other Borrower Parties or otherwise) shall be and hereby are subordinated to the rights of Lender in those assets.

                                   ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.1 EXPENSES AND ATTORNEYS' FEES. Whether or not the transactions contemplated hereby shall be consummated, the Borrowers agree to promptly pay all reasonable fees, costs and expenses incurred by Lender in connection with any matters contemplated by or arising out of this Loan Agreement, including the following, and all such fees, costs and expenses shall be part of the Obligations, payable on demand: (A) reasonable fees, costs and expenses (including reasonable attorneys' fees, and other professionals retained by Lender) incurred in connection with the examination, review, due diligence investigation, documentation and closing of the financing arrangements evidenced by the Loan Documents; (B) subject to Section 10.2, reasonable fees, costs and expenses (including reasonable attorneys' fees and other professionals retained by Lender) incurred in connection with the administration of the Loan Documents and the Loan and any amendments, modifications and waivers relating thereto; (C) subject to Section 10.2, reasonable fees, costs and expenses (including reasonable attorneys' fees) incurred in connection with the review, documentation, negotiation, closing and administration of any subordination or intercreditor agreements; and (D) reasonable fees, costs and expenses (including attorneys' fees and fees of other professionals retained by Lender) incurred in any action to enforce or interpret this Loan Agreement or the other Loan Documents or to collect any payments due from the Borrowers under this Loan Agreement, the Note or any other Loan Document or incurred in connection with any refinancing or restructuring of the credit arrangements provided under this Loan Agreement, whether in the nature of a workout" or in connection with any insolvency or bankruptcy proceedings or otherwise, Any costs and expenses due and payable to Lender after the Closing Date may be paid to Lender pursuant to the Cash Management Agreement.

SECTION 14.2 INDEMNITY. In addition to the payment of expenses as required elsewhere herein, whether or not the transactions contemplated hereby shall be consummated, the Borrowers agree to indemnify, defend, protect, pay and hold Lender, Servicer and their successors and assigns (including, without limitation, the trustee and/or the trust under any trust agreement executed in connection with any Securitization backed in whole or in part by the Loan and any other Person which may hereafter be the holder of the Note or any interest therein), and the officers, directors, stockholders, partners, members, employees, agents, Affiliates and attorneys of Lender and such successors and assigns (collectively called the "INDEMNITEES") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, Tax Liabilities, broker's or finders fees, reasonable costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of outside counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that are imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of (A) the negotiation, execution, delivery, performance, administration, ownership, or enforcement of any of the Loan Documents; (B) any of the transactions contemplated by the Loan Documents, (C) any breach by the Borrowers of any material representation, warranty, covenant, or other agreement contained in any of the Loan Documents;
(D) Lender's agreement to make the Loan hereunder, (E) any claim brought by any third party arising out of any condition or occurrence at or pertaining to the Properties; (F) any design, construction, operation, repair, maintenance, use, non-use or condition of the Properties or Improvements, including claims or penalties arising from violation of any applicable laws or insurance requirements, as well as any claim based on any patent or latent defect, whether or not discoverable by Lender; (G) any performance of any labor or services or the furnishing of any materials or other property in respect of the Properties, the Collateral, or any part thereof; (H) any contest referred to in Section 5.3(B) hereof, (I) any obligation or undertaking relating to the performance or discharge of any of the terms, covenants and conditions of the landlord contained in the Leases, or (J) the use or intended use of the proceeds of any of the Loan (the foregoing liabilities herein collectively referred to as the "INDEMNIFIED LIABILITIES"); provide that the Borrowers shall not have an obligation to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the fraud, gross negligence or willful misconduct of such Indemnitee as determined by a court of competent jurisdiction. The obligations and liabilities of the Borrowers under this Section 14.2 shall survive the term of the Loan and the exercise by Lender of any of its rights or remedies under the Loan Documents, including the acquisition of the Properties by foreclosure or a conveyance in lieu of foreclosure.

SECTION 14.3 AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Loan Agreement, the Note or any other Loan Document, or consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and any other party to be charged. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrowers in any case shall entitle the Borrowers or other Person to any other or further notice or demand in similar or other circumstances.

SECTION 14.4 RETENTION OF THE BORROWERS' DOCUMENTS. Lender may, in accordance with Lender's customary practices, destroy or otherwise dispose of all documents, schedules, invoices or other papers, delivered by the Borrowers to Lender (other than the Note) unless the Borrowers request in writing that same be returned. Upon such request and at the Borrowers' expense, Lender shall return such papers when Lender's actual or anticipated need for same has terminated.

SECTION 14.5 NOTICES. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing and addressed to the respective party as set forth below. Notices shall be effective (i) three (3) days after the date such notice is mailed, (ii) on the next Business Day if sent by a nationally recognized overnight courier service, (iii) on the date of delivery by personal delivery and (iv) on the date of transmission if sent by telefax during business hours on a Business Day (otherwise on the next Business Day).

Notices shall be addressed as follows:

If to the Borrowers or any Borrower Party:

c/o Lodgian
3445 Peachtree Road NE
Suite 700
Atlanta, Georgia 30326
Attention: General Counsel
Facsimile: (404) 364-0088

With a copy to:

Cadwalader Wickersham & Taft
100 Maiden Lane
New York, New York 10038
Attention: Robert F. McDonough
Facsimile: (212) 504-6666

If to Lender:

c/o Merrill Lynch & Co.
4 World Financial Center
New York, New York 10080
Attention: Steve Glassman
Facsimile: (212) 738-1013

and

Attention: John Katz
Facsimile: (212) 449-8094

With a copy to:

Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York 10019
Attn: Alan S. Weil, Esq.
Facsimile: (212) 839-5599

Any party may change the address at which it is to receive notices to another address in the United States at which business is conducted (and not a post-office box or other similar receptacle), by giving notice of such change of address in accordance with the foregoing. This provision shall not invalidate or impose additional requirements for the delivery or effectiveness of any notice
(i) given in accordance with applicable statutes or rules of court, or (ii) by service of process in accordance with applicable law. If there is any assignment or transfer of Lender's interest in the Loan, then the new Lenders may give notice to the parties in accordance with this Section, specifying the addresses at which the new Lenders shall receive notice, and they shall be entitled to notice at such address in accordance with this Section.

SECTION 14.6 SURVIVAL OF WARRANTIES AND CERTAIN AGREEMENTS. All agreements, representations and warranties made herein shall survive the execution and delivery of this Loan Agreement, the making of the Loan hereunder and the execution and delivery of the Note. Notwithstanding anything in this Loan Agreement or implied by law to the contrary, the agreements of Borrower Parties to indemnify or release Lender or Persons related to Lender, or to pay Lender's costs, expenses, or taxes shall survive the payment of the Loan and the termination of this Loan Agreement.

SECTION 14.7 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder or under the Note or any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Loan Agreement, the Note and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 14.8 MARSHALING; PAYMENTS SET ASIDE. Lender shall not be under any obligation to marshal any assets in favor of any Person or against or in payment of any or all of the Obligations. To the extent that any Person makes a payment or payments to Lender, or Lender enforces its remedies or exercises its rights of set off, and such payment or payments or the proceeds of such enforcement or set off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, if any, and rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set off had not occurred.

SECTION 14.9 SEVERABILITY. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Loan Agreement, the Note or other Loan Documents shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Loan Agreement, the Note or other Loan Documents or of such provision or obligation in any other jurisdiction.

SECTION 14.10 HEADINGS. Section and subsection headings in this Loan Agreement are included herein for convenience of reference only and shall not constitute a part of this Loan Agreement for any other purpose or be given any substantive effect.

SECTION 14.11 APPLICABLE LAW. THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS WERE NEGOTIATED IN THE STATE OF NEW YORK, AND EXECUTED AND DELIVERED IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN WERE DISBURSED FROM NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

SECTION 14.12 SUCCESSORS AND ASSIGNS. This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that the Borrowers may not assign their rights or obligations hereunder or under any of the other Loan Documents except as expressly provided in Article XI.

SECTION 14.13 SOPHISTICATED PARTIES, REASONABLE TERMS, NO FIDUCIARY RELATIONSHIP. The Borrowers represent, warrant and acknowledge that (i) they are sophisticated real estate investors, familiar with transactions of this kind, and (ii) they have entered into this Loan Agreement and the other Loan Documents after conducting their own assessment of the alternatives available to them in the market, and after lengthy negotiations in which they have been represented by legal counsel of their choice. The Borrowers also acknowledge and agree that the rights of Lender under this Loan Agreement and the other Loan Documents are reasonable and appropriate, taking into consideration all of the facts and circumstances including without limitation the quantity of the Loan, the nature of the Properties, and the risks incurred by Lender in this transaction. No provision in this Loan Agreement or in any of the other Loan Documents and no course of dealing between the parties shall be deemed to create (i) any partnership or joint venture between Lender and the Borrowers or any other Person, or (ii) any fiduciary or similar duty by Lender to the Borrowers or any other Person. The relationship between Lender and the Borrowers is exclusively the relationship of a creditor and a debtor, and all relationships between Lender and any other Borrowers are ancillary to such creditor/debtor relationship.

SECTION 14.14 REASONABLENESS OF DETERMINATIONS. In any instance where any consent, approval, determination or other action by Lender is, pursuant to the Loan Documents or applicable law, required to be done reasonably or required not to be unreasonably withheld, then Lender's action shall be presumed to be reasonable, and the Borrowers shall bear the burden of proof of showing that the same was not reasonable. In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where, by law or under this Loan Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, neither Lender nor its agents shall be liable for any monetary damages, and the Borrowers' sole remedy shall be limited to commencing an action seeking injunctive relief or declaratory judgment. Any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

SECTION 14.15 LIMITATION OF LIABILITY. Neither Lender, nor any Affiliate, officer, director, employee, attorney, or agent of Lender, shall have any liability with respect to, and each of the Borrowers hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower Parties in connection with, arising out of, or in any way related to, this Loan Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Loan Agreement or any of the other Loan Documents, other than the gross negligence or willful misconduct of Lender. Each of the Borrowers hereby waives, releases, and agrees not to sue Lender or any of Lender's Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Loan Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Loan Agreement or any of the transactions contemplated hereby, except to the extent the same is caused by the gross negligence or willful misconduct of Lender.

SECTION 14.16 NO DUTY. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by Lender shall have the right to act exclusively in the interest of Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any of the Borrowers or Affiliates thereof, or any other Person.

SECTION 14.17 ENTIRE AGREEMENT. This Loan Agreement, the Note, and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties to the Loan Documents.

SECTION 14.18 CONSTRUCTION; SUPREMACY OF LOAN AGREEMENT. The Borrowers and Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Loan Agreement and the other Loan Documents with its legal counsel and that this Loan Agreement and the other Loan Documents shall be construed as if jointly drafted by the Borrowers and Lender. If any term, condition or provision of this Loan Agreement shall be inconsistent with any term, condition or provision of any other Loan Document, then this Loan Agreement shall control.

SECTION 14.19 CONSENT TO JURISDICTION. EACH OF THE BORROWERS HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK OR WITHIN THE COUNTY AND STATE IN WHICH THE COLLATERAL IS LOCATED AND IRREVOCABLY AGREES THAT, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE BORROWERS ACCEPTS FOR ITSELF AND IN CONNECTION WITH THE COLLATERAL, GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE NOTE, SUCH OTHER LOAN DOCUMENTS OR SUCH OBLIGATION. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 14.20 WAIVER OF JURY TRIAL. EACH OF THE BORROWERS AND LENDER HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LOAN AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN ANY BORROWER PARTY AND LENDER RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. EACH OF THE BORROWER PARTIES AND LENDER ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF IT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE BORROWERS AND LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS LOAN AGREEMENT, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS LOAN AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN

THE FUTURE. EACH OF THE BORROWERS AND LENDER FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LOAN AGREEMENT, THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN. IN THE EVENT OF LITIGATION, THIS LOAN AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 14.21 COUNTERPARTS; EFFECTIVENESS. This Loan Agreement and other Loan Documents and any amendments or supplements thereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Loan Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

SECTION 14.22 SERVICER. Lender shall have the right from time to time to designate and appoint a Servicer and special servicer, and to change or replace any Servicer or special servicer. Provided that the Borrowers have been notified of such Servicer's role, all rights of the Lender hereunder may be exercised by Servicer on behalf of Lender and provided the Borrowers shall not be required to deal with more than one such servicing entity at any time. Lender shall notify the Borrowers in writing as to the identity of the Servicer and any special servicer.

SECTION 14.23 OBLIGATIONS OF BORROWER PARTIES. The Borrower Parties other than the Borrowers are parties to this Loan Agreement only with regard to the representations, warranties, and covenants specifically applicable to them.

SECTION 14.24 ADDITIONAL INSPECTIONS; REPORTS. Notwithstanding anything contained in this Loan Agreement to the contrary, if for any reason whatsoever Lender suspects that any conditions exist or may exist at any Property which might have a Material Adverse Effect, Lender shall have the right, at the Borrowers' sole reasonable cost and expense, to cause such inspections and reports to be prepared and performed with respect to any Property as Lender shall reasonably determine.

                        [signatures follow on next page]

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Loan Agreement as of the date first written above.

                                         BORROWERS:

                                         IMPAC HOTEL GROUP MEZZANINE, LLC,
                                         a Delaware limited liability company

                                         By: /s/ Daniel E. Ellis
                                            -------------------------
                                            Name:  Daniel E. Ellis
                                            Title: Vice President and Secretary

                                         SERVICO OPERATIONS MEZZANINE, LLC,
                                         a Delaware limited liability company

                                         By: /s/ Daniel E. Ellis
                                            -------------------------
                                            Name:  Daniel E. Ellis
                                            Title: Vice President and Secretary

                                         LODGIAN FINANCING MEZZANINE, LLC,
                                         a Delaware limited liability company

                                         By: /s/ Daniel E. Ellis
                                            -------------------------
                                            Name:  Daniel E. Ellis
                                            Title: Vice President and Secretary

                                         ISLAND MOTEL ENTERPRISES, INC., a
                                         Georgia corporation,

                                         By: /s/ Daniel E. Ellis
                                            -------------------------
                                            Name:  Daniel E. Ellis
                                            Title: Vice President and Secretary

                                         PENMOCO, INC., a Michigan corporation,

                                         By: /s/ Daniel E. Ellis
                                            -------------------------
                                            Name:  Daniel E. Ellis
                                            Title: Vice President and Secretary

                                         LENDER:

                                         MERRILL LYNCH MORTGAGE LENDING,
                                         INC.

                                         By: /s/ Steve Glassman
                                            ---------------------------
                                            Name: Steve Glassman
                                            Title: Authorised Signatory

                                    EXHIBIT A

Lodgian: ALA Schedule

---------------------------------------------------------------------------------------------------------------
                                                                                              ALA
                                                                                  -----------------------------
                                                                                   ALLOCATED        AGGREGATE
                                                                                     LOAN           ALLOCATED
No.           Hotel                       Location            State    Rms          AMOUNT         LOAN AMOUNT
---------------------------------------------------------------------------------------------------------------
1     Holiday Inn                Baltimore - Inner Harbor      MD        375      $ 5,996,630      $ 23,359,709
2     Crowne Plaza               Albany                        NY        384      $ 4,484,074      $ 17,467,585
3     Holiday Inn                Silver Spring                 MD        231      $ 4,297,237      $ 16,739,769
4     Holiday Inn                Baltimore - BWI Airport       MD        259      $ 4,179,470      $ 16,281,009
5     Crowne Plaza               Houston                       TX        291      $ 3,816,038      $ 14,865,269
6     Courtyard by Marriott      Atlanta                       GA        181      $ 3,429,508      $ 13,359,555
7     Holiday Inn                Lansing                       MI        244      $ 2,398,652      $  9,343,883
8     Doubletree Club            Philadelphia                  PA        282      $ 2,334,203      $  9,092,823
9     Holiday Inn Select         Dallas (DFW Airport)          TX        189      $ 2,180,593      $  8,494,440
10    Hilton                     Troy (Northfield)             MI        191      $ 2,055,200      $  8,005,977
11    Hilton                     Columbia                      MD        152      $ 1,998,877      $  7,786,570
12    Residence Inn              Dedham                        MA        219      $ 1,817,161      $  7,078,700
13    Holiday Inn Select         Strongsville                  OH        304      $ 1,817,161      $  7,078,700
14    Crowne Plaza               West Palm Beach               FL         81      $ 1,817,161      $  7,078,700
15    Holiday Inn                Rolling Meadows               IL        420      $ 1,708,131      $  6,653,978
16    Countyard by Marriott      Bentonville                   AR        392      $ 1,453,729      $  5,662,960
17    Holiday Inn                St. Louis North               MO         90      $ 1,453,729      $  5,662,960
18    Holiday Inn Select         Niagara Falls                 NY        397      $ 1,362,871      $  5,309,025
19    Holiday Inn                Greentree                     PA        200      $ 1,308,356      $  5,096,664
20    Crowne Plaza               Cedar Rapids                  IA        275      $ 1,308,356      $  5,096,664
21    Holiday Inn                Jekyl Island                  GA        199      $ 1,296,496      $  1,296,496
22    Holiday Inn                Towson (Cromwell Bridge)      MD        139      $ 1,272,013      $  4,955,090
23    Holiday Inn                Arden Hills/St. Paul          MN        156      $ 1,253,841      $  4,884,303
24    Holiday Inn                Winter Haven                  FL        228      $ 1,235,669      $  4,813,516
25    Residence Inn              Little Rock                   AR         96      $ 1,162,983      $  4,530,368
26    Courtyard by Marriott      Abilene                       TX         99      $ 1,072,125      $  4,176,433
27    Hampton Inn                Pensacola                     FL        124      $ 1,064,166      $  4,145,430
28    Courtyard by Marriott      Paducah                       KY        100      $ 1,035,782      $  4,034,859
29    Holiday Inn SunSpree       Myrtle Beach                  SC        133      $ 1,017,610      $  3,964,072
30    Holiday Inn                Austin                        TX        210      $   981,267      $  3,822,498
31    Holiday Inn                Jamestown                     NY        146      $   981,267      $  3,822,498
32    Holiday Inn                Glen Bumie                    MD        127      $   963,095      $  3,751,711
33    Holiday Inn                Frederick                     MD        158      $   926,752      $  3,610,137
34    Holiday Inn                Lancaster                     PA        189      $   926,752      $  3,610,137
35    Holiday Inn                Pensacola (University Mall)   FL        152      $   908,580      $  3,539,350
36    Fairfield Inn              Valdosta                      GA        108      $   908,580      $  3,539,350
37    Holiday Inn                Sheffield                     AL        201      $   781,379      $  3,043,841
38    Hurstbourne Hotel          Louisville                    KY        398      $   709,444      $  2,763,620
39    Holiday Inn                Brunswick                     GA        126      $   708,693      $  2,760,693
40    Courtyard by Marriott      Florence                      KY         78      $   690,521      $  2,689,906
41    Quality Hotel              Metairie                      LA        205      $   672,349      $  2,619,119
42    Holiday Inn                York                          PA        100      $   672,349      $  2,619,119
43    Holiday Inn                Valdosta                      GA        167      $   599,663      $  2,335,971
44    Holiday Inn                East Hartford                 CT        130      $   599,663      $  2,335,971
45    Hampton Inn                Dothan                        AL        113      $   564,322      $  2,198,299
46    Holiday Inn Express        Pensacola                     FL        214      $   563,320      $  2,194,397
47    French Quarter Suites      Memphis                       TN        105      $   523,637      $  2,039,815
48    Holiday Inn                Pittsburgh (Pkwy East)        PA        180      $   490,633      $  1,911,249
49    Four Points                Niagara Falls                 NY        189      $   454,290      $  1,769,675
50    Holiday Inn                Baltimore West (Belmont)      MD        135      $   436,119      $  1,698,888
51    Holiday Inn Express        Gadsden                       AL        141      $   436,119      $  1,698,888
52    Holiday Inn                Marietta (hotel & suites)     GA        196      $   399,775      $  1,557,314
53    Holiday Inn Select         Dallas (Mkt Center)           TX        246      $   363,432      $  1,415,740
54    Clarion                    Charleston                    SC        197      $   308,917      $  1,203,379
55    Holiday Inn                Grand Island                  NY        261      $   236,231      $    920,231
56    Holiday Inn                Dothan                        AL        102      $   236,231      $    920,231

                                  Total (Excluding Windsor)           11,005      $78,671,201      $302,707,526

                                    EXHIBIT B

                              MANAGEMENT AGREEMENTS

                                    Exhibit B

                              MANAGEMENT AGREEMENTS

1. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Albany Hotel, Inc. as owner, re:
         Crowne Plaza, Albany, NY.

2. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and AMI Operating Partners, L.P., as owner, re: Holiday Inn, East Hartford, CT.

3. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and AMI Operating Partners, L.P., as owner, re: Holiday Inn, Fredrick, MD.

4. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and AMI Operating Partners, L.P., as owner, re: Holiday Inn, Cromwell Bridge, MD.

5. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and AMI Operating Partners, L.P., as owner, re: Holiday Inn, Belmont, MD.

6. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and AMI Operating Partners, L.P., as owner, re: Holiday Inn, York, PA.

7. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Apico Hills, Inc., as owner, re:
         Holiday Inn, Pittsburgh, PA.

8. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Apico Inns of Green Tree, Inc., as owner, re: Holiday Inn Green Tree, Pittsburgh, PA.

9. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Brunswick Motel Enterprises, Inc., as owner, re: Holiday Inn, Brunswick, GA.

10. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Dedham Lodging Associates I, Limited Partnership, as owner, re: Residence Inn, Dedham, MA.

11. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Dothan Hospitality 3053, Inc., as owner, re: Holiday Inn, Dothan, AL.

12. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Dothan Hospitality 3071, Inc., as owner, re: Hampton Inn, Dothan, AL.

13. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Gadsden Hospitality, Inc., as owner, re: Holiday Inn Express, Gadsden, AL.

14. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Courtyard by Marriott, Atlanta, GA.

15. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Courtyard by Marriott, Abilene TX.

16. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Courtyard by Marriott, Florence, KY.

17. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Courtyard by Marriott, Bentonville, AR.

18. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         DoubleTree Club, Philadelphia, PA.

19. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         The Hurtsbourne Hotel, Louisville, KY.

20. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Fairfield Inn, Valdosta, GA.

21. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Holiday Inn, Valdosta, GA.

22. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Holiday Inn Select, Dallas/Fort Worth Airport, TX.

23. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Holiday Inn, North St. Louis, MO.

24. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Holiday Inn, Surfside Beach, SC.

25. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Holiday Inn Select Strongsville OH.

26. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Holiday Inn Suites, Marietta, GA.

27. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Courtyard by Marriott, Paducah, KY.

28. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Little Rock Lodging Associates I, Limited Partnership, as owner, re: Residence Inn, Little Rock, AR.

29. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Lodgian AMI, Inc., as owner, re:
         Holiday Inn, Inner Harbor, Baltimore, MD.

30. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Lodgian AMI, Inc., as owner, re:
         Holiday Inn, Glen Burnie, MD.

31. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Lodgian AMI, Inc., as owner, re:
         Holiday Inn, BWI Airport, Baltimore, MD.

32. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Lodgian AMI, Inc., as owner, re:
         Holiday Inn, Lancaster, PA.

33. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Minneapolis Motel Enterprises, Inc., as owner, re: Holiday Inn, St. Paul, MN.

34. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and NH Motel Enterprises, Inc., as owner, re: Hilton Norfield, Troy, MI.

35. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Cedar Rapids, Inc., as owner, re: Crowne Plaza, Cedar Rapids, IA.

36. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Centre Associates, Ltd., as owner, re: Crowne Plaza, West Palm Beach, FL.

37. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Grand Island, Inc., as owner, re: Holiday Inn, Grand Island, NY.

38. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Jamestown, Inc., as owner, re: Holiday Inn, Jamestown, NY.

39. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Lansing, Inc., as owner, re:
         Holiday Inn, Lansing, MI.

40. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Maryland, Inc., as owner, re:
         Holiday Inn, Silver Springs, MD.

41. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Metairie, Inc., as owner, re:
         Quality Hotel, Metaire, LA.

42. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico New York, Inc., as owner, re:
         Holiday Inn Select, Niagara Falls, NY.

43. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Niagara Falls, as owner, re:
         Four Points Sheraton, Niagara Falls, NY.

44. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Northwoods, Inc., as owner, re: Clarion Hotel, Charleston, SC.

45. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Pensacola 7200, Inc., as owner, re: Holiday Inn, Pensacola, FL.

46. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Pensacola 7330, Inc., as owner, re: Hampton Inn, Pensacola, FL.

47. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Pensacola, Inc., as owner, re: Holiday Inn Express, Pensacola, FL.

48. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Rolling Meadows, Inc., as owner, re: Holiday Inn, Rolling Meadows, IL.

49. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Winter Haven, Inc., as owner, re: Holiday Inn, Winter Haven, FL.

50. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Sheffield Motel Enterprises, Inc., as owner, re: Holiday Inn, Sheffield, AL.

51. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Austin, Inc., as owner, re:
         Holiday Inn, Austin, TX.

52. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Columbia, Inc., as owner, re:
         Hilton, Columbia, MD.

53. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Houston, Inc., as owner, re:
         Crowne Plaza, Houston, TX.

54. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Market Center, Inc., as owner, re: Holiday Inn, Dallas, TX.

55. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Lodgian Memphis Property Owner, LLC, as owner, re: French Quarter Suites, Memphis, TN.

56. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Penmoco, Inc. and Island Motel Enterprises, Inc., as owner, re: Holiday Inn, Jekyll Island, GA.

                                    EXHIBIT C

                                   PROPERTIES

                                    Exhibit C

                                    EXHIBIT C

LODGIAN

     CHAIN/NAME                   CITY            ST                ADDRESS                   CITY/ST/ZIP
     ----------                   ----            --                -------                   -----------
Hampton Inn               Dothan                  AL        3071 Ross Clark Circle     Dothan, AL 36301
Holiday Inn West          Dothan                  AL        3053 Ross Clark            Dothan, AL 36301
Holiday Inn Express       Gadsden                 AL        801 Cleveland Ave.         Gadsden, AL 35954
Holiday Inn               Sheffield               AL        4900 Hatch Blvd.           Sheffield, AL 35660
Courtyard by Marriott     Bentonville             AR        1001 McClain Rd.           Bentonville, AR 72712
Residence Inn             Little Rock             AR        1401 S. Shackleford Rd.    Little Rock, AR 72211
Holiday Inn               East Hartford           CT        363 Roberts St.            E. Hartford, CT 06108
Hampton Inn               Pensacola               FL        7330 Plantation Rd.        Pensacola, FL 32504
Holiday Inn Express       Pensacola               FL        6501 Pensacola Blvd.       Pensacola, FL 32505
Holiday Inn               Pensacola               FL        7200 Plantation Rd.        Pensacola, FL 32504
                          (University Mall)
Crowne Plaza              West Palm Beach         FL        1601 Belvedere Rd.         West Palm Beach, FL 33406
Holiday Inn               Winter Haven            FL        1150 3rd St., SW           Winter Haven, FL 33880
Courtyard by Marriott     Atlanta                 GA        3332 Peachtree Rd.         Atlanta, GA 30326
Holiday Inn               Brunswick               GA        5252 New Jesup Hwy         Brunswick, GA 31525
Holiday Inn               Marietta (hotel &       GA        2265 Kingston Ct.          Marietta, GA 30067
                          suites)
Fairfield Inn             Valdosta                GA        1311 St. Augustine Rd.     Valdosta, GA 31601
Holiday Inn               Valdosta                GA        1309 St. Augustine Rd.     Valdosta, GA 31601
Crowne Plaza              Cedar Rapids            IA        350 1st Ave, NE            Cedar Rapids, IA 52401
Holiday Inn               Rolling Meadows         IL        3405 Algonquin Rd.         Rolling Meadows, IL 60008

Courtyard by Marriott     Florence                KY        46 Cavalier Blvd.          Florence, KY 41042
Hurstbourne Hotel         Louisville              KY        9700 Blue Grass Parkway    Louisville, KY 40299

Courtyard by Marriott     Paducah                 KY        3835 Technology Dr.        Paducah, KY 42001
Quality Hotel             Metairie                LA        2261 N. Causeway Blvd.     Metairie, LA 70001
Residence Inn             Dedham                  MA        259 Elm St.                Dedham, MA 02026
Holiday Inn               Baltimore - BWI         MD        890 Elkridge Landing Rd.   Linthicum Heights, MD
                          Airport                                                      21090
Holiday Inn               Baltimore West          MD        1800 Belmont Ave.          Baltimore, MD 21244
                          (Belmont)
Holiday Inn               Baltimore, Inn Harbor   MD        301 W. Lombard St.         Baltimore, MD 21201
Hilton                    Columbia                MD        5485 Twin Knolls Rd.       Columbia, MD 21045
Holiday Inn               Frederick               MD        999 W. Patrick St.         Frederick, MD 21702
Holiday Inn               Glen Burnie             MD        6323 Governor Ritchie      Glen Burnie, MD 21061
                                                            Hwy
Holiday Inn               Silver Spring           MD        8777 Georgia Ave.          Silver Spring, MD 20910
Holiday Inn               Towson (Cromwell        MD        1100 Cromwell Bridge Rd.   Towson, MD 21286
                          Bridge)
Holiday Inn               Lansing                 MI        7501 W. Saginaw Hwy        Lansing, MI 48917
Hilton                    Troy (Northfield)       MI        5500 Crooks Rd.            Troy, MI 48098

                                    EXHIBIT C

Holiday Inn               Arden Hills/St. Paul    MN        1201 West Country Rd. E    St. Paul, MN 55112

Holiday Inn               St. Louis North         MO        4545 N. Lindbergh Blvd.    St. Louis, MO 63044
Crowne Plaza              Albany                  NY        Ten Eyck Plaza             Albany, NY 12207
Holiday Inn               Grand Island            NY        100 Whitehaven Rd.         Grand Island, NY 14072
Holiday Inn               Jamestown               NY        150 W. 4th St.             Jamestown, NY 14701
Four Points               Niagara Falls           NY        114 Buffalo Ave.           Niagara Falls, NY 14303
Holiday Inn Select        Niagara Falls           NY        300 Third St.              Niagara Falls, NY 14303
Holiday Inn Select        Strongsville            OH        15471 Royalton Rd.         Strongsville, OH 44136
Holiday Inn Select        Windsor                 ONT       1855 Huron Church Road     Canada N9C 2L6

Holiday Inn               Greentree               PA        401 Holiday Drive          Pittsburgh, PA 15220
Holiday Inn               Lancaster               PA        521 Greenfield Rd.         Lancaster, PA 17601
Doubletree Club           Philadelphia            PA        9461 Roosevelt Blvd.       Philadelphia, PA 19114
Holiday Inn               Pittsburgh (Pkwy East)  PA        915 Brinton Rd.            Pittsburgh, PA 15221
Holiday Inn               York                    PA        334 Arsenal Rd.            York, PA 17402
Clarion                   North Charleston        SC        7401 Northwoods Blvd.      Charleston, SC 29406
Holiday Inn SunSpree      Myrtle Beach            SC        1601 N. Ocean Blvd.        Surfside Beach, SC 29575

French Quarter Suites     Memphis                 TN        2144 Madison Ave.          Memphis, TN 38104

Courtyard by Marriott     Abilene                 TX        4350 Ridgemont Dr.         Abilene, TX 79606
Holiday Inn               Austin                  TX        3401 South I-35            Austin, TX 78741
Holiday Inn Select        Dallas (DFW Airport)    TX        4441 Hwy 114 & Esters      Irving, TX 75063
                                                            Blvd.
Holiday Inn               Dallas (Mkt Center)     TX        1955 Market Center         Dallas, TX 75207
                                                            Blvd.
Crowne Plaza              Houston                 TX        12801 NW Freeway US 290    Houston, TX 77040

                                    EXHIBIT D

                           PROPERTY IMPROVEMENT PLANS

CLARION HOTEL CHARLESTON, SC
HILTON HOTEL TROY (NORTHFIELD), MI
HILTON HOTEL COLUMBIA, MD
DOUBLETREE CLUB HOTEL PHILADELPHIA, PA
HOLIDAY INN SHEFFIELD, AL
HOLIDAY INN JEKYLL ISLAND, GA

                            PROPERTY IMPROVEMENT PLAN

                                  CLARION HOTEL
                                 CHARLESTON, SC

                                                                           SC237
                                                                   CLARION HOTEL

                                 ADDENDUM NO. 1

         The Franchise Agreement ("Agreement") of even date between Choice Hotels International. Inc., a Delaware corporation ("we" or "us") and SERVICO NORTHWOODS INC., a Florida corporation, TOM GRYBOSKI, Individually, jointly and severally ("you") is amended by the following:

         1. You agree to make the following changes and additions to upgrade the Hotel to meet our standards or to cure existing deficiencies before entering the CLARION HOTEL System, BUT IN NO EVENT LATER THAN SEPTEMBER 15, 2000. You may not use the proprietary marks until we authorize you to do so.

(a) replace informational/ directional signage package

(b) provide minimally 4 Guest Privileges "upgrade" type rooms.

(c) install towel rack at all guest bath room vanity's

(d) replace all damaged guest bath room ceiling grids and tiles in atrium rooms.

(e) install Clarion Sleeper by SERTA bedding in 50% of guest rooms.

(f) replace all guest room door signage, numbers, to a more contemporary design

(g) paint guest room entry doors

(h) install a microwave oven in all Clarion Class Leisure rooms.

(i) install refrigerators in all Clarion Leisure and Business Class rooms. All refrigerators are to be placed in enclosed cabinet.

(j) renovate and equip no less than 20% of available room inventory as Clarion Class Leisure Rooms.

(k) renovate and equip no less than 35% of available room inventory as Clarion Class Business rooms. These must include the Class One Business Station per the Clarion rules & regulations.

(l) replace damaged luggage carts

(m) replace all desk chairs not meeting Clarion minimum specifications. Desk chairs must have a fully upholstered seat and back

(n) repaint all damaged restaurant and lounge furniture (in Atrium)

(o) paint all railings (interior and exterior)

(p) install full sized irons and ironing boards in all guestrooms

(q) install a hair dryer (minimum heat output of 1500 watts) in all guestrooms

(r) install telephone data ports in all guest rooms

Addendum No. 1
Page 2

(s) install required furniture at pool, to include, but not limited to umbrella tables with chairs, chaise lounges and suntan lounges per the Clarion minimum specifications.

(t) repair pool fence and gate(s). Pool gates must be self closing and self locking.

(u) replace damaged wall vinyl in atrium/ lobby. Paint damaged area as needed.

(v) replace stained/ damaged ceiling tile in all public bathrooms.

(w) replace damaged/ stained ceiling tile in public corridors. Restore acoustic spray where lacking.

(x) replace damaged windows in atrium/ lobby.

(y) clean all walkways and driveway (under porte-cochere) thoroughly.

         2. You agree to make the following changes and additions to upgrade the Hotel to meet our standards or to cure existing deficiencies in accordance with the CLARION HOTEL Rules and Regulations after entering the System in accordance with the following schedule:

By December 1, 2001

(a) install new Clarion Sleeper by Serta bed sets in all remaining guestrooms

(b) replace guest bath room tile floors with ceramic tile of at least 2 square inches.

(c) replace all television sets with 25", swivel mounted remote control television sets

(d)      replace wall vinyl in all guest rooms and guest bath rooms.

By December 31, 2001

(e) enclose closets in guest rooms per requirements of the Clarion rules and regulations.

(f)      install window sheers in all guest rooms.

(g) modify and equip an area to comply with all requirements of the Clarion BIZNET business center. It is strongly recommended that guests have access to this area 24 hours per day.

(h)      replace all wall vinyl in interior (atrium) hallways

(i)      recondition both elevator cabs by renovating ceiling, walls and floor.

(j)      replace damaged lobby entrance doors.

         3. You acknowledge and agree that the changes and additions stated in paragraphs 1 and 2 are in addition to your continuing obligation to comply with the Rules and Regulations under paragraph 6.a. of the Franchise Agreement.

Addendum No. 1
Page 3

         4. You represent and warrant to us that you are not party to any contract that would conflict with this Agreement. If the Hotel is presently operated under a franchise agreement with another franchisor, this Agreement is contingent on you furnishing verification satisfactory to us within thirty (30) days, but in any event before entering the System, evidencing your right to terminate the other franchise. Furthermore, you agree to defend, indemnify and hold us harmless against any claims, losses, or liabilities that may be asserted against us by the other franchisor arising out of or related to the termination of the other franchise, including tortious interference with contractual relations or similar claims.

         5. The secondary name "Airport" may be used so long as the Hotel is located within five (5) miles of the airport, you provide or have arranged transportation to and from the airport upon guest demand (this service does not need to be complimentary) and you must have a direct-dial telephone in the terminal of the airport. In the event any of the aforementioned requirements have not been met or cease to be met, the Hotel will not be authorized to use the secondary name.

         6. We agree that you may use the secondary name of airport. Your property will now be referred to as "CLARION HOTEL Airport". Please bear in mind that our approval of this secondary marketing name does not grant you a contractual right to use this name indefinitely. If the circumstances, market conditions, or our criteria change, we reserve the right to revoke our approval of this secondary name at a later date.

         7. Subject to the provisions of paragraph 8 below, paragraph 4(b) of the Agreement thereto are hereby replaced by the following:

                  (a)      "You must pay to Us a monthly Royalty Fee as follows:

                           beginning on the Opening Date, a sum equal to 3.13% of the Gross Room Revenues for each month.

                  (b) "You must pay to Us a monthly Marketing Fee as follows:

                           beginning on the Opening Date, a sum equal to 0.83% of the Gross Room Revenues for each month.

         We may increase the Marketing Fee for increases in inflation or costs of advertising, publicity, public relations or marketing so long as any the increases apply to all or most of the U.S. hotels in the System unless we get your approval to a greater amount.

                  (c) "You must pay to Us a monthly Reservations Fee as follows:

                           beginning on the Opening Date, sum equal to 1.04% of the Gross Room Revenues for each month.

         We may increase the Reservations Fee for increases in our cost of providing the reservations system so long as any the increases apply to all or most of the U.S. hotels in the System unless we get your approval to a greater amount

Addendum No. 1
Page 4

         8. The modifications referred to in paragraph 7 above are made upon the express conditions that you permit no material default of your obligations in this Agreement (including any Addenda thereto) to continue for more than 30 days or, after the Opening Date, that you not receive a failing Quality Assurance Review score in any of the categories which are scored (i.e., Housekeeping, Mandatory or Maintenance & Capital Improvements). "Material default" includes non payment of any fees or other monies required to be paid by this Agreement. In the event either of the aforementioned deficiencies shall occur, the modification(s) referred to in paragraph 7 shall thereafter automatically become null and void and shall not be reinstated even if the conditions are subsequently removed and paragraph 4(b) of the Agreement thereto shall be reinstated. Such modification is exclusive to you and is not transferable to any other party.

         9. Notwithstanding anything to the contrary contained in paragraph 10 of the Agreement, if the Hotel is sold to a bona fide purchaser and the purchaser does not enter into a Franchise Agreement with us for the Hotel or does not assume this Agreement, the amount of liquidated damages shall not exceed $25,000 so long as liquidated damages and all fees accruing under the Agreement are paid in certified funds within 30 days from the sale of the Hotel.

         10. Notwithstanding anything contained in paragraph 9(b) of the Agreement, you may transfer a direct or indirect interest in the Hotel or in this Agreement to a limited liability company, a corporation or a partnership formed within 60 months of the date of this Agreement without payment of any affiliation fee, if:

                  (a)      You send us prior written notice of the transfer,

                  (b)      You are not in default under this Agreement;

                  (c) You execute and deliver to us a general release of all claims you have against us;

                  (d) You will own a majority of the beneficial interest in the limited liability company, corporation or partnership after the transfer;

                  (e) You agree that you are not relieved of your obligation under this Agreement unless we specifically release you in writing;

                  (f) Your successor assumes, in a writing that we accept, your obligations under this Agreement;

                  (g) Your successor submits evidence to us that it owns the Hotel; and

                  (h) We approve of the transfer after a credit and legal review.

         11. Notwithstanding anything to the contrary, if we approve and enter into 2 additional franchise agreements with you for NE069-CLHO (Omaha) and IA078-QIIN (Council Bluffs) by September 10, 2000, then the Affiliation Fee pursuant to paragraph 4(a) of this Agreement will be $25,000, the discounted fees contained in paragraph 7 of Addendum No. 1 will be in effect and liquidated damages pursuant to paragraph 9 of Addendum No. 1 will be in effect. The additional franchise agreements will be entitled to the same discounted fees in this Agreement. If we do not approve and enter into the 2 additional franchise agreements with you pursuant to this paragraph, then the affiliation fee will be $40,000 and you must pay the balance according to the terms of the attached Promissory Note that you will execute, and the modification(s) referred to in paragraphs 7 and 9 shall thereafter automatically become null and void and paragraph 4(b) of the Agreement shall be reinstated if we do execute the 2 additional franchise agreements with you, then we will waive the terms of the Promissory Note.

                         (SEE NEXT PAGE FOR SIGNATURES)

Addendum No. 1
Page 5

IN WITNESS WHEREOF, you and we have signed this Addendum to the Franchise Agreement.

ATTEST:                          CHOICE HOTELS INTERNATIONAL, INC.,
                                 A Delaware corporation

____________________________     By: ___________________________________ L.S.
Name:  Kevin M. Rooney           Name:  Michael J. DeSantis
Title: Assistant Secretary       Title: Senior Vice President

                                 SERVICO NORTHWOODS INC., a Florida corporation, TOM GRYBOSKI, Individually, jointly and severally

Witness:                         SERVICO NORTHWOODS INC., a Florida corporation

____________________________     By: ___________________________________ L.S.
Name:                            Name:  Karyn M. Gutierrez
Title:                           Title: President

                                 Date: _______________________

Witness:                         TOM GRYBOSKI, Individually

____________________________     _______________________________________ L.S.
Name:

                                 Date: _______________________

Witness:

                                 By: ___________________________________ L.S.
____________________________     Name:
Name:                            Title:
Title:

                                 Date: _______________________

Witness:

____________________________     By: ___________________________________ L.S.
Name:                            Name:
Title:                           Title:

                                 Date: _______________________

                            PROPERTY IMPROVEMENT PLAN

                                  HILTON HOTEL
                              TROY (NORTHFIELD), MI

                                   PRELIMINARY
                           PRODUCT IMPROVEMENT REPORT

                       HILTON HOTEL DETROIT NORTHFIELD, MI

                     CONDUCTED ON: 7/15/02. BY C. ENGELHARDT

THE IMPROVEMENTS IDENTIFIED IN THIS REPORT ARE BASED ON CONDITIONS EXISTING ON THE ABOVE DATE. PROPERTY TRANSACTIONS OCCURRING AFTER 180 DAYS WILL REQUIRE AN UPDATED REPORT. ANY WAIVERS AND/OR VARIANCES ISSUED ARE CANCELLED AND NO LONGER EFFECTIVE AT TIME OF SALE, CLOSING, OR ANY OTHER AMENDMENT TO THE ORIGINAL FRANCHISE AGREEMENT. HILTON HOTELS DOES NOT AND CANNOT WARRANT CONFORMANCE WITH INTERPRETATION OF THE AMERICANS WITH DISABILITIES ACT ("ADA") AND THE ADA ACCESSIBILITY GUIDELINES. OWNERSHIP IS RESPONSIBLE FOR COMPLIANCE WITH APPLICABLE PROVISIONS OF THE ADA. APPROPRIATE COUNSEL TO ENSURE COMPLIANCE IS URGED.

                                    EXTERIOR

=========================================================================================================
 START                                                                               FINISH
 DATE                                 SCOPE OF WORK                                   DATE         STATUS
=========================================================================================================
                       BUILDING, ENTRANCE, PORTE COCHERE AND SIGNAGE
=========================================================================================================
7/31/02   Replace T-10-11 Surface with EIFS.                                        180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Add decorative stamped paver slab under Porte Cochere                     180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Add new recessed lighting package to underside of Porte Cochere roof.     180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Repair water stains Porte Cochere ceiling.                                180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace damaged PTAC grills.                                              180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Resurface cracked areas of building exterior                              180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Add electronic card swipes at all entrances                               180 days
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

=========================================================================================================
                         PARKING LOT, LANDSCAPING, LIGHTING, ETC.
=========================================================================================================
7/31/02   Resurface and stripe entire parking area.                                 180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Add additional landscaping around perimeter of hotel and on all island    180 days
          beds in parking lot.
---------------------------------------------------------------------------------------------------------
7/31/02   Replace all exterior signage with new Hilton logo.                        180 days
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

=========================================================================================================

                                  PUBLIC AREAS

=========================================================================================================
 START                                                                               FINISH
 DATE                                 SCOPE OF WORK                                   DATE         STATUS
=========================================================================================================
                                      LOBBY/ENTRANCE
=========================================================================================================
7/31/02   Cover all concrete surfaces with gypsum board or an appropriate           180 days
          millwork treatment.
---------------------------------------------------------------------------------------------------------
7/31/02   Replace wall sconces.                                                     180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace carpet a entrance.                                                180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace and upgrade all millwork on telephone partitions must be          180 days
          modified to comply with ADA requirements.
---------------------------------------------------------------------------------------------------------
7/31/02   Replace wall vinyl in lobby area and first floor corridors.               180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Refinish front desk surfaces.                                             180 days
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

=========================================================================================================

---------------------------------------------------------------------------------------------------------

=========================================================================================================
                                    PUBLIC RESTROOMS
=========================================================================================================
7/31/02   Remodel restrooms to include; wall coverings, partitions, vanities,       180 days
          tile, lighting package and mirrors.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

=========================================================================================================
                              CORRIDORS/ELEVATOR/STAIRWELLS
=========================================================================================================
7/31/02   Replace all carpet and carpet pad                                         180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Upgrade wall sconces on floors 1 and 3 to same style as 2nd floor.        180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Provide artwork in all guest room corridors.                              180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Upgrade ceiling in guest corridors.                                       180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Refinish elevator cabs to include; walls floors ceilings and lighting.    180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Ensure panel controls are ADA compliant.                                  180 days
---------------------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

---------------------------------------------------------------------------------------------------------

=========================================================================================================

                               COMPLIMENTARY SERVICES AREA
=========================================================================================================

---------------------------------------------------------------------------------------------------------

=========================================================================================================
                                       RESTAURANT
=========================================================================================================
7/31/02   Completely remodel the restaurant facility, to include; carpet, carpet    180 days
          pad, walls, lighting package, artwork, tables, chairs, ceiling, entrance/host stand and buffet line.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

=========================================================================================================
                                        KITCHENS
=========================================================================================================
7/31/02   Professionally deep clean walls and equipment.                            180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace ceiling tiles.                                                    180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace kitchen floor tile                                                180 days
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                      PUBLIC AREAS

=========================================================================================================
 START                                                                               FINISH
 DATE                                 SCOPE OF WORK                                   DATE         STATUS
=========================================================================================================
                                         LOUNGE
=========================================================================================================
7/31/02   Refinish bar surface and front. Replace bar stools.                       180 days
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

=========================================================================================================

=========================================================================================================

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                               MEETING FACILITIES

=========================================================================================================
 START                                                                               FINISH
 DATE                                 SCOPE OF WORK                                   DATE         STATUS
=========================================================================================================
                                        BALLROOM
=========================================================================================================
7/31/02   Replace existing lay-in ceiling tile with a combination of gyp board      180 days
          and lay-in tile. New ceiling tile must be a tegular edge tile with a fine line 9/16" grid system.
---------------------------------------------------------------------------------------------------------
7/31/02   Replace vinyl wall covering.                                              180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Repair or replace existing air walls.                                     180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace carpet and carpet pad.                                            180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace all banquet stack chairs.                                         180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace lighting package.                                                 180 days
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

=========================================================================================================
                                    PRE-FUNCTION AREA
=========================================================================================================
7/31/02   Replace carpet and carpet pad                                             180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace all wall vinyl                                                    180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace soft seating groups                                               180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace lighting package                                                  180 days
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

=========================================================================================================
                                      MEETING ROOM
=========================================================================================================
7/31/02   Replace lay in ceiling system with a 2x2' tile with tegular edge and a    180 days
          9/16" grid system.
---------------------------------------------------------------------------------------------------------
7/31/02   Replace carpet and carpet pad                                             180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace all wall vinyl                                                    180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace lighting package                                                  180 days
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

=========================================================================================================
                               RESTROOMS-PRE-FUNCTION AREA
=========================================================================================================
7/31/02   Completely remodel restrooms to include; floors, vanities, mirrors,       180 days
          partitions, wall vinyl, ceilings, and chrome
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                           BACK OF HOUSE/STORAGE AREAS

=========================================================================================================
 START                                                                               FINISH
 DATE                                 SCOPE OF WORK                                   DATE         STATUS
=========================================================================================================
                                 HOUSEKEEPING/MAINTENANCE
=========================================================================================================

---------------------------------------------------------------------------------------------------------

=========================================================================================================
                                      STORAGE AREAS
=========================================================================================================

---------------------------------------------------------------------------------------------------------

=========================================================================================================

                             RECREATIONAL FACILITIES

=========================================================================================================
 START                                                                               FINISH
 DATE                                 SCOPE OF WORK                                   DATE         STATUS
=========================================================================================================
                                 POOL AND ADJACENT AREAS
=========================================================================================================
7/31/02   Remodel pool area to include; new deck, replace vinyl and resurface       180 days
          bottom of pool.
---------------------------------------------------------------------------------------------------------
7/31/02   Repair broken window seals.                                               180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Add required exercise room with appropriate pieces of equipment.          180 days
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

---------------------------------------------------------------------------------------------------------
=========================================================================================================
                                  POOL-PUBLIC RESTROOMS
=========================================================================================================
7/31/02   Remodel Men's and Women's Locker rooms, restrooms and shower              180 days
          areas to include: ceramic tile surfaces, wall finishes, ceilings, vanities, fixtures, chrome and lighting package.
---------------------------------------------------------------------------------------------------------

                                   GUESTROOMS

=========================================================================================================
 START                                                                               FINISH
 DATE                                 SCOPE OF WORK                                   DATE         STATUS
=========================================================================================================
                                        BEDROOM
=========================================================================================================
9/1/01    Add two line telephones with two phones present in each room. The         180 days
          telephone on the desk must be equipped with an RJ11 jack located at the base of the phone that is clearly labeled Data Port.
---------------------------------------------------------------------------------------------------------
7/31/02   Install 27" televisions per brand standards.                              180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Install approved closet rod system as stated in the Design and            180 days
          Construction Standards Manual.
---------------------------------------------------------------------------------------------------------
7/31/02   Add new "soft goods" and case good pieces to rooms to include;            180 days
          Carpet, carpet pad, drapes, bedspreads, soft seating, lamps and Hilton approved work desk and ergonomic chair.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                   GUEST ROOMS

=========================================================================================================
 START                                                                               FINISH
 DATE                                 SCOPE OF WORK                                   DATE         STATUS
=========================================================================================================
                                        BATHROOM
=========================================================================================================
7/31/02   Remodel all guest bathrooms on 1st and 3rd floor to include; minimum      180 days
          6x6" ceramic tile, new tub surrounds that meet current standards, new
          VWC, new lighting package, replace varities, new chrome and paint ceilings.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

=========================================================================================================

                                      OTHER

=========================================================================================================
 DATE                                 AREA                                                         STATUS
=========================================================================================================
7/31/02   Replace carpet in back office area.                                       180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace flooring in back of house offices.                                180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace office furniture in back of house offices                         180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Repair leaks in stairwells and repair water damage.                       180 days
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

=========================================================================================================

=========================================================================================================

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

=========================================================================================================

                            PROPERTY IMPROVEMENT PLAN

                                  HILTON HOTEL
                                  COLUMBIA, MD

                                   PRELIMINARY
                           PRODUCT IMPROVEMENT REPORT

                           HILTON HOTEL-COLUMBIA, MD.

                     CONDUCTED ON: 7/16/02 BY: C. ENGELHARDT

THE IMPROVEMENTS IDENTIFIED IN THIS REPORT ARE BASED ON CONDITIONS EXISTING ON THE ABOVE DATE. PROPERTY TRANSACTIONS OCCURRING AFTER 180 DAYS WILL REQUIRE AN UPDATED REPORT. ANY WAIVERS AND/OR VARIANCES ISSUED ARE CANCELLED AND NO LONGER EFFECTIVE AT TIME OF SALE, CLOSING, OR ANY OTHER AMENDMENT TO THE ORIGINAL FRANCHISE AGREEMENT. HILTON HOTELS DOES NOT AND CANNOT WARRANT CONFORMANCE WITH INTERPRETATION OF THE AMERICANS WITH DISABILITIES ACT ("ADA") AND THE ADA ACCESSIBILITY GUIDELINES. OWNERSHIP IS RESPONSIBLE FOR COMPLIANCE WITH APPLICABLE PROVISIONS OF THE ADA. APPROPRIATE COUNSEL TO ENSURE COMPLIANCE IS URGED.

                                    EXTERIOR

=========================================================================================================
 START                                                                               FINISH
 DATE                                 SCOPE OF WORK                                   DATE         STATUS
=========================================================================================================
                      BUILDING, ENTRANCE, PORTE COCHERE AND SIGNAGE
=========================================================================================================
7/31/02   The Porte Cochere requires renovation in conjunction with the exterior    180 days
          improvements to heighten curb appeal and create a "First Class" sense of arrival. Provide new roofline, strong architectural detail at the fascia, built out columns with capitals and bases, decorative lighting, new ceiling treatment and upgraded stamped paving. The entrance walk areas where matting exists are to receive upgraded treatments. Architect renderings are to be submitted to Hilton for approval.
---------------------------------------------------------------------------------------------------------
7/31/02   Resurfacing of exterior wall finishes with synthetic stucco, stone or     180 days
          brick. Reseal or replace all exterior windows and repaint frames.
          Install upgraded exterior lighting package and exterior entrances.
          Architect renderings are to be submitted to Hilton for approval.
---------------------------------------------------------------------------------------------------------
7/31/02   Replace all sidewalks that are cracked, graveled or sunken.               180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace existing Hilton signage with new logo and cartouche to meet       180 days
          all current Hilton standards and requirements.
---------------------------------------------------------------------------------------------------------
7/31/02   Install Hilton Brand Standard flagpoles (3) and flags in front of         180 days
          building.
---------------------------------------------------------------------------------------------------------
7/31/02   Vans to be repainted and conform to the current graphic identity          180 days
          standards.
---------------------------------------------------------------------------------------------------------
7/31/02   Remove existing enclosure of trash/dumpster area. Remove and replace      180 days
          concrete pad and adequately seal at wall joint to prevent further sub structure leakage. Resurface exterior walls and provide additional lighting.
---------------------------------------------------------------------------------------------------------
7/31/02   Replace awning at exterior restaurant entrance.                           180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Properly enclose chilling tower to include wooden louvered vent           180 days
          panels.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

---------------------------------------------------------------------------------------------------------
=========================================================================================================
                        PARKING LOT, LANDSCAPING, LIGHTING, ETC.
=========================================================================================================
7/31/02   Patch, resurface and stripe entire parking lot. Remove or replace all     180 days
          concrete car curbs.
---------------------------------------------------------------------------------------------------------
7/31/02   Retain a professional landscape artist that will design and install an    180 days
          upgraded landscaping package to creates a "First Class" sense of arrival.
          Ensure tree, shrubbery and plantings are designed for a four-season approach with seasonal foliage at all times of year. Submit design plan to Hilton for approval.
---------------------------------------------------------------------------------------------------------
7/31/02   Install upgraded parking lot lighting package that meets Hilton lighting  180 days design specifications.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

=========================================================================================================

                                  PUBLIC AREAS

=========================================================================================================
 START                                                                               FINISH
 DATE                                 SCOPE OF WORK                                   DATE         STATUS
=========================================================================================================
                                     LOBBY/ENTRANCE
=========================================================================================================
7/31/02   Remodel entire lobby to include: carpet, carpet pad, VWC, soft            180 days
          seating, case good pieces and artwork.
---------------------------------------------------------------------------------------------------------
7/31/02   Refinish front desk millwork.                                             180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Replace floor to ceiling windows in lobby with a dry wall surface.        180 days
---------------------------------------------------------------------------------------------------------
7/31/02   Install upgraded directional signage package that meets Hilton and        180 days
          ADA specifications.
---------------------------------------------------------------------------------------------------------
7/31/02   Place business center in public area to increase guest                    180 days
          impact/utilization.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

=========================================================================================================

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                 HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

===========================================================================================
                               PUBLIC RESTROOMS
===========================================================================================
7/31/02       Replace vanities with corian or equal, marble or         180 days
              granite with undermount china bowl.
-------------------------------------------------------------------------------------------
7/31/02       Replace all chrome, mirrors and provide an upgraded      180 days
              lighting package.
-------------------------------------------------------------------------------------------
7/31/02       Upgrade/refinish restroom entrance doors.                180 days
-------------------------------------------------------------------------------------------
7/31/02       Upgrade ceiling tile with a 2x2' regular tile with 9/16  180 days grid.
-------------------------------------------------------------------------------------------
7/31/02       Replace VWC.                                             180 days
-------------------------------------------------------------------------------------------
7/31/02       Replace ceramic floor tile with 8x8"                     180 days
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================
                         CORRIDORS/ELEVATOR/STAIRWELLS
===========================================================================================
7/31/02       The corridors will require a complete renovation to      180 days
              include carpet and pad (ensure new carpet has
              "rug" inset style design), wall vinyl and color
              coordinated corner guards, ceiling finish, lighting
              upgrade, window treatments, artwork and ADA compliant
              signage.
-------------------------------------------------------------------------------------------
7/31/02       Upgrade the appearance of the elevator foyers with       180 days
              appropriately scaled accent furnishings, decorative
              lighting, artwork and accessories.
-------------------------------------------------------------------------------------------
7/31/02       Paint and install VCT flooring in all stairways.         180 days
-------------------------------------------------------------------------------------------
7/31/02       Resurface all finishes in elevators including floor,     180 days
              wall and ceiling. Ensure panel controls meet all ADA
              requirements.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================
                         COMPLIMENTARY SERVICES AREA.
===========================================================================================

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================
                                RESTAURANT
===========================================================================================
7/31/02       Repair wood floor, replace bar stools, apply new         180 days
              fabric/vinyl to all booth type seating.
-------------------------------------------------------------------------------------------
7/31/02       Replace carpeting in both restaurant and lounge          180 days
              areas. Replace stained and damaged ceiling tile in
              both areas.
-------------------------------------------------------------------------------------------
7/31/02       Replace or repair all restaurant tables and              180 days
              scating to "like new condition."
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================
                                 KITCHENS
===========================================================================================

-------------------------------------------------------------------------------------------

                                 HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

-------------------------------------------------------------------------------------------

===========================================================================================

                                  PUBLIC AREAS

===========================================================================================
 START                                                                 FINISH
 DATE                            SCOPE OF WORK                          DATE     STATUS
===========================================================================================
                             LOUNGE
===========================================================================================
              See restaurant area...
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================

                               METTING FACILITIES

===========================================================================================
 START                                                                 FINISH
 DATE                            SCOPE OF WORK                          DATE     STATUS
===========================================================================================
                                  BALL ROOM
===========================================================================================
7/31/02       Repair and paint all millwork.                           180 days
-------------------------------------------------------------------------------------------
7/31/02       Replace carpet and carpet pad.                           180 days
-------------------------------------------------------------------------------------------
7/31/02       Replace VWC.                                             180 days
-------------------------------------------------------------------------------------------
7/31/02       Replace all banquet stack chairs                         180 days
-------------------------------------------------------------------------------------------
7/31/02       Replace both ballrooms' entrance signage and             180 days
              upgrade the overall meeting room sign package.
-------------------------------------------------------------------------------------------
7/31/02       Replace or repair air walls to like new condition.       180 days
-------------------------------------------------------------------------------------------
7/31/02       Replace or refinish all podiums                          180 days
-------------------------------------------------------------------------------------------

===========================================================================================
                               PRE-FUNCTION AREA
===========================================================================================
7/31/02       In conjunction with the adjacent Atrium renovation       180 days
              the pre-function
-------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

-------------------------------------------------------------------------------------------
              area will require a complete renovation to include
              floor and wall surfaces, base and wall moldings,
              ceiling and lighting upgrade, art and accessories
              package.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================
                                 MEETING ROOM
===========================================================================================
7/31/02       Repair and paint all millwork                            180 days
-------------------------------------------------------------------------------------------
7/31/02       Install window treatments allowing blackout              180 days
              conditions for audio/visual purposes.
-------------------------------------------------------------------------------------------
7/31/02       Replace all VWC.                                         180 days
-------------------------------------------------------------------------------------------
7/31/02       Replace all carpet and carpet pad.                       180 days
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================
                         RESTROOMS - PRE-FUNCTION AREA
===========================================================================================
7/31/02       Complete restroom remodel in Women's restroom            180 days
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================

                           BACK OF HOUSE/STORAGE AREAS

===========================================================================================
 START                                                                 FINISH
 DATE                            SCOPE OF WORK                          DATE     STATUS
===========================================================================================
                            HOUSEKEEPING/MAINTENANCE
===========================================================================================

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================
                                 STORAGE AREAS
===========================================================================================

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================

                             RECREATIONAL FACILITIES

===========================================================================================
 START                                                                 FINISH
 DATE                            SCOPE OF WORK                          DATE     STATUS
===========================================================================================
                           POOL AND ADJACENT AREAS
===========================================================================================
7/31/02       Replace flooring in pool area. Resurface pool and        180 days
              spa.
-------------------------------------------------------------------------------------------
7/31/02       Repaint depth markers on coping around pool.             180 days
-------------------------------------------------------------------------------------------
7/31/02       Replace pool expansion joint seal.                       180 days
-------------------------------------------------------------------------------------------
7/31/02       Reseal exterior windows. Repair water damage on wall     180 days
              above window. Repaint rusted sprinkler pipes.
-------------------------------------------------------------------------------------------
7/31/02       Refinish or replace any entrance doors.                  180 days
-------------------------------------------------------------------------------------------
7/31/02       Replace carpet, pad and base at pool as well as          180 days
              fitness center entrance.
-------------------------------------------------------------------------------------------
7/31/02       Replace pool and deck furniture.                         180 days
-------------------------------------------------------------------------------------------
7/31/02       Replace fitness area exercise equipment to               180 days
              Hilton specifications.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================
                             POOL-PUBLIC RESTROOMS
===========================================================================================
7/31/02       Repair and refinish saunas in both the women and men's   180 days
              restrooms.
-------------------------------------------------------------------------------------------
7/31/02       Install new toiletry dispensers in both women's          180 days
              and men's restrooms.
-------------------------------------------------------------------------------------------
7/31/02       Install upgraded lighting package.                       180 days
-------------------------------------------------------------------------------------------

                                   GUESTROOMS

===========================================================================================
 START                                                                 FINISH
 DATE                            SCOPE OF WORK                          DATE     STATUS
===========================================================================================
                                   BEDROOM
===========================================================================================
7/31/02       The guest rooms will require a complete replacement      180 days
              of the FF&E to include but not limited to:
              carpet, pad and base, wall vinyl, ceiling paint,
              case-goods to include desks (ensure desks are replaced
              with over-scaled work desks that meet all Hilton
              requirements), desk chairs (ensure desk chairs are
              replaced with ergonomic chairs), coverlets and dust
              ruffles, drapery treatments and sheers, lighting
              package, art, mirrors, lever type door hardware
              and Serta Perfect Sleeper "Suite Dreams by Hilton".
-------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

-------------------------------------------------------------------------------------------
7/31/02       All HVAC units must have wall mounted remote             180 days
              thermostats. Replace all dented, damaged, poorly
              operating and noisy PTAC units.
-------------------------------------------------------------------------------------------
7/31/02       Replace or repair all closet doors.                      180 days
-------------------------------------------------------------------------------------------
7/31/02       The suites will require a complete replacement of        180 days
              the FF&E to include, but not limited to: carpet,
              pad and base, wall vinyl, ceiling paint, case-goods
              to include desks (ensure desks are replaced with
              over-scaled work desks that meet Hilton
              requirements), desk chairs (ensure desk
              chairs are replaced with ergonomic chairs),
              coverlets and dust ruffles, drapery treatments and
              sheers, lighting package, art, mirrors, and Serta
              Perfect Sleeper "Suite Dreams by Hilton".
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

                                   GUEST ROOMS

===========================================================================================
 START                                                                 FINISH
 DATE                            SCOPE OF WORK                          DATE     STATUS
===========================================================================================
                                   BATHROOM
===========================================================================================
7/31/02       Replace remaining 65 rooms of bathrooms floor tiles      180 days
              with either ceramic, marble or granite tiles with
              dimensions of 8x8 or greater.
-------------------------------------------------------------------------------------------
7/31/02       Replace remaining 65 rooms of fiberglass inserts in      180 days
              tub surrounds with either a ceramic tile, marble or
              granite with same dimensions as above. Caulk
              existing tub surrounds.
-------------------------------------------------------------------------------------------
7/31/02       Move remaining 65 rooms of towel racks to the back of    180 days
              the shower in all guest baths and vinyl walls.
-------------------------------------------------------------------------------------------
7/31/02       Repaint remaining 65 rooms of bathroom ceilings.         180 days
-------------------------------------------------------------------------------------------
7/31/02       Replace vanity hardware and relocate toilet tissue       180 days
              bolders.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

                                      OTHER

===========================================================================================
 DATE                                AREA                                        STATUS
===========================================================================================
                                  LIFESAFETY
===========================================================================================
7/31/02       Ensure all systems are in complete compliance with       180 days
              Hilton and Governmental requirements for Life
              Safety.
-------------------------------------------------------------------------------------------
7/31/02       Ensure all Hilton requirements are met to                180 days
              ensure guest security.
-------------------------------------------------------------------------------------------
7/31/02       Ensure all applicable Federal, State, and Local          180 days
              codes have been met to ensure compliance with ADA
              requirements.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================
                         STRUCTURAL/MECHANICAL/OFFICES
===========================================================================================
7/31/02       Repair or replace concrete foundation located in         180 days
              cooling tower and gas main area. Repair or replace
              loading-dock doors and walls.
-------------------------------------------------------------------------------------------
7/31/02       Repair and seal basement walls caused by water           180 days
              leakage from concrete foundation collapse and
              sinking.
-------------------------------------------------------------------------------------------
7/31/02       Replace public area air exchange or heating and          180 days
              cooling towers for proper ventilation.
-------------------------------------------------------------------------------------------
7/31/02       Replace carpet in back offices to include behind         180 days
              front desk and executive offices.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

                            PROPERTY IMPROVEMENT PLAN

                              DOUBLETREE CLUB HOTEL
                                PHILADELPHIA, PA

                                   PRELIMINARY
                           PRODUCT IMPROVEMENT REPORT

                     DOUBLETREE CLUB HOTEL--PHILADELPHIA, PA

                           CONDUCTED ON: APRIL 6, 2002

THE IMPROVEMENTS IDENTIFIED IN THIS REPORT ARE BASED ON CONDITIONS EXISTING ON THE ABOVE DATE. PROPERTY TRANSACTIONS OCCURRING AFTER 180 DAYS WILL REQUIRE AN UPDATED REPORT. ANY WAIVERS AND/OR VARIANCES ISSUED ARE CANCELLED AND NO LONGER EFFECTIVE AT TIME OF SALE, CLOSING, OR ANY OTHER AMENDMENT TO THE ORIGINAL FRANCHISE AGREEMENT. HILTON HOTELS DOES NOT AND CANNOT WARRANT CONFORMANCE WITH INTERPRETATION OF THE AMERICANS WITH DISABILITIES ACT ("ADA") AND THE ADA ACCESSIBILTY GUIDELINES. OWNERSHIP IS RESPONSIBLE FOR COMPLIANCE WITH APPLICABLE PROVISIONS OF THE ADA, APPROPRIATE COUNSEL TO ENSURE COMPLIANCE IS URGED.

                                    EXTERIOR

This is a six-story interior corridor hotel. It was converted to a Doubletree Club hotel approximately six years ago. The actual building is twenty-eight years old. The curb appeal is average at best. The repair of the damaged canopy ceiling and the addition of decorative pavers under the canopy will help create a sense of arrival for guests. The numerous areas of ceiling damaged throughout the interior of the property indicate the need for a new roof. There is a missing section of mansard that will also need to be replaced.

===========================================================================================
 START                                                                 FINISH
 DATE                            SCOPE OF WORK                          DATE     STATUS
===========================================================================================
                   BUILDING, ENTRANCE, PORTE COCHERE AND SIGNAGE
===========================================================================================
Closing       Replace roof of building. Ensure all open seams of       6 months
              flashing are covered.
-------------------------------------------------------------------------------------------
Closing       Replace missing section of mansard                       6 months
-------------------------------------------------------------------------------------------
Closing       Repair damage to building at Dumpster entrance           6 months
-------------------------------------------------------------------------------------------
Closing       Repair/replace all inoperative exhaust fans              6 months
-------------------------------------------------------------------------------------------
Closing       Add decorative pavers under canopy                       6 months
-------------------------------------------------------------------------------------------
Closing       Replace mismatched windows (some are clear and some      6 months
              are bronze)
-------------------------------------------------------------------------------------------
Closing       Repair all broken window seals                           6 months
-------------------------------------------------------------------------------------------
Closing       Add entrance or primary sign at secondary entrance       6 months
              (Grant Ave.)
-------------------------------------------------------------------------------------------
Closing       Repair peeling/damaged ceiling areas of canopy           6 months
              ceiling
-------------------------------------------------------------------------------------------
Closing       Repair to a like new appearance all holes left           6 months
              in building from previous signs
-------------------------------------------------------------------------------------------
Closing       Replace beating core and compressor of roof mounted      6 months
              unit
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================
                      PARKING LOT, LANDSCAPING, LIGHTING, ETC.
===========================================================================================
Closing       Add additional building mounted down lights to           6 months
              front of building
-------------------------------------------------------------------------------------------
Closing       Repair damaged asphalt at rear of building               6 months
-------------------------------------------------------------------------------------------
Closing       Repair landscape damage to islands and ends of parking   6 months
              lot by snow plows
-------------------------------------------------------------------------------------------
Closing       Add drainage to sunken area at end of building           6 months
-------------------------------------------------------------------------------------------
Closing       Trim overhanging trees at rear of building               6 months
-------------------------------------------------------------------------------------------
Closing       Add 20 ft. concrete pad at Dumpster
-------------------------------------------------------------------------------------------

===========================================================================================

                               HILTON HOTELS CORP.
                                DOUBLETREE HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2002

                                  PUBLIC AREAS

The public areas of the hotel are in overall poor condition and most items will need to be replaced. The soft seating in the lobby and registration areas is worn and will need to be replaced. The carpet is also in poor condition and will require replacement. As in most areas of the hotel, there were numerous ceiling tiles that will need to be replaced after roof repairs. Corridor carpet is also worn.

===========================================================================================
 START                                                                 FINISH
 DATE                            SCOPE OF WORK                          DATE     STATUS
===========================================================================================
                               LOBBY/ENTRANCE
===========================================================================================
Closing       Electrostatically repaint faded finish on electric       6 months
              entry doors
-------------------------------------------------------------------------------------------
Closing       Replace carpet                                           6 months
-------------------------------------------------------------------------------------------
Closing       Replace all soft seating                                 6 months
-------------------------------------------------------------------------------------------
Closing       Replace all discolored or water damaged ceiling tiles    6 months
-------------------------------------------------------------------------------------------
Closing       Repair any ceilings that have been water damaged         6 months
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================
                              REGISTRATION AREA
===========================================================================================
Closing       Add ADA tray to registration desk. Repair                6 months
              small chip in counter top
-------------------------------------------------------------------------------------------
Closing       Replace soft scaning (worn and misshapen)                6 months
-------------------------------------------------------------------------------------------
Closing       Replace wall vinyl (holed where previous sign was        6 months
              mounted)
-------------------------------------------------------------------------------------------
Closing       Replace vinyl cove base with carpet cove base (at        6 months
              wall behind registration desk)
-------------------------------------------------------------------------------------------
Closing       Add cookie warmer                                        6 months
-------------------------------------------------------------------------------------------
Closing       Replace carpet (at area from registration desk to        6 months
              elevators)
-------------------------------------------------------------------------------------------
Closing       Repair chips on pay telephone enclosures                 6 months
-------------------------------------------------------------------------------------------

===========================================================================================
                              PUBLIC RESTROOMS
===========================================================================================
Closing                                                                6 months
-------------------------------------------------------------------------------------------
Closing       Add recessed feminine hygiene machine to ladies          6 months
              room
-------------------------------------------------------------------------------------------
Closing       Replace dated wall tile with vinyl wall covering.        6 months
              Repair any damaged vinyl in stall areas
-------------------------------------------------------------------------------------------
Closing       Replace vanities and basins (china undermounts           6 months
              required)
-------------------------------------------------------------------------------------------
Closing       Recess towel dispensers and other equipment              6 months
-------------------------------------------------------------------------------------------
Closing       Replace discolored ceiling tiles                         6 months
-------------------------------------------------------------------------------------------
Closing       Replace scratched vanity mirrors                         6 months
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================
                         CORRIDORS/ELEVATOR/STAIRWELLS
===========================================================================================
Closing       Replace carpet                                           6 months
-------------------------------------------------------------------------------------------
Closing       Add additional lighting in elevator landings.            6 months
              Increase light levels in corridors and
              stairwells. Increase light levels in vending
              areas
-------------------------------------------------------------------------------------------
Closing       Return handrails to wall in stairwells                   6 months
-------------------------------------------------------------------------------------------
Closing       Replace sign package (all signs throughout the hotel     6 months
              should be coordinated). Additional directional
              signage required in corridors
-------------------------------------------------------------------------------------------
Closing       Regrout floor tile in vending areas                      6 months
-------------------------------------------------------------------------------------------
Closing       Refinish elevator cabs and landings                      6 months
-------------------------------------------------------------------------------------------
Closing       Paint and seal discolored stairwell landings             6 months
-------------------------------------------------------------------------------------------

                               HILTON HOTELS CORP.
                                DOUBLETREE HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2002

-------------------------------------------------------------------------------------------
Closing       Paint all back of house doors                            6 months
-------------------------------------------------------------------------------------------
Closing       Replace or refinish all worn door handles                6 months
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================
                             ADMINISTRATIVE AREAS
===========================================================================================
Closing       Add window treatment to sales office                     6 months
-------------------------------------------------------------------------------------------
Closing       Replace all discolored ceiling tiles                     6 months
-------------------------------------------------------------------------------------------
Closing       Replace vinyl wall covering in back offices              6 months
-------------------------------------------------------------------------------------------
Closing       Replace ceiling tiles in admin areas                     6 months
-------------------------------------------------------------------------------------------
Closing       Replace carpet in back offices                           6 months
===========================================================================================
                                  CLUB ROOM
===========================================================================================
Closing       Replace carpet                                           6 months
-------------------------------------------------------------------------------------------
Closing       Add additional phones and lines to Club Room             6 months
-------------------------------------------------------------------------------------------
Closing       Add supplies to personal harbors                         6 months
-------------------------------------------------------------------------------------------
Closing       Replace chairs in Steel Case units. Repair controls      6 months
              (fan, lights)
-------------------------------------------------------------------------------------------
Closing       Repair damaged ceilings                                  6 months
-------------------------------------------------------------------------------------------
Closing       Replace damaged ceiling tiles                            6 months
-------------------------------------------------------------------------------------------
Closing       Refinish foot rails at bar in Club Lounge                6 months
-------------------------------------------------------------------------------------------
Closing       Professionally mount light fixture under counter at      6 months
              employee side of bar
-------------------------------------------------------------------------------------------
Closing       Clean or replace chairs/fabric in conference room        6 months
-------------------------------------------------------------------------------------------
Closing       Repair chipped bar (employee side)                       6 months
-------------------------------------------------------------------------------------------
Closing       Replace wall vinyl in business center and Club Room      6 months
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================
                                   GIFT SHOP
===========================================================================================
Closing       The gift shop has been eliminated and is now             6 months
              currently being used as a vending area. There
              are numerous vending machines lining the walls.
              Although a vending area is required on each
              floor, this space could potentially be used as
              an arcade area or other amenity for guests.
              Approval must be obtained and specifications
              must be submitted for approval. An arcade would
              require a door (with view panel) to reduce the
              noise level as this area is adjacent to the
              registration area. As a vending area, vinyl wall
              covering must be added and ceramic floor tile
              installed.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================

                                  PUBLIC AREAS

===========================================================================================
 START                                                                 FINISH
 DATE                            SCOPE OF WORK                          DATE     STATUS
===========================================================================================
                                 AU BON PAIN
===========================================================================================
Closing       Replace carpet                                           6 months
-------------------------------------------------------------------------------------------
Closing       Replace discolored ceiling tiles (guest and employee     6 months
              side)
-------------------------------------------------------------------------------------------
Closing       Remove banquet tables used for serving. Suggest          6 months
              installing counters for buffet service.
-------------------------------------------------------------------------------------------
Closing       Replace worn laminate counter top at beverage            6 months
              service station. Solid surface required.
-------------------------------------------------------------------------------------------

                               HILTON HOTELS CORP.
                                DOUBLETREE HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2002

-------------------------------------------------------------------------------------------
Closing       Refinish or replace worn tables and chairs (wooden       6 months
              arms and table edges are scarred). Metal frame
              chairs are in good condition.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================
                               GUEST LAUNDRY
===========================================================================================
Closing       Replace door. Must have view panel and electronic        6 months
              card reader to ensure access by guests only
-------------------------------------------------------------------------------------------
Closing       Add folding table or counter                             6 months
-------------------------------------------------------------------------------------------
Closing       Increase light levels                                    6 months
-------------------------------------------------------------------------------------------
Closing       Conceal exposed pipes and valves in ceiling. Add         6 months
              lowered ceiling
-------------------------------------------------------------------------------------------
Closing       Replace discolored floor with tile                       6 months
-------------------------------------------------------------------------------------------
Closing       Paint walls or add vinyl wall covering                   6 months
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================

                               MEETING FACILITIES

There are four separate meeting spaces at this property. Overall, these areas are in acceptable condition. As in all other areas of the hotel, there are some discolored ceiling tiles that will need to be replaced. The Philadelphia and Roosevelt rooms were guestrooms at one time. The carpet must be replaced as well as window treatment. The wall vinyl may be repaired to a like new condition and appearance.

===========================================================================================
 START                                                                 FINISH
 DATE                            SCOPE OF WORK                          DATE     STATUS
===========================================================================================
                                MEETING ROOM(S)
===========================================================================================
Closing       Add incandescent lighting and rheostats to               6 months
              Philadelphia and Roosevelt rooms.
-------------------------------------------------------------------------------------------
Closing       Laminate at wet bars in all meeting rooms is             6 months
              chipped and damaged. Replace with solid surface
              countertops
-------------------------------------------------------------------------------------------
Closing       Upgrade restrooms (former guestrooms). Replace           6 months
              small floor tile, replace de-silvered mirrors
-------------------------------------------------------------------------------------------
Closing       Replace HVAC units                                       6 months
-------------------------------------------------------------------------------------------
Closing       Repair any damaged wall vinyl                            6 months
-------------------------------------------------------------------------------------------
Closing       Repair ceiling damage (Roosevelt, Pennsylvania)          6 months
-------------------------------------------------------------------------------------------
Closing       Replace seating                                          6 months
-------------------------------------------------------------------------------------------
Closing       Add under counter lighting at wet bar areas where        6 months
              missing
-------------------------------------------------------------------------------------------
Closing       Replace window treatment (Philadelphia)                  6 months
-------------------------------------------------------------------------------------------
Closing       Replace carpet                                           6 months
-------------------------------------------------------------------------------------------
Closing       Refinish or replace worn podiums                         6 months
-------------------------------------------------------------------------------------------

===========================================================================================

===========================================================================================
                           BALL ROOM (BRANDYWINE)
===========================================================================================
Closing       Replace carpet                                           6 months
-------------------------------------------------------------------------------------------
Closing       Replace all discolored ceiling tiles                     6 months
-------------------------------------------------------------------------------------------
Closing       Repair any damaged wall vinyl                            6 months
-------------------------------------------------------------------------------------------
Closing       Replace drapes and sheers                                6 months
-------------------------------------------------------------------------------------------
Closing       Repaint or clean discolored glass panels above           6 months
              windows
-------------------------------------------------------------------------------------------
Closing       Replace tarnished door hardware at entry                 6 months
-------------------------------------------------------------------------------------------
Closing       Repair, replace, or remove portable dance floor          6 months
-------------------------------------------------------------------------------------------
Closing       Repair/refinish chipped window ledges                    6 months
-------------------------------------------------------------------------------------------

                               HILTON HOTELS CORP.
                                DOUBLETREE HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2002

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================

                           BACK OF HOUSE/STORAGE AREAS

===========================================================================================
 START                                                                 FINISH
 DATE                            SCOPE OF WORK                          DATE     STATUS
===========================================================================================
                            HOUSEKEEPING/MAINTENANCE
===========================================================================================
Closing       Add central air to laundry area                          6 months
-------------------------------------------------------------------------------------------
Closing       Enclose dryers from general work area. Add smoke         6 months
              detector and heat detector to dryer enclosure
              after completion
-------------------------------------------------------------------------------------------
Closing       Repair damaged walls in housekeeping and laundry         6 months
              areas.
-------------------------------------------------------------------------------------------
Closing       Replace worn laundry carts and maids carts               6 months
-------------------------------------------------------------------------------------------
Closing       Add full size refrigerator to break rooms.               6 months
              Upgrade employee breakrooms. This includes
              painting, ventilation, carpet, and bathrooms.
-------------------------------------------------------------------------------------------
Closing       Replace vinyl wall covering and carpet in break          6 months
              rooms
-------------------------------------------------------------------------------------------
Closing       Add additional venting to smoking break room             6 months
-------------------------------------------------------------------------------------------
Closing       Clean and paint all back of house area walls             6 months
-------------------------------------------------------------------------------------------
Closing       Clean and paint (or replace) rusted employee             6 months
              lockers
-------------------------------------------------------------------------------------------
Closing       Repair ceiling damage. Replace discolored or             6 months
              damaged ceiling tiles in all back of house areas
-------------------------------------------------------------------------------------------
Closing       Repair or replace chipped folding table in               6 months
              laundry
----------------------------------------------------------------------------------------
                        STORAGE AREAS/MECHANICAL ROOMS
----------------------------------------------------------------------------------------
Closing       Replace rusted pipes and fittings on boilers             6 months
-------------------------------------------------------------------------------------------
Closing       Replace worn rollaway beds                               6 months
-------------------------------------------------------------------------------------------
Closing       Repair ceiling damage                                    6 months
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================

                             RECREATIONAL FACILITIES

The swimming pool area is in very poor condition. It is covered by a dome type structure that will need to be replaced, repaired, or removed. It is cracking and the leaks from the cracks and condensation create a need for constant operational attention. This area will require a complete renovation/ refurbishment.

===========================================================================================
 START                                                                 FINISH
 DATE                            SCOPE OF WORK                          DATE     STATUS
===========================================================================================
                            POOL AND ADJACENT AREAS
===========================================================================================
Closing       Repair leaks in dome                                     6 months
-------------------------------------------------------------------------------------------
Closing       Add dehumidification unit                                6 months
-------------------------------------------------------------------------------------------
Closing       Replace pool furniture and patio/deck furniture          6 months
-------------------------------------------------------------------------------------------
Closing       Resurface pool bottom                                    6 months
-------------------------------------------------------------------------------------------
Closing       Replace pool deck (new deck must have proper             6 months
              drainage capabilities)
-------------------------------------------------------------------------------------------
Closing       Add heating, air conditioning, and ventilation           6 months
-------------------------------------------------------------------------------------------
Closing       Repair damaged walls and door in entry way               6 months
-------------------------------------------------------------------------------------------
Closing       Replace peeling tint on windows                          6 months
-------------------------------------------------------------------------------------------
Closing       Replace, repair to a like new condition, or              6 months
              remove wooden deck at exterior of pool.
-------------------------------------------------------------------------------------------

                               HILTON HOTELS CORP.
                                DOUBLETREE HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2002

Closing       Replace cracked windows                                  6 months
-------------------------------------------------------------------------------------------
Closing       Replace all tarnished door and window hardware           6 months
===========================================================================================
                                EXERCISE ROOM
===========================================================================================
Closing       Replace drapes                                           6 months
-------------------------------------------------------------------------------------------
Closing       Add carpet cove base where missing                       6 months
-------------------------------------------------------------------------------------------
Closing       Replace ceiling tiles                                    6 months
-------------------------------------------------------------------------------------------
Closing       Add door with view panel and card reader to              6 months
              separate from pool area
-------------------------------------------------------------------------------------------
Closing       Replace rusted HVAC unit                                 6 months
-------------------------------------------------------------------------------------------
Closing       Replace vinyl wall covering                              6 months
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

                                   GUEST ROOMS

The guestrooms are dated and in severe need of a complete facelift. Carpet, bedspreads, mattresses and box springs, window treatment, wall vinyl all need to be replaced. On the positive side, the guestrooms are large and there is tremendous potential with a new room package in place. The undersized desk will need to be replaced with the larger executive workspace and an ergonomic desk chair must also be added. The required new lamp package must also contain a task lamp for the desk surface.

===========================================================================================
 START                                                                 FINISH
 DATE                            SCOPE OF WORK                          DATE     STATUS
===========================================================================================
                                  BEDROOM
===========================================================================================
Closing       Replace carpet                                           6 months
-------------------------------------------------------------------------------------------
Closing       Replace wall vinyl                                       6 months
-------------------------------------------------------------------------------------------
Closing       Replace HVAC units                                       6 months
-------------------------------------------------------------------------------------------
Closing       Replace mattresses and box springs                       6 months
-------------------------------------------------------------------------------------------
Closing       Professionally refinish casegoods to a like new          6 months
              appearance (credenzas, nightstands, headboards,
              etc.). Refinished product must coordinate/match
              with the required addition of large desks and
              ergonomic desk chairs.
-------------------------------------------------------------------------------------------
Closing       Replace lamp package. Most shades are yellowed           6 months
              and many are misshapen. Task lamp is required at
              desk. Bases of floor lamps are dented. One
              wall-mounted lamp is currently positioned behind
              the television set and does not provide
              illumination to any guest impact area. Table
              lamps at nightstands will be acceptable.
-------------------------------------------------------------------------------------------
Closing       Replace bedspreads                                       6 months
-------------------------------------------------------------------------------------------
Closing       Replace drapery sheers and drapes                        6 months
-------------------------------------------------------------------------------------------
Closing       Replace soft seating. Wingback chairs will also          6 months
              need to be replaced. Standards require a
              chair/ottoman combo or a recliner.
-------------------------------------------------------------------------------------------
Closing       Replace guest service directories                        6 months
-------------------------------------------------------------------------------------------
Closing       Remove extension cords from guestrooms                   6 months
-------------------------------------------------------------------------------------------
Closing       Refurbish/renovate suites (one each on fifth and         6 months
              sixth floors). The small tile at the wet bar
              area will need to be replaced. Microwaves must
              be enclosed in cabinets and the painted and
              laminate surfaces at the wet bars should be
              replaced with a solid surface. Repair damaged
              wall and ceiling in sixth floor suite (from roof
              leaks)

                               HILTON HOTELS CORP.
                                DOUBLETREE HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2002

-------------------------------------------------------------------------------------------
Closing       Add wall mounted door stops                              6 months
-------------------------------------------------------------------------------------------
Closing       Replace sofa sleepers. Mechanisms are binding and        6 months
              fabric is worn
-------------------------------------------------------------------------------------------
Closing       Refinish/paint chipped entry doors                       6 months
-------------------------------------------------------------------------------------------
Closing       Replace any missing door guards at entry doors           6 months
-------------------------------------------------------------------------------------------
Closing       Replace telephones that do not meet current              6 months
              standards (CareLine button/info missing, bedside
              phones do not have 2 line capabilities, etc.)
-------------------------------------------------------------------------------------------

                                 GUEST ROOMS

===========================================================================================
 START                                                                 FINISH
 DATE                            SCOPE OF WORK                          DATE     STATUS
===========================================================================================
                                   BATHROOM
===========================================================================================
Closing       Replace 2" floor tile (6" min. required)                 6 months
-------------------------------------------------------------------------------------------
Closing       Replace any missing sound deadening pads/tabs            6 months
-------------------------------------------------------------------------------------------
Closing       Replace basins with china undermounts. Vanities          6 months
              must be restored to a like new condition or
              replaced.
-------------------------------------------------------------------------------------------
Closing       Replace all chrome (single lever chrome required)        6 months
-------------------------------------------------------------------------------------------
Closing       Resurface tub bottoms. All tub bottoms currently         6 months
              are discolored and the non slip provision is gone
-------------------------------------------------------------------------------------------
Closing       Add pulsating shower heads to all showers                6 months
-------------------------------------------------------------------------------------------
Closing       Replace door knobs with lever type hardware              6 months
-------------------------------------------------------------------------------------------
Closing       Add second soap dish in showers                          6 months
-------------------------------------------------------------------------------------------
Closing       Refinish/paint chipped entry doors                       6 months
-------------------------------------------------------------------------------------------
Closing       Replace wall vinyl                                       6 months
-------------------------------------------------------------------------------------------
Closing       Replace hollow core doors (or remove full length         6 months
              mirrors from doors)
-------------------------------------------------------------------------------------------
Closing       Add support bracket to towel shelves                     6 months
-------------------------------------------------------------------------------------------
Closing       Wrap exposed vanity popes with insulation in             6 months
              accessible rooms
-------------------------------------------------------------------------------------------
Closing       Replace any metal soap dishes in showers with non         6 months
              metal soap dish
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

===========================================================================================

                                      OTHER

===========================================================================================
 DATE                                                                            STATUS
===========================================================================================
                                   KITCHEN
===========================================================================================
Closing       Replace rusted bins on ice machines. Repair door.        6 months
----------------------------------------------------------------------------------------
Closing       Replace ceiling tiles                                    6 months
----------------------------------------------------------------------------------------
Closing       Repair ceiling damage                                    6 months
----------------------------------------------------------------------------------------
Closing       Clean and refinish scarred floors                        6 months
----------------------------------------------------------------------------------------
Closing       Clean walls                                              6 months
----------------------------------------------------------------------------------------
Closing       Replace door hardware leading into dry goods             6 months
              storage area
----------------------------------------------------------------------------------------
Closing       Replace, remove, or repair any inoperative               6 months
              equipment. ex: cold line prep unit now used
              for storage
----------------------------------------------------------------------------------------
Closing       Replace worn cutting boards                              6 months
----------------------------------------------------------------------------------------
Closing       Replace microwave (interior discolored)                  6 months
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

========================================================================================

                            PROPERTY IMPROVEMENT PLAN

                                   HOLIDAY INN
                                  SHEFFIELD, AL

                                      BASS

                                HOTELS & RESORTS

                       LICENSE RENEWAL OF THE HOLIDAY INN;
                          SHEFFIELD, AL. - LOCATION #4419

                            PROPERTY IMPROVEMENT PLAN

                                January 25, 1999

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

TABLE OF CONTENTS:

PROPERTY INFORMATION .......................................       1

LIFE SAFETY ................................................       3

EXTERIOR ...................................................       5

LOBBY/ENTRANCE/FRONT DESK ..................................       9

PUBLIC RESTROOMS ...........................................      12

FOOD SERVICE FACILITIES ....................................      14

LOUNGE FACILITIES ..........................................      15

MEETING/BANQUET ROOMS ......................................      17

ATRIUMS/POOL ENCLOSURES ....................................      18

KITCHEN ....................................................      20

INTERIOR CORRIDORS .........................................      21

GUEST ROOMS ................................................      23

GUEST ROOM BATHS ...........................................      26

BACK OF HOUSE ..............................................      27

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

PROPERTY INFORMATION

  Address: Holiday Inn - Sheffield, AL
           Florence-Muscle Shoals Area
           4900 Hatch Blvd.
           Sheffield, AL 35660
           256-381-7313

GENERAL DESCRIPTION:

This 3-story, interior corridor hotel (with ground level rooms also having exterior doors as well as interior doors) was originally constructed in 1982. The hotel will require varying degrees of renovation to all areas of the hotel; guest room areas, commercial areas and the exterior.

More specifically, the guest rooms will require the installation of the Standardized Room Decor Package, while 2/3's of the guest bathrooms will vanity/sink/hardware replacement.

The commercial areas will require a complete renovation of the restaurant and lounge.

The exterior will require roofline enhancements, new stucco finishes and replacement of the guestroom storefronts with a new insulated synthetic stucco wall system and new windows.

Submit all plans, specifications and color boards to Bass Hotels & Resorts for review and approval, prior to purchasing or renovation. Any items not submitted for approval may be required to be replaced or modified. Professional Architectural and design assistance is required. Franchisee to ensure all areas of the hotel are in complete compliance with local codes and Americans with Disabilities Act (ADA). An ADA certification letter is required to be submitted during the design review and prior to final sign off of the PIP. Owner is required to repair or replace all items and finishes in the hotel that may be damaged during the course of the renovation. Ensure all areas of the hotel are in new condition upon completion of the PIP.

During the Property Improvement process, signage from the Holiday Inn "Renovation Kit" must be put on display, in a professional manner, throughout appropriate areas of the hotel. You will receive this kit within 90 days from license execution.

All areas of the hotel must meet current Holiday Inn standards, including all supplements and addendum's.

Year Built: 1982                                  Year(s) Renovated:    1991

Parking Spaces: 250                             Swimming Pool         20 X 15
                                             Dimensions/maximum
                                                    depth:

Number of Stories: 3

Commercial Area Capacities

Food Service Facility: Great Southern Mining Company                seats: 45

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

Lounge:               Fizz                                seats:  75

Meeting/Banquet Room: Cedar, Cypress, Willow, Magnolia    seats:  450

Fitness Room:         yes X no _____

Guest Rooms:              No. of Rooms/Opening Date
   Original Rooms:        201
   1st Addition:
   2nd Addition:
   Total Rooms:           201

HVAC Systems:         (2/4 pipe: thru-wall or split system)
   Commercial Area    2/4 pipe
 Guest room Building  thru-wall

Fire Safety Systems:
   Hardwire Smoke         Commercial Area   yes X   no ___
                      Guest room Building   yes X   no ___
                      Holidomes Structure   yes ___ no ___

   Sprinkler System       Commercial Area   yes ___ no X
                      Guest room Building   yes ___ no X
                      Holidomes Structure   yes ___ no ___

This Property Improvement Plan was developed from an on-site review of the subject hotel on 1/14/99 by Jim Brink of Bass Hotels and Resorts accompanied by General Manager Linda Whitaker, and Chief Engineer Keith Yerbey.

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

LIFE SAFETY

    AREAS REQUIRING ACTION                                                     CURE/REMEDY
    ----------------------                                                     -----------
------------------------------------------------------------------------------------------------------------------------------------
FIRE SAFETY SYSTEM                    Prior to issuance of the license, written documentation must be submitted certifying that the
                                      Fire Safety System meets or exceeds Holiday Inn's Standards and that the system if fully operational as of that date.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL & PUBLIC AREAS
------------------------------------------------------------------------------------------------------------------------------------
          Emergency Lighting:         Ensure emergency lighting is in proper working condition.
------------------------------------------------------------------------------------------------------------------------------------
                  Exit Signs:         Ensure adequate exit signage is provided per standards and codes. Ensure bright illumination.
------------------------------------------------------------------------------------------------------------------------------------
              Panic Hardware:         Ensure panic hardware at all exit doors is in proper working condition.
------------------------------------------------------------------------------------------------------------------------------------
             Fire Separation:         Ensure area meets fire separation requirements per codes and standards.
------------------------------------------------------------------------------------------------------------------------------------
 Visual Heat/Smoke Detectors:         Ensure adequate heat and smoke detectors are present per code and standards.
------------------------------------------------------------------------------------------------------------------------------------
        Manual Pull Stations:         Ensure manual pull stations are present per code and standards.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PUBLIC RESTROOMS
------------------------------------------------------------------------------------------------------------------------------------
          Emergency Lighting:         Ensure emergency lighting is provided. Lights must remain on continuously in all public restrooms.
------------------------------------------------------------------------------------------------------------------------------------
 Visual Heat/Smoke Detectors:         Ensure adequate heat and smoke detectors are present per code and standards.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
HOLIDOMES/ATRIUMS/POOL ENCLOSURES
------------------------------------------------------------------------------------------------------------------------------------
          Emergency Lighting:         Ensure emergency lighting is provided at indoor pool area.
------------------------------------------------------------------------------------------------------------------------------------
                  Exit Signs:         Ensure adequate exit signage is provided at indoor pool area per standards and codes. Ensure bright illumination.
------------------------------------------------------------------------------------------------------------------------------------
              Panic Hardware:         Provide panic hardware at all exit doors in the indoor pool area.
------------------------------------------------------------------------------------------------------------------------------------
             Fire Separation:         Ensure indoor pool area meets fire separation requirements per codes and standards.
------------------------------------------------------------------------------------------------------------------------------------
 Visual Heat/Smoke Detectors:         Ensure adequate heat and smoke detectors are present at the indoor pool area per code and standards.
------------------------------------------------------------------------------------------------------------------------------------
        Manual Pull Stations:         Ensure manual pull stations are present at the indoor pool area per code and standards.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
KITCHEN
------------------------------------------------------------------------------------------------------------------------------------
          Emergency Lighting:         Ensure emergency lighting is provided.
------------------------------------------------------------------------------------------------------------------------------------
                  Exit Signs:         Ensure adequate exit signage is provided per standards and codes. Ensure bright illumination.
------------------------------------------------------------------------------------------------------------------------------------
              Panic Hardware:         Provide panic hardware at all exit doors.
------------------------------------------------------------------------------------------------------------------------------------
           Fire Extinguisher:         Provide required fire extinguishers per codes and standards.
------------------------------------------------------------------------------------------------------------------------------------
             Fire Separation:         Ensure area meets fire separation requirements per codes and standards.
------------------------------------------------------------------------------------------------------------------------------------
        Heat/Smoke Detectors:         Ensure adequate heat and smoke detectors are present per code and standards.
------------------------------------------------------------------------------------------------------------------------------------
        Manual Pull Stations:         Ensure manual pull stations are present per code and standards. Ensure a pull station is located at the rear exit door wall.
------------------------------------------------------------------------------------------------------------------------------------
                  Sprinklers:
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

------------------------------------------------------------------------------------------------------------------------------------
        Req. Number of Exits:         Ensure adequate exit signage is provided per standards and codes. Ensure bright illumination.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERIOR CORRIDORS
------------------------------------------------------------------------------------------------------------------------------------
          Emergency Lighting:         Ensure emergency lighting is provided, including in all stairwells and in all elevator cabs
------------------------------------------------------------------------------------------------------------------------------------
                  Exit Signs:         Ensure adequate exit signage is provided per standards and codes. Ensure bright illumination.
------------------------------------------------------------------------------------------------------------------------------------
              Panic Hardware:         Provide panic hardware at all exit doors.
------------------------------------------------------------------------------------------------------------------------------------
           Fire Extinguisher:         Ensure fire extinguisher boxes are recessed into corridor walls.
------------------------------------------------------------------------------------------------------------------------------------
             Fire Separation:         Ensure fire separation is maintained per standards.
------------------------------------------------------------------------------------------------------------------------------------
 Visual Heat/Smoke Detectors:         Ensure adequate heat and smoke detectors are present per code and standards, including in all stairwells.
------------------------------------------------------------------------------------------------------------------------------------
        Manual Pull Stations:         Ensure manual pull stations are present per code and standards.
------------------------------------------------------------------------------------------------------------------------------------
                  Sprinklers:
------------------------------------------------------------------------------------------------------------------------------------
        Req. Number of Exits:         Ensure adequate exit signage is provided per standards and codes. Ensure bright illumination.
------------------------------------------------------------------------------------------------------------------------------------
          Dead End (+25 Feet)
------------------------------------------------------------------------------------------------------------------------------------
Fire Separation (1 hour min)          Ensure area meets fire separation requirements per codes and standards.
------------------------------------------------------------------------------------------------------------------------------------
            Sounding Devises:         Ensure sounding devises are present per code and standards, including in all stairwells.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
GUEST ROOMS
------------------------------------------------------------------------------------------------------------------------------------
             Fire Separation:         Ensure area meets fire separation requirements per codes and standards.
------------------------------------------------------------------------------------------------------------------------------------
        Heat/Smoke Detectors:         Ensure hard wire smoke detectors are present per standards.
------------------------------------------------------------------------------------------------------------------------------------
            Visual Heat/Smoke         Ensure that visual heat and smoke detectors are present in the wheelchair accessible and
       Detectors in ADA rooms         rooms for the deaf and hard of hearing per ADAAG standards.
------------------------------------------------------------------------------------------------------------------------------------
                  Sprinklers:
------------------------------------------------------------------------------------------------------------------------------------
 Fire Separation (1 hour min)         Ensure guest rooms meet fire separation requirements per codes and standards.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BACK OF HOUSE
------------------------------------------------------------------------------------------------------------------------------------
          Emergency Lighting:         Ensure emergency lighting is provided.
------------------------------------------------------------------------------------------------------------------------------------
                  Exit Signs:         Ensure adequate exit signage is provided per standards and codes. Ensure bright illumination.
------------------------------------------------------------------------------------------------------------------------------------
              Panic Hardware:         Provide panic hardware at all exit doors.
------------------------------------------------------------------------------------------------------------------------------------
           Fire Extinguisher:         Provide required fire extinguishers per codes and standards.
------------------------------------------------------------------------------------------------------------------------------------
             Fire Separation:         Ensure area meets fire separation requirements per codes and standards.
------------------------------------------------------------------------------------------------------------------------------------
        Heat/Smoke Detectors:         Ensure adequate heat and smoke detectors are present per code and standards.
------------------------------------------------------------------------------------------------------------------------------------
        Manual Pull Stations:         Ensure manual pull stations are present per code and standards.
------------------------------------------------------------------------------------------------------------------------------------
                  Sprinklers:
------------------------------------------------------------------------------------------------------------------------------------
        Req. Number of Exits:         Ensure adequate exit signage is provided per standards and codes. Ensure bright illumination.
------------------------------------------------------------------------------------------------------------------------------------
          Dead End (+25 Feet)         Ensure area meets fire separation requirements per codes and standards.
------------------------------------------------------------------------------------------------------------------------------------
 Fire Separation (1 hour min)
------------------------------------------------------------------------------------------------------------------------------------
       18 Gauge Steel Cabinet         Provide an 18 gauge steel cabinet for storage of flammable materials.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

EXTERIOR

GENERAL DESCRIPTION:

The exterior will require moderate renovations to the Porte Cochere, roofline and facade to update the appearance and address conditional issues. Professional design assistance is required. All plans color rendernings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review.

-----------------------------------------------------------------------------------------------------------------------------------
                                       BASIS FOR
                                       ---------
                                       REQUIRED
                                       --------
AREAS REQUIRING ACTION                  ACTION                                               CURE/REMEDY
----------------------                  ------                                               -----------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BUILDING
------------------------------------------------------------------------------------------------------------------------------------
Porte Cochere                         Competitive                    The Porte Cochere requires renovation in conjunction with the exterior improvements to heighten curb appeal. Install a new decorative synthetic stucco parapet or metal hip, gable,
                                                                     mansard, or other appropriate roof structure to coincide with the new commercial and rental building roofline enhancements
                                                                     Incorporate new interesting design elements into the
                                                                     structure, such as frieze work, medallions, accent lighting and the addition of built-out column capitals and bases.
                                                                     Provide new upgraded light fixtures to the Porte Cochere
                                                                     underside and decorative fixtures at the columns.
------------------------------------------------------------------------------------------------------------------------------------
Drive through surface                 Competitive                    Provide a new colored stamped concrete or new interlocking pavers beneath the Porte Cochere. Integrate ADA compliant ramp into the new drive through surface to eliminate the steep
                                                                     existing ramp in front of the entry doors.
------------------------------------------------------------------------------------------------------------------------------------
Building roof line/arch,              Competitive                    Upgrade the existing flat, linear roof line. The roofline
finishes & features                                                  lacks detail and architectural interest. Incorporate new
                                                                     architectural details into the existing commercial building parapet with an emphasis on vertical roof line elements. These vertical roof line elements should be repeated in a
                                                                     reoccurring pattern around the structure. Conceal all rooftop equipment. Design enhancements must coordinate with the new rental building and Porte Cochere upgrades. Submit new plans to Bass Hotels & Resorts for review.
------------------------------------------------------------------------------------------------------------------------------------
Entrance doors                        Competitive                    Recommend installing power actuated (2 sets within a
                                                                     vestibule) doors for guest convenience.
------------------------------------------------------------------------------------------------------------------------------------
Color scheme                          Condition                      Provide new color scheme to update and freshen the exterior
                                      Competitive                    appearance of the Porte Cochere, commercial and rental
                                                                     buildings. Consider horizontal or vertical earth tone
                                                                     contrasting colors or shading to add interest.
------------------------------------------------------------------------------------------------------------------------------------
Service doors                                                        Repair all holes and refinish doors to like new condition.
                                                                     Replace the service door and frame into the laundry area.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

------------------------------------------------------------------------------------------------------------------------------------
Auxiliary entrance doors              Competitive                    Provide new permanent roof structures with decorative columns over the Fizz, and three side entrances. Awnings are not
                                                                     permitted. Coordinate with new Porte Cochere design.
------------------------------------------------------------------------------------------------------------------------------------
Commercial Windows/frames             Condition                      Clean oxidation and repaint if necessary to achieve like new appearance. Replace any cloudy windows or windows with broken seals. For energy savings, recommended is tinting the sloped overhead windows into Fizz or replacing them with a solid
                                                                     material.
------------------------------------------------------------------------------------------------------------------------------------
Lighting                              Competitive                    Provide new accent lighting such as concealed up-lighting from landscape beds, and replace the existing building mounted
                                                                     sconces with new sconces incorporated into the new comice
                                                                     work. Install 2 additional lamps on each parking lot fixture that currently has 2 existing lamps for a total of 4 per
                                                                     fixture.
------------------------------------------------------------------------------------------------------------------------------------
Walkways                              Condition                      Repair and resurface sidewalks where lifting, sinking, stained or damaged. Provide new topical surface treatment to return sidewalks to like new condition. Ensure consistent finish
                                                                     throughout project.
------------------------------------------------------------------------------------------------------------------------------------
Flag poles                            Standards                      Provide additional nighttime illumination per standards.
------------------------------------------------------------------------------------------------------------------------------------
Kitchen/Delivery Screen               Competitive                    Pressure wash existing delivery bay area concrete apron and maintain to an acceptable clean condition. Install a delivery gate to screen off the area from public view. Exposed chain link fencing is not permitted.
------------------------------------------------------------------------------------------------------------------------------------
News paper stands at entrance         Competitive                    Upgrade the overall appearance of the news stands with an
                                                                     enclosure that compliments the new Porte Cochere design.
------------------------------------------------------------------------------------------------------------------------------------
Trash cans                            Condition                      Replace and upgrade trash can and relocate in appropriate
                                                                     locations.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SERVICE/OUT BUILDINGS
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Recommended is putting a service building on the site to
                                                                     eliminate clutter from laundry and other areas. Architecture finishes and feature should coordinate with the new facade finishes.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RENTAL UNIT (GST. RM.)
BUILDINGS
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

------------------------------------------------------------------------------------------------------------------------------------
Building roof line / arch.            Competitive                    Upgrade the existing flat, linear roof line. Introduce
finishes & features                                                  elevation changes and vertical design elements, such as a
                                                                     decorative parapet or peak roof structure to break up the long horizontal runs. These new architectural enhancements must be repeated in a reoccurring pattern around the structure. Ensure a continuity of design between the rental building, commercial building and the Porte Cochere. Submit new plans to Bass
                                                                     Hotels & Resorts for review.
                                                                     Provide new false pilasters, over existing CMU's, along the existing exterior walls. Ensure continuity of design with the
                                                                     Porte Cochere and commercial building improvements. Conceal all drainage pipes and exposed conduits into the new stucco facade.
------------------------------------------------------------------------------------------------------------------------------------
Color scheme                          Condition                      Provide new stucco finish color scheme to update and freshen
                                      Competitive                    the exterior appearance of the Porte Cochere, commercial and rental buildings. Consider horizontal or vertical earth tone contrasting colors or shading to add interest.
------------------------------------------------------------------------------------------------------------------------------------
Auxiliary entrance doors              Competitive                    Provide new permanent building mounted roof structures with roofline to coordinate with new rental building improvements.
------------------------------------------------------------------------------------------------------------------------------------
Storefront windows/frames             Condition                      The existing spandrel and glazing systems on the guest room
                                      Competitive                    building are worn, dated and energy inefficient. As such, they will require replacement and upgrading. Remove the entire
                                                                     existing exterior guest room bay storefront system, including door and frame. Construct a new metal stud wall with an
                                                                     exterior skin assembly of sheathing and synthetic stucco
                                                                     (drywall finish on the interior). Provide new insulated window units (with integral mullions), correctly proportioned to the exterior facade, along with a new full blade louvers painted to match the stucco color. Provide new metal insulated guest room exterior entry doors. Window frames must utilize an
                                                                     accent color, bronze is not acceptable.
------------------------------------------------------------------------------------------------------------------------------------
Windows/Frames                        Condition                      Clean oxidation and repaint if necessary to achieve like new appearance. Replace any cloudy windows or windows with broken seals.
------------------------------------------------------------------------------------------------------------------------------------
HVAC/Grilles                          Competitive                    Provide new architectural louvers for all through wall HVAC units. Paint to match new accent color.
------------------------------------------------------------------------------------------------------------------------------------
Recessed fire extinguishers           Competitive                    Recess fire extinguisher cabinets into walls and columns to eliminate protrusion into the walkway traffic areas.
------------------------------------------------------------------------------------------------------------------------------------
Walkways                              Condition                      Repair and resurface sidewalks where lifting, sinking, stained or damaged. Provide new topical surface treatment to return sidewalks to like new condition. Ensure consistent finish
                                                                     throughout project.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

------------------------------------------------------------------------------------------------------------------------------------
PARKING
------------------------------------------------------------------------------------------------------------------------------------
Asphalt Parking                       Condition                      Repair any cracked and damaged parking lot surfaces to like new condition. Ensure low spots are corrected to
                                                                     eliminate/avoid ponding water.
------------------------------------------------------------------------------------------------------------------------------------
Wheelchair accessible                 Condition                      Include blue striped access aisles, signage and proper curb
parking spaces.                                                      cuts per ADA requirements.
------------------------------------------------------------------------------------------------------------------------------------
Lighting                              Standards                      Increase lighting in all parking areas to meet 1-foot candle minimum per the standards by installing 2 additional lamps to the fixtures that currently have 2 existing lamps.
------------------------------------------------------------------------------------------------------------------------------------
Curbing                               Condition                      Repair all cracked and broken curbing. Remove all painted
                                                                     curbs, unless required by local code.
------------------------------------------------------------------------------------------------------------------------------------
Transformers                          Condition                      Seek permission from the proper authorities to install an
                                                                     upgraded enclosure around the transformer.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LANDSCAPING
------------------------------------------------------------------------------------------------------------------------------------
Rental Units                                                         Install additional shrubs and hedges along the guest room
                                                                     building. Include fresh plantings with seasonal foliage to increase overall appearance.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EXTERIOR SWIMMING POOL
------------------------------------------------------------------------------------------------------------------------------------
Deck Finish                           Condition                      Provide a new topical deck surface treatment, such as Sundeck.
                                                                     Submit product specifications to Bass Hotels and Resorts for approval.
------------------------------------------------------------------------------------------------------------------------------------
Pool furnishings                      Condition                      Replace and upgrade existing pool deck furniture. Plastic
                                      Competitive                    resin furniture is not acceptable. Provide new high quality, commercial grade chairs, tables and chaise lounges. Furnish ample number of shade umbrellas for guest comfort.
------------------------------------------------------------------------------------------------------------------------------------
Whirlpool                             Standards                      Provide 15-minute timer and emergency cut-off switch per
                                                                     standards.
------------------------------------------------------------------------------------------------------------------------------------
Drainage(2 drains req.)               Standards                      Provide two anti-vortex drains per Holiday Inn standards.
(vortex)
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

LOBBY/ENTRANCE/FRONT DESK

GENERAL DESCRIPTION:

The lobby and entry vestibule will require moderate renovations to furnishings, fixtures and equipment update the appearance and address conditional issues. Professional design assistance is required. All plans, color rendenngs and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review.

------------------------------------------------------------------------------------------------------------------------------------
                                       BASIS FOR
                                       ---------
                                       REQUIRED
                                       --------
AREAS REQUIRING ACTION                  ACTION                                               CURE/REMEDY
----------------------                  ------                                               -----------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LOBBY                                                                One of the guest's first impressions of a Holiday Inn$ hotel occurs in the lobby. The lobby, therefore, must be a welcome, attractive, uncluttered space reflecting the overall decor of the hotel and maintaining comfortable, residential ambiance.
                                                                     The lobby must offer inviting, comfortable seating and
                                                                     appropriate lighting.
------------------------------------------------------------------------------------------------------------------------------------
Vestibule Doors/Frames                Condition                      Recondition to like new. Recommend installing power actuated
                                                                     (2 sets within a vestibule) doors for guest convenience.
------------------------------------------------------------------------------------------------------------------------------------
Vestibule Floor                       Condition                      Replace and upgrade the existing floor tiles with new marble tiles with a minimum static coefficient of 0.6 per ASTM 1028.
                                                                     Install recessed walk-off mat. Surface mats are not permitted.
------------------------------------------------------------------------------------------------------------------------------------
Vestibule Walls                       Condition                      Replace and upgrade existing wall finishes to coordinate with new lobby wall finishes.
------------------------------------------------------------------------------------------------------------------------------------
Vestibule Ceiling                     Condition                      Replace existing ceiling system.
------------------------------------------------------------------------------------------------------------------------------------
Vestibule Lighting                    Competitive                    Replace and upgrade lighting fixtures.
------------------------------------------------------------------------------------------------------------------------------------
Luggage Carts                         Standards                      Provide minimum 2 luggage carts per standards addendum. Carts must be stored in an appropriate area when not in use.
------------------------------------------------------------------------------------------------------------------------------------
Directional Signage                   Condition                      Install a fully coordinated directional signage package
                                      Competitive                    throughout the entire lobby, commercial and guest room areas.
                                                                     All signage must be ADA complaint.
------------------------------------------------------------------------------------------------------------------------------------
Lobby Ceiling                         Condition                      Replace and upgrade lobby ceiling with new recessed edge, 2' x
                                      Competitive                    2' architectural ceiling tiles with updated surface texture.
                                                                     Provide new decorative ceiling elements, such as coffer and beams, or tray ceiling with concealed cove lighting to add interest.
------------------------------------------------------------------------------------------------------------------------------------
Lobby Walls                                                          Replace existing wall vinyl with new 20 oz. wall vinyl.
------------------------------------------------------------------------------------------------------------------------------------
Lobby Floors                                                         Replace and upgrade the existing floor tiles with new marble tiles with a minimum static coefficient of 0.6 per ASTM 1028.
                                                                     Install recessed walk-off mat. Surface mats are not permitted.
------------------------------------------------------------------------------------------------------------------------------------
Windows                               Condition                      Paint, clad or replace existing worn aluminum window frames.
                                                                     Replace any windows with broken seals.
------------------------------------------------------------------------------------------------------------------------------------
Window Treatments                     Condition                      Install window treatments. Install new sheers with appropriate side panels and valance to soften the seating areas.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

------------------------------------------------------------------------------------------------------------------------------------
Lobby Feature                         Standards                      Provide a lobby feature or an architectural point of interest per standards, such as a focal table with large flower
                                                                     arrangement to give visual interest.
------------------------------------------------------------------------------------------------------------------------------------
Furnishings                           Condition                      Replace and upgrade furnishings with new updated seating group and occasional tables. Provide a mixture of colors. textures and fabrics for visual interest.
------------------------------------------------------------------------------------------------------------------------------------
Ceiling Lighting                      Competitive                    Provide a central chandelier to coordinate with the new lobby feature.
------------------------------------------------------------------------------------------------------------------------------------
Decor                                 Competitive                    Provide a complete art and accessories package to include
                                                                     framed original artwork, table top accessory items, well
                                                                     sealed lamps, plants and other similar items to create a
                                                                     residential environment. Coordinate the existing brochures into the new decor.
------------------------------------------------------------------------------------------------------------------------------------
Area Lighting                         Competitive                    Provide for all seating arrangements.
------------------------------------------------------------------------------------------------------------------------------------
Public Telephone                      Standards                      Install new privacy partitions, counter, and appropriate
                                      Condition                      seating for the public telephones that compliment the new
                                                                     lobby finishes. Ensure at least one phone is ADA compatible.
                                                                     Provide power outlet at the wheelchair accessible telephone and a sign indicating that a TDD is available for use at the front desk.
------------------------------------------------------------------------------------------------------------------------------------
Drinking Fountain                     Standards                      Provide a "high/low" unit for guests in wheelchairs and guests that stand.
------------------------------------------------------------------------------------------------------------------------------------
Ash/waste receptacles                                                Replace and upgrade receptacles.
------------------------------------------------------------------------------------------------------------------------------------
GM office                             Condition                      Replace and upgrade carpet. Install wall vinyl. Provide
                                                                     artwork to walls. Replace sled base chairs and round tables.
                                                                     Relocate Xerox machine from entrance; reduce clutter. Repaint doors and frames. Electrostatically paint existing filing
                                                                     cabinets.
------------------------------------------------------------------------------------------------------------------------------------
Accounting Office                     Condition                      Eliminate clutter from the office. Conceal all exposed wiring in an appropriate chase or enclosure.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REGISTRATION DESK                                                    The registration desk must be modified to comply with ADA
                                                                     requirements. Specifically, a 3' wide section located 3' above the finished floor must be provided for guests who use
                                                                     wheelchairs or guests that wish to register sitting down.
------------------------------------------------------------------------------------------------------------------------------------
Registration desk top & face          Condition                      Reconfigure front desk design as needed to eliminate the
                                      Competitive                    ability to view behind the front desk to observe transactions.

                                                                     Replace and upgrade the dated front desk facing to coordinate with other new upgraded lobby finishes. Incorporate new design elements into the facing, such as vertical and horizontal trim pieces, reveals. etc. Provide new hard surface desk top, such as marble. Plans to be reviewed by Holiday Inn for approval.
------------------------------------------------------------------------------------------------------------------------------------
Work Area Exposed                     Competitive                    Conceal all equipment and work areas from guest view.
                                                                     Eliminate all clutter from the area.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

------------------------------------------------------------------------------------------------------------------------------------
Ceiling                               Competitive                    Install a new bulkhead with soffit lighting above the
                                                                     registration counter.
------------------------------------------------------------------------------------------------------------------------------------
Walls                                                                Remove mirrors and wall sconces.
------------------------------------------------------------------------------------------------------------------------------------
Artwork                               Competitive                    Provide original art piece on wall behind the front desk. Art piece must be well scaled, decoratively framed, and should reflect locale of hotel.
------------------------------------------------------------------------------------------------------------------------------------
Floor                                 Condition                      Replace and upgrade to match new lobby carpet.
------------------------------------------------------------------------------------------------------------------------------------
Lighting                              Competitive                    Install new upgraded lighting above the registration counter.
                                                                     Existing lighting is not bright enough.
------------------------------------------------------------------------------------------------------------------------------------
Signage                               Standards                      Provide appropriate Manager on Duty and Owner/Operator
                                                                     signage. See Holiday Inn standards for proper wording.
------------------------------------------------------------------------------------------------------------------------------------
Safety Deposit Boxes                  Standards                      Replace plastic laminate top and front surfaces.
------------------------------------------------------------------------------------------------------------------------------------
Fax machine                           Standards                      Provide for guest convenience.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

PUBLIC RESTROOMS

GENERAL DESCRIPTION:

The public restrooms will require moderate renovations to furnishing, fixtures and equipment update the appearance and address conditional issues. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review.

------------------------------------------------------------------------------------------------------------------------------------
                                       BASIS FOR
                                       ---------
                                       REQUIRED
                                       --------
AREAS REQUIRE ACTION                    ACTION                                               CURE/REMEDY
--------------------                    ------                                               -----------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RESTROOM
------------------------------------------------------------------------------------------------------------------------------------
Accessible                            Standards                      Ensure that all public restrooms meet the Americans with
                                                                     Disabilities Act.
------------------------------------------------------------------------------------------------------------------------------------
Signage                               Condition                      Install signage to coordinate with overall directional signage
                                      Competitive                    package. Room signage needs to meet ADA.
------------------------------------------------------------------------------------------------------------------------------------
Entry/Door Frame(self closing)        Condition                      Repair, and refinish doors and frames to like new condition.
                                                                     Install new door hardware including handles, pulls and kick plates.
------------------------------------------------------------------------------------------------------------------------------------
Ceiling                               Condition                      Replace existing ceiling system with new 2$2 recessed
                                                                     architectural ceiling, system.
------------------------------------------------------------------------------------------------------------------------------------
Walls (4' wainscot @ plumbing wall)   Condition                      Replace existing wall finishes. Provide a new 4' tile wainscot at all fixture walls and new Type 11, 20 oz. wall vinyl at all remaining walls.
------------------------------------------------------------------------------------------------------------------------------------
Floor/cove base                       Condition                      Replace and upgrade the existing 1$1 green floor tiles.
                                      Competitive                    Replacement tiles must be a minimum 8" $ 8" in a neutral tone.
                                                                     Provide a coordinating tile cove base and threshold.
------------------------------------------------------------------------------------------------------------------------------------
Lighting                              Competitive                    Lighting must remain on continuously at all times; install
                                      Standards                      keyed switch or motion sensor.
------------------------------------------------------------------------------------------------------------------------------------
Vanity                                Condition                      Replace all vanities with new upgraded solid surface tops and fronts. Provide new under mounted sink bowls, hardware, soap dispensers and tissue dispensers. Conceal all under counter plumbing, pipes. etc. from guest view.
------------------------------------------------------------------------------------------------------------------------------------
Vanity Lighting                       Competitive                    Provide new boxed soffit lighting over the full width of the vanity. Install upgraded parabolic light diffuser.
------------------------------------------------------------------------------------------------------------------------------------
Vanity hardware                       Competitive                    Replace and upgrade to single lever handles.
------------------------------------------------------------------------------------------------------------------------------------
Mirrors                               Condition                      Replace and upgrade worn, delivered mirrors. Ensure mirrors are full width over the vanities.
------------------------------------------------------------------------------------------------------------------------------------
Soap Dispensers                       Competitive                    Integrate the soap dispensers into the "new" vanity top.
------------------------------------------------------------------------------------------------------------------------------------
Towel/waste receptacles                                              Provide new recessed or semi-recessed paper towel/trash
                                                                     receptacles. Remove any free standing trash units.
------------------------------------------------------------------------------------------------------------------------------------
Urinals/hardware                                                     Install a lowered urinal per the ADA.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

------------------------------------------------------------------------------------------------------------------------------------
Toilet Partitions                     Condition                      Replace with new upgraded plastic laminate partitions that compliment the new restroom decor. Ensure ADA requirements are meet. Provide matching urinal screens in the men's room.
------------------------------------------------------------------------------------------------------------------------------------
Reserve Toilet Tissue Dispenser       Standards                      Provide in each stall per standards.
------------------------------------------------------------------------------------------------------------------------------------
HVAC                                  Condition                      Replace and upgrade the existing HVAC vent covers.
------------------------------------------------------------------------------------------------------------------------------------
Baby Changing Stations                Standards                      Provide a baby changing station in one men's and one women's restroom.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

FOOD SERVICE FACILITIES

GENERAL DESCRIPTION:

The restaurant is currently located on a raised area of the atrium and will require a ramp that meets the ADA guidelines. Strongly recommended is relocating the restaurant into the Fizz lounge. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review. Ensure restaurant complies with the Best-4-Breakfast program.

------------------------------------------------------------------------------------------------------------------------------------
                                       BASIS FOR
                                       ---------
                                       REQUIRED
                                       --------
AREAS REQUIRE ACTION                    ACTION                                               CURE/REMEDY
--------------------                    ------                                               -----------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
FACILITIES
------------------------------------------------------------------------------------------------------------------------------------
Signage                               Condition                      Replace and upgrade signage due to worn / dated condition.
                                      Competitive                    Coordinate with new signage package throughout the hotel.
------------------------------------------------------------------------------------------------------------------------------------
Owner/Operator Sign                   Standards                      Provide per standards. See standards manual for proper wording.
------------------------------------------------------------------------------------------------------------------------------------
Walls                                 Condition                      Replace and upgrade the existing worn wall vinyl. Replacement vinyl must be a Type II, 20 oz, material.
------------------------------------------------------------------------------------------------------------------------------------
Floor                                 Condition                      Replace and upgrade worn carpet and pad. Replace existing
                                                                     floor tile. Provide new coordinating carpet, wood or low
                                                                     profile vinyl base.
------------------------------------------------------------------------------------------------------------------------------------
Steps                                 Standards                      Install adequate step lighting leading to raised seating
                                                                     areas. Ensure adequate handrails are provided to meet
                                                                     standards.
------------------------------------------------------------------------------------------------------------------------------------
Host/Cashier Station                  Standards                      Remove all storage from behind station.
                                      Condition
------------------------------------------------------------------------------------------------------------------------------------
Tables                                Condition                      Replace. Provide new to coordinate with decor theme.
------------------------------------------------------------------------------------------------------------------------------------
Chairs                                Condition                      Replace and upgrade all chairs. Provide an updated style chair to compliment the overall decor scheme of the room. Select a chair with a fabric upholstered seat and back.
------------------------------------------------------------------------------------------------------------------------------------
Kitchen Access                        Condition
------------------------------------------------------------------------------------------------------------------------------------
Buffet                                Condition                      Replace the skirted tables being used as a buffet with a new permanent built-in buffet unit which will provide proper
                                                                     heating and cooling for food items. Provide sneeze guards.
                                                                     Relocate out of the atrium area and into the restaurant.
------------------------------------------------------------------------------------------------------------------------------------
Planting                              Competitive                    Provide container plants to soften room and enhance visual interest and atmosphere.
------------------------------------------------------------------------------------------------------------------------------------
Grab & Go                             Standards                      Provide a permanent area to accommodate the Grab & Go concept.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

LOUNGE FACILITIES

GENERAL DESCRIPTION:

The lounge will require moderate renovations to furnishings, fixtures and equipment update the appearance and address conditional issues. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation ADA compliance certification letters are required at the time of plan review

------------------------------------------------------------------------------------------------------------------------------------
                                       BASIS FOR
                                       ---------
                                       REQUIRED
                                       --------
AREAS REQUIRE ACTION                    ACTION                                               CURE/REMEDY
--------------------                    ------                                               -----------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
FACILITIES
------------------------------------------------------------------------------------------------------------------------------------
Entrance                              Condition                      Replace the wall vinyl and globe lighting fixture with an
                                                                     upgraded lighting fixture.
------------------------------------------------------------------------------------------------------------------------------------
Signage                               Condition                      Replace and upgrade signage due to worn / dated condition.
                                      Competitive                    Coordinate with new signage package throughout the hotel.
------------------------------------------------------------------------------------------------------------------------------------
Owner/Operator Sign                   Standards                      Provide per standards. See standards manual for proper wording.
------------------------------------------------------------------------------------------------------------------------------------
Ceiling                                                              Replace the existing ceiling system.
------------------------------------------------------------------------------------------------------------------------------------
Walls                                                                Replace the existing wall vinyl.
------------------------------------------------------------------------------------------------------------------------------------
Floor                                 condition                      Replace and upgrade the existing worn carpet and coordinate with new decor theme.
                                                                     Refinish existing wood dance floor to like new condition or replace or remove.
                                                                     Replace 1 x 1 tile around the bar with new approved flooring.
------------------------------------------------------------------------------------------------------------------------------------
Window Treatments                     Condition                      Provide new upgraded fabric window treatments. Blinds are not permitted.
------------------------------------------------------------------------------------------------------------------------------------
Lighting                              Condition                      Provide adequate lighting for seating areas and task lighting
                                      Standards                      for servers.
------------------------------------------------------------------------------------------------------------------------------------
Lighting/Dimmer Control               Condition                      Replace lighting fixtures with new upgraded fixtures with
                                      Competitive                    provide adequate illumination. Provide decorative wall mounted and ceiling hung fixtures.
------------------------------------------------------------------------------------------------------------------------------------
Decor                                 Competitive                    Provide a new upscale decor theme to enliven the lounge. If the photos are to be part of the new decor theme then they should be professional mounted and framed and coordinated into the new concept.
------------------------------------------------------------------------------------------------------------------------------------
Tables                                Competitive                    Replace all tables.
------------------------------------------------------------------------------------------------------------------------------------
Chairs                                Condition                      Replace and upgrade all seating, including bar stools and soft seating. Ensure all new seating features fully fabric
                                                                     upholstered seats and backs.
------------------------------------------------------------------------------------------------------------------------------------
Booths                                Condition                      Replace and upgrade the booths due to worn condition. Seat backs must be a fabric upholstered material.
------------------------------------------------------------------------------------------------------------------------------------
Bar glass rack                        Competitive                    The existing rack is dated in appearance and I recommend
                                                                     removing the rack and designing an alternative method of
                                                                     storing glasses.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

------------------------------------------------------------------------------------------------------------------------------------
Bar Top/Rail/Facing                   Condition                      Replace bar top and facing with new finishes that compliment new lounge design/decor theme.
------------------------------------------------------------------------------------------------------------------------------------
Back Bar                              Condition                      Replace back bar finishes to compliment new lounge decor.
                                                                     Eliminate all clutter. Position point-of-sale system out of guest view by appropriately screening or recessing.
------------------------------------------------------------------------------------------------------------------------------------
Television Enclosures                 Competitive                    Provide for all televisions. Conceal all cables and wiring from guest view.
------------------------------------------------------------------------------------------------------------------------------------
Popcorn/Vending Machines              Competitive                    Remove or relocate machines to an appropriate location.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

MEETING/BANQUET ROOMS

GENERAL DESCRIPTION:

The pre-function and meeting areas will require moderate renovations to furnishings, fixtures and equipment update the appearance and address conditional issues. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review

------------------------------------------------------------------------------------------------------------------------------------
                                       BASIS FOR
                                       ---------
                                       REQUIRED
                                       --------
  AREAS REQUIRE ACTION                  ACTION                                               CURE/REMEDY
  --------------------                  ------                                               -----------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MEETING-BANQUET FACILITIES
------------------------------------------------------------------------------------------------------------------------------------
Prefunction Area                      Condition                      Replace the existing ceiling tiles.
------------------------------------------------------------------------------------------------------------------------------------
Door Hardware/Frames                  Condition                      Replace the pink doors and sand the frames. Coordinate with new decor theme.
------------------------------------------------------------------------------------------------------------------------------------
Door Signage                          Competitive                    Replace and upgrade signage due to worn / dated condition.
                                                                     Coordinate with new signage package throughout the hotel.
------------------------------------------------------------------------------------------------------------------------------------
Door Viewer                           Standards                      Provide door viewers per the standards at 48 inches above the finish floor.
------------------------------------------------------------------------------------------------------------------------------------
Ceiling                               Standards                      Replace the existing ceiling system with a new 2x2 recessed
                                      Competitive                    ceiling tile system.
------------------------------------------------------------------------------------------------------------------------------------
Walls                                 Competitive                    Install new type II wall vinyl on all walls. Refinish all wood trim, base and chair rails.
------------------------------------------------------------------------------------------------------------------------------------
Partitions (50 STC Min.)              Condition                      Install new type II wall vinyl on all partitions.
------------------------------------------------------------------------------------------------------------------------------------
Floor                                 Condition                      Replace the carpet.
------------------------------------------------------------------------------------------------------------------------------------
Tables                                Condition                      Replace and upgrade any worn tables.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

ATRIUMS/POOL ENCLOSURES

GENERAL DESCRIPTION:

The fitness room will require moderate renovations to furnishings, fixtures and equipment update the appearance and address conditional issues. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review

------------------------------------------------------------------------------------------------------------------------------------
                                       BASIS FOR
                                       ---------
                                       REQUIRED
                                       --------
AREAS REQUIRE ACTION                    ACTION                                               CURE/REMEDY
--------------------                    ------                                               -----------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STRUCTURE BUILDING                    Competitive                    The existing atrium space is drab, dark and uninviting. Create
                                      Condition                      a more enlivened atmosphere, one that is bright and bold.
                                                                     Bring the facing guest rooms into the new vibrant interior make these guests want to keep their drapes open. Design in liberal amounts of accent decor items, such as colorful accent walls, ceiling banners, flags, hanging light fixtures,
                                                                     umbrellas, contemporary furniture and like items. Add
                                                                     pavilions, trellises and other structures to bring down the level of the space. Brighten up the area with new light
                                                                     fixtures utilizing a variety of lighting techniques. Round out the design with upgraded hardscape and generous amounts of exotic landscaping. Professional design assistance is
                                                                     required. Submit all plans to Bass Hotels & Resorts for review.

------------------------------------------------------------------------------------------------------------------------------------
Ceiling                                                              Replace the existing ceiling tile. Ensure skylights are not leaking.
------------------------------------------------------------------------------------------------------------------------------------
Walls                                                                Where the exterior and interior block walls are seen together:
                                                                     continue the stucco finishes into the interior CMU's walls. On the remaining blocks walls not covered in stucco; stain the block to match the new stucco color.
------------------------------------------------------------------------------------------------------------------------------------
Floor                                                                Replace the existing floor tiles.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

FITNESS ROOM                                                         Furnish per the Holiday Inn "Fitness Center
                                                                     Guidelines/Standards" manual.
------------------------------------------------------------------------------------------------------------------------------------
Entrance                              Condition                      Provide a new entrance from the pool side of the fitness
                                                                     center.
------------------------------------------------------------------------------------------------------------------------------------
Restroom                              Condition                      Either make the restroom wheelchair accessible or consider removing it. Maybe provide a sink and vanity only.
------------------------------------------------------------------------------------------------------------------------------------
Ceiling                               Standards                      Minimum 8' high, 10' recommended.
------------------------------------------------------------------------------------------------------------------------------------
Walls                                 Standards                      Provide one fully mirrored wall.
------------------------------------------------------------------------------------------------------------------------------------
Floor                                 Standards                      Provide a minimum 28 oz. carpet per Fitness Center standards.
------------------------------------------------------------------------------------------------------------------------------------
Door/Frame (elec. Lock)               Standards                      Provide with electronic lock.
------------------------------------------------------------------------------------------------------------------------------------
Visual access                         Standards                      Provide a glass door, door viewer or window with a minimum of
                                                                     144 sq. in. of continuous viewing space.
------------------------------------------------------------------------------------------------------------------------------------

                           PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

------------------------------------------------------------------------------------------------------------------------------------
HVAC                                  Standards                      Provide to maintain a constant 68-72 degrees Fahrenheit
                                                                     temperature.
------------------------------------------------------------------------------------------------------------------------------------
Exercise Equipment                    Standards                      3 pieces of brand name exercise equipment are required, such
(minimum 3, depending on                                             as Lifecycle. Stairmaster and Nordic-track. Minimum 2
size of hotel)                                                       treadmills and 1 upright bike required. Include equipment
                                                                     instructions.
------------------------------------------------------------------------------------------------------------------------------------
House Telephone                       Standards                      Provide a house phone that rings directly to the switchboard.
------------------------------------------------------------------------------------------------------------------------------------
Magazine Rack                         Competitive                    Recommended to provide.
------------------------------------------------------------------------------------------------------------------------------------
Drinking Water                        Standards                      Provide a chilled drinking water fountain or chilled bottled water cooler per standards.
------------------------------------------------------------------------------------------------------------------------------------
Towels and towel racks                Standards                      Provide per the Holiday Inn Fitness Center Guidelines/Standards
------------------------------------------------------------------------------------------------------------------------------------
Area map                              Standards                      Provide a detailed map of the area around the hotel showing streets, landmarks a distances, including 1.3 and 6 mile
                                                                     routes.
------------------------------------------------------------------------------------------------------------------------------------
Clock                                 Standards                      A wall mounted minimum size 14" diameter clock is required.
------------------------------------------------------------------------------------------------------------------------------------
TV                                    Standards                      Provide a 25" minimum size T.V.
------------------------------------------------------------------------------------------------------------------------------------
Artwork                               Competitive                    Provide colorful graphics with a sports theme.
------------------------------------------------------------------------------------------------------------------------------------
Scale                                 Standards                      Provide per standards.
------------------------------------------------------------------------------------------------------------------------------------
Lighting                              Standards                      Provide 50-60 foot-candles of ambient neutral color
                                                                     temperature fluorescent lighting per standards.
------------------------------------------------------------------------------------------------------------------------------------
INTERIOR POOL/SAUNA/WHIRLPOOL
------------------------------------------------------------------------------------------------------------------------------------
Pool furnishings                      Condition                      Replace and upgrade existing pool deck furniture. Provide new high quality, commercial grade chairs, tables and chaise
                                                                     lounges. Furnish ample number of shade umbrellas for guest comfort.
------------------------------------------------------------------------------------------------------------------------------------
Whirlpool (15timer & Kill switch?)                                   Ensure that the 15 timer and kill switch is in proper working condition.
------------------------------------------------------------------------------------------------------------------------------------
Drainage (2 drains req.)(vortex)                                     Install an anti vortex drain.
------------------------------------------------------------------------------------------------------------------------------------
Fence                                 Standard                       Pool must be secured with appropriately designed, decorative
                                                                     4'0" minimum height fence with a self-closing and latching gate.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

KITCHEN

GENERAL DESCRIPTION:

------------------------------------------------------------------------------------------------------------------------------------
                                       BASIS FOR
                                       ---------
                                       REQUIRED
                                       --------
AREAS REQUIRE ACTION                    ACTION                                               CURE/REMEDY
--------------------                    ------                                               -----------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
FACILITIES
------------------------------------------------------------------------------------------------------------------------------------
Ceiling (Washable)                                                   Replace damage ceiling tile.
------------------------------------------------------------------------------------------------------------------------------------
Equipment                                                            Install a metal shield between the grease fryer and the open flame grille.
------------------------------------------------------------------------------------------------------------------------------------
Walk-ins                                                             Replace seals on all walk-ins.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

INTERIOR CORRIDORS

GENERAL DESCRIPTION:

The interior corridors will require moderate renovations to furnishings, fixtures and equipment update the appearance and address conditional issues. Professional design assistance is required. All plans color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review

------------------------------------------------------------------------------------------------------------------------------------
                                       BASIS FOR
                                       ---------
                                       REQUIRED
                                       --------
AREAS REQUIRE ACTION                    ACTION                                               CURE/REMEDY
--------------------                    ------                                               -----------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CORRIDOR
------------------------------------------------------------------------------------------------------------------------------------
Doors                                 Condition                      Repaint all door frames in conjunction with the guest room improvements.
------------------------------------------------------------------------------------------------------------------------------------
Signage                               Condition                      Replace all signage, including door numbers, vending, and
                                      Standards                      directional, with new upgraded signage package. All
                                      Competitive                    non-smoking rooms must have designated signage. All signage must be ADA compliant, and be consistent throughout the hotel.
                                                                     Return doors to like new condition where old signage was
                                                                     removed from the doors.
------------------------------------------------------------------------------------------------------------------------------------
Walls                                 Condition                      Replace and upgrade existing wall vinyl with new Type II wall vinyl. Replace and upgrade chair rail with new architectural millwork.
                                                                     Remove ash urns from walls.
                                                                     Provide an architectural millwork package to further enhance improvements.
------------------------------------------------------------------------------------------------------------------------------------
Misc. Doors                                                          Repair any damaged or worn doors and frames.
------------------------------------------------------------------------------------------------------------------------------------
Floor                                                                Replace carpet on the 3rd floor. Remove the 12 inch base and replace with a 4 - 6 inch carpet base.
------------------------------------------------------------------------------------------------------------------------------------
Lighting                                                             Replace the existing wall sconces with new light sconces that do not protrude more than 4 inches from the wall. Install 4 additional sconces in each corridor. Center between existing locations. Corridors must have 20 foot candles of light per the standards.
                                                                     Replace the under sized fluorescent fixtures at the guest room bulk heads with fixtures that span the full length of the bulk head.
------------------------------------------------------------------------------------------------------------------------------------
Window Treatments                                                    Install window treatments at the window ends of all corridors.
------------------------------------------------------------------------------------------------------------------------------------
Misc. vents & grills                  Condition                      Replace any damaged miscellaneous vents and grills.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VENDING
------------------------------------------------------------------------------------------------------------------------------------
Alcoves                               Standards                      Relocate all vending machines to appropriate vending alcoves.
                                                                     Vending alcoves must include full height wing walls, Type II wallcovering or acrylic knockdown wall finish, appropriate lighting and fully grounded electrical outlets (GFIC).
------------------------------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

------------------------------------------------------------------------------------------------------------------------------------
Walls                                 Condition                      Replace with new upgraded wall finishes to match the corridor.
------------------------------------------------------------------------------------------------------------------------------------
ELEVATORS                                                            Ensure elevators meet ADA.
------------------------------------------------------------------------------------------------------------------------------------
Door Finish                           Condition                      Paint elevator doors and frames to coordinate with finishes.
------------------------------------------------------------------------------------------------------------------------------------
Ceiling                                                              Replace existing ceiling with new ceiling system.
------------------------------------------------------------------------------------------------------------------------------------
Walls                                                                Replace existing plastic laminate with new upgraded design.
------------------------------------------------------------------------------------------------------------------------------------
Floor Finish                          Condition                      Replace and upgrade to match and/or coordinate with lobby and corridor floor finishes.
------------------------------------------------------------------------------------------------------------------------------------
Lighting                              Condition                      Provide additional lighting to increase illumination.
------------------------------------------------------------------------------------------------------------------------------------

                           PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN:
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

GUEST ROOMS

GENERAL DESCRIPTION:

The guest rooms will require moderate renovations to furnishings, fixtures and equipment update the appearance and address conditional issues. A total of 8 wheelchair accessible are required 2 of which shall have a roll in shower. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review

-------------------------------------------------------------------------------------------------------------
                                      BASIS FOR
                                      REQUIRED
 AREAS REQUIRE ACTION                  ACTION                                       CURE/REMEDY
-------------------------------------------------------------------------------------------------------------
STRUCTURE BASE BUILDING
-------------------------------------------------------------------------------------------------------------
Doors/Hardware
-------------------------------------------------------------------------------------------------------------
Door Numbers                          Standards                       Provide new ADA complaint guest room
                                                                      door number plaques. Plaques must
                                                                      have raised numbers and Braille
                                                                      inscription. Mount plaques 60" above
                                                                      the finished floor on the wall
                                                                      adjacent to the latch side of the door.
-------------------------------------------------------------------------------------------------------------
Self-Closing                          Standards                       Ensure all self-closing devices are
                                                                      properly adjusted and fully
                                                                      operational.
-------------------------------------------------------------------------------------------------------------
Closet walls                                                          Install new wall finish to coordinate
                                                                      with guest room wall finish.
-------------------------------------------------------------------------------------------------------------
Soundproofing                         Standards                       Provide sound gasket at connecting
                                                                      room doors per standards.
-------------------------------------------------------------------------------------------------------------
Electrical Outlets                    Standards                       Ensure an electrical outlet and data
                                                                      port are conveniently located near
                                                                      all work surface areas. Eliminate
                                                                      excessive cord visibility by
                                                                      installing addition outlets as
                                                                      required to service the equipment.
-------------------------------------------------------------------------------------------------------------
Service vanity                                                        Replace all black plastic laminate on
                                                                      service vanities.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
INTERIOR BUILDING
FINISHES/LIGHTING
-------------------------------------------------------------------------------------------------------------
Ceiling                               Condition                       Repaint ceilings to like new
                                                                      condition. Repair any irregularities
                                                                      prior to painting.
-------------------------------------------------------------------------------------------------------------
Walls                                 Condition                       Replace and upgrade existing wall
                                                                      finishes. Provide new Holiday Inn
                                                                      standardized room decor wall vinyl or
                                                                      color integrated acrylic knockdown
                                                                      wall finish per specifications. All
                                                                      existing wall finishes must be
                                                                      removed, and wall appropriately
                                                                      prepared prior to receipt of new wall
                                                                      finish.
-------------------------------------------------------------------------------------------------------------
Floor                                 Condition                       Replace and upgrade worn carpet and
                                                                      pad. Provide a new Holiday Inn
                                                                      standardized room decor carpet.
                                                                      Provide a coordinating carpet base or
                                                                      2-1/2" straight vinyl base. Prepare
                                                                      floor surfaces prior to installation
                                                                      of new floor finishes.
-------------------------------------------------------------------------------------------------------------
Entry Light                           Competitive                     Replace and upgrade with decorative
                                                                      wall sconce.
-------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

-------------------------------------------------------------------------------------------------------------
Lighting                              Condition                       Replace and upgrade existing worn
                                                                      guest room lighting package to
                                                                      include new table and floor lamps
                                                                      with new Holiday Inn standardized
                                                                      room decor lighting. Wall mounted
                                                                      lamps will not be acceptable.
                                                                      Coordinate all lamps and shades. All
                                                                      bulbs must provide a minimum of 100
                                                                      watts of light. Provide touch sensitive
                                                                      fixtures in ADA accessible rooms.
                                                                      Provide smart lamps at work areas.
                                                                      Replace and upgrade ceiling mounted
                                                                      entry lights.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
SOFT GOODS                                                            All new soft goods must comply with
                                                                      the new Holiday Inn standardized room
                                                                      decor program.
-------------------------------------------------------------------------------------------------------------
Window Treatment                      Condition                       Replace all drapes with new upgraded
                                      Standards                       window treatments that comply with
                                                                      the new Holiday Inn standardized room
                                                                      decor program. These include sheers
                                                                      and over-drapes with blackout lining.
-------------------------------------------------------------------------------------------------------------
Linens                                Condition                       Replace all worn lines. Ensure new
                                                                      linens meet Holiday Inn minimum
                                                                      weight standards.
-------------------------------------------------------------------------------------------------------------
Bedspreads                            Condition                       Replace bedspreads with new bedspreads
                                      Standards                       and optional dust ruffles that comply
                                                                      with the new Holiday Inn standardized
                                                                      room decor program.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
CASE GOODS                                                            Replace all Americans of Martinsville
                                                                      casegoods. Including all headboards.
                                                                      night stands, desks, activity tables,
                                                                      credenzas and credenza mirrors,
                                                                      occasional tables, and luggage benches
                                                                      by Jan. 1, 2003.

                                                                      Refinish any existing damaged
                                                                      casegoods to like new condition in
                                                                      conjuction with this renovation.

                                                                      Ensure all rooms are furnished per
                                                                      Holiday Inn standards.

                                                                      All new room furnishings must comply
                                                                      with the new Holiday Inn standardized
                                                                      guest room decor program.
-------------------------------------------------------------------------------------------------------------
Credenza                              Standards                       Replace existing credenzas with new
                                                                      armoires per the standardized guest
                                                                      room decor program.
-------------------------------------------------------------------------------------------------------------
Activity Chair                        Condition                       Reupholster with the SRD approved
                                                                      fabric.
-------------------------------------------------------------------------------------------------------------
Desk Chair                            Condition                       Replace with new ergonomic chair per
                                                                      standardized guest room decor program
                                                                      with Krypton fabric.
-------------------------------------------------------------------------------------------------------------
Sofa                                  Condition                       Replace any worn sofa fabric and
                                                                      coordinate with the SRD upon
                                                                      replacement. Replace all sofas by Jan
                                                                      1, 2002.
-------------------------------------------------------------------------------------------------------------
Artwork                               Condition                       Replace all artwork to meet the
                                                                      Holiday Inn standardized room decor
                                                                      program.
-------------------------------------------------------------------------------------------------------------
Mattresses                            Condition                       Replace any worn, sagging mattresses.
-------------------------------------------------------------------------------------------------------------
Bed Frame                             Standards                       Open bed frames are required in
                                                                      wheelchair accessible guest rooms.
-------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

-------------------------------------------------------------------------------------------------------------
EQUIPMENT
-------------------------------------------------------------------------------------------------------------
Televisions (25")                     Standards                       Replace all existing undersized
                                                                      televisions with new 25" units.
-------------------------------------------------------------------------------------------------------------
Refrigerator/Microwave                Competitive                     Provide a new piece of furniture to
                                                                      match new case goods to house the
                                                                      refrigerator and microwave units.
-------------------------------------------------------------------------------------------------------------
Coffee Makers                         Standards                       Install in all rooms per standards.
-------------------------------------------------------------------------------------------------------------
MOT                                   Standards                       Comply with all Moment of Truth
                                                                      Standards as deadline dates become
                                                                      affective.
-------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

GUEST ROOM BATHS

GENERAL DESCRIPTION:

The guest bath rooms will require moderate renovations to furnishings, fixtures and equipment update the appearance and address conditional issues. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation ADA compliance certification letters are required at the time of plan review

-------------------------------------------------------------------------------------------------------------
                                      BASIS FOR
                                      REQUIRED
AREAS REQUIRE ACTION                   ACTION                                      CURE/REMEDY
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
FACILITIES
-------------------------------------------------------------------------------------------------------------
Entry Doors/Frames                    Condition                       Repair, paint and restore doors and
                                                                      frames to like new condition. Replace
                                                                      any corroded door hardware.
-------------------------------------------------------------------------------------------------------------
Walls                                 Condition                       Replace any worn wall vinyl.
-------------------------------------------------------------------------------------------------------------
Floors                                Condition                       Regrout floor tiles to like new
                                                                      condition.
-------------------------------------------------------------------------------------------------------------
Ceiling                                                               Paint any stained ceilings.
-------------------------------------------------------------------------------------------------------------
Vanities                              Condition                       Replace and upgrade vanities with new
                                                                      cultured marble, natural stone or
                                                                      other solid surface material in the
                                                                      120 guest rooms with the old orange
                                                                      vanities.
-------------------------------------------------------------------------------------------------------------
Sinks                                 Condition                       Install under-mounted sinks and new
                                                                      single lever sink hardware in
                                                                      conjunction with vanity top replacement
                                                                      in the 120 guest rooms.
-------------------------------------------------------------------------------------------------------------
Vanity Hardware                                                       Replace and upgrade to single lever
                                                                      handles.
-------------------------------------------------------------------------------------------------------------
Vanity Mirrors                        Condition                       Replace and any de-silvered mirrors.
                                                                      Recommend wood frame for upgrade
                                                                      appearance.
-------------------------------------------------------------------------------------------------------------
Bathtubs                              Condition                       Recondition to like new or replace.
-------------------------------------------------------------------------------------------------------------
Bathtub Hardware                      Condition                       Replace tarnished and scratched tub
                                                                      hardware.
-------------------------------------------------------------------------------------------------------------
Mechanical Exhaust                    Condition                       Replace any damaged or worn exhaust
                                                                      vents.
-------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

BACK OF HOUSE

GENERAL DESCRIPTION:

-------------------------------------------------------------------------------------------------------------
                                      BASIS FOR
                                      REQUIRED
AREAS REQUIRE ACTION                   ACTION                                   CURE/REMEDY
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
SERVICE AREAS/ROOMS
-------------------------------------------------------------------------------------------------------------
Service Corridors                                                     Pressure wash service corridor to
                                                                      Dumpster.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
MAINTENANCE SHOP
-------------------------------------------------------------------------------------------------------------
Other                                                                 Paint walls and floors.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
LAUNDRY/HOUSEKEEPING
-------------------------------------------------------------------------------------------------------------
Walls                                                                 Replace damaged walls.
-------------------------------------------------------------------------------------------------------------
Floors                                                                Replace floor tiles.
-------------------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN

                                   HOLIDAY INN
                                JEKYLL ISLAND, GA

                                      BASS
                                ----------------
                                HOTELS & RESORTS

                            PROPOSED LICENSE RENEWAL
                   OF THE HOLIDAY INN HOTEL JEKYLL - OCEANSIDE
                       JEKYLL ISLAND, GA - LOCATION # 2619

                            PROPERTY IMPROVEMENT PLAN

                                JANUARY 12, 1999

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

TABLE OF CONTENTS:

PROPERTY INFORMATION...........................   1

LIFE SAFETY....................................   3

EXTERIOR.......................................   5

LOBBY/ENTRANCE/FRONT DESK......................  10

PUBLIC RESTROOMS...............................  12

FOOD SERVICE FACILITIES........................  13

LOUNGE FACILITIES..............................  14

MEETING/BANQUET ROOMS..........................  16

HOLIDOMES/ATRIUMS/POOL ENCLOSURES..............  17

KITCHEN........................................  18

INTERIOR CORRIDORS.............................  19

GUEST ROOMS....................................  22

GUEST ROOM BATHS...............................  26

BACK OF HOUSE..................................  28

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

PROPERTY INFORMATION

         Address: Holiday Inn Hotel
                  Jekyll - Oceanside
                  200 South Beachview Drive
                  Jekyll Island, GA 31520

GENERAL DESCRIPTION:

This hotel is comprised of a four story building connected to the commercial building and three two story buildings to the north. All of the guestrooms are accessed through central interior corridors and half have exterior balconies accessed through sliding doors. The exterior of the commercial building, as well as the rental units buildings, is undergoing major renovation, to include, installation of new roofline/parapet design features, improvements to the main entry canopy, and concealment of the dated facades with synthetic stucco. Also required is replacement of the storefront with new punched windows and synthetic stucco side panels. The commercial areas require major renovation, to include a complete refurbishment of the lobby, some repair in the restrooms, and ceiling work in the meeting areas, restaurant and lounge. The guestrooms/guest bathrooms also require a major renovation, including replacement of all casegoods, wall finishes, lighting fixtures, carpet, vanities, plumbing fixtures and hardware in at least 149 of the 205 rooms. The other 56 rooms will require renovation to meet the Standardized Room Decor Program requirements, but are in acceptable condition for the interim.

Professional Architectural and design assistance is required. Submit all plans, specifications and color boards to Bass Hotels & Resorts for review and approval, prior to purchasing or renovation. Any items not submitted for approval may be required to be replaced or modified. Professional Architectural and design assistance is required. Franchisee to ensure all areas of the hotel are in complete compliance with local codes and Americans with Disabilities Act
(ADA) and current Bass Hotels & Resorts life safety and facility standards. Owner is required to repair or replace all items and finishes in the hotel that may be damaged during the course of the renovation. Ensure all areas of the hotel are in new condition upon completion of the PIP.

During the Property Improvement process, signage from the Holiday Inn "Renovation Kit" must be put on display, in a professional manner, throughout appropriate areas of the hotel. You will receive this kit within 90 days from license execution.

All areas of the hotel must meet current Holiday Inn standards, including all supplements and addenda.

Year Built: 1976                Year(s) Renovated: Ongoing

Parking Spaces: 350                Swimming Pool          30 x 80
                                 Dimensions/maximum       8'-0" max. depth
                                      depth:

Number of Stories: 4/2

COMMERCIAL AREA CAPACITIES

Food Service Facility:  Remington's Bar and Grill   seats:   180

Lounge:                 Remington's Bar and Grill   seats:    57

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

Meeting/Banquet Room: Grand Ballroom           seats: 600

Fitness Room:     yes  X   no_____

Guest Rooms:                   No. of Rooms/Opening Date
            Original Rooms:    110/76
             1st. Addition:    44
             2nd. Addition:    35
               Total Rooms:    205

HVAC Systems:                 (2/4 pipe; thru-wall or split system)
           Commercial Area    Rooftop
       Guest room Building    PTAC

Fire Safety Systems:
        Hardwire Smoke       Commercial Area   yes X      no_____
                         Guest room Building   yes X      no

        Sprinkler System     Commercial Area   yes_____   no  X
                         Guest room Building   yes_____   no  X

This Property Improvement Plan was developed from an on-site review of the subject hotel on January 12, 1999 by Liz York accompanied by Dan Coleman (G.M.).

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

LIFE SAFETY

--------------------------------------------------------------------------------------------------------------------
            AREAS REQUIRING ACTION                                            CURE/REMEDY
--------------------------------------------------------------------------------------------------------------------
FIRE SAFETY SYSTEM                                         Prior to issuance of the license, written
                                                           documentation must be submitted
                                                           certifying that the Fire Safety System
                                                           meets or exceeds Holiday Inn's Standards
                                                           and that the system if fully operational
                                                           as of that date.
--------------------------------------------------------------------------------------------------------------------
LOBBY/ENTRANCE/FRONT DESK - LIFE SAFETY                    Ensure that all life-safety equipment is in perfect
                                                           working order.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
PUBLIC RESTROOMS - LIFE SAFETY                             Ensure that all life-safety equipment is in perfect
                                                           working order.
--------------------------------------------------------------------------------------------------------------------
  Emergency Lighting:                                      Provide emergency lighting.
--------------------------------------------------------------------------------------------------------------------
    Visual Heat/Smoke                                      Ensure adequate heat and smoke detectors are present
           Detectors:                                      per code and standards.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
LOUNGE FACILITIES - LIFE SAFETY                            Ensure that all emergency equipment is functioning
                                                           properly.
--------------------------------------------------------------------------------------------------------------------
          Exit Signs:                                      Sign on right is not lit. Replace or repair. All signs
                                                           must match.
--------------------------------------------------------------------------------------------------------------------
    Visual Heat/Smoke                                      Ensure adequate heat and smoke detectors are present per
           Detectors:                                      code and standards.
--------------------------------------------------------------------------------------------------------------------
Req. Number of Exits:                                      Ensure that number of exits satisfies all code and Bass
                                                           Hotels & Resorts requirements.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
MEETING/BANQUET ROOMS - LIFE SAFETY                        Ensure that all life-safety equipment is in perfect
                                                           working order.
--------------------------------------------------------------------------------------------------------------------
Req. Number of Exits:                                      Ensure that # of exits satisfies all code and Bass Hotels
                                                           & Resorts requirements.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
HOLIDOMES/ATRIUMS/POOL ENCLOSURES - LIFE SAFETY            Ensure that all life-safety equipment is in perfect
                                                           working order.
--------------------------------------------------------------------------------------------------------------------
  Emergency Lighting:                                      Ensure emergency lighting is provided.
--------------------------------------------------------------------------------------------------------------------
          Exit Signs:                                      Ensure adequate exit signage is provided per standards
                                                           and codes. Ensure bright illumination.
--------------------------------------------------------------------------------------------------------------------
      Panic Hardware:                                      Provide panic hardware at all exit doors
--------------------------------------------------------------------------------------------------------------------
       Step Lighting:
--------------------------------------------------------------------------------------------------------------------
     Fire Separation:                                      Ensure area meets fire separation requirements per codes
                                                           and standards.
--------------------------------------------------------------------------------------------------------------------
    Visual Heat/Smoke                                      Ensure adequate heat and smoke detectors are present per
           Detectors:                                      code and standards.
--------------------------------------------------------------------------------------------------------------------
Manual Pull Stations:                                      Ensure manual pull stations are present per code and
                                                           standards.
--------------------------------------------------------------------------------------------------------------------
          Sprinklers:                                      Install missing trim rings.
--------------------------------------------------------------------------------------------------------------------
Req. Number of Exits:                                      Ensure that # of exits satisfies all code and Bass Hotels
                                                           & Resorts requirements.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
KITCHEN - LIFE SAFETY                                      Ensure that all equipment is in perfect working order.
--------------------------------------------------------------------------------------------------------------------
  Emergency Lighting:                                      Ensure emergency lighting is provided.
--------------------------------------------------------------------------------------------------------------------
          Exit Signs:                                      Ensure adequate exit signage is provided per standards
                                                           and codes. Ensure bright illumination.
--------------------------------------------------------------------------------------------------------------------
      Panic Hardware:                                      Provide panic hardware at all exit doors
--------------------------------------------------------------------------------------------------------------------
     Fire Separation:                                      Ensure area meets fire separation requirements per codes
                                                           and standards.
--------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

--------------------------------------------------------------------------------------------------------------------
Heat/Smoke Detectors:                                      Ensure adequate heat and smoke detectors are present per
                                                           code and standards.
--------------------------------------------------------------------------------------------------------------------
Manual Pull Stations:                                      Ensure manual pull stations are present per code and
                                                           standards.
--------------------------------------------------------------------------------------------------------------------
Req. Number of Exits:                                      Ensure that # of exits satisfies all code and Bass Hotels
                                                           & Resorts requirements.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
INTERIOR CORRIDORS - LIFE SAFETY                           Ensure that all emergency equipment is functioning
                                                           properly.
--------------------------------------------------------------------------------------------------------------------
          Exit Signs:                                      Ensure adequate exit signage is provided per standards
                                                           and codes. Ensure bright illumination.
--------------------------------------------------------------------------------------------------------------------
      Panic Hardware:                                      Remove door knobs from stairwell doors and install panic
                                                           bar hardware.
--------------------------------------------------------------------------------------------------------------------
    Visual Heat/Smoke                                      Ensure adequate heat and smoke detectors are present per
           Detectors:                                      code and standards.
--------------------------------------------------------------------------------------------------------------------
Manual Pull Stations:                                      Ensure manual pull stations are present per code and
                                                           standards.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
GUEST ROOMS - LIFE SAFETY                                  Ensure that all life-safety equipment is in perfect
                                                           working order.
--------------------------------------------------------------------------------------------------------------------
    Visual-Heat/Smoke                                      in ADA rooms Provide approved hardwired
           Detectors:                                      speaker/strobe heat/smoke detectors in ADA rooms.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
BACK OF HOUSE - LIFE SAFETY                                Ensure that all life-safety equipment is in perfect
                                                           working order.
--------------------------------------------------------------------------------------------------------------------
  Emergency Lighting:                                      Ensure emergency lighting is provided.
--------------------------------------------------------------------------------------------------------------------
          Exit Signs:                                      Ensure adequate exit signage is provided per standards
                                                           and codes. Ensure bright illumination.
--------------------------------------------------------------------------------------------------------------------
      Panic Hardware:                                      Ensure operation and location of panic hardware at all
                                                           doors that exit to the exterior per code and standards.
--------------------------------------------------------------------------------------------------------------------
   Fire Extinguisher:                                      Ensure adequate extinguishers are present per code and
                                                           standards.
--------------------------------------------------------------------------------------------------------------------
     Fire Separation:                                      Ensure area meets fire separation requirements per codes
                                                           and standards.
--------------------------------------------------------------------------------------------------------------------
    Visual Heat/Smoke                                      Ensure adequate heat and smoke detectors are present per
           Detectors:                                      code and standards.
--------------------------------------------------------------------------------------------------------------------
Manual Pull Stations:                                      Ensure manual pull stations are present per code and
                                                           standards.
--------------------------------------------------------------------------------------------------------------------
          Sprinklers:                                      Install missing trim rings.
--------------------------------------------------------------------------------------------------------------------
Req. Number of Exits:                                      Ensure that # of exits satisfies all code and Bass Hotels
                                                           & Resorts requirements.
--------------------------------------------------------------------------------------------------------------------
      Fire Separation                                      Ensure area meets fire separation requirements per codes
         (1 hour min)                                      and standards.
--------------------------------------------------------------------------------------------------------------------
18 Gauge Steel Cabinet                                     Ensure that this is provided in the maintenance shop.
--------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

EXTERIOR

GENERAL DESCRIPTION:

The exterior facades of the rental units are bland, dated and lack visual interest. The landscaping requires enhancing and enlargement of scope. Professional design assistance is required. Submit architectural plans, elevations and renderings to Bass Hotels & Resorts for review.

---------------------------------------------------------------------------------------------------------------
                                          BASIS FOR
                                          REQUIRED
      AREAS REQUIRE ACTION                 ACTION                     CURE/REMEDY
---------------------------------------------------------------------------------------------------------------
COMMERCIAL BUILDING                                                   Exterior work is in process.
                                                                      All work must be completed
                                                                      per approved plans.
---------------------------------------------------------------------------------------------------------------
Drive through surface                     Condition                   Install pavers or stamped
                                                                      concrete/stamped asphalt coating
                                                                      beneath the canopy. Integrate ramps
                                                                      with the driving surface to eliminate
                                                                      curbs in front of the entry doors.
---------------------------------------------------------------------------------------------------------------
Entrance doors                            Condition                   Replace existing aluminum storefront
                                                                      doors and fixed glass with a new
                                                                      upgraded window wall system and new
                                                                      energy efficient entry doors.
---------------------------------------------------------------------------------------------------------------
Service doors                             Condition                   Refinish service doors to
                                                                      like new condition ensuring
                                                                      coordination with the new look of the
                                                                      completed renovation.
---------------------------------------------------------------------------------------------------------------
Auxiliary entrance doors                  Condition                   Replace with new doors that complement
                                                                      the new main entry doors.
---------------------------------------------------------------------------------------------------------------
Lighting                                  Condition                   Replace all existing commercial
                                                                      building lighting. Provide a new,
                                                                      upgraded lighting design package
                                                                      which provides safety lighting in
                                                                      parking areas, stairways, ramps,
                                                                      etc.; decorative lighting along
                                                                      walkways and entrances; landscape
                                                                      accent lighting in courtyards, pool
                                                                      area, around main canopy entrance,
                                                                      etc.; and bright inviting lighting at
                                                                      the main canopy entrance, restaurant
                                                                      entrance and drive entrances to
                                                                      welcome guests.
---------------------------------------------------------------------------------------------------------------
Walkways/Pavers                           Condition                   Replace and resurface all broken,
                                                                      cracked or otherwise damaged concrete
                                                                      walkways. Provide a consistent finish
                                                                      for all walkways. Provide for proper
                                                                      drainage of walkways to prevent
                                                                      standing water, puddles and flowing
                                                                      obstacles for guests during rain
                                                                      showers.
---------------------------------------------------------------------------------------------------------------
Flag poles                                Condition                   Recondition flag pole at front canopy
                                                                      entrance. Ensure that flags are in
                                                                      excellent condition.
---------------------------------------------------------------------------------------------------------------
Kitchen/Delivery Screen                   Condition                   Shield all delivery activities from
                                                                      guest's view. Repair and repaint
                                                                      existing screening at delivery
                                                                      entrances. Supplement with new,
                                                                      permanent screen walls, fencing and
                                                                      signage designed to keep guests from
                                                                      entering delivery and back of house
                                                                      areas. This includes foot and vehicle
                                                                      traffic. Install landscaping to
                                                                      further shield this area from guests'
                                                                      view. Coordinate design with the new
                                                                      look of the completed renovation.
-----------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

-----------------------------------------------------------------------------------------------------------------
RENTAL UNIT (GST.RM.) BUILDINGS                                       Exterior work is in process. All work
                                                                      must be completed per approved plans.
-----------------------------------------------------------------------------------------------------------------
Steps                                     Condition                   Repair damaged and cracked steps.
                                                                      Install code compliant handrails.
                                                                      Provide landing at top and bottom of
                                                                      steps. Install ornamental landscaping
                                                                      and lighting at steps and landings.
-----------------------------------------------------------------------------------------------------------------
Entrance doors                            Condition                   Construct permanent
                                                                      awning/vestibule/portal at auxiliary
                                                                      entrance doors to signify entry while
                                                                      protecting the guest from the
                                                                      elements during entry. Add
                                                                      landscaping around the new structure.
-----------------------------------------------------------------------------------------------------------------
Service doors                             Condition                   Remove all padlocks from service doors.
                                                                      Replace with key and mortise locks.
                                                                      Repair all holes and refinish doors to
                                                                      like new condition.
-----------------------------------------------------------------------------------------------------------------
Elevators/Satellite Dish                  Condition                   Shield elevator overrides and machinery
                                                                      from guests view.
-----------------------------------------------------------------------------------------------------------------
Walkways/Pavers                           Condition                   Replace and resurface all
                                                                      broken-cracked or otherwise damaged
                                                                      concrete walkways to like new
                                                                      condition. Replace all broken pavers.
                                                                      Provide a consistent finish for all
                                                                      walkways. Provide for proper drainage
                                                                      of walkways to prevent standing
                                                                      water, puddles and flowing obstacles
                                                                      for guests during rain showers.
-----------------------------------------------------------------------------------------------------------------
Railings                                  Condition                   Replace all existing railings with a
                                                                      new railing system that meets all
                                                                      Bass Hotels & Resorts and uniform
                                                                      building code standards including a
                                                                      6" wide top cap. Ensure that new
                                                                      railing system meets all code and ADA
                                                                      requirements.
-----------------------------------------------------------------------------------------------------------------
Windows/Doors/Frames                      Condition                   Replace and upgrade the existing
                                                                      spandrel and glazing systems on the
                                                                      guest room building. They are worn,
                                                                      dated and energy inefficient. Remove
                                                                      the entire existing exterior guest
                                                                      room bay storefront system. Construct
                                                                      a new metal stud wall with an
                                                                      exterior skin assembly of sheathing
                                                                      and synthetic stucco (drywall finish
                                                                      on the interior) Provide new
                                                                      insulated windows/door units
                                                                      correctly proportioned to the
                                                                      exterior facade, along with a new
                                                                      full blade louver painted to match
                                                                      the stucco color.
-----------------------------------------------------------------------------------------------------------------
HVAC/Grilles                              Condition                   Replace existing HVAC grilles with
                                                                      full blade architectural louvers
                                                                      under the new single punched windows.
                                                                      New louvers to match color of and be
                                                                      flush mounted with new synthetic
                                                                      stucco wall system.
-----------------------------------------------------------------------------------------------------------------
Lighting                                  Condition                   Replace and upgrade all existing
                                                                      balcony and walkway lighting. Conceal
                                                                      all exposed wiring, conduit,
                                                                      wire-mold and other unsightly
                                                                      services in false beams, pilasters or
                                                                      other new construction. Provide
                                                                      additional accent lighting such as
                                                                      concealed up-lighting from landscape
                                                                      beds or building mounted sconces.
-----------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

-----------------------------------------------------------------------------------------------------------------
Site Stairs/Railings/Decks/Paths          Condition                   Ensure that all decking and stairs
                                                                      are in perfect condition. Repair and
                                                                      refinish as necessary. Rebuild path
                                                                      near beach or remove sand. Repair all
                                                                      railings. Demolish old showers and
                                                                      deck or install benches in the old
                                                                      shower area. Repair worn boards.
                                                                      Provide signage to aid guests in
                                                                      finding beach, bikes, restaurant, etc.
-----------------------------------------------------------------------------------------------------------------
Signage                                   Standards                   Replace all existing directional
                                                                      signage. Provide new professionally
                                                                      designed directional signage that
                                                                      coordinates with the new color scheme
                                                                      of the hotel. Comply with all codes
                                                                      and ADA Requirements.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
EXTERIOR VENDING AREAS
-----------------------------------------------------------------------------------------------------------------
Floor                                     Condition                   Install non-slip hard surface treatment
                                                                      such as quarry tile. Provide a
                                                                      barrier-free and durable edge treatment.
-----------------------------------------------------------------------------------------------------------------
Walls                                     Condition                   Install new wing walls at all exposed
                                                                      vending areas to screen sides and
                                                                      back of vending equipment. Install
                                                                      louvers in side wing walls to
                                                                      ventilate the backs of the vending
                                                                      machines and ice machines. Paint
                                                                      louvers to match the color of the
                                                                      synthetic stucco. Coordinate design
                                                                      and finishes with the new look of the
                                                                      completed renovation.
-----------------------------------------------------------------------------------------------------------------
Lighting                                  Condition                   Provide additional lighting for the
                                                                      vending alcove. Coordinate with other
                                                                      exterior lighting fixtures.
-----------------------------------------------------------------------------------------------------------------
Vending Equipment                         Condition                   Ensure that all outlets are GFIC's.
-----------------------------------------------------------------------------------------------------------------
Ice Machines                              Condition                   Repair leaks.
-----------------------------------------------------------------------------------------------------------------
Exposed conduit                           Condition                   Conceal all exposed conduit.
-----------------------------------------------------------------------------------------------------------------
Screening Condition                                                   Screen backs and sides of all vending
                                                                      machines from guest's view.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
PARKING
-----------------------------------------------------------------------------------------------------------------
Condition                                 Condition                   Resurface the entire parking lot to
                                                                      eliminate severe damage and wear.
                                                                      Completely cover exposed rebar as this
                                                                      may damage guests tires.
-----------------------------------------------------------------------------------------------------------------
Striping                                  Condition                   Following the new surface coat, restripe
                                                                      the entire parking lot with white stripes
                                                                      and blue HC designations and signage.
-----------------------------------------------------------------------------------------------------------------
Lighting                                  Standards                   Ensure 1 square foot of candle power is
                                                                      provided per standards. Provide adequate
                                                                      lighting levels for a sense of safety.
-----------------------------------------------------------------------------------------------------------------
Curbing                                   Condition                   Replace all wood curbing throughout
                                                                      the parking areas. Install concrete
                                                                      curbing and drainage systems
                                                                      throughout the entire lot. Provide
                                                                      decorative retaining walls at main
                                                                      entrance curb areas.
-----------------------------------------------------------------------------------------------------------------
Parking islands                           Standards                   Enhance landscaped islands to break
                                                                      up the uninterrupted parking area.
                                                                      Provide color and interest in the
                                                                      parking islands. Plant ground cover,
                                                                      plants and shrubs such as vinca
                                                                      minor, ferns, ornamental grasses,
                                                                      liriope, hostas, lilies, lilies of
                                                                      the valley, azaleas and
                                                                      rhododendrons. Install cypress mulch
                                                                      to cover beds.
-----------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

-----------------------------------------------------------------------------------------------------------------
Signage                                   Condition                   Install directional signage to aid
                                                                      guests to aid guests in finding
                                                                      commercial and guest room areas.
                                                                      Provide lighting to make signage
                                                                      visible at night.
-----------------------------------------------------------------------------------------------------------------
Dumpster Screen                           Standards                   Screen all dumpsters, electrical,
                                                                      mechanical, and other equipment from
                                                                      guests view with permanent screen
                                                                      walls and/or landscaping. Coordinate
                                                                      design with the new look of the
                                                                      completed renovation. The use of
                                                                      exposed chain link is unacceptable.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
LANDSCAPING                               Standards                   Portions of existing landscaping are
                                                                      well maintained and attractive,
                                                                      however many areas are not addressed.
                                                                      Enhance and extend landscaping to
                                                                      address the entire site. Standards
                                                                      require that 15% min of the site must
                                                                      be devoted to landscaping. Plant
                                                                      ground cover, plants and shrubs such
                                                                      as vinca minor, ferns, ornamental
                                                                      grasses, liriope, hostas, lilies,
                                                                      lilies of the valley, azaleas and
                                                                      rhododendrons. Install cypress mulch
                                                                      to cover beds.
-----------------------------------------------------------------------------------------------------------------
Primary entrance                          Competitive                 Plant flowers and foliage to enhance
                                                                      existing landscaping. Construct berms
                                                                      to break up flat areas. Plant dense
                                                                      screening and colorful landscaping
                                                                      throughout the parking areas.
-----------------------------------------------------------------------------------------------------------------
Commercial Building                       Competitive                 Plant flowers and foliage to enhance
                                                                      existing landscaping.
-----------------------------------------------------------------------------------------------------------------
Rental Units                              Competitive                 Remove any dead trees, shrubs, and
                                                                      plants. Replace and enhance existing
                                                                      landscaping. Plant low shrubs or
                                                                      leafy borders to accent
                                                                      concrete/paved areas. Add garden
                                                                      benches to courtyard areas to give
                                                                      focus and additional interest.
-----------------------------------------------------------------------------------------------------------------
Property Perimeter                        Competitive                 Plant new/additional trees, shrubs,
                                                                      vines and other plants to frame the
                                                                      extents of the property. Replace and
                                                                      upgrade the fence between the Holiday
                                                                      Inn and the adjacent property and
                                                                      provide new, extensive and lush
                                                                      screening landscape on the Holiday
                                                                      Inn side of the new fence.
-----------------------------------------------------------------------------------------------------------------
Swimming Pool                             Competitive                 Prune existing shrubs. Plant flowers
                                                                      and foliage to enhance existing
                                                                      landscaping. Install planters with
                                                                      shrubs and plants in barren areas.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
EXTERIOR SWIMMING POOL
-----------------------------------------------------------------------------------------------------------------
Coping Finish                             Condition                   Replace cracked and damaged
                                                                      coping tiles with new updated coping.
-----------------------------------------------------------------------------------------------------------------
Area/decorative lighting                  Condition                   Provide a new, upgraded lighting
                                                                      design package which provides safety
                                                                      and decorative lighting. Provide
                                                                      additional accent lighting such as
                                                                      concealed up-lighting from landscape
                                                                      beds, lanterns or building mounted
                                                                      sconces. Remove utilitarian fixtures
                                                                      at each end of pool.
-----------------------------------------------------------------------------------------------------------------
Rest room/shower facility                 Condition                   Paint and repair. Remove mats and
                                                                      install pavers or deck for shower use
                                                                      and path.
-----------------------------------------------------------------------------------------------------------------
Drainage(2 drains req.)(vortex)           Standards                   Ensure that drains are anti-vortex
                                                                      drains. Install if needed.
-----------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

-----------------------------------------------------------------------------------------------------------------
Safety equipment                          Condition                   Replace and upgrade worn and faded
                                                                      safety equipment to coordinate with
                                                                      new renovation. (Two life preserver
                                                                      rings and a shepherd's hook.) Hang
                                                                      hook in visible location.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TENNIS COURTS
-----------------------------------------------------------------------------------------------------------------
Enclosure                                 Condition                   Repair hole in fence. Replace any
                                                                      rusted fencing. Remove all dead vines
                                                                      from fencing.
-----------------------------------------------------------------------------------------------------------------
Surface                                   Condition                   Power wash and keep clean of debris.
-----------------------------------------------------------------------------------------------------------------
Netting                                   Condition                   Remove mildew and dirt.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
SIGNAGE
-----------------------------------------------------------------------------------------------------------------
Property/Primary (great) sign             Condition                   Refinish cabinet base of great sign.
                                                                      Install base/curbing around bottom of
                                                                      signage to give more prominence to
                                                                      the sign and allow it to coordinate
                                                                      with the rest of the new exterior
                                                                      finishes. Base to include plants and
                                                                      shrubs, and incorporate elements and
                                                                      materials of the new renovation for
                                                                      an overall design effect.
-----------------------------------------------------------------------------------------------------------------
Directional Signage                       Condition                   Provide professional signage package,
                                                                      including directional signage
                                                                      throughout the parking areas and from
                                                                      the lobby to each guest room wing and
                                                                      all other amenities. Ensure that new
                                                                      outdoor signage is weather-proof and
                                                                      non-fading.
-----------------------------------------------------------------------------------------------------------------
Rest room/auxiliary signage               Condition                   Provide professional signage package.
                                                                      Satisfy all ADA signage requirements.
-----------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN- JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

LOBBY/ENTRANCE/FRONT DESK

GENERAL DESCRIPTION:

The lobby requires a major renovation, including replacement of all floor and ceiling finishes and furniture. Professional design assistance is required. Submit architectural plans, elevations and renderings to Bass Hotels & Resorts for review.

-----------------------------------------------------------------------------------------------------------------
                                          BASIS FOR
                                           REQUIRED
AREAS REQUIRE ACTION                        ACTION                                CURE/REMEDY
-----------------------------------------------------------------------------------------------------------------
LOBBY/ENTRANCE/FRONT DESK-LIFE                                        Ensure that all life-safety equipment
                                                                      is in perfect working order.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
LOBBY AND CORRIDORS
-----------------------------------------------------------------------------------------------------------------
Vestibule Doors/Frames                    Condition                   See "Exterior" above.
-----------------------------------------------------------------------------------------------------------------
Vestibule Floor                           Condition                   Install recessed flooring walk off
                                                                      tread system. Surface mats are
                                                                      unacceptable. Replace all floor
                                                                      finishes.
-----------------------------------------------------------------------------------------------------------------
Vestibule Walls                           Condition                   Refurbish all storefront finishes to
                                                                      new condition or replace.
-----------------------------------------------------------------------------------------------------------------
Vestibule Ceiling                         Condition                   Replace existing ceiling and grid
                                                                      with new architectural grid and
                                                                      recessed edge ceiling tiles with
                                                                      updated surface texture. Ceiling area
                                                                      was currently under construction and
                                                                      no ceiling finishes were in place.
-----------------------------------------------------------------------------------------------------------------
Directional Signage                       Condition                   Install directional signage as
                                                                      described above.
-----------------------------------------------------------------------------------------------------------------
Lobby Ceiling                             Condition                   Replace existing ceiling and grid
                                                                      with new architectural grid and
                                                                      recessed edge ceiling tiles with
                                                                      updated surface texture. Install
                                                                      soffits and other ceiling features to
                                                                      give definition to the various lobby
                                                                      and prefunction spaces. Consider
                                                                      installing false columns and railings
                                                                      to break up the immense space.
-----------------------------------------------------------------------------------------------------------------
Lobby Walls                               Condition                   Repaint.
-----------------------------------------------------------------------------------------------------------------
Lobby Floors                              Condition                   Replace all existing floor tile and
                                                                      carpeting. Install a new combination
                                                                      of carpeting and upgraded floor tile
                                                                      throughout the lobby. Eliminate all
                                                                      walk-off mats.
-----------------------------------------------------------------------------------------------------------------
Window Treatments                         Condition                   Install new sheers and appropriate side
                                                                      panels and valance to soften the windows
                                                                      at the courtyard entrance.
-----------------------------------------------------------------------------------------------------------------
Lobby Doors/Frames                        Condition                   Repaint doors and frames and replace
                                                                      tarnished hardware to complement
                                                                      the other new finishes in the lobby.
-----------------------------------------------------------------------------------------------------------------
Furnishings                               Condition                   Replace all furnishings with updated
                                                                      seating groups and occasional tables.
-----------------------------------------------------------------------------------------------------------------
Ceiling Lighting                          Condition                   Install central chandelier or other
                                                                      ceiling light fixtures to give visual
                                                                      interest.
-----------------------------------------------------------------------------------------------------------------
Area Lighting                             Condition                   Install varied new accent lighting with
                                                                      end table fixtures, wall sconces,
                                                                      chandeliers or up-lighting concealed in
                                                                      planters.
-----------------------------------------------------------------------------------------------------------------
House Telephone                           Standards                   Install a new house phone to
                                                                      coordinate with other new fixtures
                                                                      and furnishings. Install new
                                                                      partitions, counters and seating for
                                                                      house telephones.
-----------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                     OF THE HOLIDAY INN- JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

-----------------------------------------------------------------------------------------------------------------------------------
Public Telephone                          Standards                   Install new partitions, counters and seating for public
                                                                      telephones which the other new fixtures and furnishings.

-----------------------------------------------------------------------------------------------------------------------------------
Drinking Fountain                         Standards                   Ensure that all codes and ADA requirements are met.
-----------------------------------------------------------------------------------------------------------------------------------
Brochure Area                             Competitive                 Relocate brochures to a vending area which is out
                                                                      of plain view of guests but can easily be found with
                                                                      directions.

-----------------------------------------------------------------------------------------------------------------------------------
Administrative Offices, Sales,            Condition                   Remove existing worn and deteriorating ceilings, carpet,
Reservations, etc.                                                    vinyl, and furniture in office areas. Replace with durable, efficient and attractive furniture and finishes.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
REGISTRATION DESK
-----------------------------------------------------------------------------------------------------------------------------------
Registration desk top & face              Condition                   Replace existing front desk top and facade. Install new,
                                                                      upgraded Front Desk-finishes. Provide a new ADA accessible section at the front desk. Provide synthetic marble/solid
                                                                      surface material counter top. Provide wood, stone or marble front to coordinate with the other new lobby finishes.
-----------------------------------------------------------------------------------------------------------------------------------
Work Area Exposed                         Standards                   Ensure that no work areas or equipment are visible by guests.
-----------------------------------------------------------------------------------------------------------------------------------
Ceiling                                   Condition                   Install new, upgraded ceiling tile system. Coordinate with the other lobby finishes.
-----------------------------------------------------------------------------------------------------------------------------------
Walls                                     Condition                   Install new wall vinyl.
-----------------------------------------------------------------------------------------------------------------------------------
Floor                                     Condition                   Install stand-off tile in front of desk. Remove existing worn and deteriorating carpet behind desk and in office areas.
-----------------------------------------------------------------------------------------------------------------------------------
Lighting                                  Condition                   Install new lighting package with new, open cell, parabolic diffusers for general fluorescent lighting and decorative wall sconces or desk top fixtures for accent lighting.
-----------------------------------------------------------------------------------------------------------------------------------
Signage                                   Condition                   Install new signage to coordinate with entire signage package and new lobby finishes.
-----------------------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN- JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

PUBLIC RESTROOMS

GENERAL DESCRIPTION:

Public restrooms require a moderate renovation. Professional design assistance is required. Submit architectural plans, elevations and renderings to Bass Hotels & Resorts for review.

-----------------------------------------------------------------------------------------------------------------------------------
                                          BASIS FOR
                                           REQUIRED
    AREAS REQUIRE ACTION                   ACTION                                               CURE/REMEDY
-----------------------------------------------------------------------------------------------------------------------------------
PUBLIC RESTROOMS-LIFE SAFETY                                          Ensure that all life-safety equipment is in perfect
                                                                      working order.
-----------------------------------------------------------------------------------------------------------------------------------
  Emergency Lighting:                                                 Provide emergency lighting.
-----------------------------------------------------------------------------------------------------------------------------------
    Visual Heat/Smoke                                                 Ensure adequate heat and smoke detectors are present per code
           Detectors:                                                 and standards.
-----------------------------------------------------------------------------------------------------------------------------------
RESTROOM
-----------------------------------------------------------------------------------------------------------------------------------
Accessible                                Standards                   Ensure that all public restrooms meet the Americans
                                                                      with Disabilities Act.
-----------------------------------------------------------------------------------------------------------------------------------
Signage                                   Condition                   Provide new ADA complaint signage for restrooms.
-----------------------------------------------------------------------------------------------------------------------------------
Entry/Door Frame (self                    Condition                   Check door closer pressure/speed and re-calibrate as
closing)                                                              necessary.
-----------------------------------------------------------------------------------------------------------------------------------
Floor/cove base                           Condition                   Restore all grout to new condition.
-----------------------------------------------------------------------------------------------------------------------------------
Lighting                                  Condition                   Replace and upgrade the general lighting with new lighting.
                                                                      This includes the vestibule fixture.
-----------------------------------------------------------------------------------------------------------------------------------
Vanity                                    Condition                   Recaulk all seams and corners.
-----------------------------------------------------------------------------------------------------------------------------------
Vanity Lighting                           Condition                   Install new vanity lighting to enhance the new toilet
                                                                      room configuration and provide decorative accent.
-----------------------------------------------------------------------------------------------------------------------------------
Mirrors                                   Condition                   Install large (24" x 36" min.) framed mirrors over each sink or single oversized framed mirror over entire vanity.
-----------------------------------------------------------------------------------------------------------------------------------
Soap Dispensers                           Condition                   Install wall mounted or under-counter mounted liquid soap
                                                                      dispensers.
-----------------------------------------------------------------------------------------------------------------------------------
Towel/waste receptacles                   Condition                   Install additional semi-recessed paper towel dispensers with integral waste receptacles. Surface mounted towel dispenser is unacceptable.
-----------------------------------------------------------------------------------------------------------------------------------
Toilet Partitions and                     Condition                   Install new phenolic, stainless steel, or solid surface toilet
Hardware                                                              partitions and new hardware to complement the new toilet room configuration.
-----------------------------------------------------------------------------------------------------------------------------------
Commodes/Seats                            Condition                   Recaulk around all fixtures and replace tarnished or pitted hardware.
-----------------------------------------------------------------------------------------------------------------------------------
Floor Drain                               Condition                   Replace or modify to make flush with flooring.
-----------------------------------------------------------------------------------------------------------------------------------
Tile Wall                                 Condition                   Replace broken, cracked, and pierced wall tiles as found in the Men's Room vanity area.
-----------------------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN- JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

FOOD SERVICE FACILITIES

GENERAL DESCRIPTION:

Restaurant requires a moderate renovation including new tables, chairs, ceiling, buffet top and window treatments. Professional design assistance is required. Submit architectural plans, elevations and renderings to Bass Hotels & Resorts for review.

-----------------------------------------------------------------------------------------------------------------------------------
                                          BASIS FOR
                                           REQUIRED
AREAS REQUIRE ACTION                        ACTION                                              CURE/REMEDY
-----------------------------------------------------------------------------------------------------------------------------------
FOOD SERVICE FACILITIES - LIFE SAFETY                                 Ensure that all life-safety equipment is in perfect working order.
-----------------------------------------------------------------------------------------------------------------------------------
               Visual Heat/Smoke                                      Ensure adequate heat and smoke detectors are present per code
                      Detectors:                                       and standards.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FACILITIES
-----------------------------------------------------------------------------------------------------------------------------------
Entrance Door/Frame                       Condition                   Paint and replace hardware as needed.
-----------------------------------------------------------------------------------------------------------------------------------
Entrance vestibule                        Condition                   Replace flooring to complement lobby flooring.
-----------------------------------------------------------------------------------------------------------------------------------
Signage                                   Standards                   Install new signage as part of a comprehensive signage
                                                                      package.
-----------------------------------------------------------------------------------------------------------------------------------
Ceiling                                   Condition                   Replace existing ceiling and grid with new architectural grid and recessed edge ceiling tiles with updated surface texture.
-----------------------------------------------------------------------------------------------------------------------------------
Walls                                     Condition                   Repaint all trim as needed.
-----------------------------------------------------------------------------------------------------------------------------------
Floor                                     Condition                   Replace existing carpet or clean to new condition. Existing carpet is showing tracks of wear.
-----------------------------------------------------------------------------------------------------------------------------------
Window Treatments                         Condition                   Install new treatments to coordinate with the new renovation.
                                                                      Blinds are not acceptable. Suggest a plantation shutter style valance and side shutters or a soft, colorful fabric valance and side panels.
-----------------------------------------------------------------------------------------------------------------------------------
Lighting                                  Condition                   Replace undersized dated ceiling fans with decorative
                                                                      chandeliers.
-----------------------------------------------------------------------------------------------------------------------------------
Host/Cashier Station                      Condition                   Hostess stand and vestibule require a full renovation. Replace all furnishings, fixtures and equipment. Ensure that no work areas are visible by guests and that all ADA guidelines are met. Update look to complement the design of the adjacent
                                                                      areas.
-----------------------------------------------------------------------------------------------------------------------------------
Chairs                                    Condition                   At time of next replacement, provide chairs with fabric
                                                                      upholstered seats and backs.
-----------------------------------------------------------------------------------------------------------------------------------
HVAC                                      Condition                   Clean and repaint all ceiling grilles.
-----------------------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN- JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

LOUNGE FACILITIES

GENERAL DESCRIPTION:

The Lounge requires a major renovation. Professional design assistance is required. Submit architectural plans, elevations and renderings to Bass Hotels & Resorts for review.

-----------------------------------------------------------------------------------------------------------------------------------
                                          BASIS FOR
                                           REQUIRED
 AREAS REQUIRE ACTION                       ACTION                                             CURE/REMEDY
-----------------------------------------------------------------------------------------------------------------------------------
LOUNGE FACILITIES - LIFE SAFETY                                       Ensure that all emergency equipment is functioning properly.
-----------------------------------------------------------------------------------------------------------------------------------
                          Exit Signs:                                 Sign on right is not lit. Replace or repair. All Signs must match.
-----------------------------------------------------------------------------------------------------------------------------------
                    Visual Heat/Smoke                                 Ensure adequate heat and smoke detectors are present per code
                           Detectors:                                 and standards.
-----------------------------------------------------------------------------------------------------------------------------------
                Req. Number of Exits:                                 Ensure that number of exits satisfies all code and Bass Hotels
                                                                      & Resorts requirements.
-----------------------------------------------------------------------------------------------------------------------------------
FACILITIES
-----------------------------------------------------------------------------------------------------------------------------------
Entrance Door/Frame                       Condition                   Paint and replace hardware as needed.
-----------------------------------------------------------------------------------------------------------------------------------
Signage                                   Standards                   Install signage as part of a comprehensive signage package.
-----------------------------------------------------------------------------------------------------------------------------------
Ceiling                                   Condition                   Replace existing ceiling and grid with new architectural grid and recessed edge ceiling tiles with updated surface texture.
                                                                      Install dropped soffits to increase interest and break up the flat expanse of ceiling.
-----------------------------------------------------------------------------------------------------------------------------------
Floor                                     Condition                   Replace carpet. Repair any worn flooring. Provide barrier free access to all areas including dance floor.
-----------------------------------------------------------------------------------------------------------------------------------
Window Treatments                         Condition                   Install new treatments to coordinate with the new renovation.
                                                                      Blinds are not acceptable. Suggest a plantation shutter
                                                                      style valance and side shutters or a soft, colorful fabric valance and side panels.
-----------------------------------------------------------------------------------------------------------------------------------
Lighting                                  Condition                   Install decorative table top lighting or pendant fixtures.
-----------------------------------------------------------------------------------------------------------------------------------
Tables                                    Condition                   Replace all tables. Provide an updated style to complement the overall scheme of the lounge.
-----------------------------------------------------------------------------------------------------------------------------------
Chairs                                    Condition                   Repair all chairs to new condition. Provide an updated style fabric to complement the overall scheme of the lounge. Provide fabric upholstered seat and back.
-----------------------------------------------------------------------------------------------------------------------------------
Bar Top/Rail/Facing                       Condition                   Paint as needed.
-----------------------------------------------------------------------------------------------------------------------------------
Back Bar                                  Condition                   Conceal all work areas from guest view.
-----------------------------------------------------------------------------------------------------------------------------------
Bar Equipment                             Condition                   Conceal all work areas from guest view.
-----------------------------------------------------------------------------------------------------------------------------------
HVAC                                      Condition                   Clean and repaint all grilles.
-----------------------------------------------------------------------------------------------------------------------------------
Stage/Dance Floor                         Condition                   Repair and refinish dance floor to like new condition. Provide
                                                                      ADA access to all areas. Remove moss and other decor at stage.
                                                                      Replace black 2 x 4 railing with decorative screen or rail.
-----------------------------------------------------------------------------------------------------------------------------------
Bar Stools                                Condition                   Upon replacement, install bar stools to coordinate with new chairs.
-----------------------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN- JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

-----------------------------------------------------------------------------------------------------------------------------------
Television Enclosures                     Condition,                  Construct wing walls. All machines must
/Vending Machines                         Standards                   have their sides screened from view with
                                                                      permanent screen walls or cabinetry.
-----------------------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

MEETING/BANQUET ROOMS

GENERAL DESCRIPTION:

Meeting Rooms require a moderate renovation. Professional design assistance is required. Submit architectural plans, elevations and renderings to Bass Hotels & Resorts for review.

-----------------------------------------------------------------------------------------------------------------------------------
                                          BASIS FOR
                                           REQUIRED
AREAS REQUIRE ACTION                        ACTION                                             CURE/REMEDY
-----------------------------------------------------------------------------------------------------------------------------------
MEETING/BANQUET ROOMS-LIFE SAFETY                                     Ensure that all life-safety equipment is in perfect working order.
-----------------------------------------------------------------------------------------------------------------------------------
   Req. Number of Exits:                                              Ensure that # of exits satisfies all code and Bass Hotels &
                                                                      Resorts requirements.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MEETING/BANQUET FACILITIES
-----------------------------------------------------------------------------------------------------------------------------------
Door Hardware/Frames                      Condition                   Replace damaged/tarnished doors, frames and hardware. Repaint all other doors and trim.
-----------------------------------------------------------------------------------------------------------------------------------
Door Signage                              Standards                   Install new signage as part of a comprehensive signage
                                                                      package. Meet all ADA requirements.
-----------------------------------------------------------------------------------------------------------------------------------
Door Viewer                               Standards                   Install door viewers into meeting rooms. Meet all ADA
                                                                      requirements.
-----------------------------------------------------------------------------------------------------------------------------------
Ceiling                                   Condition                   Replace existing ceiling and grid with new architectural grid and recessed edge ceiling tiles with updated surface texture.
                                                                      Tiles are mismatched and some are stained. All require an
                                                                      updated texture. Repaint tray ceilings as necessary.
-----------------------------------------------------------------------------------------------------------------------------------
Partitions (50 STC Min.)                  Standards                   Test and address any deficiencies in the sound transmission of the partitions.
-----------------------------------------------------------------------------------------------------------------------------------
Tables                                    Condition                   Replace any damaged tables.
-----------------------------------------------------------------------------------------------------------------------------------
Chairs                                    Condition                   Professionally clean all chairs and replace/recover any that are permanently damaged/stained.
-----------------------------------------------------------------------------------------------------------------------------------
HVAC                                      Condition                   Clean and repaint all grilles.
-----------------------------------------------------------------------------------------------------------------------------------
Kitchen Access                            Condition                   Repair all kitchen doors, trim and frames to complement the new decor. Provide professional closure for the moveable
                                                                      partition track opening/door. Clean-up, repaint, and add
                                                                      lighting to service corridor and provide access to all
                                                                      emergency equipment and adequate exit corridor clearances.
                                                                      Repair any broken and chipped flooring.
-----------------------------------------------------------------------------------------------------------------------------------
Window Treatment (Blackout                Standards                   Replace all window treatments with new treatments to
Capability)                                                           complement the overall scheme of the meeting rooms. Provide blackout panels.
-----------------------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

HOLIDOMES/ATRIUMS/POOL ENCLOSURES

GENERAL DESCRIPTION:

-----------------------------------------------------------------------------------------------------------------------------------
AREAS REQUIRE ACTION                      BASIS FOR
                                           REQUIRED
                                            ACTION                                               CURE/REMEDY
-----------------------------------------------------------------------------------------------------------------------------------
HOLIDOMES/ATRIUMS/POOL ENCLOSURES-                                    Ensure that all life-safety equipment is in perfect
LIFE-SAFETY                                                           working order.
-----------------------------------------------------------------------------------------------------------------------------------

FITNESS ROOM                                                          Furnish per the Holiday Inn "Fitness Center Guidelines
                                                                      /Standards" manual. Replace all finishes to meet these
                                                                      standards.
-----------------------------------------------------------------------------------------------------------------------------------
Ceiling                                   Standards                   Minimum 8' high, 10' recommended.
-----------------------------------------------------------------------------------------------------------------------------------
Walls                                     Standards                   Provide one fully mirrored wall. Install Plexture or vinyl wallcovering per standards on other walls.
-----------------------------------------------------------------------------------------------------------------------------------
Floor                                     Standards                   Provide a minimum 28 oz. carpet per Fitness Center standards.
-----------------------------------------------------------------------------------------------------------------------------------
Door/Frame (elec. Lock)                   Standards                   Provide with electronic lock.
-----------------------------------------------------------------------------------------------------------------------------------
Visual access                             Standards                   Provide a glass door, door viewer or window with a minimum of
                                                                      144 sq. in of continuous viewing space.
-----------------------------------------------------------------------------------------------------------------------------------
HVAC                                      Standards                   Provide to maintain a constant 68-72 degrees Fahrenheit
                                                                      temperature.
-----------------------------------------------------------------------------------------------------------------------------------
Exercise Equipment                        Standards                   3 pieces of brand name exercise equipment are required, such
(minimum 3, depending on size of hotel)                               as Lifecycle, Stairmaster and Nordic-track. Minimum 2
                                                                      treadmills and 1 upright bike required. Include equipment
                                                                      instructions.
-----------------------------------------------------------------------------------------------------------------------------------
House Telephone                           Standards                   Provide a house phone that rings directly to the switchboard.
-----------------------------------------------------------------------------------------------------------------------------------
Magazine Rack                             Competitive                 Recommend to provide.
-----------------------------------------------------------------------------------------------------------------------------------
Drinking Water                            Standards                   Provide a chilled drinking water fountain or chilled bottled water cooler per standards.
-----------------------------------------------------------------------------------------------------------------------------------
Towels and towel racks                    Standards                   Provide per the Holiday Inn Fitness Center
                                                                      Guidelines/Standards
-----------------------------------------------------------------------------------------------------------------------------------
Area map                                  Standards                   Provide a detailed map of the area around the hotel showing streets, landmarks a distances, including 1, 3 and 6 mile
                                                                      routes.
-----------------------------------------------------------------------------------------------------------------------------------
Clock                                     Standards                   A wall mounted minimum size 14" diameter clock is required.
-----------------------------------------------------------------------------------------------------------------------------------
TV                                        Standards                   Provide a 25" minimum size T.V.
-----------------------------------------------------------------------------------------------------------------------------------
Artwork                                   Competitive                 Provide colorful graphics with a sports theme
-----------------------------------------------------------------------------------------------------------------------------------
Scale                                     Standards                   Provide per standards.
-----------------------------------------------------------------------------------------------------------------------------------
Lighting                                  Standards                   Provide 50-60 foot-candles of ambient neutral color
                                                                      temperature fluorescent lighting per standards.
-----------------------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

KITCHEN

GENERAL DESCRIPTION:

The kitchen requires the following renovation and upgrades:

-----------------------------------------------------------------------------------------------------------------------------------
                                          BASIS FOR
                                           REQUIRED
AREAS REQUIRE ACTION                       ACTION                                            CURE/REMEDY
-----------------------------------------------------------------------------------------------------------------------------------
KITCHEN-LIFE SAFETY                                                   Ensure that all equipment is in perfect working order.
-----------------------------------------------------------------------------------------------------------------------------------
                     Emergency Lighting:                              Ensure emergency lighting is provided.
-----------------------------------------------------------------------------------------------------------------------------------
                             Exit Signs:                              Ensure adequate exit signage is provided per standards and codes. Ensure bright illumination.
-----------------------------------------------------------------------------------------------------------------------------------
                         Panic Hardware:                              Provide panic hardware at all exit doors
-----------------------------------------------------------------------------------------------------------------------------------
                        Fire Separation:                              Ensure area meets fire separation requirements per codes and standards.
-----------------------------------------------------------------------------------------------------------------------------------
                   Heat/Smoke Detectors:                              Ensure adequate heat and smoke detectors are present per code and standards.
-----------------------------------------------------------------------------------------------------------------------------------
                   Manual Pull Stations:                              Ensure manual pull stations are present per code and
                                                                      standards.
---------------------------------------------------------------------------------------------------------------------------------- -
                   Req. Number of Exits:                              Ensure that # of exits satisfies all code and Bass Hotels
                                                                      & Resorts requirements.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FACILITIES                                                            Clean all surfaces.
-----------------------------------------------------------------------------------------------------------------------------------
Walls                                     Condition                   Clean and paint existing walls.
-----------------------------------------------------------------------------------------------------------------------------------
Dish/Wash Walls                           Condition                   Repair damaged walls and re-tile. Recondition all grout and re-caulk.
-----------------------------------------------------------------------------------------------------------------------------------
Floor (non-skid)                          Condition                   Replace all broken and chipped tiles. Restore grout to like new condition.
-----------------------------------------------------------------------------------------------------------------------------------
Mats                                      Condition                   Clean all mats and replace damaged mats.
-----------------------------------------------------------------------------------------------------------------------------------
Storage                                   Condition                   Replace any rusted racks and equipment.
-----------------------------------------------------------------------------------------------------------------------------------
Reach-ins                                 Condition                   Repair or replace damaged or rusty equipment.
-----------------------------------------------------------------------------------------------------------------------------------
Walk-ins                                  Condition                   Repair or replace damaged threshold and rusty equipment.
-----------------------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

INTERIOR CORRIDORS

GENERAL DESCRIPTION:

All interior corridors require a full renovation. Professional design assistance is required. Submit architectural plans, elevations and renderings to Bass Hotels & Resorts for review.

-----------------------------------------------------------------------------------------------------------------------------------
                                          BASIS FOR
                                           REQUIRED
                                           ACTION
AREAS REQUIRE ACTION                                                                            CURE/REMEDY
-----------------------------------------------------------------------------------------------------------------------------------
INTERIOR CORRIDORS-LIFE SAFETY                                        Ensure that all emergency equipment is functioning properly.
-----------------------------------------------------------------------------------------------------------------------------------
                             Exit Signs:                              Ensure adequate exit signage is provided per standards and codes. Ensure bright illumination.
-----------------------------------------------------------------------------------------------------------------------------------
                         Panic Hardware:                              Remove door knobs from stairwell doors and install panic bar hardware.
-----------------------------------------------------------------------------------------------------------------------------------
                       Visual Heat/Smoke                              Ensure adequate heat and smoke detectors are present per code
                              Detectors:                              and standards.
-----------------------------------------------------------------------------------------------------------------------------------
                   Manual Pull Stations:                              Ensure manual pull stations are present per code and
                                                                      standards.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CORRIDOR
-----------------------------------------------------------------------------------------------------------------------------------
Signage                                   Condition                   Install ADA compliant signage.
-----------------------------------------------------------------------------------------------------------------------------------
Ceiling                                   Condition                   Paint existing ceiling. Conceal all exposed conduit.
-----------------------------------------------------------------------------------------------------------------------------------
Walls                                     Condition                   Replace all wall vinyl with new updated vinyl.
-----------------------------------------------------------------------------------------------------------------------------------
Entrance Door                             Condition                   Refinish all decks and entrance walkways. Replace all
                                                                      tarnished, damaged or mismatched hardware or doors. All
                                                                      hardware must be commercial grade hardware of the same
                                                                      material and finish.
-----------------------------------------------------------------------------------------------------------------------------------
Misc. Doors                               Condition                   Replace as stated above.
-----------------------------------------------------------------------------------------------------------------------------------
Floor                                     Condition                   Replace and upgrade all carpet and tile. The existing carpet is stained and worn. The tile is dated.
-----------------------------------------------------------------------------------------------------------------------------------
Lighting                                  Condition                   Replace and add new wall sconces. Existing sconces are
                                                                      outdated and do not provide enough soft corridor lighting.
                                                                      Many are too high on the walls. Sconces in the north most
                                                                      building are acceptable style, however, these are even spaced too far to provide enough light in the corridors. Increase light levels in all buildings.
-----------------------------------------------------------------------------------------------------------------------------------
HVAC                                      Condition                   Clean and refinish all grilles.
-----------------------------------------------------------------------------------------------------------------------------------
Decor                                     Condition                   Install appropriate decor throughout all corridors to give interest and color.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
VENDING
-----------------------------------------------------------------------------------------------------------------------------------
Ceiling                                   Condition                   Repaint existing ceiling.
-----------------------------------------------------------------------------------------------------------------------------------
Walls                                     Condition                   Replace vinyl with new vinyl. Coordinate design and finishes with the new look of the completed renovation.
-----------------------------------------------------------------------------------------------------------------------------------
Floor                                     Condition                   Install non-slip hard surface treatment such as
                                                                      quarry tile. Provide a barrier-free and durable edge
                                                                      treatment.
-----------------------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

-----------------------------------------------------------------------------------------------------------------------------------
Lighting                                  Condition                   Provide additional lighting for the vending area. Coordinate with other interior lighting fixtures.
-----------------------------------------------------------------------------------------------------------------------------------
Exposed conduit                           Competitive,                Conceal all exposed conduit and equipment power cords.
                                          Standards
-----------------------------------------------------------------------------------------------------------------------------------
Vending Machines (grounded)               Condition                   Ensure that all outlets are GFIC's. Shift equipment so that outlets are hidden from view. Relocate vending machines from lobby vestibule to vending area.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
STAIRWELLS
-----------------------------------------------------------------------------------------------------------------------------------
Doors/hardware                            Condition                   Provide panic bar exit hardware.
-----------------------------------------------------------------------------------------------------------------------------------
Walls                                     Condition                   Conceal exposed block.
-----------------------------------------------------------------------------------------------------------------------------------
Ceiling                                   Condition                   Repaint all ceilings.
-----------------------------------------------------------------------------------------------------------------------------------
Landings                                  Condition                   Replace carpet.
-----------------------------------------------------------------------------------------------------------------------------------
Handrails                                 Condition                   Return all railings to wall. Provide commercial grade
                                                                      railings that conform to all applicable codes and ADA
                                                                      guidelines.
-----------------------------------------------------------------------------------------------------------------------------------
Lighting                                  Condition                   Replace and upgrade light fixtures in stairwells. Conceal all exposed conduit.
-----------------------------------------------------------------------------------------------------------------------------------
Signage                                   Standards                   Update to comply with ADA requirements.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
GUEST LAUNDRY
-----------------------------------------------------------------------------------------------------------------------------------
Walls                                     Condition                   Replace and upgrade vinyl. Cover or remove paneling. Install upgraded artwork.
-----------------------------------------------------------------------------------------------------------------------------------
Lighting                                  Condition                   Install updated cover for fluorescent tube lighting.
-----------------------------------------------------------------------------------------------------------------------------------
Exposed conduit & ductwork                Standards                   Conceal all exposed conduit. Provide GFIC outlets.
-----------------------------------------------------------------------------------------------------------------------------------
Signage                                   Standards                   Install ADA compliant signage.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ELEVATOR LOBBY
-----------------------------------------------------------------------------------------------------------------------------------
Ceiling                                   Condition                   Paint.
-----------------------------------------------------------------------------------------------------------------------------------
Walls                                     Condition                   Install new vinyl wall covering.
-----------------------------------------------------------------------------------------------------------------------------------
Floor                                     Competitive                 Install upgraded tile or border accented carpet at elevators to define the lobby area from the corridor. Install framed wall mirrors and console tables to give visual interest to the lobbies.
-----------------------------------------------------------------------------------------------------------------------------------
Lighting                                  Condition                   Provide accent lighting such as updated sconces on the sides of the framed mirror or a table lamp for the console table.
-----------------------------------------------------------------------------------------------------------------------------------
Door/Frames                               Condition                   Replace all door hardware and repaint auxiliary doors.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ELEVATORS                                                             Ensure elevators meet ADA and other code requirements.
-----------------------------------------------------------------------------------------------------------------------------------
Door Finish                               Condition                   Rub out scratches on elevator doors.
-----------------------------------------------------------------------------------------------------------------------------------
Ceiling                                   Condition                   Replace and upgrade.
-----------------------------------------------------------------------------------------------------------------------------------
Walls                                     Condition                   Replace dated and damaged laminate panels. Suggest a panel style wall similar to the lobby panel walls constructed out of a solid surface material for durability.
-----------------------------------------------------------------------------------------------------------------------------------
Floor Finish                              Condition                   Replace stained carpet. Replace scratched threshold.
-----------------------------------------------------------------------------------------------------------------------------------
Grab Bars                                 Condition                   Replace to coordinate with new walls.
-----------------------------------------------------------------------------------------------------------------------------------
Lighting                                  Condition                   Replace to coordinate with new walls.
-----------------------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                            JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

-----------------------------------------------------------------------------------------------------------------------------------
Control Panels                            Condition                   Clean-up. Remove scratches. Replace
                                                                      broken buttons.
-----------------------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                             JEKYLL ISLAND, GA/#2619
                                JANUARY 12, 1999

GUEST ROOMS

GENERAL DESCRIPTION:

The guest rooms require a major renovation. All case goods and soft goods require replacement in buildings 1, 2, and 5 and 36 rooms in building 3. The other 12 rooms in building 3 and all of building 4 are in acceptable condition and require only maintenance and repair until they are converted to meet Standardized Room Decor requirements in 2002. Following this renovation, all guest rooms must be in a consistent, "like new", condition. Professional design assistance is required. Submit all plans for review prior to the renovation.

------------------------------------------------------------------------------------------------------------------------------------
                                          BASIS FOR
                                          REQUIRED
AREAS REQUIRE ACTION                       ACTION                                            CURE/REMEDY
------------------------------------------------------------------------------------------------------------------------------------
GUEST ROOMS - LIFE SAFETY   Ensure that all life-safety equipment
                            is in perfect working order.
------------------------------------------------------------------------------------------------------------------------------------
Visual Heat/Smoke           Provide approved hardwired
Detectors in ADA rooms      speaker/strobe heat/smoke detectors
                            in ADA rooms.
------------------------------------------------------------------------------------------------------------------------------------
STRUCTURE BASE BUILDING

Doors/Hardware              Condition                               Replace all sliding doors in conjunction with the new storefront replacement. Replace any rusted frames or damaged doors.
------------------------------------------------------------------------------------------------------------------------------------
Door Numbers                Condition                               Replace existing room numbers with a new upgraded ADA sign package. Currently signs are affixed to clear plaques which are screwed into wall finish. The screws are visible and unsightly.
                                                                    Develop another system for anchoring these room signs which is both attractive and vandal resistant.
------------------------------------------------------------------------------------------------------------------------------------
Entry Door Locksets         Condition                               Ensure that entry door locksets are in excellent condition and that they open properly by pushing the lever downward.
------------------------------------------------------------------------------------------------------------------------------------
Safety Latch                Condition                               Ensure that safety latches are in excellent condition.
------------------------------------------------------------------------------------------------------------------------------------
Connecting Doors/hardware   Condition                               Refinish doors to "like new" condition or replace. Provide lever
(2 solid core)                                                      type door handles at accessible rooms. All door hardware must be the same finish and commercial grade. Remove all foam sound tape and replace with rubber sound insulation strips at all
                                                                    connecting doors.
------------------------------------------------------------------------------------------------------------------------------------
Soundproofing               Condition                               Install rubber sound insulation strips on all door frames.
                                                                    Provide door sweeps where light is visible beneath doors.
------------------------------------------------------------------------------------------------------------------------------------
Electrical Outlets          Condition                               Provide accessible and available outlets in all rooms for guests use. All outlets are currently being utilized by room equipment or are inaccessible.
------------------------------------------------------------------------------------------------------------------------------------
Windows/Sills               Condition                               Replace aluminium storefront with a new exterior synthetic stucco wall system and new punched window openings with energy efficient window/door systems. Current window system has cloudy glass panels, mildewed and stained caulking, damaged doors and tracks and pitted, peeling frames.
------------------------------------------------------------------------------------------------------------------------------------
Service vanity/kitchenette  Condition                               Replace and upgrade. Install solid surface countertop and
                                                                    coordinating cabinets and appliances.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                             JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

------------------------------------------------------------------------------------------------------------------------------------
INTERIOR BUILDING
FINISHES/LIGHTING
------------------------------------------------------------------------------------------------------------------------------------
Ceiling                      Condition                              Repaint and repair ceilings where stains and patches are
                                                                    visible.
------------------------------------------------------------------------------------------------------------------------------------
Walls                        Condition                              Replace all wall finishes with new wall vinyl or stucco finish that conforms to the Standardized Room Decor Package
                                                                    requirements.
------------------------------------------------------------------------------------------------------------------------------------
Floor/Base                   Condition                              Replace all carpet with new carpet that conforms to the
                                                                    Standardized Room Decor Package requirements. This refers to every guest room. Install vinyl or matching carpet wall base on all guest room walls.
------------------------------------------------------------------------------------------------------------------------------------
Lighting                     Condition                              Replace all lamps and light fixtures. This refers to every guest room in buildings 1, 2, and 5 and the 36 rooms of old fixtures in buildings 3. Install a new coordinated lamp package that conforms to the Standardized Room Decor Package requirements.
                                                                    Replace the remainder of the fixtures by the 2002 compliance date.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SOFT GOODS                                                          Install a new coordinated soft goods package that conforms to the Standardized Room Decor Package requirements in buildings 1,
                                                                    2, and 5 and the 36 rooms of old fixtures in building 3. Replace the remainder of the fixtures by the 2002 compliance date.
------------------------------------------------------------------------------------------------------------------------------------
Window Treatment             Condition                              Replace all window treatments as described above.
------------------------------------------------------------------------------------------------------------------------------------
Pillows                      Condition                              Replace any worn, flat pillows.
------------------------------------------------------------------------------------------------------------------------------------
Linens                       Condition                              Replace any worn, and faded linens.
------------------------------------------------------------------------------------------------------------------------------------
Bedspreads                   Condition                              Replace all bedspreads as described above.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASE GOODS                   Competitive Condition Standards        Replace all casegoods including seating, mirrors, and artwork due to age, poor condition and a noncompetitive appearance.
                                                                    Install a new coordinated case goods package that conforms to the Standardized Room Decor Package requirements. The
                                                                    Thomasville casegoods are acceptable for the interim as long as they are in excellent condition. Any damaged pieces must be replaced or refinished to new condition. All other casegood packages (Stanley, Dillingham, etc.) require replacement
                                                                    immediately.
------------------------------------------------------------------------------------------------------------------------------------
Armoire                      Condition                              Install new armoires.
------------------------------------------------------------------------------------------------------------------------------------
Night Stands                 Condition                              Replace all night stands.
------------------------------------------------------------------------------------------------------------------------------------
Lounge Chair                 Condition                              Replace all lounge chairs.
------------------------------------------------------------------------------------------------------------------------------------
Headboards                   Condition                              Replace all headboards.
------------------------------------------------------------------------------------------------------------------------------------
Credenza Mirror (15" x 31")  Condition                              Install framed credenza mirrors.
------------------------------------------------------------------------------------------------------------------------------------
Full - Length Mirror (24"    Condition                              Install framed full length mirrors.
 x 60")
------------------------------------------------------------------------------------------------------------------------------------
Coffee Table                 Condition                              Replace all coffee tables.
------------------------------------------------------------------------------------------------------------------------------------
Credenza                     Condition                              Remove all credenzas.
------------------------------------------------------------------------------------------------------------------------------------
Desk                         Condition                              Replace all desks.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                             JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

------------------------------------------------------------------------------------------------------------------------------------
DESK CHAIR                  Condition                               Replace all desk chairs.
------------------------------------------------------------------------------------------------------------------------------------
Activity Table (1100 Sq.    Condition                               Replace all activity tables.
Inches)
------------------------------------------------------------------------------------------------------------------------------------
Activity Chair              Condition                               Replace all activity chairs.
------------------------------------------------------------------------------------------------------------------------------------
Sofa                        Condition                               Replace all sofas.
------------------------------------------------------------------------------------------------------------------------------------
Artwork                     Condition                               Replace all artwork.
------------------------------------------------------------------------------------------------------------------------------------
Mattresses                  Condition                               Replace all worn sleep sets.
------------------------------------------------------------------------------------------------------------------------------------
Luggage Bench               Condition                               Install new upholstered luggage benches that meet standards.
------------------------------------------------------------------------------------------------------------------------------------
Sleeper Sofa                Condition                               Replace all sleeper sofas.
------------------------------------------------------------------------------------------------------------------------------------
Bed Frame                   Condition                               Open bed frames are required in wheelchair accessible guests rooms.
------------------------------------------------------------------------------------------------------------------------------------
Coat Rack                   Condition                               Replace all coat racks per SRD program.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
HVAC                        Condition                               Replace any worn, damaged, and noisy units as needed. Replace warped wood trim and damaged caulk around units and repaint.
------------------------------------------------------------------------------------------------------------------------------------
Televisions (25")           Standards                               Replace all undersized TV sets with new 25" models. All guest rooms must have 25" TV sets per standards.
------------------------------------------------------------------------------------------------------------------------------------
Console Telephone (14'      Standards                               Ensure that all telephones are equipped with 14 foot cords,
Cord)/data port                                                     voice messaging capabilities two lines and data ports.
------------------------------------------------------------------------------------------------------------------------------------
Refrigerator                Condition                               All must be in excellent condition. Refinish fronts of
                                                                    refrigerators to match the casegoods or the millwork which houses them. Provide millwork or cabinetry with solid surface countertop.
------------------------------------------------------------------------------------------------------------------------------------
Microwave                   Condition                               All must be in excellent condition.
------------------------------------------------------------------------------------------------------------------------------------
Coffee Makers               Standards                               Provide tray per standards.
------------------------------------------------------------------------------------------------------------------------------------
Items to be removed         Condition                               Remove all cook tops.
------------------------------------------------------------------------------------------------------------------------------------
Fire Evacuation Plan        Standards                               Install updated plans that coordinate with the signage package.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ACCESSIBLE ROOMS                                                    Accessible rooms are required by the ADA Guidelines and the Bass
                                                                    Hotels & Resorts Standards. Check those documents for exact number of required accessible rooms and other exact
                                                                    requirements.
------------------------------------------------------------------------------------------------------------------------------------
Doors/Hardware              Standards                               Install 32" clear with doors at all locations. Install lever type handles on all doors, including both connecting door
                                                                    handles. Install door viewers at high and low height.
------------------------------------------------------------------------------------------------------------------------------------
Bed Frame                   Condition                               Open bed frames are required in wheelchair accessible guest rooms.
------------------------------------------------------------------------------------------------------------------------------------
Clothes rack, thermostat,   Standards                               Install all accessories and controls in accordance with the
robe hooks, shower                                                  maximum mounting height of 54'' above floor in a side reach
controls, window treatment                                          situation or 48" above floor in a forward reach situation. For
wands, wall mounted iron,                                           instance, coat racks would need to be moved down to alllow
etc.                                                                shelving to be accessed. Another solution would be to install another coat rack at this lower height in the alcove located next to the nightstand.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                             JEKYLL ISLAND, GA/# 2619
                                JANUARY 12, 1999

------------------------------------------------------------------------------------------------------------------------------------
Controls, locks, switches, etc.        Standards                    Controls and operating mechanisms shall be operable with one hand and shall not require tight grasping, pinching, or twisting of the wrist. The force required to activate controls shall be no greater than 5 lbf. (see ADA guidelines) For example, light fixtures require push button controls rather that twist on controls. Also, install secondary latch, rather than chain at entry and connecting doors.
------------------------------------------------------------------------------------------------------------------------------------
Maneuvering space                      Standards                    Provide 36" clear width maneuvering space located along both sides of a sole bed or a 36" clear width maneuvering space between a pair of beds. Provide an accessible route to all controls, doors, windows, closets, electronics, etc.
------------------------------------------------------------------------------------------------------------------------------------
Bath rooms                             Standards                    Accessible bathrooms and roll-in showers are required by the ADA
                                                                    Guidelines and the Bass Hotels & Resorts Standards. Check those documents for exact bathroom guidelines and number of required roll-in showers. Install the required number of roll-in showers.
                                                                    For example, verify proper grab bar location and height and provide anti-scald insulation around all sink piping.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                             JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

GUEST ROOM BATHS

GENERAL DESCRIPTION:

The guest bathrooms require a major renovation. Professional design assistance is required. Submit all plans for review prior to renovation.

                                      BASIS FOR
                                      REQUIRED
AREAS REQUIRE ACTION                   ACTION                                           CURE/REMEDY
--------------------                  ---------                                         -----------
------------------------------------------------------------------------------------------------------------------------------------
FACILITIES
------------------------------------------------------------------------------------------------------------------------------------
Entry Doors/frames                    Condition                     Refinish and repaint interior doors to like new condition or replace. Many are rusted and require replacement or sanding down to bare metal and refinishing.
------------------------------------------------------------------------------------------------------------------------------------
Robe Hook                             Condition                     Replace any tarnished, painted or pitted robe hooks.
------------------------------------------------------------------------------------------------------------------------------------
Floor Treatment (tile)                Condition                     Replace all small (1" x 1") floor tile with a 4" x 4" min
                                                                    neutral colored tile.
                                                                    Recondition grout to like new condition in all rooms.
------------------------------------------------------------------------------------------------------------------------------------
Walls                                 Condition                     Patch all holes in walls. Replace all vinyl with new vinyl or synthetic stucco finish.
------------------------------------------------------------------------------------------------------------------------------------
Ceiling                               Condition                     Repair, refinish and paint all damaged or stained ceilings.
------------------------------------------------------------------------------------------------------------------------------------
Lighting                              Condition                     Replace and upgrade all old general light fixtures to provide adequate illumination level.
------------------------------------------------------------------------------------------------------------------------------------
Vanities                              Condition                     Replace all old laminate vanities. Install new cultured marble or solid surface vanities in a neutral tone. New vanities cannot utilize a visible support leg.
------------------------------------------------------------------------------------------------------------------------------------
Sinks                                 Condition                     Ensure that all sinks in building 4 and the 12 new sinks in building 3 are in excellent condition.
                                                                    Replace any marginal sinks.
                                                                    Replace all sinks with metal trim band and top mounted sinks with undermounted dripless sinks as found in building 4.
------------------------------------------------------------------------------------------------------------------------------------
Vanity Hardware                       Condition                     Replace all vanity hardware in conjunction with the new vanity installation. Install single lever chrome anti-scald fixtures.
                                                                    (no acrylic fixtures) Replace tarnished or pitted drains.
------------------------------------------------------------------------------------------------------------------------------------
Facial Tissue Dispenser               Condition                     Provide recessed wall unit or integral vanity fascia unit in new vanities.
------------------------------------------------------------------------------------------------------------------------------------
Vanity Lighting                       Condition                     Replace and upgrade vanity lighting.
------------------------------------------------------------------------------------------------------------------------------------
Vanity Mirrors                        Condition                     Replace vanity mirrors with framed mirrors.
------------------------------------------------------------------------------------------------------------------------------------
Bathtubs                              Condition                     Replace any discolored, worn, damaged or severely stained tubs.
                                                                    Remove slip strips, glue and grime from all tubs. Provide new, upgraded non-slip feature in all tubs. Replace chipped tubs and tubs with old hardware, such as found in room 401.
------------------------------------------------------------------------------------------------------------------------------------
Tub Enclosure Walls                   Condition                     Replace all caulking and grout as needed.
------------------------------------------------------------------------------------------------------------------------------------
Bathtub Hardware                      Condition                     Replace all bathtub hardware with new, single-lever, anti-scald fixtures.
------------------------------------------------------------------------------------------------------------------------------------

                            PROPOSED LICENSE RENEWAL
                      OF THE HOLIDAY INN-JEKYLL OCEANSIDE,
                             JEKYLL ISLAND, GA/ #2619
                                JANUARY 12, 1999

------------------------------------------------------------------------------------------------------------------------------------
Commode                                  Condition                  Ensure that all commodes are in excellent condition. Replace any marginal commodes.
                                                                    Replace all commode seats, caulk, hardware and exposed piping to restore commodes to like new condition.
------------------------------------------------------------------------------------------------------------------------------------
Reserve Tissue Dispenser                 Standards                  Install reserve roll tissue dispenser in each bathroom where missing damaged or pitted.
------------------------------------------------------------------------------------------------------------------------------------
Mechanical Exhaust                       Condition                  Clean and repaint as needed.
------------------------------------------------------------------------------------------------------------------------------------
Artwork                                  Condition                  Install artwork to provide interest on blank walls.
------------------------------------------------------------------------------------------------------------------------------------
Shower Curtain/Rod                       Condition                  Replace any pitted, tarnished or rusty shower rods, fasteners, or hardware. In each room, all curtain rings must match.
------------------------------------------------------------------------------------------------------------------------------------
Shower head                              Standards                  Ensure that shower heads are six feet above drain, minimum.
------------------------------------------------------------------------------------------------------------------------------------
Grab Bars                                Condition                  Replace old bars with new.
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT E

                             GROUND LESSOR ESTOPPEL

                                    EXHIBIT E

               ACKNOWLEDGEMENT, ESTOPPEL CERTIFICATE AND AGREEMENT
                        (HOLIDAY INN, SHEFFIELD, ALABAMA)

                  THIS ACKNOWLEDGMENT, ESTOPPEL CERTIFICATE AND AGREEMENT ("Agreement") is executed and delivered as of the____ day of______, 2002, among THE CITY OF SHEFFIELD ("Landlord"), MERRILL LYNCH MORTGAGE LENDING, INC., its successors and/or assigns ("Lender"), and SHEFFIELD MOTEL ENTERPRISES, INC. ("Tenant").

                  WHEREAS, Landlord has heretofore leased certain lands described on Exhibit "A" attached hereto (hereinafter the "Premises") to Tenant pursuant to an agreement of lease dated February 6, 1981, which lease was recorded February 16, 1981, in Deed Book 391, page 79 in the Office of the Judge of Probate of Colbert County, Alabama (such lease, as amended, and as it may be further amended and assigned from time to time, hereinafter the "Lease");

                  WHEREAS, Tenant is desirous of obtaining from Lender a loan (the "Loan") secured by a first leasehold mortgage upon Tenant's interest as tenant in the Lease.

                  WHEREAS, Lender is unwilling to make the Loan unless Landlord reaffirms to Lender that the provisions of the Lease respecting Leasehold mortgages are restated and confirmed for Lender's benefit,

                  NOW THEREFORE, Landlord hereby certifies to Lender as follows:

                  1. Without implying that Landlord's acknowledgment or consent may be required under the Lease, Landlord does hereby acknowledge (a) the granting by Tenant of a leasehold mortgage ("Leasehold Mortgage") to Lender on Tenant's interests in the Premises, (b) the pledge of the ownership interests in the Tenant by the holder or holders of all ownership interests in Tenant (i.e. the mezzanine borrower) to the applicable Merrill Lynch mezzanine lending entity (together with its successors and assigns, the "Mezzanine Lender") as security for a mezzanine loan (the "Mezzanine Loan") and the right of Mezzanine Lender to foreclose on such ownership interests in the event of a default under the Mezzanine Loan and (c) the address for delivery of notices to Lender and Mezzanine Lender as set forth below. Upon the mortgaging of the Premises, the pledge of the ownership interests in Tenant pursuant to the Mezzanine Loan and the execution of this Agreement, Landlord acknowledges and agrees that both Lender and Mezzanine Lender shall be deemed to be, and shall have all of the rights and protections granted to a "mortgagee" or "Leasehold Mortgagee" or to the "Servicer" under the Lease.

                  2. Landlord hereby agrees that the execution of this Agreement shall satisfy the notice requirement set forth in Section 5 of the 1995 Amendment of the Lease.

                  3. All of the Leasehold mortgage protection provisions contained in the Lease, including but not limited to Sections 11.01 and 12.01 of the Lease and Sections 3, 4, 5 and 7 of the 1995 Amendment, and all other provisions inuring to the benefit of Leasehold Mortgagees or their successors and assigns are hereby incorporated into this agreement by reference and restated and confirmed by Landlord for the benefit of Lender, Mezzanine Lender, their successors and assigns.

                  4. Unless otherwise notified by Lender or Mezzanine Lender, copies of any notices to Lender or Mezzanine Lender, as the case may be, shall be sent to the following address:

If to Lender:

                  Merrill Lynch Mortgage Lending, Inc.
                  c/o Merrill Lynch & Co.
                  Global Principal Investments
                  4 World Financial Center
                  New York, NY 10080
                  Attn: Steve Glassman (Facsimile: 212-738-1013)
                  Attn: John Gluszak (Facsimile: 212-738-2053)

                  with a copy to:

                  Sidley Austin Brown & Wood, LLP
                  787 Seventh Avenue
                  New York, NY 10019
                  Attn: Alan S. Weil, Esq.
                  Facsimile: (212) 839-5599

                  If to Mezzanine Lender:

                  Merrill Lynch Mortgage Lending, Inc.
                  c/o Merrill Lynch & Co.
                  Global Principal Investments
                  4 World Financial Center
                  New York, NY 10080
                  Attn: Steve Glassman (Facsimile: 212-738-1013)
                  Attn: John Katz (Facsimile: 212-738-8094)

                  with a copy to:

                  Sidley Austin Brown & Wood, LLP
                  787 Seventh Avenue
                  New York, NY 10019
                  Attn: Alan S. Weil, Esq.
                  Facsimile: (212) 839-5599

                  5. Landlord hereby agrees that for so long as any sums in respect of the Loan remain outstanding, it shall not, without the prior written consent of both Lender and Mezzanine Lender: (a) notwithstanding any provisions of the Lease to the contrary, accept, consent to or join in the execution of any instrument purporting to (i) effect the termination, prior to November 30, 2077, of the Lease by Tenant, or (ii) amend or modify the Lease;
(b) permit or accept the
exercise by Tenant of any right it may have to purchase the Premises without having first obtained Lender's written consent thereto. To the extent Lender shall have approved any such exercise by Tenant of such right, the conveyance instrument executed in connection therewith shall expressly provide for the preservation of the leasehold under the Lease, and for the non-merger of the fee and leasehold estates in the Premises.

                  6. Landlord hereby confirms with respect to the new lease referred to in Section 5 of the 1995 Amendment that should Lender or Mezzanine Lender become the tenant under a new lease pursuant to Section 5 of the Amendment title to all improvements including the Building, as defined in the Lease, situate on the Land, as defined in the Lease, shaft automatically vest in Lender or Mezzanine Lender, pursuant to Section 5 of the 1995 Amendment.

                  7. Landlord acknowledges that as between Landlord and Lender, its nominee, or a purchaser at a foreclosure or other sale, the Lease shall not be deemed to be terminated, notwithstanding the rejection of the Lease by the Tenant thereunder or its representative in any proceeding under the Bankruptcy Code (11 U.S.C. Section 101 et seq.) (the "Bankruptcy Code") or any other insolvency law. Lender shall be deemed to have satisfied its obligation to commence foreclosure proceedings by asserting a claim in a proceeding under the Bankruptcy Code or other insolvency proceeding, and Lender shall not be deemed to have failed to satisfy such obligation if Lender is unable to do so as a result of the provisions of Section 362 of the Bankruptcy Code or similar provisions of any other insolvency law.

                  8. Landlord acknowledges that Lender shall have the right to act on behalf of Tenant in any proceeding commenced by or against Landlord under the Bankruptcy Code.

                  9. Landlord acknowledges that Lender and Mezzanine Lender have requested that Landlord execute this Agreement in connection with the Loan and the Mezzanine Loan, and that Lender has agreed to make the Loan and Mezzanine Lender has agreed to make the Mezzanine Loan in reliance on the matters set forth herein.

                           10.      Landlord hereby confirms that pursuant to
Section 1 of the 1995 Amendment, any mortgage placed by Landlord on the fee estate of the Premises shall be subject to and subordinate to the terms of this Lease and the Leasehold Mortgage.

                  11.      Landlord hereby certifies as follows:

                  (a) Landlord is the owner of the fee simple estate in the Premises subject to covenants, easements and restrictions of record, and is the Landlord under the Lease,

                  (b) Landlord has not mortgaged the fee simple estate in the Premises and there are currently no fee simple mortgages, deeds of trust or other security interests encumbering the fee estate in the Premises.

                  (c) The Lease is in full force and effect in accordance with its terms and has not been further assigned, supplemented, modified or otherwise amended accept as set forth herein.

                  (d) To the best of Landlord's knowledge, each of the obligations on Tenant's part to be performed to date under the Lease have been performed.

                  (e) To the best of Landlord's knowledge, there are no offsets, counterclaims, defenses, deductions or credits whatsoever with respect to the Lease.

                  (f) There are, with respect to the Lease, no options to renew or extend, and no security deposits or prepaid rent or liens.

                  (g) Except for the Amendment of Lease dated January 24, 1995 (the "1995 Amendment") and Second Amendment of Lease dated June 16, 1997 (the "1997 Amendment"), there are no agreements (including Subordination, Non-Disturbance and Attornment Agreements) concerning the Premises, whether oral or written between Landlord and Tenant under the Lease (or its predecessors or successors).

                  (h) As of the date hereof, basic rent is $100 per year, payable on or before December 1st of each year. Basic rent due under the Lease has been paid through _____, 20 _______.

                  (i) The term commencement date of the Lease was February 6, 1981, and the current term of the lease shall expire on November 30, 2077.

                  12. The parties agree that the protections and rights granted to the Lender and Mezzanine Lender by this Agreement shall also apply to any other prospective mortgagee of Tenant's interest in the Lease or any other prospective pledgee of the ownership interests in Tenant, provided that the name and address of such lender is provided in writing to Landlord, and such other lender shall be deemed the "Servicer" or the "Leasehold Mortgagee" for the purposes of this Agreement and for the purposes of the Lease.

                  13. Except as amended hereby, the Lease and all the terms, covenants and conditions thereof remain unchanged and in full force and effect, and the Lease, as amended hereby, is hereby ratified and confirmed in all respects.

                  14. This Agreement may be executed in counterparts, and each such counterpart shall constitute an original.

                  This Agreement shall be binding upon, and may be relied upon by, the parties, their successors and assigns, and the terms hereof shall inure to the benefit of the parties, their successors and assigns.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.

                                          LANDLORD:

                                          CITY OF SHEFFIELD, ALABAMA

                                          By:___________________________________
                                             Name:
                                             Title:

                                          TENANT:

                                          SHEFFIELD MOTEL ENTERPRISES, INC.

                                          By:___________________________________
                                             Name:
                                             Title:

                      [NO FURTHER SIGNATURES ON THIS PAGE]

                                          LENDER:

                                          MERRILL LYNCH MORTGAGE LENDING, INC.

                                          By:___________________________________
                                             Name:
                                             Title:

                                          MEZZANINE LENDER:

                                          MERRILL LYNCH MORTGAGE LENDING, INC.

                                          By:___________________________________
                                             Name:
                                             Title:

                      [ACKNOWLEDGEMENTS ON FOLLOWING PAGES]

               ACKNOWLEDGMENT, ESTOPPEL CERTIFICATE AND AGREEMENT
                   (Holiday Inn - East Hartford, Connecticut)

                  THIS ACKNOWLEDGMENT, ESTOPPEL CERTIFICATE AND AGREEMENT ("Agreement") is executed and delivered as of the ___ day of _____, 2002, among
H. W. STEANE COMPANY, INC., formerly known as The Poly Choke Company, Inc. ("Lessor"), and MERRILL LYNCH MORTGAGE LENDING, INC., as Administrative Agent, its successors and/or assigns ("Lender"), and AMI OPERATING PARTNERS, L. P., a Delaware limited partnership ("Lessee").

                                    RECITALS

         A. Lessor is the lessor under the ground lease described on Exhibit "A" hereto between Lessor, as lessor, and Lessee, as lessee, affecting the real property ("Land") and improvements ("Improvements") known as and located at 363 Roberts Street, East Hartford, Connecticut 06108, more particularly described on Exhibit "B" hereto (the Land and Improvements, collectively, the "Leased Premises", such lease, as so amended and assigned, and as it may be further amended and assigned from time to time, the "Lease");

         B. Lessee has transferred controlling interest in its partnership to [_____________], a [__________] corporation, and Lessee is now in the process of obtaining from Lender a refinancing loan (the "Loan") to be secured by, among other things, a leasehold mortgage (the "Mortgage") on and collateral assignment of all of Lessee's interests under the Lease;

         C. Lender is unwilling to make the Loan unless Lessor reaffirms to Lender that the provisions of the Lease are confirmed and restated for Lender's benefit.

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Lessor agrees as follows:

                  1. Without implying that Lessor's acknowledgment or consent may be required under the Lease, Lessor does hereby acknowledge the granting by Lessee of the Mortgage to Lender on Lessee's interests in the Leased Premises, (b) the pledge of the ownership interests in the Lessee by the holder or holders of all ownership interests in Lessee (i.e. the mezzanine borrower) to the applicable Merrill Lynch mezzanine lending entity (together with its successors and assigns, the "Mezzanine Lender") as security for a mezzanine loan (the "Mezzanine Loan") and the right of Mezzanine Lender to foreclose on such ownership interests in the event of a default under the Mezzanine Loan and (c) the address for delivery of notices to Lender and Mezzanine Lender as set forth below. Upon the mortgaging of the Leased Premises, the pledge of the ownership interests in Lessee pursuant to the Mezzanine Loan and the execution of this Agreement, Lessor acknowledges and agrees that both Lender and Mezzanine Lender shall be deemed to be, and shall have all of the rights and protections granted to a "mortgagee" or "Leasehold Mortgagee" or to the "Servicer" under the Lease.

                  2. Lessor and Lessee hereby certify to Lender that: (a) Lessor is the current owner of (i) the fee interest in the Leased Premises, and
(ii) all of the rights and benefits of

"Lessor" under the Lease; (b) all rents and other sums due and owing under the Lease as of the date hereof are current and not in arrears; (c) there exists no uncured default under the Lease by Lessor or Lessee; (d) the Lease is in full force and effect, (e) the current term of the Lease expires on April 30, 2007, the extended term of the Lease expires on April 30, 2022, and Lessee has remaining two (2) 15-year options to renew the term; (f) all of the material obligations under the Lease which have accrued prior to the date of this Agreement have been fully performed; and (g) Exhibit "A" lists the only instruments governing Lessor's and Lessee's rights and obligations with respect to the Leased Premises.

                  3. The "Net Basic Rental" for the current period (5/01/02 through 4/30/07) is payable $9,398.19 per month. Net Basic Rental shall next be adjusted in 2007 to be effective for the 5-year period beginning 05/01/07. Rent is due in advance on the 1st day of each month. Rent is paid through October 31, 2002, and the next rent payment is due on _________, 2002.

                  4. There is no parking lot lease, either oral or written, currently in effect.

                  5. Unless otherwise notified by Lender or Mezzanine Lender, copies of any notices to Lender or Mezzanine Lender, as the case may be, shall be sent to the following address:

                  If to Lender:

                           Merrill Lynch Mortgage Lending, Inc.
                           c/o Merrill Lynch & Co.
                           Global Principal Investments
                           4 World Financial Center
                           New York, NY 10080
                           Attn: Steve Glassman
                           Facsimile: (212) 738-1013
                           Attn: John Gluszak
                           Facsimile: (212) 738-2053

                  with a copy to:

                           Sidley Austin Brown & Wood, LLP
                           787 Seventh Avenue
                           New York, NY 10019
                           Attn: Alan S. Weil, Esq.
                           Facsimile: (212) 839-5599

                  If to Mezzanine Lender:

                           Merrill Lynch Mortgage Lending, Inc.
                           c/o Merrill Lynch & Co.
                           4 World Financial Center
                           New York, NY 10080
                           Attn: Steve Glassman
                           Facsimile: (212) 738-1013
                           Attn: John Katz
                           Facsimile: (212) 738-8094

                  with a copy to:

                           Sidley Austin Brown & Wood, LLP
                           787 Seventh Avenue
                           New York, NY 10019
                           Attn: Alan S. Weil, Esq.
                           Facsimile: (212) 839-5599

                  6. In the event Lender shall acquire, assume or succeed to Lessee's interest under the Lease, then in such event, so long as Lender is not in default in the performance of any of the terms, covenants or conditions of the Lease on Lessee's part to be performed and has cured all prior defaults, Lender's possession under the Lease and Lender's rights and privileges thereunder, or under any extensions thereof which may be effected in accordance with any option therefor contained in the Lease, shall not be diminished or interfered with by Lessor, and Lender's occupancy shall not be disturbed by Lessor during the term of the Lease or any such extensions or renewals thereof.

                  7. Lender understands and agrees that Lessor is neither a party to the Loan nor are Lessor's fee title and Lessor's interest in the Lease subordinate to the security interest of the Mortgage on the lessee's interest in the Lease.

                  8. Lessor hereby agrees that either Lender or Mezzanine Lender shall have the right, pursuant to the terms of the Lease, to exercise either of the remaining two (2) options to renew the term of the Lease, if the Lessee shall fail to do so, whether or not an event of default under the Mortgage shall have occurred, provided that Lender or Mezzanine Lender shall do so strictly in accordance with the Lease. In the event Lender or Mezzanine Lender does so exercise any option to renew, Lender or Mezzanine Lender shall become obligated with the Lessee for the performance of the obligations set forth in the Lease.

                  9. Lessor hereby agrees that for so long as any sums in respect of the Loan remain outstanding, it shall not, without the prior written consent of both Lender and Mezzanine Lender: (a) notwithstanding any provisions of the Lease to the contrary, accept, consent to or join in the execution of any instrument purporting to (i) effect the termination, prior to April 30, 2022, of the Lease by Lessee, or (ii) amend or modify the Lease; (b) permit or accept the exercise by Lessee of any right it may have to purchase the Leased Premises without having first obtained Lender's written consent thereto. To the extent Lender shall have approved any such exercise by Lessee of such right, the conveyance instrument executed in connection therewith shall expressly provide for the preservation of the leasehold under the Lease, and for the non-merger of the fee and leasehold estates in the Leased Premises.

                  10. Lessor's fee simple interest in the Leased Premises and the Lessor's interest under the Lease are not encumbered.

                  11. Lessor acknowledges that as between Lessor and Lender, its nominee, or a purchaser at a foreclosure or other sale, the Lease shall not be deemed to be terminated, notwithstanding the rejection of the Lease by the Lessee thereunder or its representative in any proceeding under the Bankruptcy Code (11 U. S. C. Section. 101 et seq.) (the "Bankruptcy Code") or any other insolvency law. Lender shall be deemed to have satisfied its obligation to commence foreclosure proceedings by asserting a claim in a proceeding under the Bankruptcy Code or other insolvency proceeding, and Lender shall not be deemed to have failed to satisfy such obligation if Lender is unable to do so as a result of the provisions of Section 362 of the Bankruptcy Code or similar provisions of any other insolvency law.

                  12. Lessor acknowledges that Lender shall have the right to act on behalf of Lessee in any proceeding commenced by or against Lessor under the Bankruptcy Code.

                  13. Lessor acknowledges that Lender and Mezzanine Lender have requested that Lessor execute this Agreement in connection with the Loan and the Mezzanine Loan, and that Lender has agreed to make the Loan and Mezzanine Lender has agreed to make the Mezzanine Loan in reliance on the matters set forth herein.

                  14. Lessor hereby agrees that for so long as any sums in respect of the Loan remain outstanding, notwithstanding any provisions of the Lease to the contrary, in the event of a casualty to or condemnation affecting the Leased Premises, Lender shall be entitled to receive all insurance proceeds and condemnation awards and apply the same in accordance with the terms of the loan documents entered into between Lessee and Lender in connection with the Loan, and shall have the right, but not the obligation, to restore the Leased Premises.

                  15. This Agreement may be executed in counterparts, and each such counterpart shall constitute an original.

                  16. Except as amended hereby, the Lease and all the terms, covenants and conditions thereof remain unchanged and in full force and effect, and the Lease, as amended hereby, is hereby ratified and confirmed in all respects.

                  17. The parties agree that the protections and rights granted to the Lender and Mezzanine Lender by this Agreement shall also apply to any other prospective mortgagee of Lessee's interest in the Lease or any other prospective pledgee of the ownership interests in Lessee, provided that the name and address of such lender is provided in writing to Lessor, and such other lender shall be deemed the "Servicer" or the "Leasehold Mortgagee" for the purposes of this Agreement and for the purposes of the Lease.

                  18. This Agreement shall be binding upon, and may be relied upon by, the parties, their successors and assigns, and the terms hereof shall inure to the benefit of the parties, their successors and assigns.

         IN WITNESS WHEREOF, Lessor has executed this Agreement as of the date and year first above written.

                           LESSOR:

                           H. W. STEANE COMPANY, INC., a Connecticut corporation, formerly known as The Poly Choke Company, Inc.

                           By: ________________________________
                               Name:
                               Title:

                      [NO FURTHER SIGNATURES ON THIS PAGE]

                           LESSEE:

                           AMI OPERATING PARTNERS, L. P., a Delaware limited partnership, acting by and through its sole general partner, to wit:

                           AMIOP ACQUISITION CORP., a Delaware
                           corporation,

                           By: ________________________________
                               Name:
                               Title:

                      [NO FURTHER SIGNATURES ON THIS PAGE]

                           LENDER:

                           MERRILL LYNCH MORTGAGE LENDING, INC.,
                           as Administrative Agent

                           By: ________________________________
                               Name:
                               Title:

                      [NO FURTHER SIGNATURES ON THIS PAGE]

                           MEZZANINE LENDER:

                           MERRILL LYNCH MORTGAGE LENDING, INC.

                           By: ________________________________
                               Name: __________________________
                               Title: _________________________

                      [NO FURTHER SIGNATURES ON THIS PAGE]

                                 ACKNOWLEDGMENT

STATE OF NEW YORK       )
                        )ss:
COUNTY OF NEW YORK      )

On this ___ day of _____, 2002, before me personally appeared ______________, to me known, who, being by me duly sworn, did depose and say that he/she is _________ of MERRILL LYNCH MORTGAGE LENDING, INC. as Administrative Agent, described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of the corporation.

                                      _________________________________________
                                      Notary Public, State of New York At Large
                                      Print Name:

                  [Notarizations continued on following page.]

                                 ACKNOWLEDGMENT

STATE OF NEW YORK       )
                        )ss:
COUNTY OF NEW YORK      )

On this ___ day of _____, 2002, before me personally appeared _____________, to me known, who, being by me duly sworn, did depose and say that he/she is ___________ of MERRILL LYNCH MORTGAGE LENDING, INC. as Administrative Agent, described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of the corporation.

                                      _________________________________________
                                      Notary Public, State of New York At Large
                                      Print Name:

                  [Notarizations continued on following page.]

STATE OF _______________)
                        )ss:
COUNTY OF ______________)

         The foregoing instrument was acknowledged before me this _____ day of ______, 2002 by _______, as __________ of H. W. STEANE COMPANY, INC., a
Connecticut corporation, on behalf of said corporation.

         Personally Known _______ OR Produced Identification _______________

         Type of Identification Produced: __________________________________

                                      ______________________________________
                                      Print or Stamp Name:
                                      Notary Public, State of _____ At Large
                                      Commission No.: ______________________
                                      My Commission Expires: _______________

                  [Notarizations continued on following page.]

STATE OF _______________)
                        )ss:
COUNTY OF ______________)

         The foregoing instrument was acknowledged before me this ___ day of _____, 2002 by ____________, as ____________ of AMI Operating Partners, L. P., a
Delaware limited partnership, acting by and through its sole general partner, AMIOP Acquisition Corp., a Delaware corporation.

         Personally Known _____ OR Produced Identification _________________

         Type of Identification Produced: __________________________________

                                      ______________________________________
                                      Notary Public, State of _____ At Large
                                      Commission No.: ______________________
                                      My Commission Expires: _______________

STATE OF GEORGIA,
COUNTY OF GLYNN:

                              ESTOPPEL CERTIFICATE
                                  AND AGREEMENT

         THIS ESTOPPEL CERTIFICATE AND AGREEMENT (hereinafter referred to as "Certificate") is made this ____ day of ________, 2002, by and between the JEKYLL ISLAND-STATE PARK AUTHORITY, a body corporate and politic created by the General Assembly of the State of Georgia (hereinafter referred to as "Lessor"), MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (with its successor and assigns, hereinafter referred to as "Lender"), PENMOCO, INC., a Georgia corporation and ISLAND MOTEL ENTERPRISES, INC., a Georgia corporation and a wholly owned subsidiary of Service, Inc. (hereinafter collectively referred to as "Lessee").

                            W I T N E S S E T H THAT:

         WHEREAS, Lessee holds the Lessee's interest in and to the leasehold estate created by virtue of and pursuant to that certain October 23, 1972, Lease Agreement (hereinafter referred to as the "Lease Agreement") made by and between the Lessor and Penmoco, Inc., as Lessee, relating to certain land (hereinafter referred to as "Property") located on Jekyll Island, Georgia, more particularly described in that certain Declaration of Lease for Recordation dated October 23, 1972, between the Lessor and Penmoco, Inc., of record in the Office of the Clerk of the Superior Court of Glynn County, Georgia, in Deed Book 127, page 621; and

         WHEREAS, the Lease Agreement was subsequently modified and amended by various instruments, including a "Modification Agreement" dated October 8, 1973, a "Modification Agreement" dated October 3, 1974, an "Assignment, Assumption and Agreement" dated October 26, 1976, (wherein SERVICO, INC., a Florida corporation, bound itself as Guarantor of Island Motel Enterprises, Inc.'s performance under the Lease Agreement), and a "Modification of Warranty Deed to Secure Debt" dated April 4, 1978.

                            N O W, T H E R E F O R E,

         For the benefit of the Lessee and Merrill Lynch Mortgage Lending, Inc., together with its successors and assigns, the Lessor does hereby acknowledge and the parties do hereby agree:

         1. As of the date hereof, the Lessee has, to the best of Lessor's knowledge, performed its obligations due and required under the Lease Agreement and the Lease Agreement is in good standing, full force and effect and not in default, with the following exceptions: The Lessee is currently in bankruptcy in the United States Bankruptcy Court for the Southern District of New York, having filed for Chapter 11 bankruptcy, and has a pre-petition balance of $7,582.38 due and owing to the Lessor in accordance with the terms of the orders of the Bankruptcy Court.

         2. That Lessee, as of the date of this Estoppel Certificate, is not in arrears on payment due Lessor and attributable to the Lease Agreement identified above, with the following exceptions: The Lessee is currently in bankruptcy in the United States Bankruptcy Court for the Southern District of New York, having filed for Chapter 11 bankruptcy, and has a pre-petition balance of $7,582.38 due and owing to the Lessor in accordance with the terms of the orders of the Bankruptcy Court.

         3. That Lessee, as of the date of this Estoppel Certificate, is required to pay base rent in the amount of $20,976.66 per month, for the period September 1, 2002 through August 30, 2012, and thereafter adjusted according to the terms of the Lease, with such payment being due and payable on the 1st day of the month. In addition, percentage rent is owed when Gross Income Earned year-to-date multiplied by 3.5% is greater than the annual base rent.

         4. That the Lease Agreement covers the site of the Holiday Inn Motel on Jekyll Island, Georgia, and the underlying fee of that site is owned by the State of Georgia, and is leased to the Jekyll Island-State Park Authority through the year 2049.

         5. That the site is a beachfront property, not zoned, per se, under the existing ordinances of the Jekyll Island-State Park Authority. However, a combination of the Authority's ordinances and the Lease Agreement would limit the present use of the property to the operation of a modern, first-class, family-oriented hotel and to no other purpose.

         6. Because this is a beachfront site, located on a barrier island off the Georgia coast, whether, if destroyed, the property could be rebuilt would depend upon the laws and regulations of the United States Army Corps of Engineers, the Georgia Department of Natural Resources, and any other regulatory agency as those laws and regulations may be in effect at the time of such destruction. The Authority has not undertaken to determine whether presently existing regulations would allow for the rebuilding of the property.

         7. Notwithstanding anything to the contrary contained in the Lease, Lessor consents to the mortgaging of the Lease to Lender pursuant to a loan agreement between Lender and Lessee (the "Loan Agreement") and agrees that upon such mortgaging, Lender, and any assignee of the Lender named herein that is a Qualified Assignee, shall be deemed to be, and shall have all of the rights and protections granted to a "mortgagee" or "Leasehold Mortgagee" or to the "Servicer" under the Lease Agreement. "Qualified Assignee" shall mean any successor or assign of Lender that is a financial institution, including any commercial bank, investment bank, savings and loan association, commercial finance company, commercial mortgage company, or any commercial real estate lender that is regulated under the laws of any state or the federal laws of the United States, or any entity wholly-owned subsidiary of any such financial institution or any financial institution acting in the capacity of a trustee of a securitization. The mortgage will be required to maintain an agent in the state of Georgia.

         8. Lessor hereby waives its rights under Section 75 of the Lease Agreement to exercise any option to purchase the leasehold note and mortgage upon a default by Lessee under the Leasehold Mortgage.

         9. Lessor hereby waives the requirements of Section 76 of the Lease Agreement, and hereby agrees that any failure of Lessee to comply with such Section shall not constitute an event of default under the Lease Agreement.

         10. During the term of Lender's mortgage, Lessee shall make contributions to a reserve in the amount of 4% of the gross revenues of the Property as required under the Loan Agreement, which reserve shall be held by Lender in a segregated account or subaccount and shall be available only for capital expenditures relating to the Property; provided, however, that Lessor hereby acknowledges that such reserve shall be additional collateral to the loan (made pursuant to the Loan Agreement) and that Lender may realize on it upon an event of default of the loan.

         This Certificate shall be governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF Lessor, Lender and Lessee have caused this Certificate to be properly signed and sealed the day and date first set out above.

                          (SIGNATURES BEGIN NEXT PAGE)

Signed, sealed and delivered                JEKYLL ISLAND-STATE
for the Jekyll Island-State Park            PARK AUTHORITY
Authority in our presence:

________________________________            /s/ William A. Donohue
Unofficial Witness                          ----------------------
                                            William A. Donohue
________________________________            Executive Director
Notary Public

My Commission Expires:

________________________________

(Notary Seal Affixed Here)

Signed, sealed and delivered             PENMOCO, INC.
for Penmoco, Inc. in our presence:

__________________________________       ________________________________
Unofficial Witness                       Name:
                                         Title:

__________________________________
Notary Public

My Commission Expires:

__________________________________

(Notary Seal Affixed Here)

Signed, sealed and delivered             ISLAND MOTEL
for Island Motel Enterprises, Inc.       ENTERPRISES, INC.
in our presence:

__________________________________       ________________________________
Unofficial Witness                       Name:
                                         Title:
__________________________________
Notary Public

My Commission Expires:

__________________________________

(Notary Seal Affixed Here)

Signed, sealed and delivered            SERVICO, INC, Guarantor
for SERVICO, INC,
in our presence:

__________________________________       ________________________________
Unofficial Witness                       Name:
                                         Title:
Notary Public

My Commission Expires:

__________________________________

(Notary Seal Affixed Here)

Signed, sealed and delivered             MERRILL LYNCH MORTGAGE
for Merrill Lynch Mortgage               FUNDING, INC.
Funding, Inc. in our presence:

__________________________________       ________________________________
Unofficial Witness                       Name:
                                         Title:

__________________________________
Notary Public

My Commission Expires:

__________________________________

(Notary Seal Affixed Here)

This Document Was Prepared By, Record and Return To: Alan S. Weil, Esq., Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019.

                  CONSENT, CERTIFICATE AND AGREEMENT OF LESSOR

         THIS CONSENT, CERTIFICATE AND AGREEMENT OF LESSOR is executed and delivered as of this _____ day of _____, 2002, by the City of Cedar Rapids, Iowa (the "City").

                                    RECITALS:

         A. The City is the lessor under that certain Lease of Air Rights dated October 14, 1976, by and between the City, as lessor, and Five Seasons Inn, Inc. ("Five Seasons"), as lessee, relating to "air space", "footings and support columns" and the "stairway and elevator" more particularly described in Exhibit "A" thereto (the "Hotel Leased Premises"), which lease was recorded in Volume 1733, at Page 1 of the Records of Linn County, Iowa, as amended pursuant to that certain Agreement to Correct Legal Description dated January 4, 1978, a true and correct copy of which is attached hereto as Exhibit "A". (Such lease, as so amended and as assigned and as it may be further amended and assigned from tome to time is hereinafter referred to as the "Hotel Air Rights Lease"). The lessee's interests in the Hotel Air Rights Lease were subsequently assigned to and assumed by C. R. I. Hotel Associates, L. P. ("CRI") by that certain Assignment and Assumption of Lease of Air Rights between AETNA Life Insurance Company ("AETNA") (as successor in interest to Five Seasons), as assignor, and CRI, as assignee, recorded in Liber 2877, at Page 344, of the Records of Linn County, Iowa.

         B. The City is the lessor under that certain unrecorded Lease dated May 23, 1979, by and between the City, as lessor, and Five Seasons, as lessee, relating to an enclosed overhead pedestrian passage in the airspace over a portion of the alley in Block 16. Original Town, Cedar Rapids, Iowa, more particularly described therein (the "Pedestrian Passage"), as amended by that certain Amendment to Lease Originally Executed May 23, 1979, executed by and between the City and Five Seasons as of January 3, 1984 and that certain Amendment to Lease Originally Executed May 23, 1979, executed by and between the City and Five Seasons as of may 22, 1985, true and correct copies of which are attached hereto as Exhibits "B-1", "B-2" and "B-3". (Such lease, as so amended and assigned, and as it may be further amended and assigned from time to time, is hereinafter referred to as the "Block 16 Air Rights Lease"). The lessee's interests in the foregoing Lease were subsequently assigned to and assumed by CRI, by Assignment and Assumption of Lease between AETNA (as successor in interest to Five Seasons), as assignor, and CRI, as assignee.

         C. The City is the lessor under that certain Ballroom Rental Agreement dated October 26, 1977, by and between the City and Five Seasons, relating to the use of a ballroom (the "Ballroom") located on the second floor of the City's Community Center, which agreement was recorded in Volume 1733, at Page 32, of the Records of Linn County, Iowa, as modified by that certain unrecorded Proposed Amendment to Ballroom Rental Agreement, dated October 26, 1977, by and between the City and CRI (as assignee of AETNA, as successor in interest to Five Seasons), dated February 17, 1993 (a true and correct copy of which unrecorded amendment is attached hereto as Exhibit "C" (such agreement, as to amended and assigned, and as it may be further amended and assigned from time to time, is hereinafter referred to as the "Ballroom Agreement").

         D. The City is a party to that certain unrecorded Parking Space Agreement dated May 18, 1977, by and between the City and Five Seasons, relating to the use of City parking facilities by the holder of the lessee's interests in the Hotel Air Rights Lease, a true and correct copy of which is attached hereto as Exhibit "D" (such agreement, as assigned as it may further be amended and assigned form time to time, is hereinafter referred to as the "Parking Agreement").

         E. The City is the owner of that certain pedestrian skywalk (the "Garage Skywalk ") extending easterly from Block 23, Original Town of Cedar Rapids, Iowa, across Fourth Street N. E. to the parking garage owned by the City and referred to in the Parking Agreement.

         F. CRI has sold, transferred, conveyed and assigned to Servico Cedar Rapids, Inc., an Iowa corporation ("Servico") all of its rights, title and interests in and to the Hotel Air Rights Lease, Block 16 Air Rights Lease, Ballroom Agreement, Parking Agreement (collectively, the "Lease Agreements") and any rights of CRI in and to the Garage Skywalk (collectively, the "Assigned Interests"), by Special Warranty Deed dated May 28, 1997, recorded in Book 3494, at Page 693, of the Records of Linn County, Iowa and Assignment and Assumption of Leases dated May 28, 1997, recorded in Book 3494, at Page 684 of the Records of Linn County, Iowa.

         G. In accordance with the provisions of the Lease Agreements, and in connection with Merrill Lynch Mortgage Lending, Inc. (in its capacity as lender and mezzanine lender, together with its respective successors and assigns and any subsequent holder of mortgages or security interests in the Assigned Interests) (collectively, the "Lender") making a loan to Servico, or any refinancing of such loan, the City has agreed to execute this Agreement.

                                    AGREEMENT

         In consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the City hereby confirms and agrees as follows:

                           1.       The Recitals contained hereinabove are true
and correct.

                           2.       The City hereby represents and warrants that
it is the current owner, in fee simple, of the Hotel Leased Premises, the Pedestrian Passage and the Ballroom (collectively, the "Lease Agreements Premises"), the Garage Skywalk and the "Five Seasons Parkade" (the garage facility to which the Garage Skywalk is connected). The City is the current owner and holder of all of the rights and benefits of the "lessor" under the Lease Agreements.

                           3.       The Lease Agreements are all of the
documents pertaining to the Assigned Interests to which the City is a party, such Lease Agreements have not been modified or amended except as described in the Recitals, and the Lease Agreements are in full force and effect.

                           4.       To the City's knowledge, after due inquiry,
Servico is not in material default under any of the Lease Agreements, and all rents and other charges payable thereunder are current.

                           5.       With respect to the Hotel Air Rights Lease,
the City hereby waives its right of first refusal (as set forth in Section 14 of the Hotel Air Rights Lease) as it applies to the conveyance of the lessee's interests in the Lease Agreements from Servico to Lender (or any designee of Lender) pursuant to a foreclosure upon Lender's security interests in the Assigned Interests, or a conveyance in lieu thereof.

                           6.       With respect to the Block 16 Air Rights
Lease, the City confirms and agrees to the following:

                                    (a)      The current rental rate is $1.00
per year,

                                    (b)      The date upon which the last
structural inspection certificate required under the Block 16 Air Rights Lease was filed with the City is _____; and

                                    (c)      The City reaffirms the provisions
of the Block 16 Air Rights Lease, and confirms that its records reflect that such lease has heretofore been assigned to Servico.

                           7.       With respect to the Ballroom Agreement, the
City agrees as follows:

                                    (a)      In clarification of the provisions
of Section 4 of the Ballroom Agreement, the rental payable under such Ballroom Agreement is currently the greater of $50.000.00 per year or the percentage rent described in Section 4 of the Ballroom Rental Agreement. Rental payable for the year 2002 is ______________; and

                                    (b)      The Ballroom Agreement has been
executed pursuant to Section 11 of the Hotel Air Rights Lease, and the City agrees that the lessee under the Hotel Air Rights Lease shall have the exclusive use of the Ballroom throughout the term of the Hotel Air Rights Lease; provided, however, that the Ballroom Agreement may be amended from time to time with respect to the rental payments required thereunder. Accordingly, prior to the expiration of the Ballroom Agreement, City agrees that it shall execute an amendment, renewal or extension thereof, extending the term of the Ballroom Agreement on terms reasonably acceptable to City and the then holder of the lessee's interests under the Hotel Air Rights Lease.

                           8.       With respect to the Parking Agreement, the
City agrees that the applicable parking rate has been negotiated by and between the City and the holder of the lessee's interest in the Lease Agreements consistent with Iowa law and the Lease Agreements The current applicable parking rate is _________________________.

                           9.       The Garage Skywalk is public property, and
Servico and all subsequent holders of lessee's interests in the Hotel Air rights Lease, their officers, employees, licensees and invitees shall have the right to use the Garage Skywalk for pedestrian access between the Hotel Leased Premises and the Five Seasons Parkade during the term of the Hotel Air Rights Lease.

                           10.      The City hereby consents to the granting of
liens in Servico's interests in the Assigned Interests in favor of Lender (without implying herein that the City's consent may be required under any or all of the Lease Agreements). Neither the foregoing consent nor any other provision of this Agreement shall be deemed or interpreted as a subordination by the City of its interests in the Lease Agreements or any of the property relating thereto.

                           11.      The City hereby agrees that in the event of
any casualty to the Hotel Leased Premises or the Pedestrian Passage, Servico (and any subsequent holder of the lessee's interests in the Hotel Air Rights Lease) shall be entitled to all insurance proceeds payable with respect to such casualty under insurance policies obtained, maintained and whose premiums are paid by the holder of such lessee's interests, and the City shall have no claim to such proceeds.

                           12.      Unless otherwise notified by Lender, copies
of any notices to the lessee under the lease Agreements shall be sent to Lender at the following address:

                                         Merrill Lynch Mortgage Lending, Inc.
                                         4 World Financial Center
                                         New York, NY 10080
                                         Attn: Steven Glassman
                                         Facsimile: (212) 738-1013

                                         With Copy to:

                                         Sidley Austin Brown & Wood LLP
                                         787 Seventh Avenue
                                         New York, NY 10019
                                         Attn: Alan S. Weil, Esq.
                                         Facsimile: (212) 839-5599

         The City shall accept the cure, by Lender, of any default under the Lease Agreements with the same force and effect as if such cure had been made by the leasee under the Lease Agreements.

                           13.      In the event Lender shall acquire, assume or
succeed to Servico's interests under any of the Lease Agreements, then in such event, so long as Lender is not in default in the performance of any of the terms, conditions or covenants of the Lease Agreements to be performed by the lessees thereunder, Lender's possession of the Lease Agreements Premises under the Lease Agreements and Lender's rights and privileges thereunder, or under any extension or renewals thereof which may be effected in connection with any option therefor contained in the Lease Agreements, shall not be diminished or interfered with by City, and Lender's occupancy shall not be disturbed by the City during the term of the Lease Agreements or any such extensions or renewals thereof and Lender shall be entitled to the benefit of this Agreement.

                           14.      City hereby agrees that for so long as the
Loan shall not have been satisfied, notwithstanding any provisions of the Lease Agreements to the contrary, City shall not accept, consent to or join in the execution of any instrument purporting to effect the termination, prior to April 30, 2020, of the Hotel Air Rights Lease without the prior written consent of Lender unless a material default shall have occurred under the Hotel Air Rights Lease and shall not have been waived by resolution of the City Council or cured within any applicable grace or cure period.

                           15.      City hereby acknowledges that it has not
given Servico any right to purchase or acquire the Lease Agreements Premises and the City agrees that it shall not permit Servico or any subsequent lessee under the Hotel Air Rights Lease to purchase the Hotel Leased Premises at any time prior to the satisfaction of the Loan without first having obtained Lender's written consent thereto.

                           16.      City acknowledges that, as between City and
the Lender, its nominee or a purchaser at a foreclosure or other sale, the Lease Agreements shall not be deemed to be terminated notwithstanding the rejection of the Lease Agreements by the lessee thereunder or its representative in any proceeding under the Bankruptcy Code (11 U. S. C. Section 101 et. seq.) (the "Bankruptcy Code ") or any other insolvency law provided Lender shall, from and after the date it acquires the lessee's interests in the Assigned Interests, comply with the lessee's obligations under the Lease Agreements.

                                         CITY OF CEDAR RAPIDS, IOWA

                                         By:________________________

                                            Mayor

Attest:___________________________________

       its Clerk

STATE OF IOWA           )
                        )ss:
COUNTY OF LINN          )

         On this _____ day of ________________, 2002, before me, the undersigned, a Notary Public in and for the State of Iowa, personally appeared __________________ and __________________, to me personally known, who being by me duly sworn, did say that they are the Mayor and City Clerk, respectively, of the City of Cedar Rapids, Iowa; a municipal corporation; that the seal affixed to the foregoing instrument is the corporate seal on behalf of the corporation, by authority of its City Council, as contained in Resolution No. _____ passed by the City Council on the _____ day of __________________, 2002; and
___________________________ and _____________________ acknowledged the execution of the instrument to be their voluntary act and deed and the voluntary act and deed of the corporation, by it voluntarily executed.

                                         _________________________________
                                         NOTARY PUBLIC - STATE OF IOWA

         The following parties have executed this Agreement for the purpose of acknowledging and consenting to the matters referred to herein

                                         SERVICO CEDAR RAPIDS, INC., an
                                         Iowa corporation

                                         By:_______________________________
                                            Name:
                                            Title:

STATE OF                )
                        )ss:
COUNTY OF               )

         On this _____ day of _____, 2002, before me, the undersigned, a Notary Public in and for the State of _______________________, personally appeared _________________, to me personally known, who being by me duly sworn, did say he is the ____________________ of Servico Cedar Rapids, Inc. an Iowa corporation; that the seal affixed to the foregoing instrument is the corporate seal of the corporation, and that the instrument was signed and sealed on behalf of the corporation, by authority of its Board of Directors; and ______________________ acknowledged the execution of the instrument to be his voluntary act and deed and the voluntary act and deed of the corporation, by it voluntarily executed.

                                           ____________________________________
                                           NOTARY PUBLIC - STATE OF IOWA

                           HARRY G. PAPPAS & SONS, LLC
                                5504 KEMPER ROAD
                               BALTIMORE, MD 21210

                                November 20, 2002

VIA REGULAR MAIL & FACSIMILE (212-738-1013)
Merrill Lynch Mortgage Lending. Inc.
c/o Merrill Lynch & Co.
Global Principal Investments
4 World Financial Center
New York, New York 10080

VIA REGULAR MAIL & FACSIMILE (404-364-0088)
Lodgian AMI, Inc.
c/o Servico, Inc.
3445 Peachtree Road N. E.
Atlanta, Georgia 30326

         Re: Lease, December 31, 1962, Harry G. Pappas & Sons, LLC to Lodgian AMI, Inc.
                  Holiday Inn - Inner Harbor, Baltimore, Maryland
                  301 West Lombard Street, Baltimore, Maryland

Dear Ladies and Gentlemen:

         Harry G. Pappas & Sons, LLC, the "Lessor" in connection with the above referenced lease, as amended, (the "Lease"), hereby confirms to you in connection with the granting of a leasehold mortgage from Lodgian AMI, Inc. ("Lessee") to Merrill Lynch Mortgage Lending, Inc. and its successors and assigns ("Lender") with respect to the Lease that:

         (a) to the best of Lessor's knowledge, information and belief, without investigation or inquiry, all rents and other sums due and owing under the Lease as of the date hereof are current and not in arrears;

         (b) the current term of the Lease expires on December 31, 2037, and there is one (1) remaining twenty (20) year option to extend the term;

                      ACKNOWLEDGMENT, ESTOPPEL CERTIFICATE
                                 AND AGREEMENT
                       (Baltimors - International Airport)

         THIS ACKNOWLEDGEMENT, ESTOPPEL CERTIFICATE AND AGREEMENT ("Agreement") is executed and delivered as of this____ day of ________, 2002, among HARRY W. RODGERS, III, WILLIAM A. RODGERS and W. DALE HESS, as partners trading as D. R.
H. INVESTMENT COMPANY (as to a 90% undivided interest), and BALTIMORE-WASHINGTON SCIENCE AND INDUSTRY CENTER, L.P., a Maryland limited partnership (as to a 10% undivided interest) (collectively, "Lessor "); MERRILL LYNCH MORTGAGE LENDING, INC., in its capacity as mortgage lender and mezzanine lender (together with its respective successors and/or assigns, collectively, "Lender "); and LODGIAN AMI, INC. a Maryland corporation ( "Lessee ").

                                    RECITALS

         A. Lessor is the lessor under the ground lease described on Exhibit "A" hereto between Lessor, as lessor, and Lessee, as lessee, affecting the real property ("Land") and improvements ("Improvements") known as located at BWI International Airport, 890 Elkridge Landing Road, Linthicum Heights, Maryland 21090, more particularly described on Exhibit "B" hereto (the Land and Improvements, collectively, the "Leased Premises"; such lease, as so amended and assigned, and as it may be further amended and assigned from time to time, the "Lease");

         B. Lessee is now in the process of obtaining from Lender a refinancing loan (the "Loan ") to be secured by, among other things, a leasehold mortgage and collateral assignment of all interests under the Lease;

         C. In order to facilitate the transactions described herein, Lessor has agreed to enter into this Agreement, without which Lender would not make the Loan.

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Lessor agrees as follows:

         1. Without implying that Lessor's acknowledgment or consent may be required under the Lease, Lessor does hereby acknowledge and consent to (a) the granting by Lessee of a leasehold mortgage ("Leasehold Mortgage") to Lender on Lessee's interests in the Leased Premises, (b) the pledge of the ownership interests in the Lessee by the holder or holders of all ownership interests in Lessee (i.e. the mezzanine borrower) to the applicable Merrill Lynch mezzanine lending entity (together with its successors and assigns, the "Mezzanine Lender") as security for a mezzanine loan (the "Mezzanine Loan") and the right of Mezzanine Lender to foreclose on such ownership interests in the event of a default under the Mezzanine Loan and (c) the address for delivery of notices to Lender and Mezzanine Lender as set forth below. Upon the mortgaging of the Leased Premises, the pledge of the ownership interests in Lessee pursuant to the Mezzanine Loan and the execution of this Agreement, Lessor acknowledges and agrees that both Lender and Mezzanine Lender shall be deemed to be, and shall have all of the rights and protections granted to a "mortgagee" or "Leasehold Mortgagee" or to the "Servicer" under the Lease.

         2. Lessee hereby gives notice of and Lessor hereby accepts Lessee's election to extend the term of the Lease for an additional 10-year term, to September 11, 2023.

         3. Lessor and Lessee hereby certify to Lender that: (a) Lessor is the current owner of (i) the fee interest in the Leased Premises, and (ii) all of the rights and benefits of "Lessor" under the Lease; (b) to the best of Lessor's knowledge, all rents and other sums due and owing under the Lease as of the date hereof are current and not in arrears; (c) to the best of Lessor's knowledge, there exists no uncured default under the Lease by Lessor or Lessee;
(d) the Lease is in full force and effect; (e) the current term of the Lease expires on September 11, 2003, the first extended term expires on September 11, 2013, the second extended term expires on September 11, 2023 and Lessee has remaining three (3) 10-year options to extend the term; (f) to the best of Lessor's knowledge, all of the material obligations under the Lease which have accrued prior to the date of this Agreement have been fully performed; (g) Exhibit "A" lists the only instruments governing Lessor's and Lessee's rights and obligations with respect to the Leased Premises; and (h) to the best of Lessor's knowledge, the Option to purchase the Leased Premises granted by Lessor in favor of Lessee expired on June 30, 2002.

         4. The "Fixed Rent" for the current period (1/1/02 through 12/31/02) is $51,712.68 per month. Fixed Rent shall remain at this same rate throughout the Initial Term and any Extended Terms. Fixed Rent is due in advance on the 1st day of each month, is paid through November 1, 2002, and the next rent payment is due on December 1, 2002.

         5. Unless otherwise notified by Lender, copies of any notices to Lender shall be sent to the following address:

                  If to Lender:

                           Merrill Lynch Mortgage Lending, Inc.
                           c/o Merrill Lynch & Co.
                           Global Principal Investments
                           4 World Financial Center
                           New York, NY 10080
                           Attention: Steven Glassman
                           Facsimile: (212) 738-1013
                           Attention: John Gluszak
                           Facsimile: (212) 738-2053
                           Attention: John Katz
                           Facsimile: (212) 449-8094
                  with a copy to:

                           Sidley Austin Brown & Wood, LLP
                           787 Seventh Avenue
                           New York, NY 10019
                           Attn: Alan S. Weil, Esq.
                           Facsimile: (212) 839-5599

         6. Lender understands and agrees that Lessor is neither a party to the Loan nor are Lessor's fee title and Lessor's interest in the Lease subordinate to the security interest of the Leasehold Mortgage on the lessee's interest in the Lease.

         7. Lessor's fee simple interest in the Leased Premises and the Lessor's interest under the Lease are encumbered by the liens described on Exhibit "C" attached hereto and made a part hereof, in the approximate current principal balance(s) shown on Exhibit "C."

         8. Lessor acknowledges that Lender has requested that Lessor execute this Agreement in connection with the Loan, and that Lender has agreed to make the Loan in reliance on the matters set forth herein.

         9. This Agreement may be executed in counterparts, and each such counterpart shall constitute an original.

         10. Except as amended hereby, the Lease and all the terms, covenants and conditions thereof remain unchanged and in full force and effect, and the Lease, as amended hereby, is hereby rarified and confirmed in all respects.

         11. The parties agree that the protections and rights granted to the Lender by this Agreement shall also apply to any other prospective mortgagee of Lessee's interest in the Lease or any other prospective pledgee of the ownership interests in Lessee, provided that the name and address of such lender is provided in writing to Lessor, and such other lender shall be deemed the "Servicer" or the "Leasehold Mortgagee" for the purposes of this Agreement and for the purposes of the Lease.

         12. This Agreement shall be binding upon, and may be relied upon by, the parties, their successors and assigns, and the terms hereof shall inure to the benefit of the parties, their successors and assigns.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.

LESSEE:                                LESSOR:

LODGIAN AMI, INC., a                   D. R. H. INVESTMENT COMPANY (as to a
Maryland Corporation                   90% undivided interest)

                                       By: Harry W. Rodgers, III, as its general
                                           partner

By:_________________________________   /s/ Harry W. Rodgers
   Name:                               -----------------------
   Title:

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]
                                      and

                                      BALTIMORE-WASHINGTON SCIENCE
                                      AND INDUSTRY CENTER, L.P., a Maryland
                                      limited partnership (as to a 10% undivided interest)

                                      By: Rodgers/BWSIC, LLC, as its general
                                          partner

                                      By: Harry W. Rodgers, III Family Number 2,
                                          L.P., Member

                                      By: H.W.R., III Family Number 2, LLC,
                                          as its general partner

                                      By: /s/ Harry W. Rodgers
                                          --------------------------
                                              Harry W. Rodgers, III,
                                              Manager

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                      LENDER:

                                      MERRILL LYNCH MORTGAGE
                                      LENDING, INC.

                                      By:__________________________
                                         Name:
                                         Title:

                      [ACKNOWLEDGEMENTS ON FOLLOWING PAGE]

STATE OF_______________ )
                        )ss:
COUNTY OF______________ )

         On this ___ day of ___________, 2002, before me personally appeared _____________, to me known, who, being by me duly swom, did depose and say that he is the ____________ of Merrill Lynch Mortgage Lending, Inc., a Delaware corporation, described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of the corporation.

                                             ___________________________________
                                             Notary Public
                                             Print Name:________________________

STATE OF_______________ )
                        )ss:
COUNTY OF______________ )

         On this ___ day of _____________, 2002, before me personally appeared __________________, to me known, who, being by me duly sworn, did depose and say that he is the ______________ of __________________ described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of _______________.

                                             ___________________________________
                                             Notary Public
                                             Print Name:________________________

STATE OF [ILLEGIBLE]    )
                        )ss:
COUNTY OF [ILLEGIBLE]   )

         On this 20 day of November, 2002, before me personally appeared Harry
W. Rodgers, III, to me known, who, being by me duly sworn, did depose and say that he executed the foregoing instrument; and that he signed his name thereto in his individual capacity and in the capacity as set forth above in the signature block for Lessor.

                                             /s/ Sandra H. Justis
                                             ----------------------------
                                             Notary Public
                                             Print Name: Sandra H. Justis

                                Expired - 5/1/05

                                   EXHIBIT "A"

         Lease dated August 24, 1971, among Samuel H. Heffiner, Edward H. Dickinson, Harry W. Rodgers, III, William Rodgers and W. Dale Hess, co-partners, trading as D. R. H. Investment Co. ( "DRH Investment Co. "), Landlord ("Lessor"), and American Motor Inns, Incorporated, Tenant ( "Original Lessee ").

         (a) Lease dated August 24, 1971, (recorded in Liber 3883, at Folio 284, Land Records of Anne Arundel County, Maryland).

         (b) Agreement to Construct and Lease dated August 24, 1971, between D. R. H. Investment Co., Landlord, and American Motor Inns, Incorporated, Tenant.

         (c) Option dated August 24, 1971, between D. R. H. Investment Co., Owners, and American Motor Inns, Incorporated, Lessee (recorded in Liber MSH No. 2467, at Folio 798, of the Land Records of Anne Arundel County, Maryland).

         (d) First Amendment to Agreement to Construct and Lease dated May 18, 1972, among D. R. H. Investment Co., Landlord, and American Motor Inns, Incorporated, Tenant.

         (e) Agreement dated May 18, 1972, among D. R. H. Investment Co., Landlord, and American Motor Inns, Incorporated, Tenant (recorded in Liber 2490, at Page 581, of the Land Records of Anne Arundel County, Maryland).

         (f) Subordination Agreement dated May 18, 1972, between American Motor Inns, Incorporated, Robert J. Schultze and Charles J. Fleury, Trustees, and Loyola Federal Savings & Loan Association (recorded in Liber 2490, at Page 585, of the Land Records of Anne Arundel County, Maryland); and Non-Disturbance and Attornment Agreement dated September 8, 1986, between Loyola Federal Savings and Loan and American Motor Inns, Inc. (recorded in Liber 4212, at Page 211, Land Records of Anne Arundel County, Maryland).

         (g) Consolidated Amendatory Agreement dated May 7, 1984 between D.R.H. Investment Co. (which now has only 3 partners - Rodgers III, Rodgers and Hess) and American Motor Inns, Incorporated (recorded in Liber EAC No. 3883, at Folio 325, Land Records of Anne Arundel County, Maryland).

         (h) Notification of Election to Extend Term dated May 9, 1985 (election to extend term to September 11, 2013.

         (i) Amendment to Lease, dated December 1, 1985, between D.R.H. Investment Co., Landlord, and American Motor Inns, Incorporated, Tenant (recorded in Liber 4009, at Page 445, Land Records of Anne Arundel County, Maryland).

         (j)      Amendment of Lease Agreement dated December 31, 1985, between
D. R. H. Investment Co., Landlord, and American Motor Inns, Incorporated,
Tenant.

         (k) Amendment to Lease Agreement dated December 20, 1986, between D.R.H. Investment Co., Lessor, and American Motor Inns, Incorporated, Lessee (recorded in Liber 4223, at Folio 64, of the Land Records of Anne Arundel County, Maryland).

         (l) Assignment of Lease and Indemnification Agreement, dated December 23, 1986, between American Motor Inns, Incorporated, Assignor, and AMI Operating Partners, L.P., Assignee (recorded in Liber 4223, at Folio 70, of the Land Records of Anne Arundel County, Maryland).

         (m) Assignment of Option Agreement dated December 23, 1986, from American Motor Inns, Incorporated, to AMI Operating Partners, L. P. (recorded in Liber 4223, folio 75, on the Land Records of Anne Arundel County, Maryland).

         (n) Subordination, Non-Disturbance and Attornment Agreement dated July 26, 1995 between AMI Operating Partners, L. P., DRH Investment Company and American Enterprise Life Insurance Company.

                                   EXHIBIT "B"

                                 LEASED PREMISES

                                   EXHIBIT "C"

                            ENCUMBRANCES OF LESSOR'S
                        INTEREST IN THE FEE AND THE LEASE

                                                Approximate Principal Balance
          Lien/Encumbrance                          As of the Date hereof

[PRIME HOSPITALITY CORP. LOGO]

                                                 DOUGLAS W. VICARI
                                                 Senior Vice President
                                                 & Chief Financial Officer

                                                 C/O (973) 808-7776
                                                 FAX (973) 882-7669
                                                 Email: dwv@primehospitality.com

                                         November 21, 2002

         Merrill Lynch Mortgage Lending, Inc.,
         In its capacity as mortgage lender and
         mezzanine lender (together with its
         respective successors and assigns,
         collectively, "Merrill")
         c/o Merrill Lynch & Co.
         4 World Financial Center
         New York, New York 10080

         Re: Holiday Inn, Glen Burnie, MD

         Dear Sir/Madam:

         Prime has been requested by our tenant to provide you with information concerning our lease of the hotel premises described on Schedule A to his letter.

         1. The lease consists of an agreement dated May 10, 1968 by and between David H. Greenberg and Janice C. Greenberg and A.O. Krisch, Joel Krisch and Rosalie K. Shaftman, as amended by Amendment to Lease dated February 24, 1971, Second Amendment to Lease dated August 22, 1975, and Amendment to Lease dated as of December 20, 1986, all attached to this letter.

         2. The present monthly rental is $2,000 and rent has been paid through November 30, 2002.

         3. There is no notice of default outstanding and uncured. Prime is not aware of the occurrence of any event of default that is uncured.

         4. Prime will forward to Merrill Lynch Mortgage Lending, Inc. ("Merrill") a copy of any notice sent to tenant, to the extent that the Lease requires a copy of such notice to be sent to the "Servicer," as defined in the Lease. The failure of Prime to forward to Merrill a copy of any other notice or communication to tenant shall not limit Prime's rights under the Lease nor create any liability or obligation to Merrill, the tenant, or another party. Required notices will be sent to the following addresses unless Prime is otherwise notified by Merrill in writing:

                  Merrill Lynch Mortgage Lending, Inc.,
                  In its capacity as mortgage lender and
                  mezzanine lender (together with its
                  respective successors and assigns,
                  collectively, "Merrill")
                  c/o Merrill Lynch & Co.
                  4 World Financial Center
                  New York, New York 10080
                  Attention: Steve Glassman
                  Facsimile: 212-738-1013
                  Attention: John Gluszak
                  Facsimile: 212-738-2053
                  Attention: John Katz
                  Facsimile: 212-449-8094

                  With a copy to:

                  Sidley Austin Brown & Wood, LLP
                  787 Seventh Avenue
                  New York, New York 10019
                  Attention: Alan S. Weil, Esq.
                  Facsimile: 212-839-5599

         5. Notices to Prime will be addressed to Prime Hospitality Corp., 700 Route 46 East, Fairfield, New Jersey 07004, Attention:
                  Douglas Vicari, with a copy to the same address, Law Department. Merrill will provide Prime with a copy of any notice of default sent to tenant.

         6 Prime agrees that the Lease may be assigned by Merrill, its successors and assigns, in foreclosure or by a purchaser at foreclosure without Prime's consent and upon that assignee's written acknowledgement and assumption of tenant's obligations under the lease. Merrill shall have no further liability to perform any of the obligations, conditions or covenants contained in the Lease.

         7 Merrill acknowledge that this letter is provided as an accommodation to Prime's tenant. Merrill's acceptance of this letter will evidence its agreement to all of the terms of this letter.

         This letter is given based on the actual knowledge of its signatory without independent inquiry. However, the statements contained in this letter are statements of Prime ("Prime") and no liability will accrue to the signatory. Prime will be estopped from later claiming any state of facts contrary to the statements contained in this letter only if the statements made in this letter were actually known to be false by the signatory at the time made.

                                             Very truly yours,

                                             PRIME HOSPITALITY CORP.

                                             /s/ Douglas Vicari
                                             Douglas Vicari
                                             Senior Vice President and Chief
                                             Financial Officer

DV: jm

                          CONSENT, ESTOPPEL CERTIFICATE
                                 AND AGREEMENT
                        (Crowne Plaza, Albany, New York)

         This CONSENT, ESTOPPEL CERTIFICATE AND AGREEMENT is executed and delivered as of this 15 day of November, 2002, among UDC-TEN EYCK DEVELOPMENT CORPORATION-III ("Hotel Lessor"). UDC-TEN EYCK DEVELOPMENT CORPORATION-II ("Garage Lessor"). each a wholly-owned subsidiary of New York Urban Development Corporation, a corporate governmental agency of the State of New York constituting a political subdivision and a public benefit corporation having an address at c/o New York State Urban Development Corporation, 633 Third Avenue. New York, New York 10017 (Hotel Lessor and Garage Lessor, collectively, "Lessor"), ALBANY HOTEL, INC., a Florida corporation ("Lessee") and MERRILL LYNCH MORTGAGE LENDING, INC., as Administrative Agent, its permitted successors and/or assigns as set forth in paragraph 4 hereof, 4 World Financial Center, New York, New York 10080 ("Lender" as that term is defined below).

                                   WITNESSETH:

         WHEREAS, (a) Hotel Lessor is the lessor under a certain Agreement of Lease dated as of December 20, 1979, with Ten Eyck Hotel Associates, a New York limited partnership ("Ten Eyck"), as lessee, affecting the real property described on Exhibit A hereto (the "Hotel Premises") which Lease was recorded January 4, 1980 in Liber 2181 of Deeds. Page 1000 in the Office of the Albany County Clerk; which Lease was subsequently amended and restated in its entirety by Restatement of Agreement of Lease dated as of December 20, 1979 between Hotel Lessor, as lessor, and Ten Eyck, as lessee, recorded December 17, 1981 in Liber 2216 at page 135 in the Office of the Albany County Clerk; the lessee's interests in which Lease were subsequently assigned to Albany Motel Enterprises, Inc., pursuant to Bargain and Sale Deed dated November 11, 1992 and recorded January 21, 1993 in Liber 2476 at page 871 in the Office of the Albany County Clerk with respect to which a corrective instrument naming Albany Hotel, Inc., a Florida corporation, as lessee, dated May 5, 1995 was recorded August 15, 1995 in Liber 2593 at page 703 in the Office of Albany County Clerk (such Lease, as so amended and assigned, and as it may be further amended and assigned from time to time, the "Hotel Lease"); and (b) Garage Lessor is the lessor under a certain Agreement of Lease dated as of December 20, 1979, with Ten Eyck, as lessee, affecting the real property described on Exhibit B hereto (the "Garage Premises"; the Hotel Premises and the Garage Premises, collectively, the "Leased Premises"), which Lease was recorded January 4, 1980 in Liber 2181 of Deeds, Page 845 in the Office of the Albany County Clerk; which Lease was subsequently amended and restated in its entirety by Restatement of Agreement of Lease dated as of December 20, 1979 between Garage Lessor, as lessor, and Ten Eyck, as lessee, recorded December 17, 1981 in Liber 2216 at page 135 in the Office of Albany County Clerk; the lessee's interests in which Lease were subsequently assigned to Albany Motel Enterprises, Inc., pursuant to Bargain and Sale Deed dated November 11, 1992 and recorded January 21, 1993 in Liber 2476 at page 871 in the Office of the Albany County Clerk with respect to which a corrective instrument naming Lessee, as lessee, dated May 5, 1995 was recorded August 15, 1995 in Liber 2593 at page 703 in the Office of the Albany County Clerk (such Lease, as so amended and assigned, and as it may be further amended and assigned from time to time, the "Garage Lease"; the Hotel Lease and the Garage Lease, collectively, the "Lease");

         WHEREAS, Lessee has requested that Merrill Lynch Mortgage Lending. Inc., in its capacity as mortgage lender and mezzanine lender (together with its respective successors and assigns, collectively, "Lender") make a loan to Lessee to be secured by, among other things, a first mortgage lien on Lessee's interest in the Leased Premises (such loan, the "Loan"); and

         WHEREAS, Lender requires that Lessor enter into this Agreement, without which Lender would not make the Loan:

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Lessor agrees as follows:

         1. Without implying that Lessor's acknowledgment or consent may be required under the Lease, Lessor does hereby acknowledge and consent to (a) the granting by Lessee of a leasehold mortgage in the principal amount of [$15,500,000] to Lender on Lessee's interests in the Leased Premises ("Leasehold Mortgage") and (b) the address for delivery of notices to Lender as set forth below. Lessor acknowledges and agrees that Lender shall be deemed to be and shall have all of the rights and protections granted to a "mortgagee," "Leasehold Mortgagee," "Institutional Lender" or "Servicer" under the Lease.

         2. Lessor does hereby certify to Lender that: (a) Lessor is the current owner of (i) the fee estate in the Leased Premises, and (ii) all of the rights and benefits of "Lessor" under the Lease; (b) except as qualified herein, Base Rent and other sums due and owing under the Lease as of the date hereof are current and not in arrears; (c) there exist no Events of Default under the Lease by Lessor or Lessee; (d) the Lease is in full force and effect; (e) the Lease has not been amended or modified; and (f) to the best of Lessor's knowledge, there are no offsets, counterclaims, defenses, deductions or credits whatsoever with respect to the Lease, or any amounts owing under any other agreement. Notwithstanding anything else herein to the contrary, Lessor makes no representations as to whether any portion of the Base Rent is due and owing nor whether Additional Base Rent is due and owing.

         3. Lessor does hereby agree that: (a) Lender shall be deemed to be an "Institutional Lender" (as such term is defined in the Lease) for all purposes under the Lease; and (b) the mortgage on the Leased Premises securing the Loan shall be deemed to be a "Permanent Mortgages" (as such term is defined in the Lease) for all purposes under the Lease.

         4. Lessor acknowledges that Lender may assign its interests as referred to in paragraph I hereof to any of the following: (a) an Institutional Lender (as referred to in the Lease), and (b) an Institutional Lender acting as trustee, and Lessor hereby approves any such assignment.

         5. Unless otherwise notified by Lender, copies of any notices to Lessee shall be sent to Lender at the following address:

                           Merrill Lynch Mortgage Lending, Inc.
                           c/o Merrill Lynch & Co.
                           Global Principal Investments
                           4 World Financial Center
                           New York, NY 10080
                           Attention: Steven Glassman
                           Facsimile: (212) 738-1013
                           Attention: John Gluszak
                           Facsimile: (212) 738-2053
                           Attention: John Katz
                           Facsimile: (212) 449-8094

                           with a copy to:

                           Sidley Austin Brown & Wood LLP
                           787 Seventh Avenue
                           New York, NY 10019
                           Attn: Alan S. Weil, Esq.
                           Facsimile: (212) 839-5599

         6. In the event Lender shall acquire, assume or succeed to Lessee's interest under the Lease, then in such event, so long as there exists no uncured Event of Default under the Lease on Lessee's part to be performed, Lender's possession under the Lease and Lender's rights and privileges thereunder, or under any extensions or renewals thereof which may be effected in accordance with any option therefor contained in the Lease, shall not be diminished or interfered with by Lessor, and Lender's occupancy shall not be disturbed by Lessor during the term of the Lease or any such extensions or renewals thereof.

         7. Lessor hereby agrees that for so long as any sums in respect of the Loan remain outstanding. Lessor shall not mortgage its fee interest in the Leased Premises unless such mortgage shall expressly provide for the preservation of the leasehold under the Lease, and for the non-merger of the fee and leasehold estates in the Leased Premises.

         8. Lessor hereby agrees that for so long as any sums in respect of the Loan remain outstanding, notwithstanding any provisions of the Lease to the contrary, in the absence of an uncured default. it shall not accept, consent to or join in the execution of any instrument purporting to effect the early cancellation or termination of the Lease by Lessee, or a modification or amendment thereof without the prior written consent of Lender. Lessee hereby agrees that for so long as any sums in respect of the Loan remain outstanding, notwithstanding any provisions of the Lease to the contrary, Lessee will not exercise any right it may have to purchase the Leased Premises without the prior written consent of Lender.

         9. Lessor acknowledges that as between Lessor and Lender, its nominee or a purchaser at a foreclosure or other sale, the Lease shall not be deemed to be terminated notwithstanding the rejection of the Lease by the lessee thereunder or its representative in any proceeding under the Bankruptcy Code (11 U.S.C., Section 101 et seq.) (the "Bankruptcy Code") or any other insolvency law provided Lender cures any and all defaults susceptible to cure by Lender, including any monetary defaults. Leader shall be deemed to have satisfied its obligation to commence foreclosure proceedings by asserting a claim in a proceeding under the Bankruptcy Code or other insolvency proceeding, and Lender shall not be deemed to have failed to satisfy such obligation if Lender is unable to do so as a result of the provisions of Section 362 of the Bankruptcy Code or similar provisions of any other insolvency law.

         10. Lessor acknowledges that Lender has requested that Lessor execute this Agreement in connection with the Loan, and that Lender has agreed to make the Loan in reliance on the matters set forth herein.

         11. This Agreement shall be binding upon, and may be relied upon by, the parties, their successors and assigns, and the terms hereof shall inure to the benefit of the parties, their successors and assigns.

                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                                        LESSOR:

                                                        UDC-TEN EYCK DEVELOPMENT
                                                        CORPORATION-II

                                                        By: /s/ HARRIS ROSENTHAL
                                                           ---------------------
                                                           Name:
                                                           Title: VP

                                                        UDC-TEN EYCK DEVELOPMENT
                                                        CORPORATION-III

                                                        By: /s/ HARRIS ROSENTHAL
                                                           ---------------------
                                                           Name:
                                                           Title: VP

                                                        LESSEE:

                                                        ALBANY HOTEL, INC.

                                                        By:
                                                           ---------------------
                                                           Name:
                                                           Title:

                     (SIGNATURES CONTINUE OF FOLLOWING PAGE)

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                                 LENDER:

                                                 MERRILL LYNCH MORTGAGE LENDING.
                                                 INC., as Administrative Agent

                                                 By: ___________________________
                                                     Name:
                                                     Title:

STATE OF NEW YORK  )
                   )ss:
COUNTY OF NEW YORK )

         The foregoing instrument was acknowledged before me this 15 day of Nov, 2002, by Harris Rosenthal, who resides at WEST ORANGE, NJ, as V.P of UDC-TEN EYCK DEVELOPMENT CORPORATION-II, on behalf of said corporation. He/she is personally known to me or who has produced a driver's license as identification and who did take an oath.

                                  /s/ STEVEN J. MATLIN
                                  --------------------
                                  Print or Stamp Name:
                                  Notary Public

STATE OF NEW YORK  )                                   STEVEN J. MATLIN
                   )ss:                            NOTARY PUBLIC OF NEW YORK
COUNTY OF NEW YORK )                             Qualifief in New York Country
                                                      Reg# 02MA6063225
                                           My Commission Expires August 27, 2005

         The foregoing instrument was acknowledged before me this 15 day of Nov, 2002, by Harris Rosenthal, who resides at WEST ORANGE, NJ, as V.P. of UDC-TEN EYCK DEVELOPMENT CORPORATION-III, on behalf of said corporation. He/she is personally known to me or who has produced a driver's license as identification and who did take an oath.

                                  /s/ STEVEN J. MATLIN
                                  --------------------
                                  Print or Stamp Name:
                                  Notary Public

STATE OF           )                                STEVEN J. MATLIN
                   )ss:                          NOTARY PUBLIC OF NEW YORK
COUNTY OF _________)                          Qualifief in New York Country
                                                      Reg# 02MA6063225
                                           My Commission Expires August 27, 2005

         The foregoing instrument was acknowledged before me this ___ day of ___, 2002, by ____, who resides at _____, as ____ of ALBANY HOTEL, INC., on behalf of said corporation. He/she is personally known to me or who has produced a driver's license as identification and who did take an oath.

                                  ____________________
                                  Print or Stamp Name:
                                  Notary Public

STATE OF __________)
                   )ss:
COUNTY OF _________)

         The foregoing instrument was acknowledged before me this ____ day of ____, 2002, by ____, who resides at ____, as _____ of MERRILL LYNCH MORTGAGE LENDING, INC., on behalf of said corporation. He/she is personally known to me or who has produced a driver's license as identification and who did take an oath.

                                                            ____________________
                                                            Print or Stamp Name:
                                                            Notary Public

                                    EXHIBIT A
                            Legal Description - Hotel

                                    EXHIBIT A

         ALL that certain parcel of land in the City and County of Albany, State of New York, comprising Parcel D on a certain map filed April 29, 1976 in the Albany County Clerk's Office as Map No. 5197, filed in Drawer No. 168, said parcel being more particularly bounded and described as follows:

         BEGINNING at the point where the division line between Parcels A and D on said map intersects the Northeasterly line of State Street and which point is
128.68 feet Northwesterly on a course of North 52 degrees 43 minutes 30 seconds West as measured along the Northeast line of State Street from its intersection with the Northwest line of North Pearl Street;

         RUNNING THENCE along the Northeast line of State Street, the following courses and distances:

         North 52 degrees 43 minutes 30 seconds West 44.77 feet;

         North 51 degrees 30 minutes 20 seconds West 47.68 feet, and

         North 55 degrees 53 minutes West 134.61 feet to the East line of Lodge Street; as per deed to the City of Albany recorded November 17, 1976 in Book 2123 of deeds page 120.

         THENCE along the said East line of Lodge Street, the following courses and distances:

         North 26 degrees 53 minutes 30 seconds East 159.95 feet, and

         North 25 degrees 47 minutes 00 seconds East 83.31 feet to the division line between Parcel D and Parcel C on said map;

         THENCE along said division line, South 17 degrees 38 minutes 30 seconds East 45.58 feet;

                                  (CONTINUED)

         THENCE continuing along said division line and the division line between Parcel D and Parcel E, South 62 degrees 38 minutes 30 seconds East
206.09 feet to a point in the division line between Parcel D and Parcel E on said map;

         THENCE along said division line, the following courses and distances:

         South 27 degrees 21 minutes 30 seconds West 154.84 feet, and

         South 17 degrees 38 minutes 30 seconds East 19.72 feet to the division line between Parcel D and Parcel A on said map;

         THENCE along same, South 72 degrees 21 minutes 30 seconds West 34.11 feet, and

         South 27 degrees 21 minutes 30 seconds West 50.85 feet to the point of BEGINNING.

EASEMENT D-1

         TOGETHER with an easement for the footings of the building constructed upon Parcel D to project beyond the division line between Parcel D and Parcel E, said footings to be constructed as shown on the Construction Contract except as modified, changed, altered or redesigned to meet existing conditions.

EASEMENT D-2

         TOGETHER with an easement for signs erected within the area (Level 51) of the building constructed upon Parcel D to project beyond the division line between Parcel D and Parcel E. The signs so erected shall meet the approval of UDC.

EASEMENT D-7

         SUBJECT to an easement for the footings of the building constructed upon Parcel C, to project beyond the parcel limits of Parcel C into Parcel D, near the southwest corner of Parcel C.

EASEMENT D-3

         TOGETHER with an easement for exit onto a portion of Parcel E designated in the Construction Contracts as the "East Plaza" an easement for ingress and egress across said "East Plaza".

EASEMENT D-4

         TOGETHER with an easement for roof projections of the building constructed upon Parcel D to project beyond the division line between Parcel D and Parcel E.

EASEMENT D-5

         TOGETHER with an easement for the footings of the buildings to be constructed upon Parcel D to project beyond the Parcel limits of Parcel D into State Street and Lodge Street.

EASEMENT D-6

         TOGETHER with an easement for the construction, operation, maintenance, repair and replacement of an electric vault within the limits of Lodge Street and/or State Street adjacent to Parcel D if such vault is required and approved by UDC.

         TOGETHER with the right to erect and maintain within the air space covered by Easement C-1, mentioned in Exhibit "A" to that certain Restatement of Agreement of Lease between UDC - Ten Eyck Development Corporation-II and Ten Eyck Hotel Associates dated as of December 20, 1979, a portion of the Buildings constructed upon the aforesaid Parcel D pursuant to the Lease.

                                    EXHIBIT B
                           Legal Description - Garage

                               Description of Land

         ALL that certain parcel of land in the City and County of Albany, State of New York, comprising Parcel C on a certain map filed April 29, 1976 in the Albany County Clerk's Office as Map No. 5197, filed in Drawer No. 168, said parcel being more particularly bounded and described as follows:

         BEGINNING at a point in the east line of Lodge Street at the northwest corner of Parcel D on said map;

         THENCE North 17 degrees 38 minutes 30 seconds West, along the East line of Lodge Street, 2.92 feet;

         THENCE North 27 degrees 21 minutes 30 seconds East, along the East line of Lodge Street, 32.37 feet;

         THENCE South 62 degrees 38 minutes 30 seconds East, along the East line of Lodge Street, 1.11 feet;

         THENCE North 25 degrees 47 minutes 00 seconds East, along the East line of Lodge Street, 120.40 feet to a point in the South line of Pine Street;

         THENCE South 64 degrees 44 minutes East, along the South line of Pine Street, 129.35 feet;

         THENCE South 79 degrees 36 minutes 30 seconds East, along the South line of Pine Street, 9.25 feet to the division line between Parcels C and E on said map;

         THENCE along said division line South 27 degrees 21 minutes 30 seconds West, 194.44 feet to the division line between Parcels C and D on said map;

         THENCE North 62 degrees 38 minutes 30 seconds West, along said division line 101.62 feet;

         THENCE continuing along said division line North 17 degrees 38 minutes 30 seconds West, 45.58 feet to the point and place of BEGINNING.

EASEMENT C-1

         TOGETHER with the right to have that volume of airspace over Parcel D above an elevation of 104 feet 0 inches above Mean Sea Level (U.S.C.G.S.-1929 Datum) retained free of structures or other encumbrances to the free movement of air and light within the following limits:

         BEGINNING at a point in the south line of Parcel C hereinbefore described, said point of beginning being more

                                  EXHIBIT "A"
particularly described as follows:

         beginning at the point of intersection of the north line of State Street with the west line of North Pearl Street;

         thence N. 52 degrees 43' 30" W., along the north line of State Street,
173.45 feet;

         thence N. 51 degrees 30' 20" W., along the north line of State Street,
47.68 feet;

         thence N. 55 degrees 53' W., along the north line of State Street,
134.61 feet to a point in the east line of Lodge Street;

         thence N. 26 degrees 53' 30" E., along the east line of Lodge Street,
159.95 feet;

         thence N. 25 degrees 47' 00" E., along the east line of Lodge Street,
83.31 feet;

         thence S. 17 degrees 38' 30" E., 45.58 feet to the first mentioned point of beginning which point is the point of beginning of the parcel herein described:

         THENCE S. 27 degrees 21' 30" W., 10.0 feet;

         thence S. 62 degrees 38' 30" E., 183.87 feet;

         thence N. 27 degrees 21' 30" E., 10.0 feet to a point in the north line of Parcel D;

         thence N. 62 degrees 38' 30" W., along the north line of Parcel D,
183.87 feet to the point and place of beginning.

         OCCUPYING on a horizontal plane at an elevation of 104 feet 0 inches above Mean Sea Level (U.S.C.G.S.-1929 Datum) an area of 1838.7 square feet (.04221 Acre).

EASEMENT C-2

         TOGETHER with all rights to that volume of airspace over Parcel E above an elevation of 67 feet 0 inches above Mean Sea Level (U.S.C.G.S.-1929 Datum) having the following limits:

         BEGINNING at the southeast corner of Parcel C hereinbefore described, said point of beginning being more particularly described as follows:

         beginning at the point of intersection of the north

                                  EXHIBIT "A"
line of State Street with the west line of North Pearl Street;

         thence N. 52 degrees 43' 30" W., along the north line of State Street,
173.45 feet;

         thence N. 51 degrees 30' 20" W., along the north line of State Street,
47.68 feet;

         thence N. 55 degrees 53' W., along the north line of State Street,
134.61 feet to the east line of Lodge Street;

         thence N. 26 degrees 53' 30" E., along the east line of Lodge Street,
159.95 feet;

         thence N. 25 degrees 47' 00" E., along the east line of Lodge Street,
83.31 feet;

         thence S. 17 degrees 38' 30" E., 45.58 feet;

         thence S. 62 degrees 38' 30" E., 101.62 feet to the first mentioned point of beginning which point is the point of beginning of the parcel herein described:

         THENCE N. 27 degrees 21' 30" E., 194.44 feet to a point in the south line of Pine Street;

         thence S. 79 degrees 36' 30" E., along the north line of Pine Street,
40.95 feet;

         thence S. 63 degrees 31' E., along the south line of Pine Street, 25.92 feet;

         thence S. 27 degrees 21' 30" W., 170.63 feet;

         thence S. 17 degrees 38' 30" E., 10.13 feet;

         thence S. 27 degrees 21' 30" W., 29.0 feet;

         thence N. 62 degrees 38' 30" W., 72.25 feet to the point and place of beginning.

         OCCUPYING on a horizontal plane at an elevation of 67 feet 0 inches above Mean Sea Level (U.S.C.G.S.-1929 Datum) an area of 13,438 square feet (0.30849 Acre).

EASEMENT C-3

         TOGETHER with the right to have that volume of airspace over Parcel E above an elevation of 85 feet 0 inches above Mean Sea Level (U.S.C.G.S.-1929 Datum) retained free of structures or other encumbrances to the free movement of air and light within the following limits:

                                  EXHIBIT "A"

         BEGINNING at the southeast corner of Easement C-2 hereinbefore described, said point of beginning being more particularly described as follows:

         beginning at the point of intersection of the north line of State Street with the west line of North Pearl Street;

         thence N. 52 degrees 43' 30" W., along the north line of State Street,
173.45 feet;

         thence N. 51 degrees 30' 20" W., along the north line of State Street,
47.68 feet;

         thence N. 55 degrees 53' W., along the north line of State Street,
134.61 feet to the east line of Lodge Street;

         thence N. 26 degrees 53' 30" E., along the east line of Lodge Street,
159.95 feet;

         thence N. 25 degrees 47' 00" E., along the east line of Lodge Street,
83.31 feet;

         thence S. 17 degrees 38' 30" E., 45.58 feet;

         thence S. 62 degrees 38' 30" E., 173.87 feet to the first mentioned point of beginning which point is the point of beginning of the parcel herein described:

         THENCE N. 27 degrees 21' 30" E., 29.0 feet;

         thence N. 17 degrees 38' 30" W., 10.13 feet;

         thence N. 27 degrees 21' 30" E., 170.63 feet to a point in the south line of Pine Street;

         thence S. 63 degrees 31' E., along the south line of Pine Street, 10.00 feet;

         thence S. 27 degrees 21' 30" W., 166.64 feet;

         thence S. 17 degrees 38' 30" E., 10.13 feet;

         thence S. 27 degrees 21' 30" W., 33.14 feet;

         thence N. 62 degrees 38' 30" W., 10.00 feet to the point and place of beginning.

                                  EXHIBIT "A"

         OCCUPYING on a horizontal plane at an elevation of 85 feet 0 inches above Mean Sea Level (U.S.C.G.S.-1929 Datum) an area of 2098 square feet (0.04816 Acre).

EASEMENT C-4

         TOGETHER with the right to construct, operate, maintain or repair or replace a stairway and elevator within that volume of space within Parcel E below an elevation of 67 feet 0 inches above Mean Sea Level (U.S.C.G.S.-1929 Datum) having the following limits:

         BEGINNING at the southeast corner of Easement C-2 hereinbefore described, said point of beginning being more particularly described as follows:

         beginning at the point of intersection of the north line of State Street with the west line of North Pearl Street;

         thence N. 52 degrees 43' 30" W., along the north line of State Street,
173.45 feet;

         thence N. 51 degrees 30' 20" W., along the north line of State Street,
47.68 feet;

         thence N. 55 degrees 53' W., along the north line of State Street,
134.61 feet to the east line of Lodge Street;

         thence N. 26 degrees 53' 30" E., along the east line of Lodge Street,
159.95 feet;

         thence N. 25 degrees 47' 00" E., along the east line of Lodge Street,
83.31 feet;

         thence S. 17 degrees 38' 30" E., 45.58 feet;

         thence S. 62 degrees 38' 30" E., 173.87 feet to the first mentioned point of beginning which point is the point of beginning of the parcel herein described:

         THENCE N. 27 degrees 21' 30" E., 29.0 feet;

         thence N. 62 degrees 38' 30" W., 8.83 feet;

         thence S. 27 degrees 21' 30" W., 29.0 feet;

         thence S. 62 degrees 38' 30" E., 8.83 feet to the point and place of beginning.

         OCCUPYING on a horizontal plane at an elevation of 67 feet 0 inches above Mean Sea Level (U.S.C.G.S.-1929 Datum) an area of 256 square feet (0.00588
Acre).

                                  EXHIBIT "A"

EASEMENT C-5

         TOGETHER with the right to construct, repair, replace and maintain columns and other structural elements for the proposed parking structure to be erected upon Parcel C hereinbefore described within that volume of space within Parcel C below an elevation of 67 feet 0 inches above Mean Sea Level (U. S. C.
G. S. - 1929 Datum) having the following limits:

         BEGINNING at the southeast corner of Parcel C hereinbefore described, said point of beginning being more particularly described as follows:

         beginning at the intersection of the north line of State Street with the west line of North Pearl Street;

         thence N. 52 degrees 43' 30" W., along the north line of State Street,
173.45 feet;

         thence N. 51 degrees 30' 20" W., along the north line of State Street,
47.68 feet;

         thence N. 55 degrees 53' W., along the north line of State Street,
134.61 feet to the east line of Lodge Street;

         thence N. 26 degrees 53' 30" E., along the east line of Lodge Street,
159.95 feet;

         thence N. 25 degrees 47' 00" E., along the east line of Lodge Street,
83.31 feet;

         thence S. 17 degrees 38' 30" E., 45.58 feet;

         thence S. 62 degrees 38' 30" E., 101.62 feet to the first mentioned point of beginning which point is the point of beginning of the parcel herein described:

         THENCE N. 27 degrees 21' 30" E., 183.50 feet;

         thence S. 62 degrees 38' 30" E., 7.5 feet;

         thence S. 27 degrees 21' 30" W., 57.0 feet;

         thence N. 62 degrees 38' 30" W., 6.0 feet;

         thence S. 27 degrees 21' 30" W., 126.5 feet;

         thence N. 62 degrees 38' 30" W., 1.5 feet to the point and place of beginning.

                                  EXHIBIT "A"

         OCCUPYING on a horizontal plane at an elevation of 67 feet 0 inches above Mean Sea Level (U. S. C. G. S. - 1929 Datum) an area of 617.25 square feet (0.01417 Acre).

EASEMENT C-6

         TOGETHER with an easement for the footings of the building constructed upon Parcel C to project beyond the parcel limits of Parcel C into Pine Street and Lodge Street.

         TOGETHER with an easement in favor of the Equitable Life Assurance Society of the United States and the Equitable Life Mortgage and Realty Investors, their successors and assigns, as set forth in Easement and Seven Party Agreement dated December 20, 1979 and duly recorded in the office of the Clerk of the County of Albany on January 4, 1980, in Liber 2181 of Deeds, at page 775.

         SUBJECT to the right of Tenant, as the tenant under a certain Restatement of Lease Agreement ("Ground Lease") dated as of December 20, 1979 between UDC-Ten Eyck Development Corporation-III, as Landlord, and Ten Eyck Hotel Associates, as Tenant, to be recorded simultaneously herewith to erect and maintain within the airspace covered by the foregoing Easement C-1 a portion of the Buildings to be constructed pursuant to the Ground Lease as located upon completion thereof.

                                  EXHIBIT "A"

                      ACKNOWLEDGMENT, ESTOPPEL CERTIFICATE
                                 AND AGREEMENT
                              (Lancaster, PA-East)

         THIS ACKNOWLEDGMENT, ESTOPPEL CERTIFICATE AND AGREEMENT ("Agreement") is executed and delivered as of this 14th day of November, 2002, among JOYCE A. BRISTOW, as Personal Representative of the estate of Dorothy H. Herr, ("Lessor"); MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation ("Lender") and AMI OPERATING PARTNERS, L. P., a Delaware limited partnership ("Lessee").

                                    RECITALS

         A. Lessor is the lessor under the ground lease described on Exhibit "A" hereto between Lessor, as lessor, and Lessee, as lessee, affecting the real property ("Land") and improvements ("Improvements") known as and located at 521 Greenfield Road, Lancaster, Pennsylvania 17601 more particularly described on Exhibit "B" hereto (the Land and Improvements, collectively, the "Leased Premises"; such lease, as so amended and assigned, and as it may be further amended and assigned from time to time, the "Lease");

         B. Lessee is now in the process of obtaining from Lender a refinancing loan (the "Loan") to be secured by, among other things, a mortgage and collateral assignment of all of Lessee's interests under the Lease;

         C. In order to facilitate the transactions described herein, Lessor has agreed to enter into this Agreement, without which Lender would not make the Loan.

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Lessor agrees as follows:

         1. Without implying herein that Lessor's acknowledgment or consent may be required under the Lease, Lessor does hereby acknowledge (a) the granting by Lessee of a leasehold mortgage ("Leasehold Mortgage") to Lender on Lessee's interests in the Leased Premises (b) the pledge of the ownership interests in the Lessee by the holder or holders of all ownership interests in Lessee (i.e. the mezzanine borrower) to the applicable Merrill Lynch mezzanine lending entity (together with its successors and assigns, the "Mezzanine Lender") as security for a mezzanine loan (the "Mezzanine Loan") and the right of Mezzanine Lender to foreclose on such ownership interests in the event of a default under the Mezzanine Loan and (c) the address for delivery of notices to Lender and Mezzanine Lender as set forth below. Upon the mortgaging of the Leased Premises, the pledge of the ownership interests in Lessee pursuant to the Mezzanine Loan and the execution of this Agreement, Lessor acknowledges and agrees that both Lender and Mezzanine Lender shall be deemed to be, and shall have all of the rights and protections granted to the "Servicer" under the Lease.

         2. Lessor and Lessee hereby certify to Lender that: (a) Lessor is the current owner of (i) the fee interest in the Leased Premises, and (ii) all of the rights and benefits of "Lessor" under the Lease; (b) all rents and other sums due and owing under the Lease as of the date hereof are current and not in arrears; (c) there exists no uncured default under the Lease by Lessor or

Lessee; (d) the Lease is in full force and effect; (e) the current renewal term of the Lease expires June 30, 2024, and Lessee has remaining two (2) 20-year options to renew the term; (f) all of the material obligations under the Lease which have accrued prior to the date of this Agreement have been fully performed; and (g) Exhibit "A" lists the only instruments governing Lessor's and Lessee's rights and obligations with respect to the Leased Premises.

         3. The annual rental for the current period (08/01/99 through 07/30/04) is $67,456, payable $5,621,34 per month. Annual rental shall next be adjusted in August, 2004, to be effective for the 5-year period beginning 08/01/04. Rent is due in advance on the 1st day of each month. Rent is paid through November, 2002 and the next rent payment is due on December 1, 2002.

         4. Lessor confirms that, notwithstanding any provisions of the Lease to the contrary, in the event of casualty to the Improvements on the Leased Premises, insurance proceeds in respect of such casualty shall be paid to and held by Lender for Lender's disbursement to Lessee for repair and/or reconstruction of the Improvements.

         5. In accordance with the provisions of Section 13 of the Lease, Lessor has at all times complied with the covenants regarding non-competition contained therein.

         6. Unless otherwise notified by Lender or Mezzanine Lender, copies of any notices to Lender or Mezzanine Lender, as the case may be, shall be sent to the following addresses:

         If to Lender:

                  Merrill Lynch Mortgage Lending, Inc.
                  c/o Merrill Lynch & Co.
                  Global Principal Investments
                  4 World Financial Center
                  New York, New York 10080
                  Attn: Steve Glassman
                  Facsimile: (212) 738-1013
                  Attn: John Gluszak
                  Facsimile: (212) 738-2053

         With a copy to:

                  Sidley Austin Brown & Wood, LLP
                  787 Seventh Avenue
                  New York, New York 10019
                  Attn: Alan S. Weil, Esq.
                  Facsimile: (212) 839-5599

         If to Mezzanine Lender:

                  Merrill Lynch Mortgage Lending, Inc.
                  c/o Merrill Lynch & Co.
                  Global Principal Investments
                  4 World Financial Center
                  New York, New York 10080
                  Attn: Steven Glassman
                  Facsimile: (212) 738-1013
                  Attn: John Katz
                  Facsimile: (212) 738-8094

         With a copy to:

                  Sidley Austin Brown & Wood, LLP
                  787 Seventh Avenue
                  New York, New York 10019
                  Attn: Alan S. Weil, Esq.
                  Facsimile: (212) 839-5599

         7. In the event Lender shall acquire, assume or succeed to Lessee's interest under the Lease, then in such event, so long as Lender is not in default in the performance of any of the terms, covenants or conditions of the Lease on Lessee's part to be performed, Lender's possession under the Lease and Lender's rights and privileges thereunder, or under any extensions or renewals thereof which may be effected in accordance with any option therefor contained in the Lease, shall not be diminished or interfered with by Lessor, and Lender's occupancy shall not be disturbed by Lessor during the term of the Lease or any such extensions or renewals thereof.

         8. Lender understands and agrees that Lessor is neither a party to the Loan nor are Lessor's fee title and Lessor's interest in the Lease subordinate to the security interest of the Leasehold Mortgage on the lessee's interest in the Lease.

         9. Lessor's Encumbrances. Lessor's fee simple interest in the Leased Premises and the Lessor's interest under the Lease are not encumbered.

         10. Lessor hereby agrees that either Lender or Mezzanine Lender shall have the right, pursuant to the terms of the Lease, to exercise the remaining two (2) options to renew the term of the Lease, if the Lessee shall fail to do so, whether or not an event of default under the Leasehold Mortgage shall have occurred, provided that Lender or Mezzanine Lender shall do so strictly in accordance with the Lease. In the event Lender or Mezzanine Lender does so exercise any option to renew, Lender or Mezzanine Lender shall become obligated with the Lessee for the performance of the obligations set forth in the Lease.

         11. Lessor hereby agrees that for so long as any sums in respect of the Loan remain outstanding, it shall not, without the prior written consent of both Lender and Mezzanine Lender: (a) notwithstanding any provisions of the Lease to the contrary, accept, consent to or join in the execution of any instrument purporting to (i) effect the termination, prior to June 30, 2024, of the Lease by Lessee, or (ii) amend or modify the Lease with respect to the term, amounts payable by the Lessee thereunder, the protections afforded to Lender as a leasehold mortgagee thereunder or other material non-monetary modifications and shall give Lender written notice of any other proposed modification thirty (30) days prior to the effective date; (b) permit or accept the exercise by Lessee of any right it may have to purchase the Leased Premises without having first obtained Lender's written consent thereto. To the extent Lender shall have approved any such exercise by Lessee of such right, the conveyance instrument executed in connection therewith shall expressly provide for the preservation of the leasehold under the Lease, and for the non-merger of the fee and leasehold estates in the Leased Premises.

         12. Lessor acknowledges that as between Lessor and Lender, its nominee or a purchaser at a foreclosure or other sale, the Lease shall not be deemed to be terminated notwithstanding the rejection of the Lease by the Lessee thereunder or its representative in any proceeding under the Bankruptcy Code (11
U. S. C. Section 101 et seq.) (the "Bankruptcy Code") or any other insolvency law. Lender shall be deemed to have satisfied its obligation to commence foreclosure proceedings by asserting a claim in a proceeding under the Bankruptcy Code or other insolvency proceeding, and Lender shall not be deemed to have failed to satisfy such obligation if Lender is unable to do so as a result of the provisions of Section 362 of the Bankruptcy Code or similar provisions of any other insolvency law, provided all arrearages and rents are paid within ninety (90) days of the institution of the bankruptcy proceeding.

         13. Lessor acknowledges that Lender and Mezzanine Lender have requested that Lessor execute this Agreement in connection with the Loan and the Mezzanine Loan, and that Lender has agreed to make the Loan and Mezzanine Lender has agreed to make the Mezzanine Loan in reliance on the matters set forth herein.

         14. This Agreement may be executed in counterparts, and each such counterpart shall constitute an original.

         15. Except as amended hereby, the Lease and all the terms, covenants and conditions thereof remain unchanged and in full force and effect, and the Lease, as amended hereby, is hereby ratified and confirmed in all respects.

         16. The parties agree that the protections and rights granted to the Lender and Mezzanine Lender by this Agreement shall also apply to any other prospective mortgagee of Lessee's interest in the Lease or any other prospective pledgee of the ownership interests in Lessee, provided that the name and address of such lender is provided in writing to Lessor, and such other lender shall be deemed the "Servicer" or the "Leasehold Mortgagee" for the purposes of this Agreement and for the purposes of the Lease.

         17. This Agreement shall be binding upon, and may be relied upon by, the parties, their successors and assigns, and the terms hereof shall inure to the benefit of the parties, their successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed Agreement as of the date and year first above written.

LENDER:                                     LESSOR

MERRILL LYNCH MORTGAGE
LENDING, INC., a
Delaware corporation

By: __________________________              /s/ Joyce A. Bristow
                                            --------------------
    Name:                                   Joyce A. Bristow, as Personal
    Title:                                  Representative of the state of
                                            Dorothy H. Herr

MEZZANINE LENDER:                           LESSEE:

MERRILL LYNCH MORTGAGE                      AMI OPERATING PARTNERS, L.P.,
LENDING, INC.,                              a Delaware limited partnership
a Delaware corporation

By: _________________________               By: ________________________________
Name:                                       Name:
Title:                                      Title:

                   [Notarizations commence on following page]

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California
                       } ss.
County of Solano

On Nov 14, 2002 before me, Linda Bergen

    Date                   (Name and Title of Officer (e.g. " Jang Dee, Notary
                            Public")

personally appeared Joyce A. Bristow
                    ---------------------
                    Name(s) of Signer(s)

                                   [ ] personally known to me

                                   [X] proved to me on the basis of satisfactory
                                       evidence

                                    to be the person whose name is/ subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity. and that by her signature on the instrument the person. or the entity upon behalf of which the person acted, executed the instrument.

                                    WITNESS my hand and official seal.

      [SEAL OF LINDA BERGEN]        /s/ Linda Bergen
                                    --------------------------
      Place Notary Seal Above       Signature of Notary Public

___________________________________ OPTIONAL___________________________________

 Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

DESCRIPTION OF ATTACHED DOCUMENT
Title or Type of Document: Acknowledgement, Estoppel Cert + agreement Document Date: Nov 14, 2002 Number of Pages: 7
Signer(s) Other Than Named Above: Merrill Lynch, Mtg, ami operating partners
L.P.

CAPACITY (IES) CLAIMED BY SIGNER
Signer's Name: ________________________________________       RIGHT THUMBPRINT
[X] Individual                                                    OF SIGNER
[ ] Corporate Officer -- Title(s):_____________________       Top of thumb here
[ ] Partner -- [ ] Limited [ ] General
[ ] Attorney in Fact
[ ] Trustee
[ ] Guardian or Conservator
[ ] Other:_____________________________________________

Signer is Representing:________________________________

STATE OF _______ )
                 ) ss:
COUNTY OF ______ )

         On this _____ day of ______, 2002, before me personally appeared _________ to me known, who, being by me duly sworn, did depose and say that he is the ________ of Merrill Lynch Mortgage Lending, Inc., a Delaware corporation, described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of the corporation.

                                          ______________________________________
                                          Notary Public, State of _____ at Large
                                          Print Name: __________________________

STATE OF _______ )
                 ) ss:
COUNTY OF ______ )

         On this _____ day of ______, 2002, before me personally appeared _________ to me known, who, being by me duly sworn, did depose and say that he is the ________ of Merrill Lynch Mortgage Lending, Inc., a Delaware corporation, described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of the corporation.

                                          ______________________________________
                                          Notary Public, State of _____ at Large
                                          Print Name: __________________________

                   [Notarizations continued on following page]

STATE OF _______ )
                 ) ss:
COUNTY OF ______ )

         The foregoing instrument was acknowledged before me this _____ day of _____, 2002 by Joyce A. Bristow, as Personal Representative of the estate of Dorothy H. Herr.

Personally Known ______ OR Produced Identification _______

Type of Identification Produced ___________________

                                          ______________________________________
                                          Print or Stamp Name:
                                          Notary Public, State of _____ at Large
                                          Commission No.:
                                          Commission Expires:

STATE OF _______ )
                 ) ss:
COUNTY OF ______ )

         On this _____ day of _____, 2002, before me personally appeared _____ to me known, who being by me duly sworn, did depose and say that he is the _____ of AMI Operating Partners, L. P., described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of _____.

                                          ______________________________________
                                          Notary Public, State of _____ at Large
                                          Print Name:___________________________

                                   EXHIBIT "A"

                                     LEASE

a. Lease Agreement, dated January 30, 1969, between Paul A. Herr and Dorothy H. Herr, as lessor, Republic Motor Inns, Inc., as lessee, and American Motor Inns, Inc., as guarantor, recorded with the Recorded of Deeds, Lancaster, PA in Record Book W59, Page 755.

b. Addendum dated January 16, 1971 and recorded with the Recorder of Deeds, Lancaster, PA in Record Book R60, Page 233,

c. Amendment dated March 15, 1985 and recorded with the recorder of Deeds, Lancaster, PA in Record Book W91, Page 434,

d. Amendment to Lease dated December 20, 1986 and recorded with the Recorder of Deeds, Lancaster, PA in Record Book Y96, Page 660,

e. Assignment of Lease and Indemnification Agreement, December 23, 1986, between Republic Motor Inns, Inc. and AMI Operating Partners, LP, recorded with the Recorder of Deeds, Lancaster, PA in Record Book Y96, Page 669,

f.       Assignment and Assumption of Lessee's Interest in Ground
         Lease, dated November 24, 1998, between AMI Operating
         Partners, LP and Lodgian AMI Inc., Page 638, and

g. Acknowledgment, Estoppel Certificate and Agreement, dated November 24, 1998, between Dorothy H. Herr and AMI Operating Partners LP, recorded with the Recorder of Deeds, Lancaster, PA in Record Book 6045, Page 1.

                                   EXHIBIT "B"

                                 LEASED PREMISES

                             GROUND LESSOR ESTOPPEL

                         (MEMPHIS FRENCH QUARTER HOTEL)

         WHEREAS, BILL SUTTON and MARTHA SUTTON, having an address at 1405 Yucca, McAllen, Texas 78504 (hereinafter "Landlord"), are the holders of the landlord's interest and IMPAC HOTELS I, LLC, a Georgia limited liability company, having an address at Two Live Oak Center, 3445 Peachtree Road, Suite 700, Atlanta, Georgia 30326 (hereinafter "Tenant") is the holder of the tenant's interest, respectively, in, to and under that certain lease and amendments thereto and assignments thereof (the "Lease") described on Exhibit A annexed hereto and made a part hereof, which Lease covers the land and improvements therein described (the "Premises"),

         WHEREAS, Tenant is desirous of obtaining from Merrill Lynch Mortgage Lending, Inc., in its capacity as mortgage lender and mezzanine lender (together with its respective successors and assigns, collectively, "Lender"), having an office at 4 World Financial Center, New York, New York, 10080, a loan (the "Loan") secured by, among other things, a first leasehold mortgage upon Tenant's interest as tenant in the Lease (the "Leasehold Mortgage");

         WHEREAS, Lender is unwilling to make the Loan unless Landlord executes an estoppel certificate as required under the Lease;

         NOW THEREFORE, Landlord hereby certifies to Lender as follows:

         1.       Landlord is the Landlord under the Lease.

         2. The Lease constitutes the entire agreement between the Landlord and the Tenant thereunder and has not been further modified or amended.

         3.       The Lease is in full force and effect.

         4. As of the date hereof, no basic rent or additional rent is due and payable from Tenant under the lease. The amount of the monthly basic rent is $1,600.00 and there is no additional rent. The rent due for the period _____ through ______ in the amount of $ _____ has been paid by Tenant.

         5. The commencement date for the Lease was April 26, 1972 and the expiration date for the current lease term is September 30, 2038.

         6. To Landlord's knowledge, the Tenant under the Lease is not in default thereunder.

         7. Unless otherwise notified by Lender, copies of any notices to Lender shall be sent to the following address:

                  Merrill Lynch Mortgage Lending, Inc.
                  c/o Merrill Lynch & Co.
                  Global Principal Investments
                  4 World Financial Center
                  New York, NY 10080
                  Attention: Steven Glassman
                  Facsimile: (212) 738-1013
                  Attention: John Gluszak
                  Facsimile: (212) 738-2053
                  Attention: John Katz
                  Facsimile: (212) 738-8094

                  with a copy to:

                  Sidley Austin Brown & Wood, LLP
                  787 Seventh Avenue
                  New York, NY 10019
                  Attn: Alan S. Weil, Esq.
                  Facsimile: (212) 839-5599

         8. Landlord acknowledges that Lender has requested that Landlord execute this Agreement in connection with the Loan, and that Lender has agreed to make the Loan in reliance on the matters set forth herein.

         This certificate and the representations made herein shall inured to the benefit to Lender, its successors and assigns and shall be binding on the Landlord, its successors and assigns.

         Executed this 11 day of Nov, 2002.

                                  LANDLORD:

                                  By: /s/ Bill Sutton
                                      ---------------------
                                      Bill Sutton

                                  By: /s/ Martha Sutton
                                      ---------------------
                                      Martha Sutton

                       [Acknowledgement on Following Page]

State of Texas

County of Hidalgo

On this 11 day of Nov, 2002, personally appeared the above named Bill Sutton and Martha Sutton, and they each acknowledged the foregoing instrument to be their free act and deed.

                                                   Before me, [ILLEGIBLE]
                                                          Notary Public

                                                      [SEAL OF KRISTINA K. MION]

                                    EXHIBIT A

That certain Lease dated April 26, 1972 between J. Murry Davis and wife, Mary Alice Davis as Lessor and W. H. Welch, Jr., Meredith L. McCullar, Fred Don Alfonso and Ernie Barrasso, as Lessee, recorded as Instrument No. H3 3366 in the Register's Office of Shelby County, Tennessee (the "Register's Office"); as amended by Agreement Assigning, Modifying and Extending Lease and Granting Certain Rights, dated as of February 29, 1976 between J. Murry Davis as Lessor and Waymon H. Welch, Jr. and Waymon H. Welch Sr. as Existing Lessee and The Group, Inc. as New Lessee, recorded in said Register's Office as Instrument No. L1 8178; as amended by Agreement Modifying and Extending Lease dated January 19, 1983 between Bill Sutton and Martha Sutton as Lessor and J. Garnett Murphy as Lessee, recorded in said Register's Office as Instrument No. U6 8978; as amended by Lease Modification Agreement dated June 4, 1983 by Bill Sutton and Martha Sutton as Lessor and J. Garnett Murphy as Lessee, recorded in said Register's Office as Instrument No. U3 3420; as amended by Lease Modification and Extension Agreement dated October 6, 1983 between Martha Sutton as Lessor and M. K. Partners, a partnership composed of J. Garnett Murphy and Ronald L. Kirkpatrick as Lessee, recorded in said Register's Office as Instrument No. U6 8978; as amended by Warranty Deed dated November 29, 1983 by M. K. Partners to French Quarter Inn of Memphis, recorded in said Register's Office as Instrument No. U8 0878; as amended by Assignment of Ground Leases dated January 15, 1991 by Middlesex Development Corporation, a California corporation d/b/a "French Quarter Inn of Memphis", as Assignor and Memphis Lodging Associates, Inc., a Florida corporation as Assignee, recorded in said Register's Office as Instrument No. CA 3996; as assigned by Assignment of Ground Leases dated March 12, 1997 by Memphis Lodging Associates, Inc., a Florida corporation, as Assignor to Impac Hotels, I. LLC, a Georgia limited liability company, as Assignee, recorded in said Register's Office as Instrument No. GM 0294; and further amended by Amendment of Ground Lease dated September 17, 1997, by Bill Sutton and Martha Sutton, as Landlord and Impac Hotels, I, LLC, a Georgia limited liability company, as Tenant, recorded in said Register's Office as Instrument No. HC 9439.

                             GROUND LESSOR ESTOPPEL
                         (MEMPHIS FRENCH QUARTER HOTEL)

         WHEREAS, HORACE PROCTOR and ANN PROCTOR, having an address at 6555 Brunswick Road, Arlington, Tennessee 38802 (hereinafter "Landlord"), are the holders of the landlord's interest and IMPAC HOTELS I, LLC, a Georgia limited liability company, having an address at Two Live Oak Center, 3445 Peachtree Road, Suite 700, Atlanta, Georgia 30326 (hereinafter "Tenant") is the holder of the tenant's interest, respectively, in, to and under that certain lease and amendments thereto and assignments thereof (the "Lease") described on Exhibit A annexed hereto and made a part hereof, which Lease covers the land and improvements therein described (the "Premises").

         WHEREAS, Tenant is desirous of obtaining from Merrill Lynch Mortgage Lending, Inc., in its capacity as mortgage lender and mezzanine lender (together with its respective successors and assigns, collectively, "Lender"), having an office at 4 World Financial Center, New York, New York, 10080, a loan (the "Loan") secured by, among other things, a first leasehold mortgage upon Tenant's interest as tenant in the Lease (the "Leasehold Mortgage");

         WHEREAS, Lender is unwilling to make the Loan unless Landlord executes an estoppel certificate as required under the Lease;

         NOW THEREFORE, Landlord hereby certifies to Lender as follows:

         1. Landlord is the owner of the fee simple estate in the Premises, subject to covenants, easements and restrictions of record, and is the Landlord under the Lease.

         2. The Lease constitutes the entire agreement between the Landlord and the Tenant thereunder and has not been further modified or amended.

         3.       The Lease is in full force and effect.

         4. The Tenant has taken possession of the ground on a rent-paying basis.

         5. As of the date hereof, no basic rent or additional rent is due and payable from Tenant under the lease. The amount of the monthly basic rent is $1,000.00 and there is no additional rent. The rent due for the period ______ through ______ in the amount of $ ______ has been paid by Tenant.

         6. The commencement date for the Lease was August 24, 1972 and the expiration date for the current lease term is September 30, 2038.

         7. To the best of Landlord's knowledge, all material obligations under the Lease which have accrued prior to the date hereof have been fully performed.

         8. To the best of Landlord's knowledge, neither the Landlord nor the Tenant under the Lease is in default under any of the terms, covenants or provisions of the Lease and the

Landlord knows of no event which, but for the passage of time or the giving of notice, or both, would constitute an event of default under the Lease by the Landlord or the Tenant thereunder.

         9. Upon the Recording of the Leasehold Mortgage, Landlord hereby recognizes Lender as a Leasehold Mortgagee as defined in Section 2(h) of the September 24, 1997 Amendment of Ground Lease, for all purposes under the Lease.

         10. All of the Leasehold Mortgage provisions contained in the Lease, including but not limited to those contained in the September 24, 1997 Amendment of Ground Lease, and all other provisions inuring to the benefit of Leasehold Mortgagees or their successors and assigns are hereby incorporated into this estoppel by reference and restated and confirmed by Landlord for the benefit of Lender, its successors and assigns.

         11. Unless otherwise notified by Lender, copies of any notices to Lender shall be sent to the following address:

                  Merrill Lynch Mortgage Lending, Inc.
                  c/o Merrill Lynch & Co.
                  Global Principal Investments
                  4 World Financial Center
                  New York, NY 10080
                  Attention: Steven Glassman
                  Facsimile: (212) 738-1013
                  Attention: John Gluszak
                  Facsimile: (212) 738-2053
                  Attention: John Katz
                  Facsimile: (212) 738-8094

                  with a copy to:

                  Sidley Austin Brown & Wood, LLP
                  787 Seventh Avenue
                  New York, NY 10019
                  Attn: Alan S. Weil, Esq.
                  Facsimile: (212) 839-5599

         12. Landlord acknowledges that Lender has requested that Landlord execute this Agreement in connection with the Loan, and that Lender has agreed to make the Loan in reliance on the matters set forth herein.

         13. To the best of Landlord's knowledge, neither the Landlord nor the Tenant has commenced any action or given or received any notice for the purpose of terminating the Lease.

         14. To the best of Landlord's knowledge, there are no offsets or defenses to the payment of the rent or other sums payable under the Lease.

         This certificate and the representations made herein shall inure to the benefit of Lender, its successors and assigns and shall be binding on the Landlord, its successors and assigns.

                         [Signatures On Following Page]

Executed this _____ day of _______, 2002.

                       LANDLORD:

                       By: ___________________________________
                           Horace Proctor

                       By: ___________________________________
                           Ann Proctor

                       [Acknowledgement on Following Page]

State of Tennessee

County of Shelby

On this _____ day of _____, 2002, personally appeared the above named Horace Proctor and Ann Proctor, and they each acknowledged the foregoing instrument to be their free act and deed.

                                              Before me,_______________________
                                                           Notary Public

                                    EXHIBIT F

                             ACCEPTABLE FRANCHISORS

                                    Exhibit F

                                    EXHIBIT F

                    Acceptable Franchisors & Franchise Names

------------------------------------------------------
                       TIER 1
------------------------------------------------------
Six Continents                        Crowne Plaza

Hilton Hotels Corp.                   Hilton

Hilton Hotels Corp.                   Doubletree

Hilton Hotels Corp.                   Homewood Suites

Starwood Hotels & Resorts             Weslin

Starwood Hotels & Resorts             Sheraton

Starwood Hotels & Resorts             W

US Franchise Systems, Inc.            Hawthorn

Marriott International, Inc.          Marriott

Marriott International, Inc.          Renaissance

Marriott International, Inc.          Courtyard

Marriott International, Inc.          Residence Inn

Wyndham International                 Wyndham Hotel

Carlson Hotels Worldwide              Radisson

---------------------------------------------------------
          TIER 2 (WITH FOOD AND BEVERAGE)
---------------------------------------------------------
Six Continents                        Holiday Inn

Six Continents                        Holiday Inn Select

Six Continents                        Holiday Inn SunSpree Resort

Hilton Hotels Corp.                   Hilton Garden Inn

Choice Hotels International           Clarion

Best Western International, Inc.      Best Western

Cendant Corporation                   Ramada

Starwood Hotels & Resorts             Four Points

Choice Hotels International           Quality

Wyndham International                 Wyndham Gardens

---------------------------------------------------------
           TIER 3 (WITHOUT FOOD AND BEVERAGE
---------------------------------------------------------
Six Continents                        Holiday Inn Express

Hilton Hotels Corp.                   Hampton Inn

Marriott International, Inc.          Fairfield

Choice Hotels International           Comfort Inn

Choice Hotels International           Comfort Suites

                                    EXHIBIT G

                                   [RESERVED]

                                    Exhibit G

                                    EXHIBIT H

                              CAPITAL IMPROVEMENTS

                                    Exhibit H

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            IMMEDIATE
                                                                             REPAIRS
                                                                              TO BE
                                                                            COMPLETED
PROPERTY                                                                     WITHIN 6
    #             CHAIN/NAME             CITY             STATE               MONTHS                     PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
  0220            Holiday Inn           Dothan              AL             $         0
-----------------------------------------------------------------------------------------------------------------------------------
  0230            Hampton Inn           Dothan              AL             $         0
-----------------------------------------------------------------------------------------------------------------------------------
  0240            Holiday Inn           Gadsden             AL             $   164,600         Immediate Needs
                  Express                                                                      Identified in the EMG
                                                                                               report: ADA accessibility $2,600;
                                                                                               Foundation and sidewalk settlement on
                                                                                               NE side of Bldg. D, $1,500, Asphalt
                                                                                               repair overlay $142,500; Roof
                                                                                               covering, built-up system replacement
                                                                                               on Building D, $18,000.
-----------------------------------------------------------------------------------------------------------------------------------
  0210            Holiday Inn           Sheffield           AL             $     6,000         Immediate Needs:
                                                                                               $6,000 of ADA
                                                                                               accessibility upgrades.
-----------------------------------------------------------------------------------------------------------------------------------
  0505            Courtyard             Bentonville         AR             $         0
                  by Marriott
-----------------------------------------------------------------------------------------------------------------------------------
  0560            Residence Inn         Little Rock         AR             $         0         EMG PSA notes that
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                      YR 1 REPAIRS
                        TO BE
                       COMPLETED
PROPERTY             PRIOR TO FIRST
   #                  ANNIVERSARY                          PURPOSE
-------------------------------------------------------------------------------------------
  0220               $        0
-------------------------------------------------------------------------------------------
  0230               $   74,530            Common area, carpet ($1080)
                                           Guestroom: carpet (limited service) ($45,200)
                                           Guestroom: soft goods (limited service)
                                           ($28,250)
-------------------------------------------------------------------------------------------
  0240               $   60,750            Roof covering, built-up system replacement
                                           ($35,000)
                                           HVAC, thru-the-wall units (older units) ($9,913)
                                           DHW heaters, > 150 gal. Building D ($3,500)
                                           Guestroom: carpet ($9,400)
                                           Guestroom: paint and wallcovering ($2,938)
-------------------------------------------------------------------------------------------
  0210               $  136,162            Exterior walls, painting & coating ($40,200)
                                           HVAC, thru-the-wall units ($10,238)
                                           Elevator, machinery ($60,000)
                                           Guestroom: carpet ($20,100)
                                           Commercial laundry: washers ($5,625)
-------------------------------------------------------------------------------------------
  0505               $        0
-------------------------------------------------------------------------------------------
  0560               $        0
-------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                IMMEDIATE
                                                 REPAIRS                              YR 1 REPAIRS
                                                  TO BE                                   TO BE
                                                COMPLETED                               COMPLETED
PROPERTY                                        WITHIN 6                              PRIOR TO FIRST
    #       CHAIN/NAME       CITY       STATE    MONTHS            PURPOSE             ANNIVERSARY                PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                            the last lifesafety
                                                            service/inspection was
                                                            March, 2000. Need to
                                                            confirm date of last
                                                            inspection
------------------------------------------------------------------------------------------------------------------------------------
0850        Holiday Inn   East          CT      $   1,000   Immediate Needs:              $70,500      Asphalt pavement ($9,000)
                          Hartford                          $1,000 to repair a                         Rooftop package unit per ton
                                                            leaking hydraulic                          ($8,000) Elevator, machinery
                                                            elevator.                                  ($19,000) Guestroom: soft
                                                                                                       goods ($32,500) Commercial
                                                                                                       kitchen: ice machine ($2,000)
------------------------------------------------------------------------------------------------------------------------------------
1168        Hampton Inn   Pensacola     FL      $       0                                 $     0
------------------------------------------------------------------------------------------------------------------------------------
1113        Holiday Inn   Pensacola     FL      $  30,000   Immediate Needs:              $     0
            Express                                         replace the roof on
                                                            the building at the
                                                            southwest corner of
                                                            the property adjacent
                                                            to the "L"-shaped
                                                            building due to leaks
                                                            and ponding, $30,000.
------------------------------------------------------------------------------------------------------------------------------------
1116        Holiday Inn   Pensacola     FL      $  87,351   Engineering Report            $     0
                          (University                       Immediate Needs: ADA
                          Mall)                             Accessibility $10,700,
                                                            Roof covering
                                                            replacement $45,401;
                                                            Soffits
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                IMMEDIATE
                                                 REPAIRS                              YR 1 REPAIRS
                                                  TO BE                                   TO BE
                                                COMPLETED                               COMPLETED
PROPERTY                                        WITHIN 6                              PRIOR TO FIRST
    #       CHAIN/NAME       CITY       STATE    MONTHS            PURPOSE             ANNIVERSARY                PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                            replacement/repair
                                                            $7,000; Mansard
                                                            roofing shingles
                                                            replacement $2,250;
                                                            Bay window replacement
                                                            and lounge restoration
                                                            $20,000; Down unit
                                                            restoration $3,000.
------------------------------------------------------------------------------------------------------------------------------------
1108        Crowne        West Palm       FL    $  17,400   Immediate Needs:              $      0
            Plaza         Beach                             Damaged hollow metal
                                                            exterior doors to be
                                                            replaced, $2,400;
                                                            Repair leaks at
                                                            lobby skylights
                                                            $10,000; Replace
                                                            insulation at roof
                                                            top piping for the
                                                            chilled water,
                                                            $5,000.
------------------------------------------------------------------------------------------------------------------------------------
1132        Holiday Inn   Winter        FL      $       0                                 $      0
                          Haven
------------------------------------------------------------------------------------------------------------------------------------
1212        Courtyard     Atlanta       GA      $ 186,950   Engineering Report            $      0
            by Marriott                                     Immediate Needs:
                                                            $108,600 guestroom
                                                            carpet replacement;
                                                            $63,800 guestroom
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

                                                IMMEDIATE
                                                 REPAIRS                              YR 1 REPAIRS
                                                  TO BE                                   TO BE
                                                COMPLETED                               COMPLETED
PROPERTY                                        WITHIN 6                              PRIOR TO FIRST
    #       CHAIN/NAME       CITY       STATE    MONTHS            PURPOSE             ANNIVERSARY                PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                            paint and
                                                            wallcovering
                                                            replacement;
                                                            $15,000 in Lobby
                                                            case good and
                                                            furniture
                                                            replacement.
------------------------------------------------------------------------------------------------------------------------------------
1206        Holiday Inn   Brunswick     GA      $  39,513   Immediate Repair needs    $     418,840    Asphalt pavement (seal coat
                                                            are 3,100 sq.ft. of                        over term)($8,890)
                                                            Sidewalk Concrete                          Curbing, concrete ($2,500)
                                                            Repair, $7,813;                            Swimming pool equipment
                                                            Kitchen and laundry                        ($4,000)
                                                            floor tile repairs to                      Swimming pool relining
                                                            prevent tripping                           ($3,500)
                                                            hazards, $6,500; and,                      Exterior walls, EIFS minor
                                                            Guestroom bathroom tub                     patching, cleaning, caulking
                                                            surroundings need                          and recoating ($54,000)
                                                            replacement to due                         Common area floors,
                                                            improper prepping for                      carpet-lobby,
                                                            refinishing, 126                           need meeting rooms,
                                                            rooms, $25,200.                            rest. & lounge ($22,770)
                                                                                                       Guestroom: carpet (full
                                                                                                       service)($75,600)
                                                                                                       Guestroom: soft goods (full
                                                                                                       service)(newer)($13,300)
                                                                                                       Guestroom: television sets
                                                                                                       (older) ($22,880)
                                                                                                       Guestroom: case goods &
                                                                                                       furniture (full
                                                                                                       service-older) ($105,600)
                                                                                                       Guestroom: soft goods (full
                                                                                                       service) (older) ($30,800)
                                                                                                       Commercial kitchen: range
                                                                                                       ($8,500)
                                                                                                       Commercial kitchen:
                                                                                                       refrigerator ($4,500)
                                                                                                       Commercial kitchen: walk in
                                                                                                       cooler/freezer ($28,500)
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                IMMEDIATE
                                                 REPAIRS                              YR 1 REPAIRS
                                                  TO BE                                   TO BE
                                                COMPLETED                               COMPLETED
PROPERTY                                        WITHIN 6                              PRIOR TO FIRST
    #       CHAIN/NAME       CITY       STATE    MONTHS            PURPOSE             ANNIVERSARY                PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Guest laundry equipment
                                                                                                       ($1,000)
                                                                                                       Ice machines ($4,000)
                                                                                                       Lobby: case goods & furniture
                                                                                                       ($13,500)
                                                                                                       Meeting room: case goods
                                                                                                       & furniture ($15,000)
------------------------------------------------------------------------------------------------------------------------------------
1255        Holiday Inn   Marietta      GA         $0       Engineering Report           $119,600      Asphalt pavement (scal coat
                          (hotel &                          references on-going                        over term, striping, minor
                          suites)                           capital construction                       repair)($27,000)
                                                            and significant room                       Rooftop package unit per
                                                            renovations.                               ton ($24,000)
                                                                                                       Guestroom: soft goods
                                                                                                       (full service)($68,600)
------------------------------------------------------------------------------------------------------------------------------------
1280        Fairfield     Valdosta      GA         $0                                    $ 78,465      Asphalt pavement (seal coat
            Inn                                                                                        over term) ($5,565)
                                                                                                       Common area floors, carpet
                                                                                                       ($2,700)
                                                                                                       Guestroom: carpet (limited
                                                                                                       service)($43,200)
                                                                                                       Guestroom: soft goods
                                                                                                       (limited service) ($27,000)
------------------------------------------------------------------------------------------------------------------------------------
1285        Holiday Inn   Valdosta      GA         $0                                    $237,850      Asphalt pavement (seal coat
                                                                                                       over term) ($7,700)
                                                                                                       Roof covering, rubber
                                                                                                       membrane ($63,600)
                                                                                                       Roof covering, metal
                                                                                                       ($7,200)
                                                                                                       Common area floors, carpet
                                                                                                       ($18,900)
                                                                                                       Rooftop package unit per ton
                                                                                                       ($30,400)
                                                                                                       Hot and cold water
                                                                                                       distribution ($1,500)
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                IMMEDIATE
                                                 REPAIRS                              YR 1 REPAIRS
                                                  TO BE                                   TO BE
                                                COMPLETED                               COMPLETED
PROPERTY                                        WITHIN 6                              PRIOR TO FIRST
    #       CHAIN/NAME       CITY       STATE    MONTHS            PURPOSE             ANNIVERSARY                PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Guestroom: carpet (limited
                                                                                                       service) ($66,800)
                                                                                                       Guestroom: soft goods
                                                                                                       (limited service) ($41,750)
------------------------------------------------------------------------------------------------------------------------------------
1840        Crowne        Cedar         IA      $ 401,000   Immediate Needs:                $0
            Plaza         Rapids                            Repair leaks in the
                                                            pool skylight $1,000;
                                                            Metal Frames of Window
                                                            units to be adjusted,
                                                            seals replaced and/or
                                                            caulked to prevent
                                                            leaks $40,000;
                                                            Replacement of a fire
                                                            damaged hot water
                                                            boiler/storage tank
                                                            $150,000; Replace
                                                            obsolete and
                                                            malfunctioning
                                                            components of the fire
                                                            monitoring panel and
                                                            related alarm system
                                                            components $200,000;
                                                            Replace in adequate
                                                            kitchen range hood
                                                            fire suppression
                                                            systems $10,000.
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                IMMEDIATE
                                                 REPAIRS                              YR 1 REPAIRS
                                                  TO BE                                   TO BE
                                                COMPLETED                               COMPLETED
PROPERTY                                        WITHIN 6                              PRIOR TO FIRST
    #       CHAIN/NAME       CITY       STATE    MONTHS            PURPOSE             ANNIVERSARY                PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
1310        Holiday Inn   Rolling       IL      $  15,000   Immediate Needs:            $ 396,040      ADA Survey ($6,000)
                          Meadows                           $15,000 to bring pool                      Asphalt repair (cut & patch,
                                                            up to code.                                full-depth) ($65,625)
                                                                                                       Asphalt pavement (seal coat
                                                                                                       over term)($13,125)
                                                                                                       Curbing, concrete - Replace
                                                                                                       sections in various locations
                                                                                                       ($1,500)
                                                                                                       Retaining walls, wood timber
                                                                                                       south and west property
                                                                                                       ($8,000)
                                                                                                       Roof covering, built-up
                                                                                                       system, ballast-five
                                                                                                       story sect. ($25,000)
                                                                                                       Roof covering, rubber
                                                                                                       membrane, ballast-nine-story
                                                                                                       section ($16,500)
                                                                                                       Window glazing and
                                                                                                       seal-replace-5 and 9 story
                                                                                                       building ($17,400)
                                                                                                       Concrete balcony repair-5
                                                                                                       story building front
                                                                                                       elevation ($8,640)
                                                                                                       Rooftop make-up air unit
                                                                                                       ($54,000) Holding tank-2
                                                                                                       story building
                                                                                                       ($15,000) Emergency
                                                                                                       generator-replace
                                                                                                       730KVA-9-story building
                                                                                                       ($20,000)
                                                                                                       Guestroom: carpet (limited
                                                                                                       service) ($84,400)
                                                                                                       Guestroom: soft goods
                                                                                                       (limited service) ($52,750)
                                                                                                       Commercial laundry: dryers-50
                                                                                                       lb ($2,100)
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                IMMEDIATE
                                                 REPAIRS                             YR 1 REPAIRS
                                                  TO BE                                  TO BE
                                                COMPLETED                              COMPLETED
PROPERTY                                        WITHIN 6                             PRIOR TO FIRST
    #       CHAIN/NAME       CITY       STATE    MONTHS            PURPOSE            ANNIVERSARY                PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Commercial laundry:
                                                                                                      washers - 75 lb ($4,000)
                                                                                                      Guest laundry equipment - coin
                                                                                                      washers and dryers ($2,000)
------------------------------------------------------------------------------------------------------------------------------------
2035        Courtyard     Florence      KY      $       0             0                 $ 61,770      ADA Accessibility ($50)
            by Marriott                                                                               Asphalt pavement (seal
                                                                                                      over term)($3,220)
                                                                                                      Guestroom:  carpet (limited
                                                                                                      service) ($31,200)
                                                                                                      Guestroom: soft goods
                                                                                                      (limited service) ($27,300)
------------------------------------------------------------------------------------------------------------------------------------
2040        Hurstbourne   Louisville    KY      $ 403,000   Immediate Needs from        $741,000      ADA Accessibility ($20,100)
            Hotel                                           EMG PSA are as                            Common area floors, carpet
                                                            follows: 4 City                           ($99,000) HVAC, thru-the-wall
                                                            mandated Backflow                         units
                                                            protectors, $40,000;                      ($228,800) DHW heaters,>150
                                                            Pool area ceiling                         gal.
                                                            repair, $30,000; Pool                     ($12,000) Fire alarm, horn
                                                            de-humidification                         and strobe
                                                            equipment $333,000.                       lights ($3,000) Guestroom:
                                                                                                      carpet (full service)
                                                                                                      ($238,800) Guestroom: soft
                                                                                                      goods (full
                                                                                                      service)($139,300)
------------------------------------------------------------------------------------------------------------------------------------
2007        Courtyard     Paducah       KY      $       0                               $       0
            by marriott
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                IMMEDIATE
                                                 REPAIRS                              YR 1 REPAIRS
                                                  TO BE                                   TO BE
                                                COMPLETED                               COMPLETED
PROPERTY                                        WITHIN 6                              PRIOR TO FIRST
    #       CHAIN/NAME       CITY       STATE    MONTHS            PURPOSE             ANNIVERSARY                PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
1502        Quality       Metairie      LA      $  60,600   Immediate Need in the         $     0
            Hotel                                           PSA are as follows:
                                                            $9,000 of misc. roof
                                                            repairs to counter
                                                            leaks, ponding and
                                                            lack of ventilation;
                                                            $5,000 in repairs to
                                                            the rusting exterior
                                                            stairs; $1,600 replace
                                                            corroded metal
                                                            exterior doors and
                                                            reseal same;
                                                            re-sealing and
                                                            caulking of the
                                                            windows, $30,000;
                                                            repair the damaged
                                                            exit stairwell doors
                                                            and replace inoperable
                                                            hardware and closers
                                                            in compliance with
                                                            code, 2 per floor,
                                                            $15,000; replace
                                                            penthouse roof vent,
                                                            $2,000.
------------------------------------------------------------------------------------------------------------------------------------
2777        Residence     Dedham        MA      $       0                                 $52,650      Guestroom: carpet (limited
            Inn                                                                                        service) ($32,400)
                                                                                                       Guestroom: soft goods
                                                                                                       (limited service) ($20,250)
------------------------------------------------------------------------------------------------------------------------------------
1775        Holiday Inn   Baltimore-    MD      $   6,000   Immediate Needs: Seal,        $     0
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                IMMEDIATE
                                                 REPAIRS                              YR 1 REPAIRS
                                                  TO BE                                   TO BE
                                                COMPLETED                               COMPLETED
PROPERTY                                        WITHIN 6                              PRIOR TO FIRST
    #       CHAIN/NAME       CITY       STATE    MONTHS            PURPOSE             ANNIVERSARY                PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                          BWI                               patch and layer
                          Airport                           asphalt cracks and
                                                            depressions in the
                                                            parking lot
                                                            ($6,000).
------------------------------------------------------------------------------------------------------------------------------------
1785        Holiday Inn   Baltimore     MD      $  26,400   Immediate Needs:             $ 137,929     Sidewalk maintenance program
                          West                              Replace 2, 12.5-ton in                     ($845)
                          (Belmont)                         operable and failing                       Roof covering, Roof covering,
                                                            units serving the                          Roof covering, overlay
                                                            cocktail lounge,                           (Commercial Building)
                                                            restaurant and lobby                       ($36,000)
                                                            to  maintain                               Roof drainage, provide
                                                            temperature and                            adequate slope
                                                            climate control                            (Buildings A & C) ($39,000)
                                                            $20,000; Replace two                       Gas distribution system
                                                            leaking water storage                      ($1,500)
                                                            tanks, $6,400.                             Guestroom: soft goods
                                                                                                       ($11,333)
                                                                                                       Commercial kitchen equipment
                                                                                                       ($3,500)
                                                                                                       Commercial laundry:
                                                                                                       dryers ($18,000)
                                                                                                       Commercial laundry: washers
                                                                                                       ($27,750)
------------------------------------------------------------------------------------------------------------------------------------
1765        Holiday Inn   Baltimore,    MD      $       0                                $       0
                          Inn
                          Harbor
------------------------------------------------------------------------------------------------------------------------------------
1710        Hilton        Columbia      MD      $  30,000   Immediate Repair             $ 219,710     ADA Accessibility ($23,110)
                                                            Needs are as follows:                      Asphalt pavement (seal coat
                                                            $10,000 in Mold                            over term) ($7,525)
                                                            remediation mentioned                      Curbing, concrete ($1,000)
                                                            above; Asphalt repair                      Compactor/coling tower
                                                            $7,500; Repair of                          enclosures, various ($4,000)
                                                            compactor/cooling                          Swimming pool equipment $0
                                                            tower pad and gas                          Level pre-cast concrete
                                                                                                       plank floor joints ($3,000)
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                IMMEDIATE
                                                 REPAIRS                              YR 1 REPAIRS
                                                  TO BE                                   TO BE
                                                COMPLETED                               COMPLETED
PROPERTY                                        WITHIN 6                              PRIOR TO FIRST
    #       CHAIN/NAME       CITY       STATE    MONTHS            PURPOSE             ANNIVERSARY                PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                            meter pad, $2,000;                         Roof covering, asphalt
                                                            Repair damaged                             shingles ($1,875)
                                                            sidewalk concrete,                         Exterior walls, caulking and
                                                            $2,000; Repair damaged                     sealants ($45,000)
                                                            face bring and                             Exterior walls, EIFS patch
                                                            spalling concrete on                       and repair $0 Exterior doors,
                                                            exterior walls,                            hollow metal ($1,600)
                                                            $3,250, $1,500 in roof                     Common area floors, carpet
                                                            and soffit repair in                       ($41,000)
                                                            the pool area; and,                        Common area walls, refinish
                                                            repair/replace                             $0
                                                            leaking pipe for the                       Cooling tower $0 Heat pumps,
                                                            hot water distribution,                    air to air $0
                                                            $3,750.                                    Guestroom: carpet (full
                                                                                                       service) ($91,200)
------------------------------------------------------------------------------------------------------------------------------------
1776        Holiday Inn   Frederick     MD      $       0   Immediate Needs:             $ 49,000      Concrete balconies ($1,000)
                                                            $2,000 to patch roof                       Elevator, machinery ($48,000)
                                                            leaks.
------------------------------------------------------------------------------------------------------------------------------------
1770        Holiday Inn   Glen          MD      $  53,500   Immediate Needs of           $      0
                          Burnie                            $53,000 are as
                                                            follows: Asphalt
                                                            repair, $2,500; repair
                                                            damaged concrete
                                                            pavement in service
                                                            area, $1,500; repair
                                                            damaged concrete
                                                            retaining wall,
                                                            $3,500; repair
                                                            damaged
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                IMMEDIATE
                                                 REPAIRS                                       YR 1 REPAIRS
                                                  TO BE                                           TO BE
                                                COMPLETED                                       COMPLETED
PROPERTY                                        WITHIN 6                                      PRIOR TO FIRST
   #        CHAIN/NAME      CITY       STATE     MONTHS                PURPOSE                  ANNIVERSARY            PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                               masonry retaining wall,
                                                               $2,000; repair cracking
                                                               and spalling pool deck,
                                                               $1,000; and, replace
                                                               three rooftop package
                                                               units servicing the
                                                               common corridors, they
                                                               are currently inoperable,
                                                               $42,000.
------------------------------------------------------------------------------------------------------------------------------------
  1720      Holiday Inn    Silver       MD      $126,000       Two Chillers are down               $0
                           Spring                              Loss of 110T capacity,
                                                               needs replacement,$121K.
                                                               (mold concern). Lodgian
                                                               has a temporary HVAC
                                                               system in place to
                                                               provide AC. Sprinkler
                                                               heads will need
                                                               replacement. Confirm that
                                                               the hydraulic elevator is
                                                               being repaired.
------------------------------------------------------------------------------------------------------------------------------------
  1780      Holiday Inn    Towson       MD        $6,800       Immediate Needs are as              $0
                           (Cromwell                           follows: Asphalt repair
                           Bridge)                             $2,500; review
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                IMMEDIATE
                                                 REPAIRS                                     YR 1 REPAIRS
                                                  TO BE                                         TO BE
                                                COMPLETED                                     COMPLETED
PROPERTY                                        WITHIN 6                                    PRIOR TO FIRST
   #        CHAIN/NAME      CITY       STATE     MONTHS              PURPOSE                  ANNIVERSARY            PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                             and repair subsidence at
                                                             drainage inlet to prevent
                                                             retaining wall failure
                                                             $3,500; patch and repair
                                                             damaged EIFS at rear
                                                             overhang adjacent to
                                                             banquet room $800.
------------------------------------------------------------------------------------------------------------------------------------
  3970      Holiday Inn   Lansing        MI     $14,600      Immediate Needs are ADA            $65,000       Asphalt overlay
                                                             upgrades of $2,100 and                           ($65,000)
                                                             Asphalt repairs of
                                                             $12,500.
------------------------------------------------------------------------------------------------------------------------------------
  3930      Hilton        Troy           MI      $7,800      Immediate Needs include                 $0
                          (Northfield)                       ADA accessibility $4,800;
                                                             and, $3,000 in roofing
                                                             repairs.
------------------------------------------------------------------------------------------------------------------------------------
  1910      Holiday Inn   Arden          MN     $15,000      ADA Upgrades to the               $214,200       Lobby floors; carpet
                          Hills/St.                          Elevators totaling                               ($10,800)
                          Paul                               $15,000 are the only                             Common area floors;
                                                             immediate needs.                                 carpet ($45,000)
                                                                                                              Meeting room floors;
                                                                                                              carpet ($27,000)
                                                                                                              Restaurant/lounge
                                                                                                              floors; carpet
                                                                                                              ($13,500)
                                                                                                              Guestroom: carpet
                                                                                                              (limited service)
                                                                                                              ($62,400)
                                                                                                              Guestroom: soft goods
                                                                                                              (limited service)
                                                                                                              ($39,000)
                                                                                                              Commercial laundry:
                                                                                                              washers ($16,500)
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                  IMMEDIATE
                                                   REPAIRS                                     YR 1 REPAIRS
                                                    TO BE                                         TO BE
                                                  COMPLETED                                     COMPLETED
PROPERTY                                          WITHIN 6                                    PRIOR TO FIRST
   #        CHAIN/NAME        CITY       STATE     MONTHS            PURPOSE                    ANNIVERSARY           PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
  2222      Holiday Inn    St. Louis      MO       $2,500      Preliminary inspection               $0
                           North                               revealed cracks in the
                                                               balcony's that might need
                                                               review by a structural
                                                               engineer. In addition the
                                                               hotel has a adjacent
                                                               vacant office building
                                                               that is used for storage.
                                                               Immediate Needs $2,500 in
                                                               structural engineering
                                                               review of the A Building
                                                               balcony's.
------------------------------------------------------------------------------------------------------------------------------------
  3311      Crowne Plaza   Albany         NY       $3,600      Immediate Needs: $1,600              $0
                                                               in masonry and concrete
                                                               repair on an exterior
                                                               retaining wall with
                                                               visible displacement and
                                                               cracks; $2,000 in
                                                               concrete repair on the
                                                               exterior stairs at the
                                                               loading dock area.
------------------------------------------------------------------------------------------------------------------------------------
  3345      Holiday Inn    Grand          NY       $4,000      Immediate Needs: $4,000              $0
                           Island                              in fencing
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                  IMMEDIATE
                                                   REPAIRS                                     YR 1 REPAIRS
                                                    TO BE                                         TO BE
                                                  COMPLETED                                     COMPLETED
PROPERTY                                          WITHIN 6                                    PRIOR TO FIRST
   #        CHAIN/NAME        CITY       STATE     MONTHS              PURPOSE                  ANNIVERSARY         PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                               repair/ replacement and
                                                               fencing for shored up
                                                               fence in the service
                                                               area; $1,000 in soffit
                                                               repair on the mansard
                                                               roofing at the pool area;
                                                               and, $500 in bathroom
                                                               vent repairs, some
                                                               bathroom fans were not
                                                               working and led to mold
                                                               problems.
------------------------------------------------------------------------------------------------------------------------------------
  3330      Holiday Inn    Jamestown      NY      $20,200      Immediate Repair Needs:                  $0
                                                               $12,500; Concrete
                                                               Entrance Apron Repair,
                                                               $2,000; Sidewalk Concrete
                                                               Repair, $1,000; Elevated
                                                               pedestrian walkway
                                                               skylight leakage, $4,700.
------------------------------------------------------------------------------------------------------------------------------------
  3314      Holiday Inn    Niagara        NY       $6,400                                         $151,730    Planters, brick
            Select         Falls                                                                              ($1,500)
                                                                                                              Skylights ($4,000)
                                                                                                              Window units, metal
                                                                                                              frame ($40,000)
                                                                                                              Corridor area floors,
                                                                                                              carpet ($36,000)
                                                                                                              Common area floors,
                                                                                                              carpet ($43,200)
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                  IMMEDIATE
                                                   REPAIRS                                     YR 1 REPAIRS
                                                    TO BE                                         TO BE
                                                  COMPLETED                                     COMPLETED
PROPERTY                                          WITHIN 6                                    PRIOR TO FIRST
   #        CHAIN/NAME        CITY       STATE     MONTHS              PURPOSE                  ANNIVERSARY         PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Commercial laundry:
                                                                                                                dryers ($27,030)
------------------------------------------------------------------------------------------------------------------------------------
  3326      Four Points   Niagara         NY           $0      Immediate Repairs:                       $0
                          Falls                                replacement and repair
                                                               of brick pavers $3,500;
                                                               concrete stoop adjacent
                                                               to the loading dock area
                                                               is in poor condition with
                                                               cracking, misalignment,
                                                               spalling and missing
                                                               handrails, $1,200; and,
                                                               repair of spalling
                                                               concrete on the loading
                                                               dock $1,700.
------------------------------------------------------------------------------------------------------------------------------------
  3515      Holiday Inn   Strongsville   OH        $2,000      Immediate Needs are only           $108,300      ADA Accessibility
            Select                                             $2,000 for asphalt repair                        ($39,300) Commercial
                                                               work                                             laundry: washers
                                                                                                                ($69,000)
------------------------------------------------------------------------------------------------------------------------------------
  3802      Holiday Inn   Greentree      PA       $10,400      Immediate Needs: $2,500                  $0
                                                               for engineering review
                                                               of spalling loading dock
------------------------------------------------------------------------------------------------------------------------------------
  3890      Holiday Inn   Lancaster      PA       $17,500      Immediate Needs are                 $79,000      Rooftop package unit
                                                               $17,500 in asphalt                               per ton ($24,000)
                                                                                                                Commercial laundry:
                                                                                                                dryers ($25,000)
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                  IMMEDIATE
                                                   REPAIRS                                     YR 1 REPAIRS
                                                    TO BE                                         TO BE
                                                  COMPLETED                                     COMPLETED
PROPERTY                                          WITHIN 6                                    PRIOR TO FIRST
   #        CHAIN/NAME        CITY       STATE     MONTHS              PURPOSE                  ANNIVERSARY         PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                               repair for alligatored                           Commerciallaundry:
                                                               areas in the parking lot.                        washers ($30,000)
------------------------------------------------------------------------------------------------------------------------------------
  3838      Doubletree    Philadelphia    PA       $4,000      EMG noted $4,000 of                    $0
            Club                                               Immediate Needs in the
                                                               form of roofing repairs
                                                               for the mansard and
                                                               membrane roofing. The
                                                               Philadelphia Building
                                                               Department has the
                                                               following building and
                                                               fire code violation on
                                                               file: Storm water should
                                                               be conducted to the
                                                               public storm water
                                                               system; secure annual
                                                               electric permit; submit
                                                               annual fire test records.
------------------------------------------------------------------------------------------------------------------------------------
  3804      Holiday Inn   Pittsburgh      PA      $12,900      Immediate Needs: ADA              $85,000        Epoxy traffic
                          (Pkwy East)                          upgrades, $10,400 and a                          surface at roof of
                                                               engineering review of                            garage area
                                                               Repairs to underside of                          ($35,000)
                                                               deck the spalling                                Repairs to underside
                                                               concrete on at loading                           of deck at loading
                                                               dock ($50,000) the                               dock ($50,000)
                                                               underside of the loading
                                                               dock floor structure
                                                               ($2,500).
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                  IMMEDIATE
                                                   REPAIRS                                     YR 1 REPAIRS
                                                    TO BE                                         TO BE
                                                  COMPLETED                                     COMPLETED
PROPERTY                                          WITHIN 6                                    PRIOR TO FIRST
   #        CHAIN/NAME        CITY       STATE     MONTHS            PURPOSE                    ANNIVERSARY         PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
  3875      Holiday Inn    York           PA           $0                                              $0
------------------------------------------------------------------------------------------------------------------------------------
  4021      Clarion        Charleston     SC           $0                                              $0
------------------------------------------------------------------------------------------------------------------------------------
  4040      Holiday Inn    Myrtle         SC           $0                                        $614,540       Common area floors,
            SunSpree       Beach                                                                                carpet ($207,000)
                                                                                                                Rooftop package unit
                                                                                                                per ton ($5,040)
                                                                                                                Boiler ($2,500)
                                                                                                                Elevator, machinery
                                                                                                                ($400,000)
------------------------------------------------------------------------------------------------------------------------------------
  4215      French         Memphis        TN      $18,020      Immediate Needs: ADA                    $0
            Quarter                                            Deficiencies - One car
            Suites                                             and one van stall with
                                                               signage $350, Signage
                                                               indicating accessible
                                                               parking spaces $100,
                                                               exterior accessible route
                                                               from access aisles
                                                               adjacent to parking
                                                               space, crossing hazardous
                                                               vehicle areas, from main
                                                               roadways and public
                                                               transportation stops to
                                                               the building sidewalks
                                                               and entrances $100,
                                                               Signage (4 signs)
                                                               indicating accessible
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                  IMMEDIATE
                                                   REPAIRS                                     YR 1 REPAIRS
                                                    TO BE                                         TO BE
                                                  COMPLETED                                     COMPLETED
PROPERTY                                          WITHIN 6                                    PRIOR TO FIRST
   #        CHAIN/NAME        CITY       STATE     MONTHS              PURPOSE                  ANNIVERSARY           PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                               Restrooms $100, restroom
                                                               modifications $1,370.
                                                               ($2,020 in total ADA
                                                               Upgrades) There are also
                                                               a number of PTAC units
                                                               that are not in service.
                                                               Termite infested meeting
                                                               room doors to be
                                                               replaced, $8,000. Repair
                                                               mold damaged meeting
                                                               rooms, $8,000.
------------------------------------------------------------------------------------------------------------------------------------
  4343      Courtyard      Abilene        TX           $0                                       $96,300        Asphalt pavement
            by Marriott                                                                                        (seal coat over term)
                                                                                                               ($5,250)
                                                                                                               Guestroom: carpet
                                                                                                               (full service)
                                                                                                               ($29,700)
                                                                                                               Guestroom: soft goods
                                                                                                               (full service)
                                                                                                               ($34,650)
                                                                                                               Common area floors,
                                                                                                               carpet ($26,730)
------------------------------------------------------------------------------------------------------------------------------------
  4375      Holiday Inn    Austin         TX      $50,000      Repair Inoperable                     $0
                                                               irrigation system
                                                               allowance ($20,000),
                                                               Paint metal mansards
                                                               ($25,000), Replace tower
                                                               coping ($5,000)
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                               IMMEDIATE
                                                REPAIRS                       YR 1 REPAIRS
                                                 TO BE                          TO BE
                                               COMPLETED                       COMPLETED
PROPERTY                                        WITHIN 6                     PRIOR TO FIRST
  #        CHAIN/NAME      CITY        STATE    MONTHS         PURPOSE        ANNIVERSARY                   PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
  4388    Holiday Inn   Dallas          TX     $        0                     $   321,907    Asphalt pavement (seal coat over term)
          Select        (DFW                                                                 ($14,875)
                        Airport)                                                             Curbing, concrete ($4,000)
                                                                                             Exterior walls, painting & coating
                                                                                             ($112,800)
                                                                                             Common area floors, carpet ($30,600)
                                                                                             Common area floors, VCT ($1,350)
                                                                                             Common area walls, refinish ($51,000)
                                                                                             Public restroom finishes ($12,000)
                                                                                             Rooftop package unit per ton ($12,032)
                                                                                             Boilers - package unit ($32,000)
                                                                                             Elevator, cab interiors ($1,500)
                                                                                             Commercial laundry: dryers ($11,000)
                                                                                             Commercial laundry: washers ($11,250)
                                                                                             Ice, machines ($2,500)
                                                                                             Meeting room: case goods &
                                                                                             furniture ($25,000)
-----------------------------------------------------------------------------------------------------------------------------------
  4380    Holiday Inn   Dallas (Mkt     TX     $   40,000  Immediate Needs:   $         0
                        Center)                            Roof is leaking
                                                           and requires
                                                           repair to avoid
                                                           further interior
                                                           damage to the
                                                           meeting rooms
                                                           and lobby areas
                                                           where water
                                                           intrusion was
                                                           evident,
                                                           $40,000.
-----------------------------------------------------------------------------------------------------------------------------------
  4310    Crowne Plaza  Houston         TX     $        0                     $         0
-----------------------------------------------------------------------------------------------------------------------------------
                                       Totals  $1,892,534                     $ 4,590,773
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT I

                              FRANCHISE AGREEMENTS

                                    Exhibit I

                                    EXHIBIT I

                              FRANCHISE AGREEMENTS

           PROPERTY NAME                   STATE          FRANCHISOR
----------------------------------------------------------------------
Clarion Charleston                          SC          Choice
Quality Hotel Metairie                      LA          Choice
Doubletree Club Philadelphia                PA          Hilton
Hampton Inn Dothan                          AL          Hilton
Hampton Inn Pensacola                       FL          Hilton
Hilton Inn Columbia                         MD          Hilton
Hilton Inn Northfield                       MI          Hilton
Courtyard by Marriott - Abilene             TX          Marriott
Courtyard by Marriott - Atlanta             GA          Marriott
Courtyard by Marriott - Bentonville         AR          Marriott
Courtyard by marriott - Florence            KY          Marriott
Courtyard by Marriott - Paducah             KY          Marriott
Fairfield Inn Valdosta                      GA          Marriott
Residence Inn Dedham                        MA          Marriott
Residence Inn Little Rock                   AR          Marriott
Crowne Plaza Albany                         NY          Six Continents
Crowne Plaza Cedar Rapids                   IA          Six Continents
Crowne Plaza Houston                        TX          Six Continents
Crowne Plaza West Palm Beach                FL          Six Continents
Holiday Inn Arden Hills/St. Paul            MN          Six Continents
Holiday Inn Austin                          TX          Six Continents
Holiday Inn Belmont                         MD          Six Continents
Holiday Inn Brunswick                       GA          Six Continents
Holiday Inn BWI Airport                     MD          Six Continents
Holiday Inn Cromwell Bridge                 MD          Six Continents
Holiday Inn Dothan                          AL          Six Continents
Holiday Inn East Hartford                   CT          Six Continents
Holiday Inn Express Gadsden                 AL          Six Continents
Holiday Inn Express Pensacola               FL          Six Continents
Holiday Inn Frederick                       MD          Six Continents
Holiday Inn Glen Burnie North               MD          Six Continents
Holiday Inn Grand Island                    NY          Six Continents
Holiday Inn Greentree                       PA          Six Continents
Holiday Inn Hotel & Suites Marietta         GA          Six Continents
Holiday Inn Inner Harbor                    MD          Six Continents
Holiday Inn Jamestown                       NY          Six Continents
Holiday Inn Jekyll Island                   GA          Six Continents
Holiday Inn Lancaster                       PA          Six Continents
Holiday Inn Market Center Dallas            TX          Six Continents
Holiday Inn Parkway East                    PA          Six Continents
Holiday Inn Rolling Meadows                 IL          Six Continents
Holiday Inn Select DFW Airport              TX          Six Continents
Holiday Inn Select Niagara Falls            NY          Six Continents
Holiday Inn Select Strongsville             OH          Six Continents
Holiday Inn Sheffield                       AL          Six Continents
Holiday Inn Silver Spring                   MD          Six Continents
Holiday Inn St. Louis North                 MO          Six Continents
Holiday Inn Sunspree Myrtle Beach           SC          Six Continents
Holiday Inn University Mall                 FL          Six Continents
Holiday Inn Valdosta                        GA          Six Continents
Holiday Inn West Lansing                    MI          Six Continents
Holiday Inn Winter Haven                    FL          Six Continents
Holiday Inn York                            PA          Six Continents
Four Points Niagara Falls                   NY          Starwood
French Quarter Suites Memphis               TN
Hurtsbourne Hotel                           KY

                                SCHEDULE 3.1(A)

                             LIST OF LOAN DOCUMENTS

1.       Loan Agreement
2.       Note
3.       Pledge Agreement
4.       Guaranty
5.       Environmental Indemnity
6.       Assignment of Rate Cap
7.       Financing Statements
8.       Cash Management Agreement
9.       Conditional Assignment of Hotel Management Agreement
10.      The Jekyll Island Mortgage/Deed to Secure Debt
11.      The Jekyll Island Assignment of Leases and Rents
12.      The Jekyll Island Assignment of Agreements, Licenses, Permits and
         Contracts
13.      The Jekyll Island Cash Management Agreement
14.      The Jekyll Island Conditional assignment of Hotel Management Agreement.
15.      Post Closing Agreement

                                 Schedule 3.1(A)

                                SCHEDULE 4.1(C)

                   ORGANIZATIONAL CHART FOR BORROWER PARTIES

                                Schedule 4.1(C)

[LODGIAN STRUCTURE CHART]

[LODGIAN STRUCTURE CHART]

[LODGIAN STRUCTURE CHART]

PROPERTY OWNER                                         PROPERTY
------------------------------------------------------------------------------------------------------------
ALBANY HOTEL, INC.                                     Crowne Plaza Albany Hotel, Albany, NY
AMI OPERATING PARTNERS, L.P.                           Holiday Inn East Hartford, CT
                                                       Holiday Inn Frederick, MD
                                                       Holiday Inn Cromwell Bridge, MD
                                                       Holiday Inn Belmont, MD
                                                       Holiday Inn York, PA
------------------------------------------------------------------------------------------------------------
APICO HILLS, INC.                                      Holiday Inn, Parkway East, Pittsburgh, PA
------------------------------------------------------------------------------------------------------------
APICO INNS OF GREEN TREE, INC.                         Holiday Inn Green Tree, Pittsburgh, PA
------------------------------------------------------------------------------------------------------------
BRUNSWICK MOTEL ENTERPRISES, INC.                      Brunswick Holiday Inn, Brunswick, GA
------------------------------------------------------------------------------------------------------------
DEDHAN LODGING ASSOCIATES I, LIMITED PARTNERSHIP       Residence Inn, Dedham, MA
------------------------------------------------------------------------------------------------------------
DOTHAN HOSPITALITY 3053, INC.                          Holiday Inn West, Dothan, AL
------------------------------------------------------------------------------------------------------------
DOTHAN HOSPITALITY 3071, INC.                          Hampton Inn, Dothan, AL
------------------------------------------------------------------------------------------------------------
GADSDEN HOSPITALITY, INC.                              Holiday Inn Express Gadsden-Attalia, AL
------------------------------------------------------------------------------------------------------------
IMPAC HOTELS I, L.L.C.                                 Marriott Courtyard, Buckhead, Atlanta, GA
                                                       Marriott Courtyard, Abilene, TX
                                                       Marriott Courtyard, Florence, KY
                                                       Marriott Courtyard, Bentonville, AR
                                                       Double Tree Club, Philadelphia, PA
                                                       The Hurstbourne Hotel, Louisville, KY
                                                       Fairfield Inn, Valdosta, GA
                                                       Holiday Inn, Valdosta, GA
                                                       Holiday Inn Select, Dallas/Fort Worth Airport, TX
                                                       Holiday Inn, North St. Louis, MO
                                                       Holiday Inn, Surfside Beach, SC
                                                       Holiday Inn Select, Strongsville, OH
                                                       Holiday Inn Suites, Marietta, GA
                                                       Marriott Courtyard, Paducah, KY
------------------------------------------------------------------------------------------------------------
LITTLE ROCK LODGING ASSOCIATES I,                      Residence Inn, Little Rock, AK
LIMITED PARTNERSHIP
------------------------------------------------------------------------------------------------------------
LODGIAN AMI, INC.                                      Holiday Inn, Inner Harbor, MD
                                                       Holiday Inn, Glen Burnie, MD
                                                       Holiday Inn, BWI Airport, Baltimore, MD
                                                       Holiday Inn, Lancaster East, PA
------------------------------------------------------------------------------------------------------------
LODGIAN MEMPHIS PROPERTY OWNER, LLC                    French Quarter Suites, Memphis, TN
------------------------------------------------------------------------------------------------------------
MINNEAPOLIS MOTEL ENTERPRISES, INC.                    Holiday Inn St. Paul, St. Paul, MN
------------------------------------------------------------------------------------------------------------
NH MOTEL ENTERPRISES, INC.                             Hilton Northfield in Troy, MI
------------------------------------------------------------------------------------------------------------
SERVICO AUSTIN, INC.                                   Holiday Inn, Austin South, TX
------------------------------------------------------------------------------------------------------------
SERVICO CEDAR RAPIDS, INC.                             Crowne Plaza Five Seasons Hotel, Cedar Rapids, IA
------------------------------------------------------------------------------------------------------------
SERVICO CENTRE ASSOCIATES, LTD.                        Crowne Plaza and Separate Office Space, West Palm
                                                       Beach, FL
------------------------------------------------------------------------------------------------------------
SERVICO COLUMBIA, INC.                                 Hilton Columbia, MD
------------------------------------------------------------------------------------------------------------
SERVICO GRAND ISLAND, INC.                             Holiday Inn Grand Island, Grand Island, NY
------------------------------------------------------------------------------------------------------------
SERVICO HOUSTON, INC.                                  Crowne Plaza Houston, Houston, Texas
------------------------------------------------------------------------------------------------------------
SERVICO JAMESTOWN, INC.                                Holiday Inn Jamestown, NY
------------------------------------------------------------------------------------------------------------
SERVICO LANSING, INC.                                  Holiday Inn Lansing, MI
------------------------------------------------------------------------------------------------------------
SERVICO MARKET CENTER, INC.                            Holiday Inn Market Center, Dallas, TX
------------------------------------------------------------------------------------------------------------
SERVICO MARYLAND, INC.                                 Holiday Inn, Silver Springs, MD
------------------------------------------------------------------------------------------------------------
SERVICO METAIRIE, INC.                                 Quality Hotel, metairie, LA
------------------------------------------------------------------------------------------------------------
SERVICO NEW YORK, INC.                                 Holiday Inn Select Niagara Falls, Niagara Falls, NY
------------------------------------------------------------------------------------------------------------
SERVICO NIAGARA FALLS, INC.                            Four Points Sheraton Niagara Falls, Niagara Falls, NY
------------------------------------------------------------------------------------------------------------
SERVICO NORTHWOODS, INC.                               Clarion Charleston International Airport, North
                                                       Charleston, SC
------------------------------------------------------------------------------------------------------------
SERVICO PENSACOLA 7200, INC.                           Holiday Inn University Mall-Pensacola, FL
------------------------------------------------------------------------------------------------------------
SERVICO PENSACOLA 7330, INC.                           Hampton Inn Pensacola, Pensacola, FL
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
SERVICO PENSACOLA, INC.                                Holiday Inn Express, Pensacola, FL
------------------------------------------------------------------------------------------------------------
SERVICO ROLLING MEADOWS, INC.                          Holiday Inn Rolling Meadows - Rolling Meadows, IL
------------------------------------------------------------------------------------------------------------
SERVICO WINTER HAVEN, INC.                             Holiday Inn, Winter Haven, FL
------------------------------------------------------------------------------------------------------------
SHEFFIELD MOTEL ENTERPRISES, INC.                      Holiday Inn, Sheffield, AL
------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 4.2

                                    CONSENTS

                                      NONE.

                                  Schedule 4.2

                                  SCHEDULE 4.4

                             CONTINGENT OBLIGATIONS

                                     NONE.

                                  Schedule 4.4

                                  SCHEDULE 4.6

                                     ZONING

                                      NONE.

                                  Schedule 4.6

                                 SCHEDULE 4.7(B)

                                    RENT ROLL

                                 Schedule 4.7(B)

                                 MATERIAL LEASES

----------------------------------------------------------------------------------------------------------
                               PROPERTY
STATE        PROPERTY           LEASES           LANDLORD              TENANT                AREA (sf)
----------------------------------------------------------------------------------------------------------
 MD        Holiday Inn -      a) Parking        a) Lodgian        a) PMS                a) 193 parking
           Inner Harbor       License           AMI, Inc.         Parking, Inc.         spaces
           Baltimore          Agreement                                                 b) Parking space
                                                                                        for maximum of 20
                              b) Parking        b) Lodgian        b) Mayor and          vehicles
                                                AMI, Inc.         City Council
                                                                  of Baltimore
----------------------------------------------------------------------------------------------------------
 MI        Holiday Inn        Management        Rado-Mat          TGI Friday's Inc.     8,000 sf
           West,              Agreement         Holdings U.S.                           250 parking spaces.
           Lansing                              Inc.
----------------------------------------------------------------------------------------------------------
 MI        Hilton Hotel,      Restaurant        NH Motel          C.A. Muer             10,000 sf
           Troy                                 Enterprises,      Corporation
                                                Inc.
----------------------------------------------------------------------------------------------------------
 NY        Holiday Inn        Parking           City of           Oakdale               125 parking spaces
           Jamestown                            Jamestown         Corporation           24/7; and 75
                                                                                        parking spaces
                                                                                        between 5:00 pm
                                                                                        and 7:00 am 7 days
                                                                                         a week.
----------------------------------------------------------------------------------------------------------
 NY        Holiday Inn        Post Office       Servico New       United States         4,409 sf
           Select                               York, Inc.        Postal Service
           Niagara Falls
----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                        BASE RENT AND PERCENTAGE RENT,
STATE                          TERM                                IF ANY
---------------------------------------------------------------------------------------
 MD               a) Commencing 5/1/2000,               a) $11,500 per month
                  expiring 4/30/10
                  b) 5 year term commencing
                  12/12/01; Option to renew             b) $625 per month
                  for one additional period of
                  5 years.
---------------------------------------------------------------------------------------
 MI               10 years from the date the            Fridays receives 7% gross sales
                  restaurant opens (Lease is            profit; landlord receives 12%
                  dated 5/30/91); Option to             gross sales, to extent of gross
                  renew for four 5-year                 operating profit; remainder of
                  terms.                                gross operating profit is
                                                        split equally
---------------------------------------------------------------------------------------
 MI               20 years, commencing                  $8,368.33 per month
                  9/15/76; Option to renew
                  for 3 additional 5-year
                  terms. 2 renewal options
                  exercised, Lease expires
                  9/15/06.
---------------------------------------------------------------------------------------
 NY               25 years, commencing when             $1,233.33 per month
                  Lessee notifies city that it
                  is ready to accept use, which
                  is no later than 30 days
                  after occupancy of the hotel
                  (Lease executed 10/5/77).
                  Option to renew for one
                  additional 25-year period.
---------------------------------------------------------------------------------------
NY                Current term expires on               $20,000.00 per year, payable in
                  5/31/03; no further option to         equal installments at the end of
                  renew.                                each calendar month.
---------------------------------------------------------------------------------------

                                 SCHEDULE 4.7(E)

            MATERIAL DEFAULTS UNDER JEKYLL ISLAND FRANCHISE AGREEMENT

                                      NONE

                                 Schedule 4.7(E)

                                  SCHEDULE 4.9

                                   LITIGATION

                                      NONE

                                  Schedule 4.9

                                  SCHEDULE 4.10

                          PRE-PETITION TAX LIABILITIES

                                  Schedule 4.10

                                  SCHEDULE 4.10

                          PRE-PETITION TAX LIABILITIES

                                  SCHEDULE 4.20

                                    INSURANCE

                                  Schedule 4.20

                                CURRENT INSURANCE
                                    SCHEDULE

For: LODGIAN, INC.             Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 1 of 14

--------------------------------------------------------------------------------------------------------------------
                                                                                                         POLICY
      COVERAGE                    AMOUNT OR LIMITS                 TERM           COMPANY                NUMBER
--------------------------------------------------------------------------------------------------------------------
WORKERS' COMPENSATION     Statutory Workers' Comp.              09/01/02        Zurich American        WC2346989-03
DEDUCTIBLE                                                        to            Insurance Company
                          Employers liability Limits:           0901/03
                          $1,000,000 Each Accident
                          $1,000,000 Each Employee
                          $1,000,000 Policy Limit

                          Deductibles: Excludes ALAE
                          $250,000 - WC-BI by Accident
                          $250,000 - WC BI by Disease
                          $250,000 - EL BI by Accident
                          $250,000 - EL BI by Disease
--------------------------------------------------------------------------------------------------------------------
WORKERS' COMPENSATION     Statutory WC                          09/01/02        Zurich American        WC2346990-03
- RETRO                   Employers Liability:                    to            Insurance Company
(MASSACHUSETTS)           $1,000,000 Each Accident              0901/03
                          $1,000,000 Each Employee
                          $1,000,000 Policy Limit

                          Stop Gap Liability
                          $1,000,000 Each Accident
                          $1,000,000 Each Employee
                          $1,000,000 Policy Limit
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

      COVERAGE                    PREMIUM                                COMMENTS
-------------------------------------------------------------------------------------------------
WORKERS' COMPENSATION     $990,516 Plus $200         Policy provides medical, disability
DEDUCTIBLE                (Expense Constant          and death benefits to injured
                          $93,685 (Surcharges)       employees pursuant to the WC
                          Estimated Premium          statutory requirements of states schedule in
                          subject to audit           the policy except Monopolistic States.
                                                     Includes Executive Officers
-------------------------------------------------------------------------------------------------
WORKERS' COMPENSATION     $77,554 Plus $220          Policy provides medical, disability
  - RETRO                 Expense Constant &         and death benefits to injured employees
(MASSACHUSETTS)           $3,230 Surcharge           pursuant to the WC statutory requirements of
                          Estimated premium          states scheduled in the policy - Executive
                          subject to audit           Officers are covered
-------------------------------------------------------------------------------------------------

                       MCQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

For: LODGIAN, INC.             Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 2 of 14

--------------------------------------------------------------------------------------------------------------------
                                                                                                          POLICY
       COVERAGE                   AMOUNT OR LIMITS                  TERM             COMPANY              NUMBER
--------------------------------------------------------------------------------------------------------------------
GENERAL LIABILITY         $9,750,000 General Aggregate             09/01/02     Zurich American        GLO23456985-03
                          $1,750,000 Products & Completed             to        Insurance Company
                                     Operations Aggregate          09/01/03
                          $1,750,000 Each Occurrence
                          $1,750,000 Personal Injury &
                                     Advertising $
                          $1,750,000 Tenants Legal Liability.
                               N/A   Medical Expense
                             750,000 Employee Benefits
                                     Each Claim/Aggregate
                             750,000 Hospitality
                                     Professional
                                     Liability Each
                                     Occurrence/Aggregate
                             750,000 Hotel Safe Deposit
                                     Legal Liability Each
                                     Occurrence/Aggregate

                          Self Insured Retention

                          $250,000 Cov A BI&PD Each Claim
                          $250,000 Cov B-Personal & Adv Injury
                          $250,000 Cov.C.-Medical Payment
                          $250,000 Hotel Safe Deposit/Legal Liab
                          250,000 Employee Benefit Liability
--------------------------------------------------------------------------------------------------------------------
LIQUOR LIABILITY POLICY   $1,000,000 Liquor Liability Each        09-01-2002    Zurich American        GLO9298953-02
                                     Common Cause                     to        Insurance Co.
                                     Aggregate                    09-01-2003
                          $250,000   Deductible Each Claim
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COVERAGE                              PREMIUM                                        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
GENERAL LIABILITY               $721,500 Est. Annual       Policy provides legal liability coverage for bodily injury and property damage claims from the public
                                                           Broad Form Named Insured Aggregate Limits
                                                           per Location
                                                           Notice of Occurrence
                                                           Knowledge of Occurrence(Risk Mgt Dept-Dan Ellis)
                                                           Pesticide or herbicide applicator Coverage
                                                           Unintentional Errors & Omissions
                                                           Employee Benefits Liability - (Claims Made Form)
                                                           Notice of Error in Claims Reporting
                                                           Policy Covers Specific Managed Properties
                                                           Extended BI
                                                           60 Day NOC

                                                           Excludes:
                                                           Asbestos
                                                           Total Pollution w/hostile fire exception
                                                           Employment Related Practices
                                                           Medical Payments
                                                           Abuse & Molestation
------------------------------------------------------------------------------------------------------------------------------------
LIQUOR LIABILITY POLICY         $5,000 Estimated           Policy provides legal liability coverage for injury is imposed on insured
                                premium subject to audit   by reason of the selling, serving or furnishing of any alcoholic beverage
------------------------------------------------------------------------------------------------------------------------------------

                         McQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

For: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 3 of 14

------------------------------------------------------------------------------------------------------------------------------------
                                                                            POLICY
   COVERAGE           AMOUNT OR LIMITS           TERM       COMPANY         NUMBER         PREMIUM               COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
BUSINESS AUTO     Automobile Liability         09/01/02  Zurich          TAP2346986-03   $20,106 plus     Policy Provides Liability
POLICY (TEXAS)    $2,000,000 BI/PD CSL         09/01/03  American                        $9.00            to the public arising
                      $5,000 PIP                         Insurance Co.                   Surcharge        from Owned, Non-Auto
                   $1,000,000 UM/UIM                                                     Estimated        Liability: (Texas Only)
                  Deductible: $250,000 Each                                              Annual           (Extensions/Endorsements
                   Accident                                                              Premium          See BAP2346987-03)
                                                                                         subject to
                  Physical Damage:                                                       audit
                  Comprehensive $250,000
                   deductible
                  Collision $250,000
                   deductible

                  Garage Keepers Legal
                  Each Location $500,000
                   less $250,000
                     Deductible Each Accident
                     excludes ALAE
------------------------------------------------------------------------------------------------------------------------------------
BUSINESS AUTO     Automobile Liability         09/01/02  Zurich          BAP2346987-03   $283,718 Plus    Policy Provides Liability
POLICY- O/S       $2,000,000 BI/PD CSL         09/01/03  American                        $956.83          to the public arising
(EXCEPT TX)           $5,000 MEDICAL                     Insurance Co                    Surcharge        from Owned, Non-Auto
                       Basic PIP                                                         Estimated        Liability: All states
                  &1,000,000 UM/UIM                                                      Annual Premium   except TX & MA
                     500,000 Garage Keepers                                              subjects to
                  Deductible: $250,000 Each                                              audit.           Extensions/Endorsements
                   Accident                                                                               Additional Insured
                  Exluces ALAE                                                                            Broad Form Insured
                  Physical Damage:                                                                        Drive Other Car-
                  Comprehensive $250,000                                                                   Designated Person
                   deductible                                                                             Employees as Insureds
                  Collision $250,000                                                                      Fellow Employee Coverage
                   deductible                                                                              Auto
                                                                                                          Hired Autos-Specified as
                                                                                                           Covered Autos owned Long-
                                                                                                           term leased Auto
                                                                                                          Unintentional errors &
                                                                                                           Omissions
                                                                                                          Knowledge of Occurrence-
                                                                                                           (Risk Mgt Dept-Dan Ellis)
                                                                                                          60 Days Notice of
                                                                                                           Cancellation
                                                                                                          Limited Mexico Coverage
                                                                                                          Waiver of Subrogation-
------------------------------------------------------------------------------------------------------------------------------------

                        McQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

For: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 4 of 14

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 POLICY
   COVERAGE            AMOUNT OR LIMITS               TERM      COMPANY          NUMBER         PREMIUM             COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
BUSINESS AUTO  Automobile Liability                 09-01-02  Zurich          MA2346988-03   $11,176         Policy Provides
POLICY - (MA)  $2,000,000 BI/PD CSL                 09-01-03  American                       Estimated       Liability to the public
                   $5,000 MEDICAL PAYMENT                     Insurance Co.                  Annual premium  arising from Owned,
                    Basic PIP                                                                subject to      Non-Auto Liability:
                $1,000,000 UM/UIM                                                            audit           (Massachusetts) For
               Deductible: $250,000 Each Accident                                                            Extension/Endorsements-
               Physical Damage:                                                                              See BAP2646987
               Comprehensive $250,000 deductible
               Collision $250,000 deductible

------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL     $1,000,000 Products & Completed      09-01-02  Zurich          8830042        $10,000 plus    Policy provides legal
GENERAL                   Operations Aggregate      09-01-03  American                       826.80          liability coverage for
LIABILITY      $1,000,000 Occurrence                          Insurance Co.                  (Canadian Tax)  bodily injury and
CANADA         $1,000,000 Personal Injury &                                                  Premium in US   property damage claims
                          Advertising                                                        Dollars         from the public for
               $1,000,000 Liquor Liability Each                                              Estimated       Canadian Location Only.
                          Common Cause                                                       Annual premium
                          Aggregate                                                          subject to
               $1,000,000 Tenants Legal Liability.                                           audit
                  $20,000 Medical Expense
               $1,000,000 Employee Benefits
                1,000,000 Hired-Non-Owned Auto
               Each Claim
------------------------------------------------------------------------------------------------------------------------------------

                        McQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

For: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 5 of 14

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   POLICY
 COVERAGE         AMOUNT OR LIMITS       TERM       COMPANY        NUMBER       PREMIUM                   COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
EXCESS       $25,000,000 Occurrence   09-01-02   Lumbermans     9SX192024-03    $289,000   Policy provides liability limits to the
LIABILTIY    $25,000,000 General      09-01-03   Mutual                                    public for injury or property damage in
              Aggregate                          Casualty                                  excess of Employers Liability, General
             $25,000,000 Products/               (Kemper)                                  Liability & Automobile Liability as shown
              Completed Operations                                                         on Schedule of Underlying Information.
                  10,000 SIR
                                                                                           Follow Form:
                                                                                           Automobile; Employee Benefits;
                                                                                           Foreign Operations; Liquor Liability

                                                                                           Excludes:
                                                                                           ERISA; Nuclear Energy; Asbestos;
                                                                                           Pollution; UM/UIM/No Fault;
                                                                                           Securities & Financial Interest
                                                                                           Employment Related Practices;
                                                                                           Abuse of Molestation;
                                                                                           Professional Services;
                                                                                           Care Custody or Control; Year 2000
                                                                                           Mold
                                                                                           Not Subject to Audit
------------------------------------------------------------------------------------------------------------------------------------
EXCESS       $25,000,000 Excess of    09-01-02   Great          TUU3577779-02   $63,848    Policy provides excess of the underlying
LIABILITY     $25,000,000                to      American                                  limits with respects to Umbrella Policy
                                      09-01-03   Insurance Co.                             #9SX192024-03

                                                                                           Exclusions:
                                                                                           Asbestos
                                                                                           Pollution (Except Named Perils &
                                                                                           Time Element
                                                                                           Professional Services
                                                                                           Nuclear
------------------------------------------------------------------------------------------------------------------------------------

                       McQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

For: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 6 of 14

-------------------------------------------------------------------------------------------------------------------------------
                                                                     POLICY
 COVERAGE       AMOUNT OR LIMITS      TERM         COMPANY           NUMBER      PREMIUM               COMMENTS
-------------------------------------------------------------------------------------------------------------------------------
EXCESS       $25,000,000 excess of  09-01-02   Zurich Insurance   AEC2921558-03  $50,000   Excess Liability
LIABILITY     $50,000,000              to      Company
                                    09-01-03                                               Exclusions:
                                                                                           Asbestos
                                                                                           Pollution (Except Named Perils &
                                                                                           Time Element
                                                                                           Professional Services
                                                                                           Nuclear
-------------------------------------------------------------------------------------------------------------------------------
EXCESS       $25,000,000 excess of  09-01-02   Gulf Insurance     GA2857860      $37,500   Excess Liability
LIABILITY     $75,000,000               to     Group
                                    09-01-03                                               Other Endorsements:
                                                                                           Aggregate Dropdown
                                                                                           Pay on Behalf Of
                                                                                           State Amendatory
                                                                                           Exclusions:
                                                                                           Asbestos; Aircraft; Maritime; EPL;
                                                                                           USL&H; Cross Suits;
                                                                                           Discrimination:Intellectual Property
                                                                                           Temp/Leasing Employee
                                                                                           Terrorism; Mold; Absolute Lead
                                                                                           Pending/Prior Litigation
                                                                                           Designated Premises
                                                                                           Professional;
                                                                                           Pollution (Except Named Perils &
                                                                                           Time Element
                                                                                           Nuclear
-------------------------------------------------------------------------------------------------------------------------------

                       McQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

For: LODGIAN, INC..           Date Prepared: September 2002
                              Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                             Michele Mariano Page 7 of 14

------------------------------------------------------------------------------------------------------------------------------------
                                                                        POLICY
 COVERAGE     AMOUNT OR LIMITS              TERM       COMPANY          NUMBER       PREMIUM                 COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
EXCESS     $50,000,000 Excess of          09-01-02  Firemans' Fund   XXK00084285352  $ 50,000     Excess Liability
LIABILITY   $100,000,000                     to     Insurance
                                          09-01-03  Company                                       Exclusions:
                                                                                                  Asbestos Pollution (Except Named
                                                                                                  Perils & Time Element Professional
                                                                                                  Services Nuclear
------------------------------------------------------------------------------------------------------------------------------------

                        McQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

For: LODGIAN, INC..           Date Prepared: September 2002
                              Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                             Michele Mariano Page 8 of 14

------------------------------------------------------------------------------------------------------------------------------------
                                                                        POLICY
 COVERAGE        AMOUNT OR LIMITS           TERM       COMPANY          NUMBER        PREMIUM                 COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY   $5,000,000  Blanket Real &     09-01-02  Crum &            2450017341     $1,100,000   Per Schedule of Locations on File
                       Personal Property  09-01-03  Forester (US                     Includes     (See Attached)
           $5,000,000  Annual                       Fire &                           Canada       ISO Special Property Form, Risk of
                       Aggregate-Earth              Insurance                        Location     Direct Physical loss or damage
                       Movement                     Company)                                      including Flood & EQ - Excludes
            5,000,000  Annual Aggregate-                                                          Wind in Florida and 1st Tier
                       Flood                                                                      Locations of GA & SC Replacement
            5,000,000  Wind except State                                                          Cost Review Coverage Forms for
                       of Florida and                                                             Additional Coverage Forms for
                       1st Tier GA & SC                                                           Additional Coverage & Limits
                       locations.                                                                 Which are applicable.

           Deductibles:                                                                           Policy Excludes Terrorism, Y2K,
           $  100,000 Occurrence all                                                              Mold, Pollution & Boiler &
                       perils except                                                              Machinery
           Flood       excess of Max NFIP
                       in Zone A or V
           Earthquake  5% of Values at
                       risk at time of
                       loss minimum of
                       $100,000  as
                       respects to
                       California
                       Earthquake
           Wind        2% of values at
                       risk at time of
                       loss at affected
                       locations with a
                       minimum of
                       $100,000 per
                       occurrence as
                       respects to named
                       Storm at 1st Tier
                       locations in TX &
                       Louisiana - Wind
                       excluded in the
                       state of Florida
                       & 1st Tier GA &
                       AC
------------------------------------------------------------------------------------------------------------------------------------

                        McQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

For: LODGIAN, INC..           Date Prepared: September 2002
                              Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                             Michele Mariano Page 9 of 14

------------------------------------------------------------------------------------------------------------------------------------
                                                                        POLICY
 COVERAGE        AMOUNT OR LIMITS           TERM       COMPANY          NUMBER        PREMIUM                 COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
EXCESS     $20,000,000 Each Occurrence    9-1-02/03  Sheffield         EAF101029     $400,000     Special Form Covering Building,
PROPERTY   and in the annual aggregate               Insurance                       Plus         Personal Property, BI/EE,
           for flood & earthquake P/O                Corporation                     $16,000 GA   including Flood & Earthquake but
           Limits; $20,000,000 per                                                   Surplus      excluding CA Earthquake
           occurrence and in annual                                                  Lines Tax
           aggregate on flood and                                                                 Valuation: Replacement Cost/BI
           earthquake                                                                             Actual Loss

           Deductible Excess of                                                                   Exclusion: Fungus, Terrorism,
           $5,000,000 Primary plus                                                                Cyber
           primary deductibles.
------------------------------------------------------------------------------------------------------------------------------------
EXCESS     $500,000,000 per occurrence    9-1-02/03  Royal             RHD329335     95,000       Valuation: Replacement cost except
PROPERTY                excess of                    Indemnity                                    Actual Loss sustained as respects
           $25,000,000  per occurrence               Company                                      to BI
                        which in turn,
                        excess of
                        Underlying
                        Deductible.
------------------------------------------------------------------------------------------------------------------------------------
WINDSTORM  $5,000,000 Primary for        9-01-02/03  First             CAT000036     $465,000     Primary Wind in Florida and
           Florida and 1st Tier GA & SC              Specialty                       Plus         scheduled locations in SC & GA.
           Per schedule on file with                 Insurance Co.                   $16,035 GA
           Co. Deductible 2% each                                                    Surplus
           occurrence per site                                                       Lines Tax

           Replacement Cost -
           Actual Loss Sustained
           for BI if Applicable
------------------------------------------------------------------------------------------------------------------------------------

                        McQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

For: LODGIAN, INC..           Date Prepared: September 2002
                              Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                             Michele Mariano Page 10 of 14

------------------------------------------------------------------------------------------------------------------------------------
                                                                        POLICY
 COVERAGE        AMOUNT OR LIMITS           TERM       COMPANY          NUMBER       PREMIUM                 COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
EXCESS DIC  $4,030,000 Each occurrence   9-01-02/03  Ins. Co of the   XHO185154401   10,000       DIC Including Flood & Earthquake
CALIFORNIA             not to exceed                 West                                         At Location: TIV $9,030,000
EQ           4,030,000 in any one                                                                 74675 Hwy 111, Palm Desert, CA
                       policy year                                                                92260
                       separately as
                       respects to
                       Flood & EQ part
                       of
             4,030,000 Per Occurrence
                       not to exceed
             4,030,000 in any one
                       policy year
                       separately as
                       respects Flood
                       and EQ excess of
             5,000,000 Each Occurrence
                       which in turn
                       excess of
                       Underlying
                       Deductibles
             5,000,000 in any one
                       policy year
                       separately as
                       respect Flood
                       and EQ which in
                       turn excess of
                       Underlying
                       Deductible.
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY    $25,000,000 Each and Every   9-1-02/03   Price Forbes     L2PX114        $243,170     Buildings & Business Interruption-
TERRORISM   Occurrence and in the                    Limited                         $9,726.80    all as more fully defined in the
            Aggregate only to pay the                (Lloyds                         Tax          Underlying Policy Wording.
            excess of the $150,000 Each              Underwriters)
            and Every Occurrence in                                                               Insureds locations in US & Canada
            respect of property                                                                   TIV $1,296,905,888 or to be
            damage/7 days waiting                                                                 agreed by insurers.
            period each and every
            occurrence in respects of
            business interruption
------------------------------------------------------------------------------------------------------------------------------------
EXCESS      $10,000,000 each and every   9-1-02/03   Price Forbes     L2PX131        $60,000
PROPERTY    occurrence and in the                    Limited                         $2,400 Tax
TERRORISM   Aggregate only to pay the                (Lloyds
            excess of the $25,000,000                Underwriters)
            each and every occurrence
            and in the Aggregate
------------------------------------------------------------------------------------------------------------------------------------

                        McQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

For: LODGIAN, INC..          Date Prepared: September 2002
                             Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                            Michele Mariano Page 11 of 14

------------------------------------------------------------------------------------------------------------------------------------
                                                                       POLICY
 COVERAGE       AMOUNT OR LIMITS           TERM      COMPANY          NUMBER         PREMIUM               COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
BOILER &    Equipment Breakdown           09-01-02   Travelers       BMG302D6931TI   $80,479      Policy provides Comprehensive
MACHINERY   $100,000,000 Property            to      Property &      L-02                         Equipment Coverage including
                         Damage, BI, EE   09-01-03   Casualty                                     production machines
                 250,000 Off Premises                                                             Direct damage & BI caused by
                         Service                                                                  sudden & accidental breakdown of
                         Interruption                                                             Pressure vessel & refrigeration
                 250,000 Spoilage                                                                 systems, mechanical objects and
                 100,000 Media                                                                    electrical objects.
                 250,000 Ammonia
                         Contamination
                 250,000 Water Damage
                 500,000 Demolition &
                         ICC
                 250,000 Expediting                                                               60 Days Notice of Cancellation
                         Expense
                 250,000 Hazardous
                         Substances
                 100,000 Ordinance of
                         Law
               1,000,000 Error in
                         Design
               1,000,000 Newly Acquired
                         Locations
            Deductible:
                  25,000 Damage to
                         covered
                         property
                  24 Hours BI & EE
                  24 Hours Service
                         Interruption
------------------------------------------------------------------------------------------------------------------------------------

                        MCQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

For: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 12 of 14

------------------------------------------------------------------------------------------------------------------------------------
                                                                              POLICY
COVERAGE          AMOUNT OR LIMITS              TERM         COMPANY          NUMBER        PREMIUM            COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY   Limit of Liability: $2,000,000    09-01-02    Chubb Insurance  8158 25 39B DAL  $ 8,316    Claims Made Policy
LIABILITY   Defense outside the Limit of      09-01-03    Group - Federal                              Provides coverage for claims
            Liability                                     Insurance Co                                 arising from breach of
            Deductible: $25,000                                                                        Fiduciary Duty while
                                                                                                       acting as trustee for named
                                                                                                       employee pension and welfare
                                                                                                       plans.

                                                                                                       Extended Reporting Period
                                                                                                       (1 Year for 75% of Annual
                                                                                                       Premium)
                                                                                                       Prior and Pending
                                                                                                       Date -8-5-92
                                                                                                       Continuity Date 8-5-92
------------------------------------------------------------------------------------------------------------------------------------
CRIME       $1,000,000 Employee Theft         12-15-01    (American        008747810         11,918    Crime Employee Theft:
            $1,000,000 Premises Coverage      12-15-02    International)                               (Applicable only to employees
            $1,000,000 Depositors Forgery                 National Union                               at the corporate office 3445
            $1,000,000 Funds Transfer Fraud               Fire Insurance                               Peachtree Rd., Atlanta, GA)
            $   50,000 Deductible                         Co.
------------------------------------------------------------------------------------------------------------------------------------

                        MCQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

For: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 13 of 14

------------------------------------------------------------------------------------------------------------------------------------
                                                                             POLICY
    COVERAGE            AMOUNT OR LIMITS           TERM       COMPANY         NUMBER        PREMIUM            COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
D&O (CLAIMS MADE)  $20,000,000 Each Loss         12-11-01-  XL Specialty  DO 71 00 09 99  $430,000      Straight Retention for
MANAGEMENT         $20,000,000 Each Policy Year  12-11/02   Insurance                     (90% Minimum  Securities Claims
LIABILITY          Retention: $200,000                      Company                       Earned)       Prior Acts Exclusion
                                                                                                        (12-11-01)
                                                                                                        General E&O Exclusion
                                                                                                        (excludes services for other
                                                                                                        for a fee)
                                                                                                        One Year Run Off
                                                                                                        Change in Condition
                                                                                                        Prior & Pending Litigation
                                                                                                        Exclusion date: 12-11-01
------------------------------------------------------------------------------------------------------------------------------------
EXCESS D&O         $10,000,000 Each Loss Excess  12-11-01/  RLI           EPG 0002582     $170,000      Prior & Pending Litigation
(CLAIMS MADE)      of $20,000,000 Each Loss/     12-11-02   Insurance                                   Exclusion Date: 12-11-01
                   $10,000,000 each policy year             Company                                     Subject to:
                   excess of $20,000,000 each                                                           No bankruptcy prior to
                   policy year.                                                                         12-11-01
------------------------------------------------------------------------------------------------------------------------------------
EXCESS D&O -       $15,000,000                   12-11-01/  AIG-National  00857 48 89     $136,689      One Year Discovery
CLAIMS MADE                                      12-11-02   Union Fire                                  Limit is part of and not in
(RUN OFF)                                                   Insurance Co                                addition to limit of
                                                            of PA                                       liability under 12-11-98 to
                                                                                                        12-11-01 policy period.
------------------------------------------------------------------------------------------------------------------------------------
EXCESS D&O -       $15,000,000 excess of         12-11-01/  Chubb-        8158 25 83      $ 70,500      One Year Discovery
CLAIMS MADE-       $15,000,000                   12-11-02   Federal                                     Limit is part of and not in
(RUN OFF)                                                   Insurance                                   addition to limit of
                                                            Company                                     liability under 12-11-98 to
                                                                                                        12-11-01 policy period.
------------------------------------------------------------------------------------------------------------------------------------
EXCESS D&O -       $10,000,000 excess of         12-11-01/  Gulf          GA0431469         24,000      One Year Discovery
CLAIMS MADE        $30,000,000                   12-11-02   Insurance                                   Limit is part of and not in
(RUN OFF)                                                   Company                                     addition to limit of
                                                                                                        liability under 12-11-98 to
                                                                                                        12-11-01 policy period.
------------------------------------------------------------------------------------------------------------------------------------

                        MCQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

For: LODGIAN, INC..          Date Prepared:  September 2002
                             Prepared By:    McQueary Henry Bowles Troy, L.L.P.
                                             Michele Mariano Page 14 of 14

--------------------------------------------------------------------------------
                                                   POLICY
COVERAGE    AMOUNT OR LIMITS    TERM    COMPANY    NUMBER    PREMIUM    COMMENTS
--------------------------------------------------------------------------------

                  We present this schedule so you may get an overall picture of your insurance protection. For details of coverage please refer to your policies or contact McQueary Henry Bowles Troy, L.L.P.

                  Please examine this schedule with particular reference to the amount or limits of your insurance. Today's property values and liability judgments are higher and insurance should be adjusted to cover.

Homedir/CSR4/United Schedule

                       MCQUEARY HENRY BOWLES TROY, L.L.P

                                  SCHEDULE 4.28

                        COLLECTIVE BARGAINING AGREEMENTS

                                 Schedule 4.28

                                  SCHEDULE 4.28

                        COLLECTIVE BARGINING AGREEMENTS

              HOTEL                              BORROWER                                  UNION                   DATE OF AGREEMENT
              -----                              --------                                  -----                   -----------------
Holiday Inn - Windsor                 Servico Windsor, Inc.                 United Food and Commercial Workers
                                                                              International, Local 175                 12/1/2000
Holiday Inn - Rolling Meadows, IL     Servico Rolling Meadows, Inc.         Hotel, Motel, Club, Cafeteria,
                                                                              Restaurant Employees & Bartenders
                                                                              Union, Local 450                         1/1/2002
Hilton - Northfield, MI               NH Motel Enterprises, Inc.            Hotel Employees and Restaurant
                                                                              Employees Union Local 24                 8/1/2002
Hilton - Northfield, MI               NH Motel Enterprises, Inc.            The International Union of Operating
                                                                              Engineers, Local 547                     10/1/2000
Holiday Inn - Niagara Falls, NY       Servico New York, Inc.                Hotel Employees and Restaurant
                                                                              Employees Union Local 4                  2/10/1999
Holiday Inn - Jamestown, NY           Servico Jamestown, Inc.               Hotel Employees and Restaurant
                                                                              Employees Union, Local 4                 5/1/2000
Doubletree Hotel - Philadelphia, PA   Impac Hotels, I, LLC                  Hotel Employees and Restaurant
                                                                              Employees Union, Local 274               10/1/2000
Crowne Plaza - Albany, NY             Albany Hotel, Inc.                    Hotel, Motel & Restaurant Employees &
                                                                              Bartenders Union, Local 471              2/1/2000
Holiday Inn - St. Paul, IL            Minneapolis Motel Enterprises, Inc.   Hotel Employees and Restaurant
                                                                              Employees, Local 17                      1/1/2002

                                  SCHEDULE 4.30

                             GROUND LEASE AMENDMENTS

                                 Schedule 4.30

                       SCHEDULE OF GROUND LEASE AMENDMENTS

ISLAND MOTEL ENTERPRISES, INC. AND PENMOCO, INC.
HOLIDAY INN, LOCATED AT 200 SOUTH BEACHVIEW DRIVE, JEKYLL ISLAND, GA

Declaration of Lease Agreement for Recordation from Jekyll Island-State Park Authority, dated October 23, 1972, filed December 28, 1972, and recorded in Mortgage Book 127, Page 621 of the records of the Superior Court of Glynn County, Georgia as modified by that certain Modification Agreement, dated October 8, 1973 and recorded in Deed Book 17-T, Page 1 of the aforesaid records, as further modified by that certain Modification Agreement, dated October 3, 1974 and recorded October 24, 1974 in Deed Book 18-F, Page 187 of the aforesaid records, as re-recorded October 24, 1974 in Deed Book 18-F, Page 236, of the aforesaid records; as further modified by that certain Third Modification Agreement, dated October 16, 1976 and recorded December 5, 1977 in Deed Book 20-C, Page 142 of the aforesaid records, as affected by that certain Estoppel Certificate by Jekyll Island-State Park Authority, dated November 20, 1998 and recorded on December 15, 1998 in Deed Book 529, Page 462 of the aforesaid records.

                                 Schedule 5.14

                              Material Agreements

-------------------------------------------------------------------------------------------------------------------
BORROWER/GUARANTOR           VENDOR                    AGREEMENT TYPE                   REASON FOR MATERIALITY
-------------------------------------------------------------------------------------------------------------------
  Lodgian, Inc.         IDC Construction      General Contractor/Renovation of      Payment in excess of $1 million
                        LLC                   Philadelphia Hotel
-------------------------------------------------------------------------------------------------------------------
  Lodgian, Inc.         Harbor Linen          Linen Requirements Agreement          Payment in excess of $1 million
-------------------------------------------------------------------------------------------------------------------